As filed with the Securities and Exchange Commission on December 24, 1997

                                                     Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                                   ----------

                   THE CIT GROUP SECURITIZATION CORPORATION II
                               THE CIT GROUP, INC.
            (Exact name of each registrant specified in its charter)

                                   ----------

    Delaware                                                     22-3328188
    Delaware                           6146                      13-2994534
 (State or other           (Primary Standard Industrial       (I.R.S. Employer
 jurisdiction of            Classification Code Number)      Identification No.)
 incorporation or
  organization)

THE CIT GROUP SECURITIZATION CORPORATION II                THE CIT GROUP, INC.
             650 CIT Drive                           1211 Avenue of the Americas
      Livingston, New Jersey 07039                    New York, New York  10036
            (201) 535-3514                                  (212) 536-1950
        (Address of principal                           (Address of principal
          executive offices)                              executive offices)

                                   ----------

                             ERNEST D. STEIN, ESQ.
             Executive Vice President, General Counsel & Secretary
                              THE CIT GROUP, INC.
                          1211 Avenue of the Americas
                            New York, New York 10036
                                 (212)-536-1950
                     (Name and address of agent for service)

                                   Copies to:
                             PAUL N. WATTERSON, ESQ.
                            SCHULTE ROTH & ZABEL LLP
                                900 Third Avenue
                            New York, New York 10022

                                   ----------

        Approximate date of commencement of proposed sale to the public:
     From time to time after this Registration Statement becomes effective.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                        CALCULATION OF REGISTRATION FEE

==============================================================================================================
                                                                Proposed       Proposed
                                                  Amount to     Maximum         Maximum         Amount of
             Title of each class of                   be        Offering       aggregate       registration
           securities to be registered            registered   Price Per       offering           fee(1)
                                                                  Unit         price(1)
--------------------------------------------------------------------------------------------------------------
  Asset-Backed Securities.......................  $1,000,000      100%        $1,000,000         $350.00
--------------------------------------------------------------------------------------------------------------
  Limited Guarantees of The CIT Group, Inc.(2)..
==============================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee on the basis of the proposed maximum aggregate offering price, pursuant to Rule 457(c).

(2) May be issued in connection with issuance of the Asset-Backed Securities of trusts formed by The CIT Group Securitization Corporation II. No additional consideration will be paid for the Limited Guarantee; accordingly, no separate filing fee is being paid herewith, pursuant to Rule 457(n).

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

================================================================================

Prospectus Supplement
(To Prospectus dated __________, ____)

$
CIT Marine Trust ____-_

The CIT Group Securitization Corporation II,
Seller
The CIT Group/Sales Financing, Inc.,
Servicer

The CIT Marine Trust ____-_ (the "Trust" or the "Issuer") will be formed pursuant to a Trust Agreement, to be dated as of __________ 1, ____, between The CIT Group Securitization Corporation II (the "Company" or the "Seller") and _______________, as trustee (the "Owner Trustee"), and will issue Class A-1
____% Asset-Backed Notes (the "Class A-1 Notes"), Class A-2 ____% Asset-Backed Notes (the "Class A-2 Notes"), Class A-3 ____% Asset-Backed Notes (the "Class A-3 Notes"), Class A-4 ____% Asset-Backed Notes (the "Class A-4 Notes"), Class A-5 ____% Asset-Backed Notes (the "Class A-5 Notes"), Class A-6 ____% Asset-Backed Notes (the "Class A-6 Notes"), Class A-7 ____% Asset-Backed Notes (the "Class A-7 Notes" and, together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes and Class A-6 Notes, the "Class A Notes") and the Class B ____% Asset-Backed Notes (the "Class B Notes" and, together with the Class A Notes, the "Notes") in the principal amounts of $_________, $_________, $_________, $__________, $_________, $_________,
$_________, and $__________, respectively, pursuant to an Indenture, to be dated as of __________ 1, ____ between the Issuer and _______________, as trustee (the "Indenture Trustee"). The Trust will also issue ____% Asset-Backed Certificates (the "Certificates" and, together with the Notes, the "Securities") with an Original Certificate Balance of $__________.

                                                   (Continued on following page)

A discussion of certain risk factors that should be considered by prospective purchasers of the Securities offered hereby can be found on page S-__ herein and on page 23 in the accompanying Prospectus.

THE SECURITIES WILL REPRESENT INTERESTS IN OR OBLIGATIONS OF THE TRUST AND WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE CIT GROUP SECURITIZATION CORPORATION II, THE CIT GROUP/SALES FINANCING, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 Price to          Underwriting  Proceeds to the
                                 Public(1)         Discount      Company(1)(2)

Per Class A-1 Note.............. ________%         _______%      ________%
Per Class A-2 Note.............. ________%         _______%      ________%
Per Class A-3 Note.............. ________%         _______%      ________%
Per Class A-4 Note.............. ________%         _______%      ________%
Per Class A-5 Note.............. ________%         _______%      ________%
Per Class A-6 Note.............. ________%         _______%      ________%
Per Class A-7 Note.............. ________%         _______%      ________%
Per Class B Note................ ________%         _______%      ________%
Per Certificate................. ________%         _______%      ________%
Total........................... $____________     $_________    $___________

(1) Plus accrued interest, if any, at the respective Interest Rate or the Pass-Through Rate, as appropriate, from __________ 1, ----.

(2)  Before deduction of expenses payable by the Company estimated at $_______.

The Securities are offered by the Underwriters, when, as and if delivered to and accepted by the Underwriters, subject to prior sale, withdrawal or modification of the offer without notice, approval of counsel and other conditions. It is expected that delivery of the Notes will be made in book-entry form through the facilities of The Depository Trust Company ("DTC"), Cedel Bank, societe anonyme ("Cedel") and the Euroclear System ("Euroclear") and that the Certificates will be ready for delivery in fully registered, certificated form in New York, New
York, in each case on or about __________, ____, against payment therefor in immediately available funds.

[UNDERWRITERS]

The date of this Prospectus Supplement is __________, ____.

(continued from preceding page)

The assets of the Trust will primarily include a pool of marine installment sale contracts, direct loans and U.S. preferred ship mortgages (the "Contracts") secured by the new and used boats, boat motors and boat trailers financed thereby (the "Financed Boats"), certain monies received under the Contracts on and after __________ 1, ____ (the "Cut-off Date"), an assignment of the security interests in the Financed Boats, the Collection Account, the Certificate Distribution Account, the Note Distribution Account and the Reserve Account, in each case together with the proceeds thereof, the proceeds from claims under certain insurance policies in respect of individual Financed Boats or the related Obligors and certain rights under the Sale and Servicing Agreement, to be dated as of __________ 1, ____ (the "Sale and Servicing Agreement"), among the Seller, the Servicer, and the Trust.

     The Notes will be secured by assets of the Trust (other than the Certificate Distribution Account) pursuant to the Indenture. The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes, the Class A-7 Notes and the Class B Notes will bear interest at the per annum rate of ____%, ____%, ____%, ____%, ____%, ____%,
____% and ____%, respectively (each, an "Interest Rate"). Interest on the Class A-1 Notes will be calculated on the basis of a 360-day year and the actual number of days elapsed in the related Interest Accrual Period. Interest on each other class of Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Notes will generally be payable on the fifteenth day of each month (each, a "Distribution Date"), commencing __________ 15, ____. Principal on the Notes will be payable on each Distribution Date to the extent described herein. No principal payments will be made (i) on the Class A-2 Notes until the Class A-1 Notes have been paid in full, (ii) on the Class A-3 Notes until the Class A-2 Notes have been paid in full, (iii) on the Class A-4 Notes until the Class A-3 Notes have been paid in full, (iv) on the Class A-5 Notes until the Class A-4 Notes have been paid in full, (v) on the Class A-6 Notes until the Class A-5 Notes have been paid in full or (vi) on the Class A-7 Notes until the Class A-6 Notes have been paid in full, except under certain circumstances described herein. Distributions of principal and interest on the Class B Notes will be subordinated in priority to payments due on the Class A Notes to the extent described herein. The
Certificates   represent  fractional  undivided  interests  in  the  Trust.  The
Certificates   will  bear   interest  at  the  rate  of  ____%  per  annum  (the
"Pass-Through Rate") and will be distributed to Certificateholders on each Distribution Date to the extent described herein. Distributions of interest and principal on the Certificates will be subordinated in priority of payment to payment of interest and principal on the Notes, to the extent described herein. No principal will be paid on the Certificates until all of the Notes have been paid in full. The final scheduled Distribution Date for the Certificates will be the __________ Distribution Date. The final scheduled Distribution Date for the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes, the Class A-7 Notes and the Class B Notes will be the __________, __________, __________, __________, __________,
__________,  __________ and _____________  Distribution Date, respectively.  The aggregate outstanding principal amount of the Securities is likely to be paid earlier than such dates due to a variety of factors including an Optional Purchase or Auction Sale as described herein.

     There currently is no secondary market for the Securities and there is no assurance that one will develop. The Underwriters expect, but are not obligated, to make a market in the Securities. There is no assurance that any such market will develop, or if one does develop, that it will continue or provide sufficient liquidity.

     CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE PRICE OF THE SECURITIES OFFERED HEREBY, INCLUDING OVER-ALLOTMENT, STABILIZING TRANSACTIONS, SYNDICATE SHORT COVERING TRANSACTIONS AND PENALTY BIDS. FOR A DESCRIPTION OF THESE ACTIVITIES SEE "PLAN OF DISTRIBUTION" HEREIN.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Certain of the matters discussed under the caption "The CIT Group/Sales Financing, Inc., Servicer" may constitute forward-looking statements within the meaning of Section 7A of the Securities Act of 1933, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the marine portfolio of The CIT Group/Sales Financing, Inc. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

     This Prospectus Supplement does not contain complete information about the offering of the Securities. Additional information is contained in the
Prospectus of the Seller dated __________, ____ (the "Prospectus") and purchasers are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Securities may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus. To the extent, if any, that any statement in the final Prospectus Supplement is inconsistent with statements contained in this Prospectus Supplement, the statements in the final Prospectus Supplement shall control. Terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Prospectus.

                                    SUMMARY

     This Summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in the Summary are defined elsewhere in this Prospectus Supplement or in the Prospectus.

Issuer........................   CIT Marine  Trust  ____-_  (the  "Trust" or the
                                 "Issuer"), a Delaware business trust to be formed by the Seller and the Owner Trustee pursuant to the Trust Agreement, to be dated as of __________ 1, ____ (the "Trust Agreement").

Seller........................   The CIT  Group  Securitization  Corporation  II
                                 (the   "Company"),   a  wholly-owned,   limited
                                 purpose  subsidiary  of  The  CIT  Group,  Inc.
                                 ("CIT"). Neither CIT nor any of its affiliates,
                                 including  the Company and The CIT  Group/Sales
                                 Financing,   Inc.  ("CITSF"),  has  guaranteed,
                                 insured or is otherwise obligated with respect to the Securities. See "Risk Factors--Limited
                                 Obligations."

Servicer......................   The CIT  Group/Sales  Financing,  Inc. (in such
                                 capacity referred to herein as the "Servicer"),
                                 a wholly-owned  subsidiary of CIT. The Servicer
                                 will    be     responsible     for    managing,
                                 administering, servicing and making collections on the Contracts held by the Trust.

Owner Trustee.................   _______________,  as  trustee  under  the Trust
                                 Agreement (the "Owner Trustee").

Indenture Trustee.............   _______________,    as   trustee    under   the
                                 Indenture, to be dated as of __________ 1, ____
                                 (the "Indenture Trustee" and, together with the Owner Trustee, the "Trustees").

Risk Factors..................   Certain     potential     risks    and    other
                                 considerations are particularly relevant to a decision to invest in any securities sold hereunder. See "Risk Factors."

The Notes.....................   The CIT  Marine  Trust  ____-_  Class A-1 ____%
                                 Asset-Backed  Notes (the  "Class  A-1  Notes"),
                                 Class A-2 ____%  Asset-Backed Notes (the "Class
                                 A-2 Notes"), Class A-3 ____% Asset-Backed Notes
                                 (the  "Class  A-3  Notes"),   Class  A-4  ____%
                                 Asset-Backed  Notes  (the  "Class A-4 Notes" ),
                                 Class A-5 ____%  Asset-Backed Notes (the "Class
                                 A-5 Notes"), Class A-6 ____% Asset-Backed Notes
                                 (the  "Class  A-6  Notes"),   Class  A-7  ____%
                                 Asset-Backed  Notes (the "Class A-7 Notes" and,
                                 together  with the Class A-1  Notes,  the Class
                                 A-2 Notes,  the Class A-3 Notes,  the Class A-4
                                 Notes,  the  Class  A-5 Notes and the Class A-6
                                 Notes,  the "Class A Notes")  and Class B ____%
                                 Asset-Backed  Notes (the  "Class B Notes"  and,
                                 together  with the Class A Notes,  the  "Notes"
                                 and,  together  with  the   Certificates,   the
                                 "Securities") will represent obligations of the Trust secured by assets of the Trust (other than the Certificate Distribution Account). See
                                 "The Notes--General."

                                 Payments in respect of the Class B Notes will be subordinated to payments on the Class A Notes, to the extent described herein.

                                 The  Trust  will  issue  $________,  $________,
                                 $__________, $__________, $________, $________,
                                 $________ and $________ aggregate principal amount of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes and Class B Notes, respectively, pursuant to an Indenture, to be dated as of __________ 1, ____, between the Issuer and the Indenture Trustee (the "Indenture"). See "The Notes--General."

                                 The Notes will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof and will be available in book-entry form only. Persons acquiring beneficial interests in the Notes ("Note Owners") will hold their interests through DTC in the United States or Cedel Bank, societe anonyme ("Cedel") or the Euroclear System ("Euroclear") in Europe. Definitive Notes (as defined in the Prospectus) will be issued only under the limited circumstances described herein and in the Prospectus. Unless and until Notes of a class are issued in definitive form, all references herein to distributions, notices, reports and statements to and to actions by and effects upon the related Noteholders will refer to the same actions and effects with respect to DTC or Cede, as the case may be, for the benefit of the related Note Owners in accordance with the DTC procedures. See "Certain Information
                                 Regarding      the       Securities--Book-Entry
                                 Registration" and "--Definitive Securities" in the Prospectus and Annex I hereto.

The Certificates..............   The CIT Marine Trust ____-_ ____%  Asset-Backed
                                 Certificates    (the    "Certificates")    will
                                 represent fractional undivided interests in the Trust. See "The Certificates--General."

                                 The Trust will issue $_________ aggregate face amount of Certificates (the "Original Certificate Balance") pursuant to the Trust
                                 Agreement. Payments in respect of the Certificates will be subordinated to payments on the Notes to the extent described herein and in the Prospectus. See "The Certificates--General."

                                 The Certificates will be issued in minimum denominations of $20,000 and integral multiples of $1,000 in excess thereof; provided, however, that one Certificate may be issued in a denomination other than an integral multiple of $1,000 such that the Affiliated Owner may be issued at least 1% of the Original Certificate Balance. The Certificates will be issued in fully registered, certificated form
                                 ("Definitive          Certificates")         to
                                 Certificateholders or their nominees. See "Certain Information Regarding the Securities--Definitive Securities" in the Prospectus. Purchasers of Certificates and their assignees (i) must represent that they are United States persons (as defined in
                                 Section 7701(a) of the Code) and provide a certification of non-foreign status under penalties of perjury and (ii) must represent and certify that they are not (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in
                                 Section  4975(e)(1)  of the  Code,  or (c)
                                 any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

Property of the Trust.........   The  property  of  the  Trust  will   primarily
                                 include (i) a pool of marine  installment  sale
                                 contracts, direct loans and U.S. preferred ship
                                 mortgages (the "Contracts")  secured by the new
                                 and used boats,  boat motors and boat  trailers
                                 financed thereby (the "Financed  Boats"),  (ii)
                                 certain monies  received under the Contracts on
                                 and after  __________  1,  ____  (the  "Cut-off
                                 Date"),  (iii) an  assignment  of the  security
                                 interests  in  the  Financed  Boats,  (iv)  the
                                 Collection     Account,     the     Certificate
                                 Distribution  Account,  the  Note  Distribution
                                 Account and the Reserve Account, in each case together with the proceeds thereof, (v) the proceeds from claims under certain insurance policies in respect of individual Financed
                                 Boats or the related Obligors and (vi) certain rights under the Sale and Servicing Agreement, to be dated as of __________ 1, ____ (the "Sale and Servicing Agreement"), among the Seller, the Servicer and the Trust.

                                 CITSF will be obligated to repurchase Contracts (a "Repurchased Contract") upon the occurrence of certain breaches of representations and warranties (a "Repurchase Event"). See "The Purchase Agreements and the Trust Documents--Sale and Assignment of the Contracts" and "--Servicing Procedures" in the Prospectus.

The Contracts.................   The   property   of  the  Trust  will   consist
                                 primarily of marine  installment sale contracts
                                 for   boats    originated   by   boat   dealers
                                 ("Dealers")  and  acquired  by CITSF or The CIT
                                 Group/Consumer Finance, Inc. (NY) ("CITCF-NY"),
                                 marine  loans  originated  directly by CITSF or
                                 one of its affiliates,  or acquired by CITSF or
                                 one of its affiliates from  unaffiliated  third
                                 parties and U.S. preferred ship mortgages.  The
                                 Financed  Boats  will  consist  of boats,  boat
                                 motors  and boat  trailers.  See "The  Contract
                                 Pool." On or prior to the date of  issuance  of
                                 the Securities (the "Closing  Date"),  CITCF-NY
                                 will   sell   certain   contracts   that   will
                                 constitute a portion of the  Contracts to CITSF
                                 pursuant to a purchase  agreement,  to be dated
                                 as of __________  1, ____,  and CITSF will sell
                                 the  Contracts  to the  Company  pursuant  to a
                                 purchase   agreement,   to  be   dated   as  of
                                 __________ 1, ____ (the "Purchase  Agreement"),
                                 and the Company will sell the  Contracts to the
                                 Trust   pursuant  to  the  Sale  and  Servicing
                                 Agreement.

                                 CITSF or one of its affiliates (directly or through Dealers) originated all of the Contracts in accordance with CITSF's underwriting standards or acquired the Contracts from unaffiliated third parties (in which event CITSF reviewed the Contracts to confirm that they conformed to CITSF's underwriting standards).

                                 As of the Cut-off Date, the Contracts had a weighted average original maturity of _____ months and a remaining weighted average maturity of _____ months. The final scheduled payment date on the Contract with the last maturity occurs in __________. See "The Contract Pool." The Contracts will generally be prepayable at any time without premium or penalty to the purchaser of the related Financed Boat or other person or persons who are obligated to make payments under the Contract (each, an "Obligor").

Distribution Dates............   Payments  of  interest  and  principal  on  the
                                 Securities will be made on the fifteenth day of
                                 each  month  or,  if  any  such  day  is  not a
                                 Business Day, on the next  succeeding  Business
                                 Day (each, a "Distribution  Date"),  commencing
                                 __________  15, ____.  Payments on the Notes on
                                 each  Distribution  Date  will  be  made to the
                                 holders of record of the  related  Notes at the
                                 close  of   business   on  the   Business   Day
                                 immediately  preceding such  Distribution  Date
                                 or, in the event  Definitive  Notes (as defined
                                 in the  Prospectus)  have been  issued,  at the
                                 close of business on the last  Business  Day of
                                 the month  immediately  preceding  the month in
                                 which  such   Distribution   Date   occurs  and
                                 payments   on   the    Certificates   on   each
                                 Distribution Date will be made to the holders of record of the related Certificates, at the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs (each, a "Record Date").

                                 To the extent not previously paid in full prior to such time, the outstanding face amount of the Certificates will be payable on the Distribution Date occurring in __________ (the "Certificate Final Scheduled Distribution Date") and the outstanding principal amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes, the Class A-7 Notes and the Class B Notes will be payable on the Distribution Date occurring in __________, ___________, ___________, ___________,
                                 ___________,   ___________,   ___________   and
                                 __________, respectively (the "Class A-1 Note Final Scheduled Distribution Date," the "Class A-2 Note Final Scheduled Distribution Date," the "Class A-3 Note Final Scheduled Distribution Date," the "Class A-4 Note Final Scheduled Distribution Date," the "Class A-5 Note Final Scheduled Distribution Date," the "Class A-6 Note Final Scheduled Distribution Date," the "Class A-7 Note Final Scheduled Distribution Date" and the "Class B Note Final Scheduled Distribution Date," respectively).

                                 A "Business Day" is any day other than a Saturday, Sunday or any day on which banking institutions or trust companies in the states of New York, __________, __________ or Oklahoma are authorized by law, regulation or executive order to be closed.

Due Period....................   With respect to any Distribution Date, the "Due
                                 Period" is the period  during which  principal,
                                 interest and other amounts will be collected on
                                 the  Contracts  for  application   towards  the
                                 payment  of  principal   and  interest  to  the
                                 Securityholders and the payment of fees on such
                                 Distribution Date. The "Due Period" will be the
                                 calendar   month   immediately   preceding  the
                                 Distribution Date. The first Due Period will commence on and include __________ 1, ____ and will end on and include __________, ____.

Determination Date............   The "Determination  Date" is the third Business
                                 Day prior to each  Distribution  Date.  On each
                                 Determination Date, the Servicer will determine
                                 the Available  Amount for  distribution  on the
                                 related   Distribution   Date,   allocate  such
                                 amounts between the Notes, the Certificates and
                                 the Servicer  Payment,  and advise the Trustees
                                 (or the paying agent appointed  pursuant to the
                                 Indenture  or  the  Trust   Agreement)  of  the
                                 amounts   of  the   payments   to  be  made  to
                                 Securityholders,  all as  described  under "The
                                 Purchase     Agreements     and    The    Trust
                                 Documents--Distributions."

                                 The "Available Amount" on any Distribution Date is equal to the excess of (A) the sum of (i) all amounts on deposit in the Collection Account attributable to collections or deposits made in respect of the Contracts (including any Late Fees (as defined in the Prospectus)), in the related Due Period and (ii) the Purchase Price for any Contract repurchased by CITSF as a result of breaches of certain representations and warranties or purchased by the Servicer as a result of breaches of certain covenants and any Monthly Advances made by the Servicer, if such Purchase Price or Monthly Advance is paid on the Deposit Date immediately preceding such Distribution Date, over (B) the sum of the following amounts (to the extent that the Servicer has not already withheld such amounts from collections on the Contracts): (i) any repossession profits on Liquidated Contracts, Liquidation Expenses incurred and taxes and insurance advanced by the Servicer in respect of Financed Boats that are reimbursable to the Servicer under the Sale and Servicing Agreement, (ii) any amounts incorrectly deposited in the Collection Account, (iii) net investment earnings on the funds in the Collection Account and (iv) any other amounts permitted to be withdrawn from the Collection Account by the Servicer (or to be retained by the Servicer from collections on the Contracts) pursuant to the Sale and Servicing Agreement.

Terms of the Notes............   The  principal  terms of the  Notes  will be as
                                 described below:

A.  Interest Rate.............   The Class A-1 Notes will bear  interest  at the
                                 rate  of  ____%  per  annum  (the   "Class  A-1
                                 Interest Rate"), the Class A-2 Notes will bear interest at the rate of ____% per annum (the
                                 "Class A-2 Interest Rate"), the Class A-3 Notes will bear interest at the rate of ____% per annum (the "Class A-3 Interest Rate"), the
                                 Class A-4 Notes will bear interest at the rate of ____% per annum (the "Class A-4 Interest
                                 Rate"), the Class A-5 Notes will bear interest at the rate of ____% per annum (the "Class A-5
                                 Interest Rate"), the Class A-6 Notes will bear interest at the rate of ____% per annum (the
                                 "Class A-6 Interest Rate"), the Class A-7 Notes will bear interest at the rate of ____% per annum (the "Class A-7 Interest Rate") and the
                                 Class B Notes will bear interest at the rate of ____% per annum (the "Class B Interest Rate").
                                 The interest rates for the various classes of Notes are referred to herein collectively as "Interest Rates."

B.  Interest..................   Interest on the outstanding principal amount of
                                 each  class  of  Notes   will   accrue  at  the
                                 applicable Interest Rate from and including the
                                 Closing   Date  (in  the  case  of  the   first
                                 Distribution

                                 Date) or from and including the preceding Distribution Date to but excluding the Distribution Date (each, an "Interest Accrual Period"). On each Distribution Date, the
                                 Indenture Trustee will distribute to the Noteholders of each class accrued interest at the applicable Interest Rate on the outstanding principal amount of such class to the extent of the Available Amount remaining after payment of the Servicer Payment. To the extent the remaining Available Amount on a Distribution Date is insufficient to pay Noteholders the entire amount of interest due on such Distribution Date, such shortfall will be funded from the Reserve Account, subject to the Available Reserve Amount, under the circumstances described herein. Interest on the Class A-1 Notes will be calculated on the basis of a 360-day year and the actual number of days elapsed in the related Interest Accrual Period. Interest on each other class of Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Notes of any class for any Distribution Date due but not paid on such Distribution Date will be due on the next Distribution Date in addition to an amount equal to interest on such amount at the applicable Interest Rate (to the extent lawful). See "The Notes--Payment of Interest."

                                 The "Servicer Payment" is equal on each Distribution Date to the sum of the reimbursement then due to the Servicer for outstanding Monthly Advances and the Servicing Fee (including any unpaid Servicing Fees for past Distribution Dates); provided, however, that if CITSF or one of its affiliates is the Servicer, the Servicing Fee (including any unpaid Servicing Fees for past Distribution Dates) shall not be included in the Servicer Payment but instead shall be payable to the Servicer on each Distribution Date only from the Available Amount, if any, remaining after the principal and interest payable on the Securities on such Distribution Date have been paid.

                                 Interest payments to all classes of Class A Noteholders will have the same priority. Under certain circumstances, the amount available for interest payments could be less than the amount of interest payable on the Class A Notes on any Distribution Date, in which case each class of Class A Noteholders will receive their ratable share (based upon the aggregate amount of interest due to such class of Class A Noteholders) of the aggregate amount available to be distributed in respect of interest on the Class A Notes.

                                 Interest on the Class B Notes will not be paid on any Distribution Date until interest on the Class A Notes for such Distribution Date has been paid in full. In addition, notwithstanding the foregoing, if an Event of Default has occurred and the Notes have been accelerated, payments of interest on and principal of the Class B Notes will not be paid until the Class A Notes have been paid in full.

C.  Principal.................   Principal  of the Class A Notes will be payable
                                 on each Distribution Date in an amount equal to the Class A Noteholders' Principal Distribution
                                 Amount, to the extent of the Available Amount remaining after payment of the Servicer

                                 Payment and interest due on the Notes on such Distribution Date. To the extent the remaining Available Amount on a Distribution Date is insufficient to fund the entire Class A Noteholders' Principal Distribution Amount due on such Distribution Date, such shortfall will be funded from the Reserve Account, subject to the Available Reserve Amount remaining after any withdrawals from the Reserve Account to make payments of interest due on the Notes on such Distribution Date, under the circumstances described herein.

                                 Principal of the Class B Notes will be payable on each Distribution Date in an amount equal to the Class B Noteholders' Principal Distribution Amount, to the extent of the Available Amount remaining after payment of the Servicer Payment and interest due on the Notes and principal due on the Class A Notes on such Distribution Date. To the extent the remaining Available Amount on a Distribution Date is insufficient to fund the entire Class B Noteholders' Principal Distribution Amount due on such Distribution Date, such shortfall will be funded from the Reserve Account, subject to the Available Reserve Amount remaining after any withdrawals from the Reserve Account to make payments of interest due on the Notes and principal due on the Class A Notes on such Distribution Date, under the circumstances described herein. Notwithstanding the foregoing, if an Event of Default has occurred and the Notes have been accelerated, payments of interest on and principal of the Class B Notes will not be paid until the Class A Notes have been paid in full.

                                 On each Distribution Date prior to the Distribution Date on which the Class A-1 Notes have been paid in full, principal of the Class A-1 Notes will be payable in an amount equal to 100% of the Class A Noteholders' Principal Distribution Amount. On each Distribution Date on and after the Distribution Date on which the Class A-1 Notes have been paid in full, principal of the Class A-2 Notes will be payable, until the Class A-2 Notes have been paid in full, in an amount equal to 100% of the Class A Noteholders' Principal Distribution Amount (less any portion of the Class A Noteholders' Principal Distribution Amount applied on such Distribution Date to reduce the outstanding principal amount of the Class A-1 Notes to zero). On each Distribution Date on and after the Distribution Date on which the Class A-2 Notes have been paid in full, principal of the Class A-3 Notes will be payable, until the Class A-3 Notes have been paid in full, in an amount equal to 100% of the Class A Noteholders' Principal Distribution Amount (less any portion of the Class A Noteholders' Principal Distribution Amount applied on such Distribution Date to reduce the outstanding principal amount of the Class A-1 Notes and the Class A-2 Notes to zero). On each Distribution Date on and after the Distribution Date on which the Class A-3 Notes have been paid in full, principal of the Class A-4 Notes will be payable, until the Class A-4 Notes have been paid in full, in an amount equal to 100% of the Class A Noteholders' Principal Distribution Amount (less any portion of the Class A Noteholders' Principal Distribution Amount applied on such Distribution Date to reduce the outstanding principal amount of the Class A-1 Notes, the

                                 Class  A-2  Notes  and the  Class  A-3 Notes to
                                 zero). On each Distribution Date on and after the Distribution Date on which the Class A-4 Notes have been paid in full, principal of the Class A-5 Notes will be payable, until the Class A-5 Notes have been paid in full, in an amount equal to 100% of the Class A Noteholders' Principal Distribution Amount (less any portion of the Class A Noteholders' Principal Distribution Amount applied on such Distribution Date to reduce the outstanding principal amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes to zero). On each Distribution Date on and after the Distribution Date on which the Class A-5 Notes have been paid in full, principal of the Class A-6 Notes will be payable, until the Class A-6 Notes have been paid in full, in an amount equal to 100% of the Class A Noteholders' Principal Distribution Amount (less any portion of the Class A Noteholders' Principal Distribution Amount applied on such Distribution Date to reduce the outstanding principal amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3
                                 Notes, the Class A-4 Notes and the Class A-5 Notes to zero). On each Distribution Date on and after the Distribution Date on which the Class A-6 Notes have been paid in full, principal of the Class A-7 Notes will be payable, until the Class A-7 Notes have been paid in full, in an amount equal to 100% of the Class A Noteholders' Principal Distribution Amount (less any portion of the Class A Noteholders' Principal Distribution Amount applied on such Distribution Date to reduce the outstanding principal amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes and the Class A-6 Notes to zero). On each Distribution Date, principal of the Class B Notes will be payable, until the Class B Notes have been paid in full, in an amount equal to 100% of the Class B Noteholders' Principal Distribution Amount.

                                 The "Principal Distribution Amount" on each Distribution Date is equal to the sum of the following amounts with respect to the related Due Period, in each case calculated in accordance with the method specified in each
                                 Contract: (i) all payments of principal (including all Principal Prepayments applied during the related Due Period) made on each Contract during the related Due Period, (ii) the Stated Principal Balance of each Contract which, as of the related Deposit Date, was purchased by CITSF or the Servicer pursuant to the Sale and Servicing Agreement, and (iii) the Stated Principal Balance of each Contract which became a Liquidated Contract during the related Due Period; provided, however, that (x) payments of principal (including Principal Prepayments) with respect to a Liquidated Contract or a Repurchased Contract received after the last day of the Due Period in which the Contract became a Liquidated Contract or a Repurchased Contract shall not be included in the Principal Distribution Amount, and (y) if a Liquidated Contract is purchased by CITSF or the Servicer pursuant to the Sale and Servicing Agreement on the Deposit Date immediately following the Due Period in which it became a Liquidated Contract, no amount will be included with respect to such Contract in the Principal Distribution Amount pursuant to clause (iii) of the definition thereof.

                                 "Class A Noteholders' Principal Distribution Amount" means, for any Distribution Date, the sum of (i) the Class A Noteholders' Monthly Principal Amount for such Distribution Date and
                                 (ii) the Class A Noteholders' Principal Carryover Shortfall for such Distribution Date; provided, that the Class A Noteholders' Principal Distribution Amount shall not exceed the outstanding principal balance of the Class A Notes. In addition, on the Note Final Scheduled Distribution Date of each class of Class A Notes, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal balance of the related class of Class A Notes to zero.

                                 "Class B Noteholders' Principal Distribution Amount" means, for any Distribution Date, the sum of (i) the Class B Noteholders' Monthly Principal Amount for such Distribution Date and
                                 (ii) the Class B Noteholders' Principal Carryover Shortfall for such Distribution Date; provided, that the Class B Noteholders' Principal Distribution Amount shall not exceed the outstanding principal balance of the Class B Notes. In addition, on the Class B Note Final Scheduled Distribution Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal balance of the Class B Notes to zero.

                                 No principal payments will be made (i) on the Class A-2 Notes until the Class A-1 Notes have been paid in full, (ii) on the Class A-3 Notes until the Class A-2 Notes have been paid in full, (iii) on the Class A-4 Notes until the Class A-3 Notes have been paid in full, (iv) on the Class A-5 Notes until the Class A-4 Notes have been paid in full, (v) on the Class A-6 Notes until the Class A-5 Notes have been paid in full or (vi) on the Class A-7 Notes until the Class A-6 Notes have been paid in full. Notwithstanding the foregoing, if an Event of Default has occurred and the Notes have been accelerated, principal payments will be made on each class of Class A Notes pro rata on the basis of their respective unpaid principal amounts.

                                 The outstanding principal amount of the Class A-1 Notes, to the extent not previously paid, will be payable on the Class A-1 Note Final Scheduled Distribution Date; the outstanding principal amount of the Class A-2 Notes, to the extent not previously paid, will be payable on the Class A-2 Note Final Scheduled Distribution Date; the outstanding principal amount of the Class A-3 Notes, to the extent, not previously paid, will be payable on the Class A-3 Note Final Scheduled Distribution Date; the outstanding principal amount of the Class A-4 Notes, to the extent not previously paid, will be payable on the Class A-4 Note Final Scheduled Distribution Date; the outstanding principal amount of the Class A-5 Notes, to the extent not previously paid, will be payable on the

                                 Class A-5 Note Final Scheduled Distribution Date; the outstanding principal amount of the Class A-6 Notes, to the extent not previously paid, will be payable on the Class A-6 Note Final Scheduled Distribution Date; the outstanding principal amount of the Class A-7 Notes, to the extent not previously paid, will be payable on the Class A-7 Note Final Scheduled Distribution Date; and the outstanding principal amount of the Class B Notes, to the extent not previously paid, will be payable on the Class B Note Final Scheduled Distribution Date. See "The Notes--Payments of Principal."

D.  Redemption................   In the event of an Optional Purchase or Auction
                                 Sale,  as  described  herein,  the  outstanding
                                 Notes will be redeemed,  at a redemption  price
                                 equal to the  unpaid  principal  amount  of the
                                 Notes plus accrued and unpaid interest  thereon
                                 at   the   applicable   Interest   Rates.   See
                                 "Summary--Optional  Purchase of the Contracts,"
                                 "--Auction Sale," "The  Notes--Redemption"  and
                                 "The   Purchase   Agreements   and  The   Trust
                                 Documents--Termination" in the Prospectus.

E. Limited Rights.............   Except  as  described  herein,  if an  Event of
                                 Default occurs under the Indenture, the Class B
                                 Noteholders  will not have any  right to direct
                                 or to consent to any  remedies  therefor by the
                                 Indenture  Trustee,  including  acceleration of
                                 the Notes or the sale of  Contracts,  until the
                                 Class A Notes  have  been  paid in full.  If an
                                 Event  of  Termination   occurs,  the  Class  B
                                 Noteholders will not have any right to direct or consent to removal of the Servicer or waiver of any Event of Termination until the Class A
                                 Notes have been paid in full.

Terms of the Certificates.....   The principal terms of the Certificates will be
                                 as described below:

A.  Pass-Through Rate.........   The Certificates will bear interest at the rate
                                 of ____% per annum (the "Pass-Through Rate").

B.  Interest..................   Interest in respect of a Distribution Date will
                                 accrue  at the  Pass-Through  Rate  during  the
                                 related  Interest   Accrual  Period.   On  each
                                 Distribution   Date,  the  Owner  Trustee  will
                                 distribute   pro  rata  to   Certificateholders
                                 accrued  interest at the  Pass-Through  Rate on
                                 the  outstanding  Certificate  Balance  to  the
                                 extent of the Available  Amount remaining after
                                 payment of the  Servicer  Payment and  interest
                                 and   principal   due  on  the  Notes  on  such
                                 Distribution  Date. To the extent the remaining
                                 Available  Amount  on a  Distribution  Date  is
                                 insufficient  to  pay   Certificateholders  the
                                 entire   amount   of   interest   due  on  such
                                 Distribution   Date,  such  shortfall  will  be
                                 funded from the Reserve Account, subject to the
                                 Available  Reserve Amount  remaining  after any
                                 withdrawals  from the  Reserve  Account to make
                                 payments of interest and  principal  due on the
                                 Notes  on such  Distribution  Date,  under  the
                                 circumstances described herein. Interest on the
                                 Certificates for any Distribution  Date due but
                                 not paid on such  Distribution Date will be due
                                 on the next Distribution Date in addition to an
                                 amount  equal to interest on such amount at the
                                 Pass-Through   Rate  (to  the  extent  lawful).
                                 Interest on the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months. See "The Certificates -
                                 Distributions of Interest."

                                 The "Certificate Balance" means the Original Certificate Balance reduced by all distributions allocable to principal actually made to Certificateholders.

                                 The rights of Certificateholders to receive distributions of interest will be subordinated to the rights of Noteholders to receive distributions of interest and principal, as described herein. If an Event of Default has occurred and the Notes have been accelerated, Certificateholders will not be entitled to receive any distributions until the Notes have been paid in full. See "The Certificates--Distributions of Interest."

C.  Principal.................   On  each   Distribution   Date   prior  to  the
                                 Distribution Date on which the Notes have been paid in full (the "Cross-Over Date"), the Certificateholders will not be entitled to any payments of principal.

                                 On each Distribution Date on or after the Cross-Over Date, principal of the Certificates will be payable, subject to the remaining Available Amount and the remaining Available Reserve Amount, in an amount equal to the Certificateholders' Principal Distribution
                                 Amount with respect to such Distribution Date. Such principal payments will be funded to the extent of the Available Amount remaining after payment of the Servicer Payment, payment of interest and principal in respect of the Notes on the Cross-Over Date, and payment of interest due on the Certificates on such Distribution Date. To the extent the remaining Available Amount on a Distribution Date is insufficient to fund the entire Certificateholders' Principal Distribution Amount due on such Distribution Date, such shortfall will be funded from the Reserve Account, subject to the Available Reserve Amount remaining after any withdrawals from the Reserve Account to make payments of interest and principal due on the Notes and interest due on the Certificates on such Distribution Date, under the circumstances described herein. The rights of Certificateholders to receive distributions of principal (following the payment of interest on the Certificates) will be subordinated to the rights of Noteholders to receive distributions of interest and principal.

                                 In the event that the Certificates are outstanding on the Certificate Final Scheduled Distribution Date (after taking into account distributions on such date), the Indenture Trustee will withdraw (or cause to be withdrawn) from the Reserve Account (to the extent funds are available therefor in the
                                 Reserve Account), and will deposit in the Certificate Distribution Account for distribution to the Certificateholders in retirement of the Certificates, an amount equal to the Certificate Balance.

D.  Redemption................   In the event of an Optional Purchase or Auction
                                 Sale,  the  Certificates  will be redeemed at a
                                 redemption   price  equal  to  the  Certificate
                                 Balance  plus   accrued  and  unpaid   interest
                                 thereon   at   the   Pass-Through   Rate.   See
                                 "Summary--Optional  Purchase of the Contracts,"
                                 "--Auction         Sale"        and        "The
                                 Certificates--Redemption" in the Prospectus.

E.  Limited Rights............   Except  as  described  herein,  if an  Event of
                                 Default   occurs  under  the   Indenture,   the
                                 Certificateholders  will not have any  right to
                                 direct or to consent to any  remedies  therefor
                                 exercisable by the Indenture Trustee, including
                                 the sale of the Contracts, until the Notes have
                                 been   paid  in  full,   and  if  an  Event  of
                                 Termination occurs, the Certificateholders will
                                 not have any  right to  direct  or  consent  to
                                 removal of the  Servicer  or the waiver of such
                                 Event of Termination  until the Notes have been
                                 paid in  full.  See  "Risk  Factors--Rights  of
                                 Noteholders and Certificateholders"  herein and
                                 "The   Purchase   Agreements   and  the   Trust
                                 Documents--Event  of  Termination,"   "--Rights
                                 Upon Event of  Termination"  and  "--Waiver  of
                                 Past Defaults" in the Prospectus.

Subordination ................   To the extent described  herein,  the rights of
                                 the Certificateholders to receive distributions
                                 with   respect   to  the   Contracts   will  be
                                 subordinated to the rights of the  Noteholders,
                                 and the  rights of the Class B  Noteholders  to
                                 receive   distributions  with  respect  to  the
                                 Contracts will be subordinated to the rights of the Class A Noteholders. This subordination is intended to enhance the likelihood of timely receipt by the Class A Noteholders (and to a lesser extent the Class B Noteholders) of the full amount of interest and principal required to be paid to them, and to afford the Class A
                                 Noteholders (and to a lesser extent the Class B
                                 Noteholders) limited protection against losses in respect of the Contracts.

                                 No distribution will be made to the Certificateholders on any Distribution Date in respect of (i) interest until the full amount of interest and principal on the Notes payable on such Distribution Date has been distributed to the Noteholders, and (ii) principal until the Notes have been paid in full.

                                 No distribution will be made to the Class B Noteholders on any Distribution Date in respect of (i) interest until the full amount of interest on the Class A Notes payable on such Distribution Date has been distributed to the Class A Noteholders, and (ii) principal until the full amount of principal on the Class A Notes payable on such Distribution Date has been distributed to the Class A Noteholders.

                                 The Class A Noteholders will be entitled to receive current distributions of interest prior to the Class B Noteholders receiving any current distributions of interest. See
                                 "Summary--Terms of the Notes--Interest" and "The Notes--Payments of Interest." In addition, the Class A Noteholders will be entitled to receive their share of the current distribution of principal prior to the Class B Noteholders receiving their share of the current distribution of principal. See "Summary--Terms of the Notes--Principal" and "The Notes--Payments of Principal."

Reserve Account...............   On the Closing  Date,  an account (the "Reserve
                                 Account") will be  established  pursuant to the
                                 Sale and  Servicing  Agreement.  The  Indenture
                                 Trustee  will  have the right to  withdraw  (or
                                 cause  to  be  withdrawn)   payments  from  the
                                 Reserve Account under certain circumstances specified below. The Reserve Account will not be funded on the Closing Date. After the

                                 Closing Date, the Reserve Account will be funded with the Excess Collections, if any, and certain investment earnings on funds deposited in the Reserve Account. With respect to any Distribution Date, the amount available to be withdrawn from the Reserve Account (the "Available Reserve Amount") will equal the lesser of (i) the Specified Reserve Amount and
                                 (ii) the amount on deposit in the Reserve Account before giving effect to any deposit to be made to the Reserve Account on such Distribution Date. If the Available Amount on any Distribution Date is insufficient (after paying the Servicer Payment) to pay the interest and principal required to be distributed on the Securities on such Distribution Date, the Indenture Trustee will withdraw (or cause to be withdrawn) from the Reserve Account an amount equal to the lesser of the amount of such deficiency or the Available Reserve Amount. The Reserve Account will be available to provide a source of funds to make payments of principal or interest on the Notes and the Certificates in the same order of priority specified for distributions of the Available Amount. See "Enhancement--Reserve Account" and "The Purchase Agreements and the Trust Documents - Distributions." If the Available Reserve Amount is zero (which will be the case on the Closing
                                 Date), holders of the Securities will bear the risk of loss resulting from default by Obligors and will have to look primarily to the value of the related Financed Boats for recovery of the outstanding principal and unpaid interest on the defaulted Contracts.

                                 On each Distribution Date, the Servicer will deposit Excess Collections, if any, into the Reserve Account in an amount sufficient to increase the amount on deposit in the Reserve Account to the Specified Reserve Amount for the next Distribution Date. Excess Collections, if any, not so required to be deposited in the Reserve Account will be paid to the Affiliated Owner. "Excess Collections" for any Distribution Date will equal the amounts collected or deposited in respect of the Contracts in the related Due Period and which remain in the Collection Account on such Distribution Date after taking into account distributions to be made on the Securities and payments and reimbursements to be made to the Servicer on such Distribution Date. See "The Purchase Agreements and The Trust Documents--Distributions." The "Specified
                                 Reserve Amount" with respect to any Distribution Date means ___% of the Pool Balance as of the first day of the related Due Period, but in no event less than $__________ (subject to adjustment based on delinquencies and losses on the Contracts), provided that the Specified Reserve Amount shall never be greater than the sum of the aggregate principal amount of the Notes and the outstanding balance of the Certificates and may be reduced from time to time if the Rating Agencies shall have given prior written notice to the Seller, the Servicer and the Issuer that such reduction will not result in a downgrade or withdrawal of the then current ratings of the Notes or the Certificates. See "Enhancement--Reserve
                                 Account."

                                 If, on any Distribution Date, the Available Reserve Amount (after taking into account any deposits to and withdrawals from the Reserve Account pursuant to the Sale and Servicing Agreement on such Distribution
                                 Date) exceeds the Specified Reserve Amount for the next Distribution Date, such excess will be withdrawn from the Reserve Account and paid to the Affiliated Owner. See "Enhancement--Reserve Account."

                                 The sole source of funding for the Reserve Account will be the Excess Collections, and the Excess Collections may not be sufficient to fund the Reserve Account in an amount equal to the Specified Reserve Amount or to replenish the Reserve Account after funds are withdrawn to make payments on the Securities. Neither the Seller nor the Servicer will be obligated to deposit any of their own funds into the Reserve Account in the event that the Excess Collections are not sufficient to fund the Reserve Account in an amount equal to the Specified Reserve Amount. Accordingly, the Distribution Date by which the Reserve Account will be funded in an amount equal to the Specified Reserve Amount for such Distribution Date cannot be predicted.

Monthly Advances..............   With respect to each Contract as to which there
                                 has been a Payment Shortfall during the related
                                 Due  Period  (other  than a  Payment  Shortfall
                                 arising from a Contract  which has been prepaid
                                 in full or which has been  subject  to a Relief
                                 Act  reduction  during the related Due Period),
                                 the Servicer  shall advance funds in the amount
                                 of such  Payment  Shortfall  (each,  a "Monthly
                                 Advance"),  but  only to the  extent  that  the
                                 Servicer,  in its good faith judgment,  expects
                                 to recover such Monthly Advance from subsequent
                                 interest  collections  on such Contract made by
                                 or on behalf of the Obligor thereunder, or from
                                 Net Liquidation  Proceeds or insurance proceeds
                                 with  respect to such  Contract.  The  Servicer
                                 shall be  reimbursed  for any  Monthly  Advance
                                 from  subsequent   interest   collections  with
                                 respect  to  such  Contract.  If  the  Servicer
                                 determines  in its good faith  judgment that an
                                 unreimbursed    Monthly   Advance   shall   not
                                 ultimately  be  recoverable   from   subsequent
                                 interest  collections,  the  Servicer  shall be
                                 reimbursed   for  such  Monthly   Advance  from
                                 collections  on all  Contracts.  In determining
                                 whether    an    advance    is   or   will   be
                                 nonrecoverable, the Servicer need not take into account that it might receive any amounts in a deficiency judgment against an Obligor. The
                                 Servicer will not make a Monthly Advance in respect of (i) the principal component of any scheduled payment or (ii) a Payment Shortfall arising from a Contract which has been prepaid in full or which has been subject to a Relief
                                 Act  Reduction  during the  related Due Period.
                                 See  "The  Purchase  Agreements  and The  Trust
                                 Documents--Monthly Advances" herein and in the Prospectus.

                                 "Payment Shortfall" means with respect to any Contract and any Distribution Date, the excess of (A) the product of (1) one-twelfth of the Contract Rate of such Contract and (2) the outstanding principal amount of such Contract as of the last day of the second preceding Due Period (or, in the case of the first Due Period ending after the Contract was acquired by the Trust, as of the Cut-off Date), over (B) the amount of interest, if any, collected on such Contract during the related Due Period.

Non-Reimbursable Payments.....   The Servicer  will not be obligated to make any
                                 Non-Reimbursable Payments (as defined in the Prospectus).

Servicing Fees................   The Servicer  shall  receive a monthly fee (the
                                 "Servicing Fee"),  payable on each Distribution
                                 Date,  equal to the sum of (i)  one-twelfth  of
                                 the  product  of  _____%  (the  "Servicing  Fee
                                 Rate") and the Pool  Balance as of the last day
                                 of the second  preceding Due Period (or, in the
                                 case of the first  Distribution Date, as of the
                                 Cut-off Date) and (ii) any investment  earnings
                                 on  amounts   on  deposit  in  the   Collection
                                 Account,  the Note Distribution Account and the
                                 Certificate  Distribution  Account;   provided,
                                 however, if CITSF or an affiliate thereof is not the Servicer, the Servicing Fee Rate shall be a rate determined at the time of the appointment of a successor Servicer but not to exceed _____%. See "The Purchase Agreements and
                                 The Trust Documents--Servicing Compensation" herein and in the Prospectus.

Optional Purchase of
  the Contracts...............   At its  option,  CITSF  may  purchase  all  the
                                 Contracts on any Distribution Date on which the Pool Balance as of the last day of the related
                                 Due Period is __% or less of the  Initial  Pool
                                 Balance, at a purchase price determined as described under "The Purchase Agreements and The Trust Documents--Termination" herein and in the Prospectus. The "Initial Pool Balance" equals the Pool Balance as of the Cut-off Date.

Auction Sale..................   Within  ten days  after the first  Distribution
                                 Date on which the Pool  Balance  as of the last
                                 day of the related Due Period is __% or less of
                                 the Initial Pool Balance, the Indenture Trustee
                                 (or,  if the  Notes  have been paid in full and
                                 the Indenture has been discharged in accordance
                                 with  its  terms,   the  Owner  Trustee)  shall
                                 solicit bids for the purchase of the  Contracts
                                 remaining  in  the  Trust.  In the  event  that
                                 satisfactory  bids are received as described in
                                 "The   Purchase   Agreements   and  The   Trust
                                 Documents--Termination"  in the Prospectus, the
                                 net sale proceeds (after the Servicer  Payment)
                                 will be distributed to Securityholders,  in the
                                 same order of priority as collections  received
                                 in  respect  of the  Contracts,  on the  second
                                 Distribution  Date  succeeding such Due Period.
                                 If  satisfactory  bids are not  received,  such
                                 Trustee shall decline to sell the Contracts and
                                 shall not be under any  obligation  to  solicit
                                 any further  bids or  otherwise  negotiate  any
                                 further  sale  of  the   Contracts.   See  "The
                                 Purchase     Agreements     and    The    Trust
                                 Documents--Termination"   herein   and  in  the
                                 Prospectus.

Ratings.......................   It is a condition  to the issuance of the Class
                                 A Notes  that  the  Class  A-1  Notes  be rated
                                 "A-1+" by Standard & Poor's Ratings Service,  a
                                 division  of The  McGraw-Hill  Companies,  Inc.
                                 ("S&P") and "P-1" by Moody's Investors Service,
                                 Inc.  ("Moody's") (each, a "Rating Agency") and
                                 that the Class  A-2  Notes,  Class  A-3  Notes,
                                 Class A-4  Notes,  Class A-5  Notes,  Class A-6
                                 Notes and the Class A-7 Notes be rated "AAA" by
                                 S&P and "Aaa" by Moody's . It is a condition to
                                 the  issuance  of the  Class B Notes  that  the
                                 Class B Notes be rated at least  "A" by S&P and
                                 "A2"  by  Moody's.  It is a  condition  to  the
                                 issuance   of   the   Certificates   that   the
                                 Certificates be rated at least "BBB" by S&P and
                                 "Baa2" by  Moody's.  The ratings of the Class A
                                 Notes will be based primarily on the Contracts,
                                 the  Reserve  Account  and  the  terms  of  the
                                 Securities,    including   the    subordination
                                 provided   by  the   Class  B  Notes   and  the
                                 Certificates.  The ratings of the Class B Notes
                                 will be based  primarily on the Contracts,  the
                                 Reserve   Account   and   the   terms   of  the
                                 Securities,    including   the    subordination
                                 provided  by the  Certificates.  The ratings of
                                 the Certificates will be based primarily on the
                                 Contracts and the Reserve Account.  The ratings
                                 of   the   Securities   should   be   evaluated
                                 independently from similar ratings on other types of securities. The ratings do not address the possibility that Securityholders may suffer a lower than anticipated yield. The ratings do not address the likelihood that the Securities will be retired following the sale of the Contracts by the Trustee as described above under "Auction Sale" or "Optional Purchase of the Contracts."

                                 There can be no assurance that any rating will remain in effect for any given period of time or that a rating will not be lowered or withdrawn by the assigning Rating Agency if, in its judgment, circumstances so warrant. In the event that the rating initially assigned to any of the Securities is subsequently lowered or withdrawn for any reason, no person or entity will be obligated to provide any additional credit enhancement with respect to such Securities. There can be no assurance whether any other rating agency will rate any of the Securities, or if one does, what rating would be assigned by any such other rating agency. A security rating is not a recommendation to buy, sell or hold securities.

Certain Federal Income
  Tax Considerations..........   For Federal income tax purposes:  (1) the Notes
                                 will  constitute   indebtedness   and  (2)  the
                                 Certificates  will  constitute  interests  in a
                                 trust  fund  that  will  not be  treated  as an
                                 association  taxable  as  a  corporation.  Each
                                 Noteholder, by acceptance of a Note, will agree
                                 to treat  the Notes as  indebtedness,  and each
                                 Certificateholder,   by  the  acceptance  of  a
                                 Certificate, will agree to treat the Trust as a
                                 partnership in which the Certificateholders are
                                 partners  for  Federal   income  tax  purposes.
                                 Alternative  characterizations of the Notes and
                                 the  Certificates  are possible,  but would not
                                 result in materially  adverse tax  consequences
                                 to  Noteholders  or   Certificateholders.   See
                                 "Certain Federal Income Tax Consequences."

ERISA Considerations..........   Subject  to  certain  considerations  discussed
                                 under "ERISA Considerations" herein, the Notes will be eligible for purchase by employee benefit plans that are subject to the Employee
                                 Retirement Income Security Act of 1974, as amended ("ERISA").

                                 Fiduciaries of employee benefit plans subject to ERISA, or plans subject to Section 4975 of the Internal Revenue Code of 1986 (the "Code") should carefully review with their legal advisors whether the purchase or holding of the Notes offered hereby could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code. Any benefit plan fiduciary considering the purchase of the Notes should, among other things, consult with its counsel in determining whether all required conditions have been satisfied. See "ERISA Considerations."

                                 Employee benefit plans subject to ERISA will not be eligible to purchase the Certificates.

Legal Investment..............   The Class A-1 Notes will be eligible securities
                                 for  purchase by money  market funds under Rule
                                 2a-7 under the Investment  Company Act of 1940,
                                 as amended. The appropriate characterization of
                                 the  Certificates  and each  class of the Notes
                                 under  various  legal  investment  restrictions
                                 applicable  to  the  investment  activities  of
                                 certain  institutions,  and thus the ability of
                                 investors  subject  to  these  restrictions  to
                                 purchase the Certificates and the Notes, may be
                                 subject     to     significant     interpretive
                                 uncertainties. All investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether, and to what extent, the Certificates and each class of the Notes will constitute legal investments for them.

                                  RISK FACTORS

     Prospective Securityholders should consider the following risk factors in connection with the purchase of the Securities:

     1. Limited Obligations. The Securities will not represent an interest in or an obligation of The CIT Group, Inc. ("CIT"), The CIT Group Securitization Corporation II (the "Company"), the Affiliated Owner or any Servicer (including The CIT Group/Sales Financing, Inc. ("CITSF")) or any of their respective affiliates. The Securities will not be insured or guaranteed by any government agency or instrumentality, CIT or any of its affiliates (including the Company, the Affiliated Owner, and CITSF), the Underwriters or any of their affiliates, or any other Servicer or any of its affiliates. CIT will not issue a Limited Guarantee (as defined in the Prospectus) supporting the Notes or the Certificates.

     2. Risk of Loss. An investment in the Securities may be affected by, among other things, a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile and historically have affected the delinquency, loan loss and liquidation experience of pools of marine installment sale contracts and direct loans secured by boats. In addition, the credit criteria and underwriting guidelines under which CITSF originates marine installment sale contracts and direct loans were changed in 1994. The delinquency and loan loss experience for CITSF's portfolio has been affected adversely by this change in credit criteria. See "The CIT Group/Sales Financing, Inc., Servicer--Delinquency and Loan Loss Experience." Since the market value of boats generally declines with age and since in certain states the Trustees may not have a first perfected security interest in the Financed Boats, the Servicer may not recover the entire amount owing under a defaulted Contract. See "Certain Legal Aspects of the Contracts" in the Prospectus. In such a case, the Securityholders may suffer a corresponding loss. The market value of the Financed Boats could be or could become lower than the outstanding principal balances of the Contracts that they secure. Sufficiently high liquidation losses on the Contracts will have the effect of reducing, and could eliminate (a) the protection against loss afforded to the Class A Noteholders by the subordination of the Class B Notes and the Certificates, (b) the protection against loss afforded to the Class B Noteholders by the subordination of the Certificates, (c) the protection against loss afforded to the Securityholders by the Available Reserve Amount, if any, and (d) the amount of the Excess Collections available to fund the Reserve Account. If the Certificate Balance and the Available Reserve Amount is reduced to zero, the holders of the Notes will bear the risk of loss resulting from default by Obligors and will have to look primarily to the value of the related Financed Boats for recovery of the outstanding principal and unpaid interest on the defaulted Contracts. If the Available Reserve Amount is zero (which will be the case on the Closing Date), holders of the Certificates will bear the risk of loss resulting from default by Obligors and will have to look primarily to the value of the related Financed Boats for recovery of the outstanding principal and unpaid interest on the defaulted Contracts.

     3. Certain Matters Relating to Insolvency. CITCF-NY, CITSF and the Company intend that transfers of Contracts from The CIT Group/Consumer Finance, Inc.
(NY) ("CITCF-NY") to CITSF, from CITSF to the Company and from the Company to the Trust, constitute sales, rather than pledges of the Contracts to secure indebtedness. However, if CITCF-NY, CITSF or the Company were to become a debtor under Title 11 of the United States Code, 11 U.S.C. ss.101 et seq. (the "Bankruptcy Code"), it is possible that a creditor, receiver, other party in interest or trustee in bankruptcy of such debtor, or such debtor as debtor-in-possession, may contend that the sales of the Contracts by CITCF-NY to CITSF, by CITSF to the Company, or by the Company to the Trust, respectively, were pledges of the Contracts rather than sales and that, accordingly, such Contracts should be part of such assigning entity's bankruptcy estate. Such a position, if presented to a court, even if ultimately unsuccessful, could result in a delay in or reduction of distributions to the Securityholders. See "Certain Legal Aspects of the Contracts--Certain Matters Relating to Insolvency" in the Prospectus.

     4. Limited Assets; Subordination. The Trust will not have, nor is it permitted or expected to have, any significant assets or sources of funds other than the Contracts and the amounts on deposit in the Reserve Account. Noteholders generally must rely for repayment upon payments on the Contracts and, if and to the extent available on each Distribution Date to cover shortfalls in distributions of interest and principal on the Notes, amounts on deposit in the Reserve Account. However, funds deposited in the Reserve Account are limited in amount, and the amount required to be maintained on deposit therein will be reduced as the Pool Balance declines. If the amount on deposit in the Reserve Account is exhausted, and, in the case of the Class A Noteholders, to the extent the subordination of amounts distributable to the Class B Noteholders and the Certificates is insufficient, and, in the case of the Class B Noteholders, to the extent the subordination of amounts distributable to Certificateholders is insufficient, the Trust will depend solely on current collections on the Contracts to make payments on the Securities.

     The Trust will covenant to sell the Contracts if directed to do so by the Indenture Trustee in accordance with the Indenture following an acceleration of the Notes upon an Event of Default. However, the market value of the Contracts at any time may not be equal to or greater than the aggregate outstanding principal balance of the Notes and the interest accrued thereon. Therefore, upon an Event of Default with respect to the Notes, there may not be sufficient funds available to repay Noteholders in full. In addition, the amount of principal required to be distributed to Noteholders under the Indenture is generally limited to amounts available to be deposited in the Note Distribution Account for such purpose. Therefore, the failure to pay principal on the Notes may not result in the occurrence of an Event of Default until the Note Final Scheduled Distribution Date applicable to each class of the Notes. Any actions taken by the Class A Noteholders upon an Event of Default may also increase losses to the Class B Noteholders and the Certificateholders. Upon a sale by the Trust of the Contracts, the net proceeds from such sale remaining after payment of all amounts due to the Servicer and the Noteholders may not be sufficient to pay the Certificate Balance and interest accrued thereon. See "The Notes-The Indenture-Events of Default; Rights Upon Event of Default" in the Prospectus.

     Payments of interest and principal of the Class B Notes will be subordinated in priority of payment to payments of interest and principal on the Class A Notes, to the extent described herein. In addition, if an Event of Default has occurred and the Notes have been accelerated, payments of interest on and principal of the Class B Notes will not be made until the Class A Notes have been paid in full. Payments of interest and principal of the Certificates will be subordinated in priority of payment to payments of interest and principal on the Notes.

     5. Limited Source of Funding for Reserve Account. On the Closing Date, there will be no funds on deposit in the Reserve Account. The Reserve Account will be funded solely from the Excess Collections, and the Excess Collections may not be sufficient to fund the Reserve Account on any Distribution Date in an amount equal to the Specified Reserve Amount for such Distribution Date or to replenish the Reserve Account after funds are withdrawn to make payments on the Securities. The Excess Collections to be deposited in the Reserve Account are limited and will be reduced as the Pool Balance is reduced. If funds are deposited in the Reserve Account, they will be available to pay principal and interest on the Securities on any Distribution Date, but the funds available for such purpose will not exceed the Available Reserve Amount for such Distribution Date. If funds in the Reserve Account are exhausted, the Securityholders will depend solely on the Contracts as the source of repayment.

     Liquidations of Contracts may reduce, and perhaps eliminate, the amount of Excess Collections that would otherwise have been available on any Distribution Date to fund the Reserve Account, because before any excess interest collections are available to fund the Reserve Account such excess interest collections must be applied first to pay the portion of the Principal Distribution Amount equal to the difference between the Stated Principal Balance of Liquidated Contracts and the Net Liquidation Proceeds thereof.

     Any event or circumstance which causes the Trust not to receive a full month's interest at the Contract Rate on a Contract also will reduce the amount of Excess Collections that would otherwise have been available on any Distribution Date to fund the Reserve Account. Accordingly, the amount of Excess Collections will be less than it otherwise would have been if a Contract is prepaid in full or becomes subject to a Relief Act Reduction. Delinquencies on the Contracts also will reduce, and perhaps eliminate, the Excess Collections that otherwise would have been available on any Distribution Date to fund the Reserve Account if the Servicer does not make a Monthly Advance in respect of such delinquencies or if the Servicer reimburses itself for a Monthly Advance from collections on other Contracts as provided herein.

     6. Geographic Concentration of Obligors. A significant concentration of the Contracts have Obligors with mailing addresses in the states of __________, __________ and __________. Based on the Pool Balance as of the Cut-off Date,
_____%, _____% and _____% of the Contracts have Obligors with mailing addresses in __________, __________ and __________, respectively. Because of the relative lack of geographic diversity, losses on the related Contracts may be higher than would be the case if there were more diversification. The economies of such states may be adversely affected to a greater degree than that of other areas of the country by certain regional economic conditions. An economic downturn in __________, __________ or __________ may have an adverse effect on the ability of Obligors in such states to meet their payment obligations under the Contracts.

     7. Maturity and Prepayment Considerations. The weighted average life of the Notes and the Certificates will generally be influenced by the rate at which the principal balances of the Contracts are paid, which payment may be in the form of scheduled amortization or prepayments. The Contracts are prepayable by the Obligors at any time. Prepayments may also result from Contracts becoming Liquidated Contracts or from repurchases of Contracts. Any reinvestment risks resulting from a faster or slower incidence of prepayment of the Contracts will be borne entirely by the Securityholders. See "The Purchase Agreements and the Trust Documents--Termination" regarding CITSF's option to purchase the Contracts and "The Purchase Agreements and the Trust Documents--Sale and Assignment of the Contracts" in the Prospectus.

     In addition, the Servicer may, on a case-by-case basis, permit extensions with respect to the due dates of payments on Contracts in accordance with the Sale and Servicing Agreement. See "The Purchase Agreements and the Trust Documents--Modification of Contracts." Any such extensions may increase the weighted average life of the Securities. However, the Servicer will not be permitted to grant any such extension if as a result the final scheduled payment on a Contract would fall after the 180th day prior to the Certificate Final Scheduled Distribution Date.

     8. Ratings of the Securities. It is a condition to the issuance of the Class A Notes that the Class A-1 Notes be rated "A-1+" by S&P and "P-1" by Moody's and that the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes and the Class A-7 Notes be rated "AAA" by S&P and "Aaa" by Moody's . It is a condition to the issuance of the Class B Notes that the Class B Notes be rated at least "A" by S&P and "A2" by Moody's. It is a condition to the issuance of the Certificates that the Certificates be rated at least "BBB" by S&P and "Baa2" by Moody's. The foregoing ratings do not address the likelihood that the Securities will be retired following the sale of the Contracts by the applicable Trustee. There can be no assurance that any rating will remain in effect for any given period of time or that a rating will not be lowered or withdrawn by the Rating Agency if, in its judgment, circumstances so warrant. In the event that the rating initially assigned to the Securities is subsequently lowered or withdrawn for any reason, no person or entity will be obligated to provide any additional credit enhancement with respect to such Securities. There can be no assurance that any other rating agency will rate the Notes or the Certificates, or if one does, what rating would be assigned by any such other rating agency. A security rating is not a recommendation to buy, sell or hold securities.

     9. Book-Entry Registration. The Notes will be offered for purchase in book-entry form only and will be initially registered in the name of the nominee of The Depository Trust Company ("DTC" and, together with any successor depository selected by the Company, the "Depository"). No person acquiring an interest in the Notes through the facilities of DTC (a "Note Owner") will be entitled to receive a Definitive Note representing such person's interest in the Notes, except as set forth under "Certain Information Regarding the Securities--Definitive Securities" in the Prospectus, and such persons will hold their interests in the Notes through DTC in the United States or Cedel Bank, societe anonyme ("Cedel") or Euroclear in Europe. Unless and until Definitive Notes are issued under the limited circumstances described herein and in the related Prospectus, all references to actions by Noteholders shall refer to actions taken by DTC upon instructions from its Participants (as defined in the Prospectus), and all references herein to distributions, notices, reports and statements to Noteholders shall refer to distributions, notices, reports and statements to DTC in accordance with DTC procedures. See "Certain Information Regarding The Securities--Definitive Securities" in the Prospectus and Annex I hereto.

     10. Risk of Commingling. At any time that the requirements as specified under "The Purchase Agreements and the Trust Documents--Collections" in the Prospectus are met, the Servicer may deposit payments on or with respect to the Contracts and proceeds of Contracts in the Collection Account monthly on the Business Day immediately preceding the next Distribution Date (the "Deposit Date"). Pending such a monthly deposit into the Collection Account, collections on the Contracts may be invested by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds. If the Servicer were unable to remit such funds or if the Servicer became insolvent, the holders of the Securities could incur a loss with respect to collections not deposited in the Collection Account. As of the Closing Date, the Servicer meets such requirements.

     11. Rights of Noteholders and Certificateholders. In general, the Certificateholders may direct the Owner Trustee in the administration of the Trust. However, because the Trust will pledge the Trust property (other than the Certificate Distribution Account) to the Indenture Trustee to secure the payment of the Notes, including in such pledge the rights of the Trust under the Sale and Servicing Agreement, the Indenture Trustee and not the Certificateholders will have the power to direct the Owner Trustee to take certain actions in connection with the administration of the Trust property until the Notes have been paid in full and the Indenture has been discharged in accordance with its terms. In addition, the Certificateholders will not be allowed to direct the Owner Trustee to take any action that conflicts with the provisions of the Sale and Servicing Agreement. The Indenture will specifically prohibit the Owner Trustee from taking any action that would impair the Indenture Trustee's security interest in the Trust property and will require the Owner Trustee to obtain the consent of the Indenture Trustee or Noteholders representing not less than a majority of the aggregate principal amount of the Notes then outstanding before modifying, amending, supplementing, waiving or terminating any provision of the Sale and Servicing Agreement. Therefore, except as described herein, until the Notes have been paid in full, the ability to direct the Trust with respect to certain actions permitted to be taken under the Sale and Servicing Agreement rests with the Indenture Trustee and the Noteholders.

     If an Event of Default under the Indenture occurs and the Notes are accelerated, the Indenture Trustee will have the right or will be required in certain circumstances to exercise remedies as a secured party, including selling the Contracts, in order to pay the principal of, and accrued interest on, the Notes. Except as described herein, upon the occurrence of an Event of Default, the Class B Noteholders and the Certificateholders will not have any right to direct or to consent to any action by the Indenture Trustee, including acceleration of the Notes or the sale of Contracts, until the Class A Noteholders have been paid in full (and in the case of the Certificateholders, until the Class B Noteholders have been paid in full). There is no assurance that the proceeds of any sale of the Contracts would be equal to or greater than the aggregate outstanding principal amount of the Notes and the Certificate Balance plus, in each case, accrued interest thereon. Because neither interest nor principal is distributed to the Class B Noteholders or the Certificateholders following an Event of Default and acceleration of the Notes until the full principal amount of the Class A Notes and interest accrued thereon have been paid in full (and in the case of the Certificateholders, until the full principal amount of the Class B Notes and interest accrued thereon have been paid in full), the interests of the Class A Noteholders, the Class B Noteholders and the Certificateholders may conflict, and the exercise by the Indenture Trustee of its right to sell the Contracts or exercise other remedies may cause the Class B Noteholders and the Certificateholders to suffer a loss of all or part of their investment. See "The Notes--Rights of Noteholders; Indenture."

     In the event that an Event of Termination occurs, the Indenture Trustee or the Class A Noteholders representing not less than a majority of the aggregate principal amount of the Class A Notes then outstanding may remove the Servicer without the consent of any of the Class B Noteholders or the Certificateholders. None of the Class B Noteholders or the Certificateholders will have the ability, with certain specified exceptions, to waive defaults by the Servicer, including defaults that could materially adversely affect the Class B Noteholders and the Certificateholders. See "The Notes--Rights of Noteholders; Indenture."

     12. Insurance. Each Contract requires the Obligor to obtain physical damage insurance with respect to the related Financed Boat. Since Obligors may choose their own insurers to provide the required coverage, the specific terms and conditions of their policies vary. Although insurance will continue to be required pursuant to the terms of the Contracts, CITSF as Servicer will not be obligated to purchase physical damage insurance on behalf of any Obligor, verify if any insurance required under a Contract is being maintained by an Obligor or be obligated to pursue any remedies under any Contract or applicable law as a result of any failure of an Obligor to maintain any such insurance. As a result, any damage to an uninsured boat securing a Contract may result in a reduction of Liquidation Proceeds available to pay the Securityholders. As of the Cut-off Date, force-placed insurance has not been obtained on any of the Contracts. Historically, CITSF has force-placed insurance on a relatively small percentage of its marine installment sale contracts and direct loans. See "The Purchase Agreements and the Trust Documents--Physical Damage Insurance" in the Prospectus.

                          STRUCTURE OF THE TRANSACTION

     The Issuer, CIT Marine Trust ____-_ (the "Issuer" or the "Trust"), is a business trust formed under the laws of the State of Delaware pursuant to a Trust Agreement (as amended and supplemented from time to time, the "Trust Agreement"), to be dated as of __________ 1, ____ between the Seller and _______________, acting thereunder not in its individual capacity but solely as trustee of the Trust (the "Owner Trustee"). Prior to the sale and assignment of the Contracts pursuant to the Sale and Servicing Agreement, the Trust will have no assets or obligations. After its formation, the Trust will not engage in any activity other than (i) acquiring, holding and managing the Contracts and the other assets of the Trust and proceeds therefrom, (ii) issuing the Notes and the Certificates, (iii) making payments on the Notes and the Certificates and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

     Each Certificate will represent a fractional undivided interest in, and each Note, will represent an obligation of, the Trust.

     The Trust will initially be capitalized with equity equal to approximately $__________ (the "Original Certificate Balance"). Certificates with an aggregate original face amount of approximately $_______ will be owned by the Affiliated Owner and Certificates representing the remainder of the Original Certificate Balance will be sold to third party investors that are expected to be unaffiliated with the Affiliated Owner, the Seller, the Servicer or their affiliates. The equity in the Trust, together with the proceeds of the initial sale of the Notes, will be used by the Trust to purchase the Contracts from the Seller pursuant to the Sale and Servicing Agreement.

     The Servicer will service the Contracts held by the Trust and will receive fees for such services. CITSF will be appointed as custodian on behalf of the Trust, and will hold the original marine installment sale contract or promissory note as well as the originals or copies of documents and instruments relating to each Contract and evidencing the security interest in the Financed Boat securing each Contract (the "Contract Files").

     The  Trust's   principal  offices  are  in   _______________   in  care  of
_______________, as Owner Trustee, at the address listed in "--The Owner Trustee" below.

Capitalization of the Trust

     The following table illustrates the capitalization of the Trust as of the Cut-off Date, as if the issuance and sale of the Notes and the Certificates offered hereby had taken place on such date:

     Class A-1 ____% Asset-Backed Notes...........    $__________
     Class A-2 ____% Asset-Backed Notes...........    $__________
     Class A-3 ____% Asset-Backed Notes...........    $__________
     Class A-4 ____% Asset-Backed Notes...........    $__________
     Class A-5 ____% Asset-Backed Notes...........    $__________
     Class A-6 ____% Asset-Backed Notes...........    $__________
     Class A-7 ____% Asset-Backed Notes...........    $__________
     Class B    ____% Asset-Backed Notes..........    $__________
     ____% Asset-Backed Certificates..............    $__________
     Total........................................    $
                                                       ==========

The Owner Trustee

     _______________   is  the  Owner   Trustee   under  the  Trust   Agreement.
_______________ is a [national] banking association formed under the laws of [the United States]. The principal offices of _______________ are located at ____________________. The Owner Trustee will perform limited administrative functions under the Trust Agreement, including making distributions from the Certificate Distribution Account. The Owner Trustee's liability in connection with the issuance and sale of the Certificates and the Notes is limited solely to the express obligations of the Owner Trustee as set forth in the Trust Agreement and the Sale and Servicing Agreement. The Owner Trustee may appoint a co-trustee to act as co-trustee pursuant to a co-trustee agreement with the Owner Trustee.

     The Owner Trustee may resign at any time, in which event the Servicer will be obligated to appoint a successor trustee. The Servicer may also remove the Owner Trustee if the Owner Trustee ceases to be eligible to continue as Owner Trustee under the Sale and Servicing Agreement or if the Owner Trustee becomes insolvent. In such circumstances, the Servicer will be obligated to appoint a successor trustee. Any resignation or removal of the Owner Trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

     The Sale and Servicing Agreement will provide that the Servicer will pay the Owner Trustee's fees. The Sale and Servicing Agreement will further provide that the Owner Trustee will be entitled to indemnification by the Servicer for, and will be held harmless against, any loss, liability or expense incurred by the Owner Trustee not resulting from its own willful misfeasance, bad faith or negligence (other than by reason of a breach of any of its representations or warranties set forth in the Sale and Servicing Agreement).

                               THE TRUST PROPERTY

     The Notes are an obligation of the Trust and will be secured by assets of the Trust (other than the Certificate Distribution Account). Each Certificate represents a fractional undivided interest in the Trust. The Trust property will include, among other things, (i) a pool (the "Contract Pool") of marine installment sale contracts, direct loans and U.S. preferred ship mortgages secured by the new and used boats financed thereby, consisting of the Contracts;
(ii) all monies  received  under the  Contracts  on and after the Cut-off  Date;
(iii) such amounts as from time to time may be held in one or more accounts established and maintained by the Servicer pursuant to the Sale and Servicing Agreement (including all investments in such accounts and all income from the funds therein and all proceeds thereof); (iv) all monies on deposit in the Reserve Account (including all investments in such accounts and all income from the funds therein and all proceeds thereof); (v) assignments of the security interests in the Financed Boats and any accessions thereto; (vi) the right to proceeds from physical damage, credit life and disability insurance policies, if any, covering individual Financed Boats or Obligors, as the case may be; (vii) the rights of the Trust under the Sale and Servicing Agreement and (viii) any and all proceeds of the foregoing.

                               THE CONTRACT POOL

General

     CITCF-NY will sell certain contracts that will constitute a portion of the Contracts to CITSF pursuant to a purchase agreement, to be dated as of __________ 1, ____, and CITSF will sell the Contracts to the Company pursuant to a Purchase Agreement to be dated as of __________ 1, ____ (the "Purchase Agreement") and the Company will sell the Contracts to the Trust pursuant to the Sale and Servicing Agreement to be dated as of __________ 1, ____ (the "Sale and Servicing Agreement"), among the Seller, the Servicer and the Trust.

     CITSF or CITCF-NY purchased the Contracts from Dealers, or originated the Contracts directly using the underwriting standards described under "The CIT Group/Sales Financing, Inc., Servicer--CITSF's Underwriting Guidelines" in the Prospectus, or acquired the Contracts from unaffiliated third parties (in which event CITSF reviewed such Contracts to confirm that they conformed to such underwriting standards).

     [All of the Contracts are Simple Interest Contracts. A "Simple Interest Contract" is a Contract as to which interest accrues under the simple interest method (i.e., the interest portion of each monthly payment equals the interest on the outstanding principal balance of the related Contract for the number of days since the most recent payment made on such Contract and the balance, if any, of such monthly payment is applied to principal).]

     The Contracts were first entered onto CITSF's or CITCF-NY's servicing system (which, typically, represents the date on which CITSF or CITCF-NY funds the purchase of such Contracts from Dealers) between __________ and __________. All Contracts are U.S. preferred ship mortgages or direct loans secured by boats or marine installment sale contracts secured by boats originated by a Dealer and purchased by CITCF-NY or CITSF, originated directly by CITSF or one of its affiliates, or acquired by CITSF or one of its affiliates from unaffiliated third parties.

Characteristics of Contracts

     The Contract Pool consists of contracts having an aggregate unpaid principal balance as of the Cut-off Date of $__________. For the purposes of the discussion of the characteristics of the Contracts on the Cut-off Date contained herein, the principal balance of each Contract is the unpaid principal balance as of the Cut-off Date.

     The Contracts were selected from CITSF's portfolio of U.S. preferred ship mortgages, marine installment sale contracts and direct loans based on several criteria, including the following: (i) each Contract was originated in the United States of America, [except that _____ Contract(s) were originated in Puerto Rico]; (ii) each Contract has a Contract Rate equal to or greater than _____%; (iii) each Contract provides for level monthly payments which include interest at the related Contract Rate and, if paid in accordance with its schedule, fully amortizes the amount financed over an original term of no greater than [240] months; (iv) as of the Cut-off Date the most recent scheduled payment of principal and interest, if any, on each Contract was made by or on behalf of the related Obligor or was not delinquent more than [29] days; (v) no Financed Boat has been repossessed without reinstatement as of the Cut-off Date; (vi) as of the Cut-off Date no Obligor on any Contract was the subject of a bankruptcy proceeding and (vii) as of the Cut-off Date each Contract has a remaining principal balance of not less than $__________ and not more than $__________. The Financed Boats consist of boats, boat trailers and boat motors.

     Approximately _____%, _____% and _____% of the Pool Balance as of the Cut-off Date represented Contracts secured by boats, boat trailers and boat motors, respectively. Approximately _____% of the Contracts, by Pool Balance as of the Cut-off Date, represented financing of boats which were new and approximately _____% represented financing of boats which were used at the time the related Contracts were originated. As of the Cut-off Date, the average outstanding principal balances of the Contracts secured by boats, boat motors and boat trailers were $__________, $__________ and $__________, respectively.

     The Obligors under the Contracts have mailing addresses in 50 states, [Puerto Rico] and Washington D.C. As of the Cut-off Date, approximately _____% of the Contracts, based upon Pool Balance as of the Cut-off Date, had Obligors with mailing addresses in the State of __________, approximately _____% had Obligors with mailing addresses in the State of __________ and approximately _____% had Obligors with mailing addresses in the State of __________. Each other state accounts for less than 5.00% of the Contracts based upon Pool Balance as of the Cut-off Date.

     As of the Cut-off Date, all Contracts have an interest rate specified in such Contract (the "Contract Rate") of at least _____%. As of the Cut-off Date, the Contracts have remaining maturities of at least [9] months but not more than [240] months, original maturities of at least [12] months but not more than [240] months, and a weighted average remaining term to stated maturity of _____ months. The weighted average original term to maturity of the Contracts was _____ months. As of the Cut-off Date, the weighted average Contract Rate of the Contracts was _____%. The final scheduled payment dates on the Contracts range from __________ to __________. The average remaining principal balance per contract, as of the Cut-off Date, was $__________ and the outstanding principal balances of the Contracts, as of the Cut-off Date, ranged from $__________ to $__________.

Set forth below is a description of certain characteristics of the Contracts.

                   Geographical Distribution of Contracts (1)

                                                                                      % of Contract
                                            % of Contract     Aggregate Principal   Pool by Principal
                           Number of       Pool by Number     Balance Outstanding        Balance
                        Contracts As of  of Contracts As of          As of          Outstanding As of
State                     Cut-off Date      Cut-off Date          Cut-off Date        Cut-off Date
-----                     ------------      -------------         ------------        ------------
Alabama...............
Alaska................
Arizona...............
Arkansas..............
California............
Colorado..............
Connecticut...........
Delaware..............
District of Columbia..
Florida...............
Georgia...............
Hawaii................
Idaho.................
Illinois..............
Indiana...............
Iowa..................
Kansas................
Kentucky..............
Louisiana.............
Maine.................
Maryland..............
Massachusetts.........
Michigan..............
Minnesota.............
Mississippi...........
Missouri..............
Montana...............
Nebraska..............
Nevada................
New Hampshire.........
New Jersey............
New Mexico............
New York..............
North Carolina........
North Dakota..........
Ohio..................
Oklahoma..............
Oregon................
Pennsylvania..........
[Puerto Rico].........
Rhode Island..........
South Carolina........
South Dakota..........
Tennessee.............
Texas.................
Utah..................
Vermont...............
Virginia..............
Washington............
West Virginia.........
Wisconsin.............
Wyoming...............
Total.................                         100%                  $                  100%
                                               ====                  =                  ====

(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.

                            Range of Contract Rates

                                    % of Contract                         % of Contract Pool
                   Number of       Pool by Number    Aggregate Principal     By Principal
    Range of    Contracts As of  of Contracts As of  Balance Outstanding  Balance Outstanding
Contract Rates   Cut-off Date       Cut-off Date     As of Cut-off Date   As of Cut-off Date
--------------   ------------       ------------     ------------------   ------------------











  Total                                100%                                      100%
                                       ====                                      ====

                         Range of Remaining Maturities


                                                              Aggregate     % of Contract Pool
                                                              Principal        By Principal
                       Number of        % of Contract Pool     Balance            Balance
                        Contracts           by Number of     Outstanding        Outstanding
Range of Remaining        As of           Contracts As of       As of              As of
Maturity in Months     Cut-off Date        Cut-off Date      Cut-off Date       Cut-off Date
------------------     ------------        ------------      ------------       ------------
9 - 49
50 - 59
60 - 69
70 - 79
80 - 89
90 - 99
100 - 109
110 - 119
120 - 129
130 - 139
140 - 149
150 - 159
160 - 169
170 - 179
180 - 189
190 - 199
200 - 209
210 - 219
220 - 229
230 - 239
      240
Total                                            100%                              100%
                                                 ====                              ====

                     MATURITY AND PREPAYMENT CONSIDERATIONS

     All of the Contracts are prepayable at any time without any penalty. If prepayments are received on the Contracts, the actual weighted average life of the Contracts will be shorter than the scheduled weighted average life, which is based on the assumption that payments will be made as scheduled and that no prepayments will be made. For this purpose the term "prepayments" includes, among other items, voluntary prepayments by Obligors, regular installment payments made in advance of their scheduled due dates, liquidations due to default, proceeds from physical damage, credit life and credit disability insurance policies, if any, and purchases by CITSF or the Servicer of certain Contracts as described herein. Weighted average life means the average amount of time during which each dollar of principal on a Contract is outstanding. The rate of prepayments on the Contracts may be influenced by a variety of economic, social and other factors, including the fact that an Obligor may not sell or transfer a Financed Boat without the consent of CITSF. Any reinvestment risk resulting from the rate of prepayment of the Contracts and the distribution of such prepayments to Securityholders will be borne entirely by the Securityholders. In addition, early retirement of the Securities may be effected by (i) the exercise of the option of CITSF to purchase all of the Contracts remaining in the Trust when the aggregate principal balance of the Contracts (the "Pool Balance") is __% or less of the Initial Pool Balance, (ii) the sale by the applicable Trustee of all of the Contracts remaining in the Trust when the Pool Balance is __% or less of the Initial Pool Balance or (iii) an Event of Default. See "The Purchase Agreements and The Trust Documents--Termination" herein and in the Prospectus.

     The rate of principal payments (including prepayments) on pools of marine installment sale contracts and direct loans may be influenced by a variety of economic, geographic, social and other factors. In general, if prevailing interest rates were to fall significantly below the Contract Rates on the Contracts, the Contracts could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the Contract Rates on the Contracts. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the Contracts would generally be expected to decrease. No assurance can be given as to the influence of these factors on the actual prepayment experience of the Contracts.

     CITSF is not aware of any publicly available industry statistics that set forth principal prepayment experience for marine installment sale contracts and direct loans similar to the Contracts over an extended period of time, and its experience with respect to marine receivables included in its portfolio is insufficient to draw any specific conclusions with respect to the expected prepayment rates on the Contracts.

Certain Payment Data

     Certain statistical information relating to the payment behavior of marine installment sale contracts and direct loans originated by CITSF directly or through Dealers is set forth below. In evaluating the information contained in this table and its relationship to the expected prepayment behavior of the Contracts, prospective Securityholders should consider that the information set forth below reflects, with respect to contracts originated in a given year, all principal payments made in respect of such contracts in a given year, including regularly scheduled payments, liquidation or insurance proceeds applied to principal of such contracts, as well as principal prepayments made by or on behalf of the obligors on the contracts in advance of the date on which such principal payment was scheduled to be made. The information set forth below also reflects charge-offs of the contracts during a given year. In addition, the Company has not performed any statistical analysis to determine whether the contracts to which the table relates constitute a statistically significant sample of marine installment sale contracts and direct loans for purposes of determining expected payment behavior. Payment rates on the contracts are influenced by a number of economic, social and other factors. Certain of the contracts included in the table below were originated with underwriting criteria that differ from the underwriting criteria under which the Contracts were originated. Furthermore, the prepayment experience of the Contracts may not exhibit payment behavior similar to the behavior summarized in the following table. In addition to the foregoing, prospective Securityholders should consider that the table set forth below is limited to the period covered therein and thus cannot reflect the effects, if any, of aging on the payment behavior of marine installment sale contracts beyond such periods. As a result, investors should not draw any conclusions regarding the prepayment rate of the Contracts from the information presented in the table below. Each investor must make its own assumptions regarding the prepayment rate of the Contracts.

     The following table sets forth, with respect to all of the marine installment sale contracts and direct loans originated by CITSF directly or through Dealers (excluding contracts purchased in bulk) in each year since ____, the aggregate initial principal balance of the contracts originated in such year, the approximate aggregate principal balance outstanding on the contracts originated in such year as of the last day of such year and the approximate aggregate principal balance outstanding on the contracts originated in such year as of the end of each subsequent year.

               Information Regarding Principal Reduction on Marine
         Installment Sale Contracts and Direct Loans Originated by CITSF
                             (Dollars in Thousands)

                               1992  1993(3)  1994(3)  1995(3)  1996(3)  1997(3)
                               ----  -------  -------  -------  -------  -------
Approximate Volume(1).......
Approximate Aggregate
   Principal Balance(2):
     December 31, 1992......
     December 31, 1993......
     December 31, 1994......
     December 31, 1995......
     December 31, 1996......
     December 31, 1997......

(1) Volume represents aggregate initial principal balance of each contract originated in a particular year [or nine-month period].

(2) Approximate aggregate principal balance as of any date represents the approximate aggregate principal balance outstanding at the end of the indicated year [or nine-month period] on each contract originated in a particular year.

(3) Includes contracts sold by CITSF in previous securitizations which CITSF is servicing.

Paid-Ahead Simple Interest Contracts

     If an Obligor, in addition to making his regularly scheduled payment, makes one or more additional scheduled payments in any Due Period (for example, because the Obligor intends to be on vacation the following month), the additional scheduled payments made in such Due Period will be treated as a principal prepayment and applied to reduce the principal balance of the related Contract in such Due Period and, unless otherwise requested by the Obligor, the Obligor will not be required to make any scheduled payment in respect of such Contract (a "Paid-Ahead Simple Interest Contract") for the number of due dates corresponding to the number of such additional scheduled payments (the
"Paid-Ahead Period"). During the Paid-Ahead Period, interest will continue to accrue on the principal balance of the Contract, as reduced by the application of the additional scheduled payments made in the Due Period in which such Contract became a Paid-Ahead Simple Interest Contract. The Obligor's Contract would not be considered delinquent during the Paid-Ahead Period. A Payment Shortfall with respect to such Contract will exist during each Due Period occurring during the Paid-Ahead Period and the Servicer may be required to make a Monthly Advance in respect of such Payment Shortfall, as described under "The Purchase Agreements and The Trust Documents--Monthly Advances" in the Prospectus; however, no Monthly Advances will be made in respect of principal in respect of a Paid-Ahead Simple Interest Contract. See "Yield and Prepayment Considerations."

     When the Obligor resumes his required payments following the Paid-Ahead Period, the payments so paid may be insufficient to cover the interest that has accrued since the last payment by the Obligor. Notwithstanding such insufficiency, the Obligor's Contract would be considered current. This situation will continue until the regularly scheduled payments are once again sufficient to cover all accrued interest and to reduce the principal balance of the Contract. Depending on the principal balance and Contract Rate of the related Contract, and on the number of payments that were paid-ahead, there may be extended periods of time during which Contracts that are current are not amortizing. During such periods, no distributions in respect of principal will be made to the Securityholders with respect to such Contracts.

     Paid-Ahead Simple Interest Contracts will affect the weighted average life of the Securities. The distribution of the paid-ahead amount on the Distribution Date following the Due Period in which such amount was received will generally shorten the weighted average life of the Securities. However, depending on the length of time during which a Paid-Ahead Simple Interest Contract is not amortizing as described above, the weighted average life of the Securities may be extended. In addition, to the extent the Servicer makes Monthly Advances with respect to a Paid-Ahead Simple Interest Contract which subsequently goes into default, because Liquidation Proceeds with respect to such Contract will be applied first to reimburse the Servicer for such Monthly Advances, the loss with respect to such Contract may be larger than would have been the case had such Monthly Advances not been made.

     As of the Cut-off Date, approximately _____% of the number of Contracts in the Contract Pool were Paid-Ahead Simple Interest Contracts, with at least one paid-ahead scheduled monthly payment. CITSF's portfolio of marine installment sale contracts and direct loans has historically included contracts which have been paid-ahead by one or more scheduled monthly payments. There can be no assurance as to the number of Contracts which may become Paid-Ahead Simple Interest Contracts or the number or the principal amount of the scheduled payments which may be paid-ahead.

Weighted Average Life of the Securities

     Prepayments on marine installment sale contracts and direct loans can be measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts. ABS further assumes that all the Contracts are the same size and amortize at the same rate and that each Contract in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1.0% ABS rate means that 100 contracts prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of contracts including the Contracts.

     As the rate of payments of principal of the Notes and in respect of the Certificate Balance will depend on the rate of payment (including prepayments) of the principal balance of the Contracts and the rate at which Contracts become Liquidated Contracts, final payment of each class of the Notes could occur significantly earlier than their respective Note Final Scheduled Distribution Dates. The final distribution in respect of the Certificates also could occur prior to the Certificate Final Scheduled Distribution Date. Reinvestment risk associated with early payment of the Securities will be borne exclusively by the Securityholders.

     The tables captioned "Percent of Initial Note Principal Balance at Various ABS Percentages" and "Percent of Initial Certificate Balance at Various ABS Percentages" (the "ABS Table") have been prepared on the basis of certain characteristics of the Contracts. The ABS Table was prepared assuming that (i) the Contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (ii) each scheduled monthly payment on the Contracts is made on the last day of each month and each Contract accrues to 30 days each month, (iii) payments on the Notes and distributions on the Certificates are made on each Distribution Date (and each such date is assumed to be the fifteenth day of each applicable month), (iv) the Closing Date occurs on __________, ____ and (v) CITSF exercises its option to purchase the Contracts as specified under "The Purchase Agreements and The Trust Documents--Termination" herein and in the Prospectus. The ABS Table indicates the projected weighted average life of each class of the Notes and the Certificates and sets forth the percent of the initial principal amount of each class of the Notes and the percent of the Original Certificate Balance that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

     The ABS Table also assumes that the Contracts have been aggregated into three hypothetical pools with all of the Contracts within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, weighted average APR, weighted average original term to maturity and weighted average remaining term to maturity as of the Cut-off Date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.


                                                                  Weighted Average  Weighted Average
                                        Aggregate     Weighted     Original Term     Remaining Term      Weighted Average
                                       Principal       Average      to Maturity        to Maturity          Seasoning
                                        Balance     Contract Rate     (Months)          (Months)             (Months)

Pool 1..............................      $                   %
Pool 2..............................      $                   %
Pool 3..............................      $                   %

     The actual characteristics and performance of the Contracts will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Contracts will prepay at a constant level of ABS until maturity or that all of the Contracts will prepay at the same level of ABS. Moreover, the diverse terms of Contracts within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Contracts are as assumed. Any difference between such assumptions and actual characteristics and performance of the Contracts or actual prepayment experience will affect the percentages of initial balances outstanding over time and weighted average lives of the Notes and the Certificates.

    Percent of Initial Note Principal Balance at Various ABS Percentages (1)

                                    Class A-1
                                    ---------
Distribution Date         0.0%   0.5%   1.0%   1.2%   1.4%   1.6%   1.8%   2.0%
-----------------         ----   ----   ----   ----   ----   ----   ----   ----
Initial Percent..........    %      %      %      %      %      %      %      %
8/15/97..................    %      %      %      %      %      %      %      %
8/15/98..................    %      %      %      %      %      %      %      %
8/15/99..................    %      %      %      %      %      %      %      %
8/15/00..................    %      %      %      %      %      %      %      %
8/15/01..................    %      %      %      %      %      %      %      %
8/15/02..................    %      %      %      %      %      %      %      %
8/15/03..................    %      %      %      %      %      %      %      %
8/15/04..................    %      %      %      %      %      %      %      %
8/15/05..................    %      %      %      %      %      %      %      %
8/15/06..................    %      %      %      %      %      %      %      %
8/15/07..................    %      %      %      %      %      %      %      %
8/15/08..................    %      %      %      %      %      %      %      %
8/15/09..................    %      %      %      %      %      %      %      %
Weighted Average
  Life..(years)(2):

                                    Class A-2
                                    ---------
Distribution Date         0.0%   0.5%   1.0%   1.2%   1.4%   1.6%   1.8%   2.0%
-----------------         ----   ----   ----   ----   ----   ----   ----   ----
Initial Percent..........    %      %      %      %      %      %      %
8/15/97..................    %      %      %      %      %      %      %      %
8/15/98..................    %      %      %      %      %      %      %      %
8/15/99..................    %      %      %      %      %      %      %      %
8/15/00..................    %      %      %      %      %      %      %      %
8/15/01..................    %      %      %      %      %      %      %      %
8/15/02..................    %      %      %      %      %      %      %      %
8/15/03..................    %      %      %      %      %      %      %      %
8/15/04..................    %      %      %      %      %      %      %      %
8/15/05..................    %      %      %      %      %      %      %      %
8/15/06..................    %      %      %      %      %      %      %      %
8/15/07..................    %      %      %      %      %      %      %      %
8/15/08..................    %      %      %      %      %      %      %      %
8/15/09..................    %      %      %      %      %      %      %      %
Weighted Average
  Life..(years)(2):

                                    Class A-3
                                    ---------
Distribution Date         0.0%   0.5%   1.0%   1.2%   1.4%   1.6%   1.8%   2.0%
-----------------         ----   ----   ----   ----   ----   ----   ----   ----
Initial Percent..........    %      %      %      %      %      %      %      %
8/15/97..................    %      %      %      %      %      %      %      %
8/15/98..................    %      %      %      %      %      %      %      %
8/15/99..................    %      %      %      %      %      %      %      %
8/15/00..................    %      %      %      %      %      %      %      %
8/15/01..................    %      %      %      %      %      %      %      %
8/15/02..................    %      %      %      %      %      %      %      %
8/15/03..................    %      %      %      %      %      %      %      %
8/15/04..................    %      %      %      %      %      %      %      %
8/15/05..................    %      %      %      %      %      %      %      %
8/15/06..................    %      %      %      %      %      %      %      %
8/15/07..................    %      %      %      %      %      %      %      %
8/15/08..................    %      %      %      %      %      %      %      %
8/15/09..................    %      %      %      %      %      %      %      %
Weighted Average
  Life..(years)(2):

                                    Class A-4
                                    ---------
Distribution Date         0.0%   0.5%   1.0%   1.2%   1.4%   1.6%   1.8%   2.0%
-----------------         ----   ----   ----   ----   ----   ----   ----   ----
Initial Percent..........    %      %      %      %      %      %      %      %
8/15/97..................    %      %      %      %      %      %      %      %
8/15/98..................    %      %      %      %      %      %      %      %
8/15/99..................    %      %      %      %      %      %      %      %
8/15/00..................    %      %      %      %      %      %      %      %
8/15/01..................    %      %      %      %      %      %      %      %
8/15/02..................    %      %      %      %      %      %      %      %
8/15/03..................    %      %      %      %      %      %      %      %
8/15/04..................    %      %      %      %      %      %      %      %
8/15/05..................    %      %      %      %      %      %      %      %
8/15/06..................    %      %      %      %      %      %      %      %
8/15/07..................    %      %      %      %      %      %      %      %
8/15/08..................    %      %      %      %      %      %      %      %
8/15/09..................    %      %      %      %      %      %      %      %
Weighted Average
  Life..(years)(2):

                                    Class A-5
                                    ---------
Distribution Date         0.0%   0.5%   1.0%   1.2%   1.4%   1.6%   1.8%   2.0%
-----------------         ----   ----   ----   ----   ----   ----   ----   ----
Initial Percent..........    %      %      %      %      %      %      %      %
8/15/97..................    %      %      %      %      %      %      %      %
8/15/98..................    %      %      %      %      %      %      %      %
8/15/99..................    %      %      %      %      %      %      %      %
8/15/00..................    %      %      %      %      %      %      %      %
8/15/01..................    %      %      %      %      %      %      %      %
8/15/02..................    %      %      %      %      %      %      %      %
8/15/03..................    %      %      %      %      %      %      %      %
8/15/04..................    %      %      %      %      %      %      %      %
8/15/05..................    %      %      %      %      %      %      %      %
8/15/06..................    %      %      %      %      %      %      %      %
8/15/07..................    %      %      %      %      %      %      %      %
8/15/08..................    %      %      %      %      %      %      %      %
8/15/09..................    %      %      %      %      %      %      %      %
Weighted Average
  Life..(years)(2):

                                    Class A-6
                                    ---------
Distribution Date         0.0%   0.5%   1.0%   1.2%   1.4%   1.6%   1.8%   2.0%
-----------------         ----   ----   ----   ----   ----   ----   ----   ----
Initial Percent..........    %      %      %      %      %      %      %      %
8/15/97..................    %      %      %      %      %      %      %      %
8/15/98..................    %      %      %      %      %      %      %      %
8/15/99..................    %      %      %      %      %      %      %      %
8/15/00..................    %      %      %      %      %      %      %      %
8/15/01..................    %      %      %      %      %      %      %      %
8/15/02..................    %      %      %      %      %      %      %      %
8/15/03..................    %      %      %      %      %      %      %      %
8/15/04..................    %      %      %      %      %      %      %      %
8/15/05..................    %      %      %      %      %      %      %      %
8/15/06..................    %      %      %      %      %      %      %      %
8/15/07..................    %      %      %      %      %      %      %      %
8/15/08..................    %      %      %      %      %      %      %      %
8/15/09..................    %      %      %      %      %      %      %      %
Weighted Average
  Life..(years)(2):

                                    Class A-7
                                    ---------
Distribution Date         0.0%   0.5%   1.0%   1.2%   1.4%   1.6%   1.8%   2.0%
-----------------         ----   ----   ----   ----   ----   ----   ----   ----
Initial Percent..........    %      %      %      %      %      %      %      %
8/15/97..................    %      %      %      %      %      %      %      %
8/15/98..................    %      %      %      %      %      %      %      %
8/15/99..................    %      %      %      %      %      %      %      %
8/15/00..................    %      %      %      %      %      %      %      %
8/15/01..................    %      %      %      %      %      %      %      %
8/15/02..................    %      %      %      %      %      %      %      %
8/15/03..................    %      %      %      %      %      %      %      %
8/15/04..................    %      %      %      %      %      %      %      %
8/15/05..................    %      %      %      %      %      %      %      %
8/15/06..................    %      %      %      %      %      %      %      %
8/15/07..................    %      %      %      %      %      %      %      %
8/15/08..................    %      %      %      %      %      %      %      %
8/15/09..................    %      %      %      %      %      %      %      %
Weighted Average
  Life..(years)(2):

                                     Class B
                                     -------
Distribution Date         0.0%   0.5%   1.0%   1.2%   1.4%   1.6%   1.8%   2.0%
-----------------         ----   ----   ----   ----   ----   ----   ----   ----
Initial Percent..........    %      %      %      %      %      %      %      %
8/15/97..................    %      %      %      %      %      %      %      %
8/15/98..................    %      %      %      %      %      %      %      %
8/15/99..................    %      %      %      %      %      %      %      %
8/15/00..................    %      %      %      %      %      %      %      %
8/15/01..................    %      %      %      %      %      %      %      %
8/15/02..................    %      %      %      %      %      %      %      %
8/15/03..................    %      %      %      %      %      %      %      %
8/15/04..................    %      %      %      %      %      %      %      %
8/15/05..................    %      %      %      %      %      %      %      %
8/15/06..................    %      %      %      %      %      %      %      %
8/15/07..................    %      %      %      %      %      %      %      %
8/15/08..................    %      %      %      %      %      %      %      %
8/15/09..................    %      %      %      %      %      %      %      %
Weighted Average
  Life..(years)(2):

(1) Assumes the exercise by CITSF of its option to purchase all of the Contracts on the Distribution Date on which the Pool Balance as of the last day of the related Due Period is __% or less of the Initial Pool Balance.

(2) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment of the Note by the number of years from the date of the issuance of the Note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the Note.

The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the Contracts which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

     Percent of Original Certificate Balance at Various ABS Percentages(1)

Distribution Date         0.0%   0.5%   1.0%   1.2%   1.4%   1.6%   1.8%   2.0%
-----------------         ----   ----   ----   ----   ----   ----   ----   ----
Initial Percent..........    %      %      %      %      %      %      %      %
_/15/97..................    %      %      %      %      %      %      %      %
_/15/98..................    %      %      %      %      %      %      %      %
_/15/99..................    %      %      %      %      %      %      %      %
_/15/00..................    %      %      %      %      %      %      %      %
_/15/01..................    %      %      %      %      %      %      %      %
_/15/02..................    %      %      %      %      %      %      %      %
_/15/03..................    %      %      %      %      %      %      %      %
_/15/04..................    %      %      %      %      %      %      %      %
_/15/05..................    %      %      %      %      %      %      %      %
_/15/06..................    %      %      %      %      %      %      %      %
_/15/07..................    %      %      %      %      %      %      %      %
_/15/08..................    %      %      %      %      %      %      %      %
_/15/09..................    %      %      %      %      %      %      %      %
Weighted Average
  Life..(years)(2):

(1) Assumes the exercise by CITSF of its option to purchase all of the Contracts on the Distribution Date on which the Pool Balance as of the last day of the related Due Period is __% or less of the Initial Pool Balance.

(2) The weighted average life of a Certificate is determined by (i) multiplying in the amount of each principal payment on the Certificate by the number of years from the date of the issuance of the Certificate to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial face amount of the Certificate.

The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the Contracts which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

                      YIELD AND PREPAYMENT CONSIDERATIONS

     Thirty days of interest will be paid to the Noteholders (other than the Class A-1 Noteholders who will receive interest for the actual number of days elapsed in the related Interest Accrual Period) on each Distribution Date (except the first Distribution Date) to the extent of the remaining Available Amount and the remaining Available Reserve Amount, in an amount equal to one-twelfth of the product of the applicable Interest Rate and the outstanding principal balance of each class of the Notes as of the preceding Distribution Date (after giving effect to any distributions of principal to be made on such Distribution Date). See "The Notes--Payments of Principal." Thirty days of interest will be passed through to Certificateholders on each Distribution Date (except the first Distribution Date) to the extent of the remaining Available Amount and the remaining Available Reserve Amount, in an amount equal to one-twelfth of the product of the Pass-Through Rate and the Certificate Balance immediately preceding such Distribution Date. The "Certificate Balance" means the Original Certificate Balance reduced by all distributions allocable to principal actually made to Certificateholders. See "The Certificates--Distributions of Principal." Payment Shortfalls, to the extent not covered by Monthly Advances and amounts on deposit in the Collection Account, will adversely affect the yield on the Securities.

     If an Event of Default occurs and the Notes are accelerated, payments of interest on and principal of the Class B Notes will not be paid until the Class A Notes have been paid in full.

     Generally, the excess of the amount of interest at the Contract Rate over the amount of interest payable under such Contract and allocable to pay such Contract's share of interest on the Securities and the Servicing Fee would be available to cover losses on Liquidated Contracts or to fund the Reserve Account. The Trust will not receive a full month's interest at the Contract Rate on any Contract which is prepaid in full or which is subject to a Relief Act Reduction (as defined in the Prospectus), nor will the Servicer make Monthly Advances for any Payment Shortfall which results from a Relief Act Reduction or a prepayment in full of a Contract. The Servicer will not make Non-

Reimbursable Payments. As a result, there will be less interest available to the Trust to pay interest on the Securities, to cover losses on the Liquidated Contracts and to fund the Reserve Account.

                                  POOL FACTORS

     The "Certificate Pool Factor" is a seven-digit decimal which the Servicer will compute each month indicating the remaining Certificate Balance as of the Distribution Date, as a fraction of the Original Certificate Balance. The Certificate Pool Factor will be 1.0000000 as of the Cut-off Date, and thereafter will decline to reflect reductions in the outstanding principal balance of the Certificates. A Certificateholder's portion of the aggregate outstanding Certificate Balance is the product of (i) the original denomination of the Certificateholder's Certificate and (ii) the Certificate Pool Factor.

     The "Note Pool Factor" with respect to a class of Notes, is a seven-digit decimal which the Servicer will compute each month indicating the remaining outstanding principal balance of each class of Notes as of the Distribution Date, as a fraction of the initial outstanding principal balance of such class of Notes. The Note Pool Factor will be 1.0000000 as of the Cut-off Date, and thereafter will decline to reflect reductions in the outstanding principal balance of the applicable class of Notes. A Noteholder's portion of the aggregate outstanding principal balance of the related class of Notes is the product of (i) the original denomination of the Noteholder's Note and (ii) the applicable Note Pool Factor.

     On each Distribution Date the Certificateholders and the Noteholders will receive monthly reports concerning the payments received on the Contracts, the Pool Balance, the Note Pool Factor and various other items of information. Pursuant to the Trust Agreement, the Certificateholders will receive monthly reports concerning the payments received on the Contracts, the Pool Balance, Certificate Pool Factor and various other items of information. Securityholders of record (which in the case of the Notes in most cases will be Cede & Co.) during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law. Certificateholders and Note Owners may receive such reports, upon written request, together with a certification that they are Certificateholders or Note Owners, as the case may be, and payment of any expenses associated with the distribution of such reports, from the Trustee (at the address listed in "Structure of the Transaction--The Owner Trustee") and the Indenture Trustee at ____________________. See "Certain Information Regarding the Securities--Statements to Securityholders" in the Prospectus.

                                USE OF PROCEEDS

     The Company will sell the Contracts to the Trust concurrently with the sale of the Securities and the net proceeds from the sale of the Securities will be applied by the Trust to the purchase of the Contracts and to the payment of certain expenses connected with pooling the Contracts and issuing the Securities. Such net proceeds less the payment of such expenses represent the cash purchase price paid by the Trust to the Company for the sale of the Contracts to the Trust. Such amount will be determined as a result of the pricing of the Securities, through the offering described in this Prospectus Supplement. The purchase price paid to CITSF for the Contracts will be added to CITSF's general funds and will be available for general corporate purposes, including the purchase of new marine installment sale contracts and direct loans and the payment of the purchase price to CITCF-NY for those Contracts acquired by CITSF from CITCF-NY.

                 THE CIT GROUP/SALES FINANCING, INC., SERVICER

General

     As of December 31, 1997, CITSF serviced for itself and others approximately _____ contracts (consisting primarily of recreation vehicle, home equity, recreational boat and manufactured housing contracts), representing an outstanding balance of approximately $___ billion. Of this portfolio, approximately _____ contracts (representing approximately $___ billion outstanding balance) consisted of marine installment sale contracts and direct loans. CITSF entered into an agreement in 1996 to service additional manufactured housing contracts for an unaffiliated third party, which increased substantially the total number of contracts serviced by CITSF. In addition to expected growth in its serviced portfolio, in 1997 CITSF entered into an agreement to provide servicing for approximately

43,000 additional recreation vehicle and recreational boat consumer contracts for another financial institution, which CITSF is also servicing at its Asset Service Center. The addition of these contracts to its servicing portfolio required CITSF to increase staffing levels at the Asset Service Center to support these contracts. The effect of this increase on CITSF's performance as a servicer or subservicer cannot be determined at this time.

Servicing

     The following table shows the composition of CITSF's servicing portfolio, including marine installment sale contracts and direct loans serviced by CITSF on the dates indicated:

                      THE CIT GROUP/SALES FINANCING, INC.

                    Contracts Being Serviced By Product Line

                                                                 At December 31,
                                                                 ---------------
                      1992               1993               1994               1995              1996               1997
                      ----               ----               ----               ----              ----               ----
               (Number) (Dollars) (Number) (Dollars) (Number) (Dollars) (Number) (Dollars) (Number) (Dollars) (Number) (Dollars)
               -------- --------- -------- --------- -------- --------- -------- --------- -------- --------- -------- ---------
                                                              (Dollars in thousands)

RV--Owned......
RV--Bulk
  Purchases...
RV--Servicing(1)
Total RV......
Total MH......
Home Equity...
Other(2)......
Total
Contracts
  Serviced....

MH   = Manufactured Housing
RV   = Recreation Vehicle

(1) Includes contracts sold by CITSF in previous securitizations which CITSF is servicing and a third party servicing arrangement entered into in 1997.

(2)  Includes inventory financing receivables.

Delinquency and Loan Loss Experience

     The following Delinquency Experience and Loan Loss Experience tables set forth data for CITSF's marine loan portfolio. The following table sets forth the delinquency experience for the five years ended December 31, 1997 of the portfolio of marine installment sale contracts and direct loans originated and serviced by CITSF, excluding contracts acquired by CITSF through portfolio purchases and contracts in repossession. Delinquency and loan loss experience for the serviced portfolio was obtained from the monthly servicer reports for prior securitization trusts.

                             Delinquency Experience
                             (Dollars in thousands)

                                            Year Ended December 31,
                                            -----------------------
                                  1992  1993  1994(3)  1995(3)  1996(3)  1997(3)
                                  ----  ----  -------  -------  -------  -------
Number of Contracts............
Principal Balance of Con-
   tracts Serviced.............
Principal Balance of Delin-
   quent Contracts(1):
     30-59 Days................
     60-89 Days................
     90 Days or More...........
Total Principal Balance of
   Delinquent Contracts........
Delinquencies as a Percent of
  Principal Balances(2)........

(1) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a contract due on the first day of a month is not 30 days delinquent until the first day of the next month. A Contract is deemed delinquent only if payments exceeding $65 are contractually past due 30 days or more.

(2) Based on dollar percent delinquent calculated by dividing Total Principal Balance of Delinquent Contracts by Principal Balance of Contracts Serviced.

(3) Includes marine installment contracts and direct loans sold by CITSF in previous securitizations which CITSF is servicing.

      The following table sets forth the loan loss experience for the five years ended December 31, 1997 of the portfolio of marine installment sale contracts and direct loans originated and serviced by CITSF, excluding contracts acquired by CITSF through portfolio purchases. "Net Losses" are equal to the aggregate balance of all contracts which are determined to be uncollectible in the period less any recoveries and liquidation proceeds on contracts charged-off in the period or any prior periods. Net Losses include outside collection, repossession and liquidation expenses .

                        Loan Loss/Liquidation Experience
                             (Dollars in thousands)

                                             Year Ended December 31,
                                             -----------------------
                                  1992  1993  1994(4)  1995(4)  1996(4)  1997(4)
                                  ----  ----  -------  -------  -------  -------
Number of Contracts(1)......
Principal Balance of
   Contracts Serviced(1)....

Net Losses:
     Dollars(2).............
     Percentage(3)..........

Notes:

(1)  As of period end and excludes contracts in repossession.
(2) The calculation of net loss includes outside collection, repossession and liquidation expenses.
(3)  As a percentage of the principal balance of contracts as of period end.
(4) Includes marine installment sale contracts and direct loans sold by CITSF in previous securitizations which CITSF is servicing.
(5)  Annualized.

      The data presented in the foregoing tables is for illustrative purposes only. Such data relates to the performance of CITSF's entire portfolio of marine installment sale contracts and direct loans and is not historical data regarding solely the portion of CITSF's portfolio constituting the Contracts. [Most] of CITSF's portfolio of marine installment sale contracts and direct loans secured by boats was originated under underwriting guidelines in effect prior to August 1994. However, in August 1994 CITSF adopted a risk-adjusted pricing policy and changed its credit criteria and underwriting guidelines in effect prior to August 1994 as described under "The CIT Group/Sales Financing, Inc., Servicer-- CITSF's Underwriting Guidelines" in the Prospectus. In connection with this change, CITSF reduced the minimum credit score for approval of a new credit in order to extend credit to less creditworthy borrowers than under the credit criteria previously in effect. The interest rates charged on marine installment sale contracts and direct loans originated since August 1994 reflect CITSF's evaluation of the relative risk associated with an individual's application. In addition to the effects of seasoning, the changes in CITSF's underwriting standards have resulted and will result in higher delinquency and loan loss experience than is shown in the above tables since the marine installment sale contracts and direct loans included in such tables include contracts which were originated using CITSF's former underwriting guidelines. All of the Contracts were originated under these new credit criteria adopted by CITSF in August 1994. Accordingly, the data presented in the foregoing tables should not necessarily be considered as a basis for assessing the likelihood, amount or severity of delinquency or losses on the Contracts, and the delinquency and loan loss experience presented in the preceding tables may not be indicative of the experience on the Contracts.

      During 1997, CITSF experienced a higher rate of delinquencies and loan losses on marine installment sale contracts and direct loans. [CITSF attributes the higher rate of delinquencies to _______________.] CITSF attributes the higher loss experience to the combined effect of current economic conditions and a business decision by CITSF to change the credit mix of receivables originated since August 1994. This has resulted in an increase in delinquency and losses. CITSF expects that the upward trend in credit losses will continue through the remainder of 1997. However, no assurance as to future delinquencies, losses or results of repossessions and sales of boats can be given.

                                   THE NOTES

General

      The CIT Marine Trust ____-_ Class A-1 ____% Asset-Backed Notes (the "Class A-1 Notes"), Class A-2 ___% Asset-Backed Notes (the "Class A-2 Notes"), Class A-3 ___% Asset-Backed Notes (the "Class A-3 Notes"), Class A-4 ___% Asset-Backed Notes (the "Class A-4 Notes"), Class A-5 ____% Asset-Backed Notes (the "Class A-5 Notes"), Class A-6 ____% Asset-Backed Notes (the "Class A-6 Notes"), Class A-7 ____% Asset-Backed Notes (the "Class A-7 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes and the Class A-6 Notes, the "Class A Notes") and Class B ___% Asset-Backed Notes (the "Class B Notes" and, together with the Class A Notes, the "Notes" and, together with the Certificates, the "Securities") will represent obligations of the Trust secured by assets of the Trust (other than the Certificate Distribution Account). Payments in respect of the Class B Notes will be subordinated to payments on the Class A Notes to the extent described herein. The Trust will issue $___________ aggregate principal amount of Class A-1 Notes, $____________ aggregate principal amount of Class A-2 Notes,
$__________ aggregate principal amount of Class A-3 Notes, $_______ aggregate principal amount of Class A-4 Notes, $__________ aggregate principal amount of Class A-5 Notes, $__________ aggregate principal amount of Class A-6 Notes, $__________ aggregate principal amount of Class A-7 Notes and $______ aggregate principal amount of Class B Notes pursuant to the terms of an Indenture, to be dated as of __________ 1, ____ (as amended and supplemented from time to time, the "Indenture") between _______________, as trustee (the "Indenture Trustee"), a form of which was filed as an exhibit to the Registration Statement of which this Prospectus Supplement forms a part. A copy of the Indenture will be available from the Company, upon request, to the holders of the Notes or Certificates and will be filed with the Securities and Exchange Commission (the "Commission") following the issuance of the Notes and Certificates. The following summary describes certain terms of the Notes and the Indenture. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Notes and the Indenture. Where particular provisions or terms used in the Indenture are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summary.

      The Notes will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof and will be available in book-entry form only. Each class of the Notes will initially be represented by a single Note registered in the name of Cede, the nominee of DTC. No person acquiring an interest in the Notes through the facilities of DTC (a "Note Owner") will be entitled to receive a Note representing such person's interest in the Notes, except as set forth under "Certain Information Regarding the Securities--Definitive Securities" in the Prospectus, and such persons will hold their interests in the Notes through DTC in the United States or Cedel or Euroclear in Europe. Unless and until Definitive Notes are issued under the limited circumstances described herein, all references to actions by Noteholders shall refer to actions taken by DTC upon instructions from its Participants, and all references herein to distributions, notices, reports and statements to Noteholders shall refer to distributions, notices, reports and statements to DTC in accordance with DTC procedures. See "Certain Information Regarding The Securities--Definitive Securities" in the Prospectus and Annex I hereto.

      Payments of interest and principal on the Notes with respect to each Due Period will be made on the fifteenth day of each month or, if any such day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), commencing __________ 15, ____. Payments on the Notes on each Distribution Date will be made to the holders of record of the related Notes on the related Record Date. A "Business Day" is any day other than a Saturday, Sunday or any day on which banking institutions or trust companies in the states of New York, __________, __________ or Oklahoma are authorized or required by law, regulation or executive order to be closed.

Payments of Interest

      The Class A-1 Notes will bear interest at the rate of ____% per annum (the "Class A-1 Interest Rate"), the Class A-2 Notes will bear interest at the rate of ___% per annum (the "Class A-2 Interest Rate"), the Class A-3 Notes will bear interest at the rate of ____% per annum (the "Class A-3 Interest Rate"), the Class A-4 Notes will bear interest at the rate of ____% per annum (the "Class A-4 Interest

Rate"), the Class A-5 Notes will bear interest at the rate of ____% per annum (the "Class A-5 Interest Rate"), the Class A-6 Notes will bear interest at the rate of ____% per annum (the "Class A-6 Interest Rate"), the Class A-7 Notes will bear interest at the rate of ____% per annum (the "Class A-7 Interest Rate") and the Class B Notes will bear interest at the rate of ___% per annum (the "Class B Interest Rate"). The interest rates for the various classes of Notes are referred to herein collectively as "Interest Rates."

      Interest on the outstanding principal amount of each class of Notes will accrue at the applicable Interest Rate from and including the Closing Date (in the case of the first Distribution Date) or from and including the preceding Distribution Date to but excluding the Distribution Date (each, an "Interest Accrual Period"). On each Distribution Date, the Indenture Trustee will distribute to the Noteholders of each class accrued interest at the applicable Interest Rate on the outstanding principal amount of such class to the extent of the Available Amount remaining after payment of the Servicer Payment. To the extent the remaining Available Amount on a Distribution Date is insufficient to pay Noteholders the entire amount of interest due on such Distribution Date, such shortfall will be funded from the Reserve Account, subject to the Available Reserve Amount, under the circumstances described herein. Interest on the Class A-1 Notes will be calculated on the basis of a 360-day year and the actual number of days elapsed in the related Interest Accrual Period. Interest on each other class of Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Notes of any class for any Distribution Date due but not paid on such Distribution Date will be due on the next Distribution Date in addition to an amount equal to interest on such amount at the applicable Interest Rate (to the extent lawful).

      Interest payments to all classes of Class A Noteholders will have the same priority. Under certain circumstances, the amount available for interest payments could be less than the amount of interest payable on the Class A Notes on any Distribution Date, in which case each class of Class A Noteholders will receive their ratable share (based upon the aggregate amount of interest due to such class of Class A Noteholders) of the aggregate amount available to be distributed in respect of interest on the Class A Notes.

      Interest on the Class B Notes will not be paid on any Distribution Date until interest on the Class A Notes for such Distribution Date has been paid in full. In addition, notwithstanding the foregoing, if an Event of Default has occurred and the Notes have been accelerated, payments of interest on and principal of the Class B Notes will not be paid until the Class A Notes have been paid in full.

Payments of Principal

      Principal of the Class A Notes will be payable on each Distribution Date in an amount equal to the Class A Noteholders' Principal Distribution Amount, to the extent of the Available Amount remaining after payment of the Servicer Payment and interest due on the Notes on such Distribution Date. To the extent the remaining Available Amount on a Distribution Date is insufficient to fund the entire Class A Noteholders' Principal Distribution Amount due on such Distribution Date, such shortfall will be funded from the Reserve Account, subject to the Available Reserve Amount remaining after any withdrawals from the Reserve Account to make payments of interest due on the Notes on such Distribution Date, under the circumstances described herein. Principal of the Class B Notes will be payable on each Distribution Date in an amount equal to the Class B Noteholders' Principal Distribution Amount, to the extent of the Available Amount remaining after payment of the Servicer Payment and interest due on the Notes and principal due on the Class A Notes on such Distribution Date. To the extent the remaining Available Amount on a Distribution Date is insufficient to fund the entire Class B Noteholders' Principal Distribution Amount due on such Distribution Date, such shortfall will be funded from the Reserve Account, subject to the Available Reserve Amount remaining after any withdrawals from the Reserve Account to make payments of interest due on the Notes and principal due on the Class A Notes on such Distribution Date, under the circumstances described herein. Notwithstanding the foregoing, if an Event of Default has occurred and the Notes have been accelerated, payments of interest on and principal of the Class B Notes will not be paid until the Class A Notes have been paid in full.

      On each Distribution Date prior to the Distribution Date on which the Class A-1 Notes have been paid in full, principal of the Class A-1 Notes will be payable in an amount equal to 100% of the Class A Noteholders' Principal Distribution Amount. On each Distribution Date on and after the Distribution Date on which the Class A-1 Notes have been paid in full, principal of the Class A-2 Notes will be payable, until the Class A-2 Notes have been paid in full, in an amount equal to 100% of the Class A Noteholders' Principal Distribution Amount (less any portion of the Class A Noteholders' Principal Distribution Amount applied on such Distribution Date to reduce the outstanding principal amount of the Class A-1 Notes to zero). On each Distribution Date on and after the Distribution Date on which the Class A-2 Notes have been paid in full, principal of the Class A-3 Notes will be payable, until the Class A-3 Notes have been paid in full, in an amount equal to 100% of the Class A Noteholders' Principal Distribution Amount (less any portion of the Class A Noteholders' Principal Distribution Amount applied on such Distribution Date to reduce the outstanding principal amount of the Class A-1 Notes and the Class A-2 Notes to zero). On each Distribution Date on and after the Distribution Date on which the Class A-3 Notes have been paid in full, principal of the Class A-4 Notes will be payable, until the Class A-4 Notes have been paid in full, in an amount equal to 100% of the Class A Noteholders' Principal Distribution Amount (less any portion of the Class A Noteholders'
Principal Distribution Amount applied on such Distribution Date to reduce the outstanding principal amount of the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes to zero). On each Distribution Date on and after the Distribution Date on which the Class A-4 Notes have been paid in full, principal of the Class A-5 Notes will be payable, until the Class A-5 Notes have been paid in full, in an amount equal to 100% of the Class A Noteholders' Principal
Distribution Amount (less any portion of the Class A Noteholders' Principal Distribution Amount applied on such Distribution Date to reduce the outstanding principal amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes to zero). On each Distribution Date on and after the Distribution Date on which the Class A-5 Notes have been paid in full, principal of the Class A-6 Notes will be payable, until the Class A-6 Notes have been paid in full, in an amount equal to 100% of the Class A Noteholders' Principal Distribution Amount (less any portion of the Class A Noteholders'
Principal Distribution Amount applied on such Distribution Date to reduce the outstanding principal amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes to zero). On each Distribution Date on and after the Distribution Date on which the Class A-6 Notes have been paid in full, principal of the Class A-7 Notes will be payable, until the Class A-7 Notes have been paid in full, in an amount equal to 100% of the Class A Noteholders' Principal Distribution Amount (less any portion of the Class A Noteholders' Principal Distribution Amount applied on such Distribution Date to reduce the outstanding principal amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes and the Class A-6 Notes to zero). On each Distribution Date, principal of the Class B Notes will be payable, until the Class B Notes have been paid in full, in an amount equal to 100% of the Class B Noteholders' Principal Distribution Amount.

      No principal payments will be made (i) on the Class A-2 Notes until the Class A-1 Notes have been paid in full, (ii) on the Class A-3 Notes until the Class A-2 Notes have been paid in full, (iii) on the Class A-4 Notes until the Class A-3 Notes have been paid in full (iv) on the Class A-5 Notes until the Class A-4 Notes have been paid in full, (v) on the Class A-6 Notes until the Class A-5 Notes have been paid in full or (vi) on the Class A-7 Notes until the Class A-6 Notes have been paid in full. Notwithstanding the foregoing, if an Event of Default has occurred and the Notes have been accelerated, principal payments will be made on each class of Class A Notes pro rata on the basis of their respective unpaid principal amounts.

      The outstanding principal amount of the Class A-1 Notes, to the extent not previously paid, will be payable on the _______ Distribution Date (the "Class A-1 Note Final Scheduled Distribution Date"); the outstanding principal amount of the Class A-2 Notes, to the extent not previously paid, will be payable on the ___________ Distribution Date (the "Class A-2 Note Final Scheduled Distribution Date"); the outstanding principal amount of the Class A-3 Notes, to the extent not previously paid, will be payable on the __________ Distribution Date (the "Class A-3 Final Scheduled Distribution Date"); the outstanding principal amount of the Class A-4 Notes, to the extent not previously paid, will be payable on the _________ Distribution Date (the "Class A-4 Final Scheduled Distribution Date"); the outstanding principal amount of the Class A-5 Notes, to the extent not previously paid, will be payable on the _________ Distribution Date (the "Class A-5 Final Scheduled Distribution Date"); the outstanding principal amount of the Class A-6 Notes, to the extent not previously paid, will be payable on the _________ Distribution Date (the "Class A-6 Final Scheduled Distribution Date"); the outstanding principal amount of the Class A-7 Notes, to the extent not previously paid, will be payable on the _________ Distribution Date (the "Class A-7 Final Scheduled Distribution Date"); and the outstanding principal amount of the Class B Notes, to the extent not previously paid, will be payable on the ______ Distribution Date (the "Class B Final Scheduled Distribution Date"). The actual date on which the aggregate outstanding principal amount of each class of Notes is paid may be earlier than its respective Note Final Scheduled Distribution Date based on a variety of factors including an Optional Purchase or Auction Sale.

Redemption

      In the event of an Optional Purchase or Auction Sale, the outstanding Notes will be redeemed in whole, but not in part, at a redemption price equal to the unpaid principal amount of the Notes plus accrued and unpaid interest thereon at the applicable Interest Rates. An Optional Purchase of all the Contracts by CITSF may occur at CITSF's option on any Distribution Date on which the Pool Balance as of the last day of the related Due Period is __% or less of the Initial Pool Balance. An Auction Sale may occur, and may result in the sale of the Contracts remaining in the Trust, within ten days following the first Distribution Date on which the Pool Balance as of the last day of the related Due Period is __% or less of the Initial Pool Balance.

Rights of Noteholders; Indenture

      The Indenture Trustee will have the power to direct the Owner Trustee to take certain actions in connection with the administration of the Trust property until the Notes have been paid in full and the Indenture has been discharged in accordance with its terms. The Indenture will specifically prohibit the Owner Trustee from taking any action that would impair the Indenture Trustee's security interest in the Trust property and will require the Owner Trustee to obtain the consent of the Indenture Trustee or Noteholders representing not less than a majority of the aggregate principal amount of the Notes then outstanding before modifying, amending, supplementing, waiving or terminating any provision of the Sale and Servicing Agreement. Therefore, except as described herein, until the Notes have been paid in full, the ability to direct the Trust with respect to certain actions permitted to be taken under the Sale and Servicing Agreement rests with the Indenture Trustee and the Noteholders.

      If an Event of Default under the Indenture occurs and the Notes are accelerated, the Indenture Trustee will have the right or will be required in certain circumstances to exercise remedies as a secured party, including selling the Contracts, in order to pay the principal of, and accrued interest on, the Notes. Except as described herein, upon the occurrence of an Event of Default, the Class B Noteholders will not have any right to direct or to consent to any action by the Indenture Trustee, including acceleration of the Notes or the sale of Contracts, until the Class A Noteholders have been paid in full. The proceeds of any sale of the Contracts may not be equal to or greater than the aggregate outstanding principal amount of the Notes plus, in each case, accrued interest thereon. Because neither interest nor principal is distributed to Class B Noteholders following an Event of Default and acceleration of the Notes until the Class A Notes have been paid in full, the interests of the Class A Noteholders and the Class B Noteholders may conflict, and the exercise by the Indenture Trustee of its right to sell the Contracts or exercise other remedies may cause the Class B Noteholders to suffer a loss of all or part of their investment.

      Upon the occurrence of an Event of Default under the Indenture, the assets of the Trust may be sold which may result in early retirement of the Notes. If the net proceeds from the liquidation of the Contracts (after payment of the Servicer Payment) and any amounts on deposit in the Note Distribution Account are not sufficient to pay the principal amount of and accrued interest on the Notes in full, holders of the Notes will incur a loss. Such net proceeds together with amounts on deposit in the Note Distribution Account will be distributed to Securityholders (after payment of the fees and expenses of the Indenture Trustee and the Servicer Payment) in the following order of priority:
(i) to the Class A Noteholders for amounts due and unpaid on the Class A Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on each class of the Class A Notes for interest,
(ii) to the Class A Noteholders for amounts due and unpaid on the Class A Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for principal, until the principal amount of the Class A Notes is reduced to zero, (iii) to the Class B Noteholders for amounts due and unpaid on the Class B Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for interest, (iv) to the Class B
Noteholders for amounts due and unpaid on the Class B Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for principal, until the principal amount of the Class B Notes is reduced to zero, (v) to the Certificateholders for amounts due and unpaid on the Certificates for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Certificates for interest and (vi) to the Certificateholders for amounts due and unpaid on the Certificates for the Certificate Balance, ratably, without preference or priority of any kind, according to the amounts due and payable on the Certificates for the Certificate Balance.

      Pursuant to the Trust Indenture Act of 1939, as amended, the Indenture Trustee will be deemed to have a conflict of interest and be required to resign as trustee for either the Class A Notes or the Class B Notes if an Event of Default occurs under the Indenture. In these circumstances, the Indenture will require that, within 90 days of ascertaining such Event of Default, the Indenture Trustee will resign as Indenture Trustee for the Class A Notes or the Class B Notes and provide for a successor indenture trustee to be appointed for one or both of the Class A Notes and Class B Notes as applicable, in order that there be separate trustees for each of the Class A Notes and Class B Notes. So long as any amounts remain unpaid with respect to the Class A Notes, only the indenture trustee for the Class A Noteholders will have the right to exercise remedies under the Indenture (but the Class B Noteholders will be entitled to their share of any proceeds of enforcement, subject to the subordination of the Class B Notes to the Class A Notes as described herein), and only the Class A Noteholders will have the right to direct or consent to any action to be taken, including sale of the Contracts, until the Class A Noteholders are paid in full. Upon repayment of the Class A Noteholders in full, all rights to exercise remedies under the Indenture will transfer to the indenture trustee for the Class B Noteholders. Any resignation of the original Indenture Trustee as described above with respect to any class of Notes will become effective only upon the appointment of a successor trustee for such a class of Notes and such successor's acceptance of such appointment.

      In the event that an Event of Termination occurs, the Indenture Trustee or Class A Noteholders representing not less than a majority of the aggregate principal amount of the Class A Notes then outstanding may remove the Servicer without the consent of any of the Class B Noteholders. None of the Class B Noteholders will have the ability, with certain specified exceptions, to waive defaults by the Servicer, including defaults that could materially adversely affect the Class B Noteholders.

                                THE CERTIFICATES

      The Certificates offered hereby will be issued pursuant to the Trust Agreement, a form of which has been filed as an exhibit to the Registration Statement of which this Prospectus Supplement is a part. The following summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Trust Agreement.

General

      The CIT Marine Trust ____-_ ____% Asset-Backed Certificates (the "Certificates") will represent fractional undivided interests in the Trust. The Trust will issue $____________ aggregate face amount of Certificates pursuant to a Trust Agreement, to be dated as of __________ 1, ____ between the Seller and the Owner Trustee (the "Trust Agreement"), a form of which was filed as an exhibit to the Registration Statement of which this Prospectus Supplement forms a part. A copy of the Trust Agreement will be available from the Company, upon request, to holders of the Notes or Certificates and will be filed with the Commission following the issuance of the Notes and the Certificates. Payments in respect of the Certificates will be subordinated to payments on the Notes to the extent described herein. The following summary describes certain terms of the Certificates and the Trust Agreement. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Certificates and the Trust Agreement. Where particular provisions or terms used in the Trust Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summary.

      The Certificates will be offered for purchase in minimum denominations of $20,000 and integral multiples of $1,000 in excess thereof; provided, however, that one Certificate may be issued in a denomination other than an integral multiple of $1,000 such that The CIT GP Corporation III, a Delaware corporation and a wholly owned subsidiary of CIT (the "Affiliated Owner") may be issued at least 1% of the Original Certificate Balance. The Certificates will be issued in fully registered, certificated form ("Definitive Certificates") to Certificateholders or their nominees. See "Certain Information Regarding the Securities--Definitive Securities" in the Prospectus. Purchasers of Certificates and their assignees
(i) must represent that they are United States persons (as defined in Section 7701(a) of the Code) and provide a certification of non-foreign status under penalties of perjury and (ii) must represent and certify that they are not (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code, or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

      Payments of interest and principal on the Certificates with respect to each Due Period will be made on each Distribution Date, commencing __________ 15, ____. With respect to any Distribution Date, the "Due Period" will be the calendar month preceding the month of such Distribution Date. The first Due Period will commence on and include __________ 1, ____ and will end on and include __________, ____. Payments on the Certificates on each Distribution Date will be made to the holders of record of the Certificates on the related Record Date.

Distribution of Interest

      The Certificates will bear interest at the rate of ____% per annum (the "Pass-Through Rate"). Interest in respect of a Distribution Date will accrue at the Pass-Through Rate during the related Interest Accrual Period. On each Distribution Date, the Owner Trustee will distribute pro rata to Certificateholders accrued interest at the Pass-Through Rate on the outstanding Certificate Balance to the extent of the Available Amount remaining after payment of the Servicer Payment and interest and principal due on the Notes on such Distribution Date. To the extent the remaining Available Amount on a Distribution Date is insufficient to pay Certificateholders the entire amount of interest due on such Distribution Date, such shortfall will be funded from the Reserve Account, subject to the Available Reserve Amount remaining after any withdrawals from the Reserve Account to make payments of interest and principal due on the Notes on such Distribution Date, under the circumstances described herein. Interest on the Certificates for any Distribution Date due but not paid on such Distribution Date will be due on the next Distribution Date in addition to an amount equal to interest on such amount at the Pass-Through Rate (to the extent lawful). Interest on the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

      The rights of Certificateholders to receive distributions of interest will be subordinated to the rights of the Noteholders to receive payment in full of all amounts of interest and principal which the Noteholders are entitled to be paid on such Distribution Date. If an Event of Default has occurred and the Notes have been accelerated, Certificateholders will not be entitled to receive any distributions of interest or principal until the Notes have been paid in full.

Distribution of Principal

      On  each   Distribution   Date   prior  to  the   Cross-Over   Date,   the
Certificateholders will not be entitled to any payments of principal.

      On each Distribution Date on or after the Cross-Over Date, principal of the Certificates will be payable, subject to the remaining Available Amount and the remaining Available Reserve Amount, in an amount equal to the Certificateholders' Principal Distribution Amount with respect to such Distribution Date. Such principal payments will be funded to the extent of the Available Amount remaining after payment of the Servicer Payment, payment of interest and principal in respect of the Notes on the Cross-Over Date, and payment of interest due on the Certificates on such Distribution Date. To the extent the remaining Available Amount on a Distribution Date is insufficient to fund the entire Certificateholders' Principal Distribution Amount due on such Distribution Date, such shortfall will be funded from the Reserve Account, subject to the Available Reserve Amount remaining after any withdrawals from the Reserve Account to make payments of interest and principal due on the Notes and interest due on the Certificates on such Distribution Date, under the circumstances described herein. The rights of Certificateholders to receive distributions of principal (following the payment of interest on the Certificates) will be subordinated to the rights of Noteholders to receive distributions of interest and principal to the extent described herein. The Certificate Balance of the Certificates, to the extent not previously paid, will be payable on the Distribution Date occurring in __________ (the "Certificate Final Scheduled Distribution Date"). In the event that the Certificates are outstanding on the Certificate Final Scheduled Distribution Date (after taking into account distributions on such date), the Indenture Trustee will withdraw (or cause to be withdrawn) from the Reserve Account (to the extent funds are available therefor in the Reserve Account), and will deposit in the Certificate Distribution Account for distribution to the Certificateholders to retire the Certificates, an amount equal to the Certificate Balance. The actual date on which the aggregate outstanding principal amount of the Certificates is paid may be earlier than the Certificate Final Scheduled Distribution Date based on a variety of factors including an Optional Purchase or Auction Sale.

Redemption

      In the event of an Optional Purchase or Auction Sale, the Certificates will be redeemed at a redemption price equal to the Certificate Balance plus accrued and unpaid interest thereon at the Pass-Through Rate. An Optional Purchase of all the Contracts by CITSF may occur at CITSF's option on any Distribution Date on which the Pool Balance as of the last day of the related Due Period is __% or less of the Initial Pool Balance. An Auction Sale may occur, and may result in the sale of the Contracts remaining in the Trust, within ten days following the first Distribution Date on which the Pool Balance as of the last day of the related Due Period is __% or less of the Initial Pool Balance. The "Initial Pool Balance" equals the Pool Balance as of the Cut-off Date.

Limited Rights

      Except as described herein, if an Event of Default occurs under the Indenture, the Certificateholders will not have any right to direct or to consent to any remedies therefor exercisable by the Indenture Trustee, including the sale of the Contracts, until the Notes have been paid in full. If an Event of Termination occurs, the Certificateholders will not have any right to direct or consent to removal of the Servicer or the waiver of such Event of Termination until the Notes have been paid in full. See "Risk Factors--Rights of Noteholders and Certificateholders" herein and "The Purchase Agreements and the Trust Documents--Event of Termination," "--Rights Upon Event of Termination" and "--Waiver of Past Defaults" in the Prospectus.

                                  ENHANCEMENT

         Subordination. To the extent described herein, the rights of the Certificateholders to receive distributions with respect to the Contracts will be subordinated to the rights of the Noteholders, and the rights of the Class B Noteholders to receive distributions with respect to the Contracts will be subordinated to the rights of the Class A Noteholders. This subordination is intended to enhance the likelihood of timely receipt by the Class A Noteholders (and to a lesser extent the Class B Noteholders) of the full amount of interest and principal required to be paid to them, and to afford the Class A Noteholders (and to a lesser extent the Class B Noteholders) limited protection against losses in respect of the Contracts.

         No distribution will be made to the Certificateholders on any Distribution Date in respect of (i) interest until the full amount of interest and principal on the Notes payable on such Distribution Date has been distributed to the Noteholders, and (ii) principal until the Notes have been paid in full.

         No distribution will be made to the Class B Noteholders on any Distribution Date in respect of (i) interest until the full amount of interest on the Class A Notes payable on such Distribution Date has been distributed to the Class A Noteholders, and (ii) principal until the full amount of principal on the Class A Notes payable on such Distribution Date has been distributed to the Class A Noteholders.

         The Class A Noteholders will be entitled to receive current distributions of interest prior to the Class B Noteholders receiving any current distributions of interest. In addition, the Class A Noteholders will be entitled to receive their share of the current distribution of principal prior to the Class B Noteholders receiving their share of the current distribution of principal.

      Reserve Account. On the Closing Date, an account (the "Reserve Account") will be established pursuant to the Sale and Servicing Agreement. The Indenture Trustee will have the right to withdraw (or cause to be withdrawn) payments from the Reserve Account under certain circumstances specified below. The Reserve Account will not be funded on the Closing Date. After the Closing Date, the Reserve Account will be funded with the Excess Collections, if any, and certain investment earnings on funds deposited in the Reserve Account.

      The Reserve Account will be an Eligible Account (as defined in the Prospectus). Funds on deposit in the Reserve Account will be invested in certain investments which satisfy the criteria established by each of the Ratings Agencies (which may include obligations of CIT). The Reserve Account and any amounts therein shall be held by or on behalf of the Indenture Trustee in accordance with the Sale and Servicing Agreement for the benefit of the Securityholders and the Trust.

      The Reserve  Account will be terminated  following the earlier to occur of
(a) the date on which the Certificate Balance is paid in full and any funds remaining therein have been paid to the Affiliated Owner or (b) the Certificate Final Scheduled Distribution Date.

      On each Distribution Date, the amount available to be withdrawn from the Reserve Account for the benefit of the Securityholders (the "Available Reserve Amount") will be equal to the lesser of (i) the Specified Reserve Amount and
(ii) the amount on deposit in the Reserve Account, before giving effect to any deposit to be made to the Reserve Account on such Distribution Date.

      On each Determination Date, the Servicer will determine the amounts, if any, required to be withdrawn from the Reserve Account on the related Distribution Date for payment to the Securityholders. If the Available Amount on any Distribution Date is insufficient (after payment of the Servicer Payment) to pay the interest and principal required to be distributed on the Securities on such Distribution Date, the Indenture Trustee will withdraw (or cause to be withdrawn) from the Reserve Account an amount equal to the lesser of the amount of such deficiency or the Available Reserve Amount. The Indenture Trustee will withdraw (or cause to be withdrawn) such amount from the Reserve Account and will deposit (or cause to be deposited) such amount into the Note Distribution Account and/or Certificate Distribution Account on the Business Day before the Distribution Date with respect to which such withdrawal was made. Any amounts withdrawn from the Reserve Account will be distributed to the Securityholders in the same order of priority as distributions of the Available Amount. If the Available Reserve Amount is zero (which will be the case on the Closing Date), Securityholders will bear the risk of loss resulting from default by Obligors and will have to look primarily to the value of the related Financed Boats for recovery of the outstanding principal and unpaid interest on the defaulted Contracts.

      On each Distribution Date, the Servicer will deposit Excess Collections, if any, into the Reserve Account in an amount sufficient to increase the amount on deposit in the Reserve Account to the Specified Reserve Amount for the next Distribution Date. Excess Collections, if any, not so required to be deposited in the Reserve Account will be paid to the Affiliated Owner.

      "Excess Collections" for any Distribution Date will equal the amounts collected or deposited in respect of the Contracts in the related Due Period and which remain in the Collection Account on such Distribution Date after taking into account distributions to be made on the Securities, the Servicer Payment made to the Servicer on such Distribution Date, and the Servicing Fee (including any unpaid Servicing Fees for past Distribution Dates) paid on such Distribution Date.

      The Specified Reserve Amount with respect to any Distribution Date will equal ___% of the Pool Balance as of the first day of the related Due Period, but in no event less than $___________. If, with respect to any Distribution Date, (a) the average of the principal balance of Contracts 60 days or more delinquent (including Contracts relating to Financed Boats that have been repossessed) as a percentage of the Pool Balance for the three preceding Due Periods exceeds ____% or (b) the average of the principal balances of all Contracts which became Liquidated Contracts in the three preceding Due Periods, less any Net Liquidation Proceeds on Liquidated Contracts, expressed as an annualized percentage of the average outstanding Pool Balance of the three preceding Due Periods exceeds ____%, then the Specified Reserve Amount with respect to such Distribution Date shall be ____% of the Pool Balance as of the first day of the related Due Period, but in no event (i) less than $___________ or (ii) greater than $__________. The

Specified Reserve Amount shall never be greater than the sum of the aggregate principal amount of the Notes and the outstanding Certificate Balance. The Specified Reserve Amount may be reduced from time to time to amounts less than the Specified Reserve Amount as described herein if the Rating Agencies shall have given prior written notice to the Seller, the Servicer and the Issuer that such reduction will not result in a downgrade or withdrawal of the then current rating of the Notes or the Certificates. In several circumstances the Servicer must determine on a Distribution Date the Specified Reserve Amount for the next Distribution Date; in order to make the calculations required, the Servicer will use the data for the three Due Periods preceding the Due Period related to such next Distribution Date.

      On each Distribution Date, the Indenture Trustee will withdraw (or cause to be withdrawn) from the Reserve Account an amount equal to the amount by which the Available Reserve Amount (after taking into account any deposits to and withdrawals from the Reserve Account pursuant to the Sale and Servicing
Agreement on such Distribution Date) exceeds the Specified Reserve Amount for the next Distribution Date and pay such amount to the Affiliated Owner. Any such amounts paid to the Affiliated Owner will not be available for distribution to Securityholders.

      The sole source of funding for the Reserve Account will be the Excess Collections, and the Excess Collections may not be sufficient to fund the Reserve Account in an amount equal to the Specified Reserve Amount or to replenish the Reserve Account after funds are withdrawn to make payments on the Securities. Neither the Seller nor the Servicer will be obligated to deposit any of their own funds into the Reserve Account in the event that the Excess Collections are not sufficient to fund the Reserve Account in an amount equal to the Specified Reserve Amount. Accordingly, the Distribution Date by which the Reserve Account will be funded in an amount equal to the Specified Reserve Amount for such Distribution Date cannot be predicted.

      In the event that the Certificates are outstanding on the Certificate Final Scheduled Distribution Date (after taking into account distributions on such date), the Indenture Trustee will withdraw (or cause to be withdrawn) from the Reserve Account an amount equal to the Certificate Balance, and will distribute such amount to the Certificateholders to retire the Certificates, to the extent funds are available therefor in the Reserve Account.

                THE PURCHASE AGREEMENTS AND THE TRUST DOCUMENTS

Distributions

      On each Determination Date, the Servicer will determine the amount in the Collection Account available for distribution on the related Distribution Date and inform the Indenture Trustee, who shall allocate such amounts between the Notes and the Certificates and make distributions to Securityholders, all as described below.

      On each Distribution Date, the Indenture Trustee will withdraw the Available Amount from the Collection Account to make the following payments (to the extent sufficient funds are available therefor) in the following order:

     (a) the Servicer Payment will (to the extent not previously retained by the Servicer) be paid to the Servicer;

     (b) on and prior to the Cross-Over Date, the Class A Noteholders' Interest Distribution Amount will be deposited into the Note Distribution Account, for payment to the Class A Noteholders for amounts due and unpaid on the Class A Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on each class of the Class A Notes for interest;

     (c) on and prior to the Cross-Over Date, the Class B Noteholders' Interest Distribution Amount will be deposited into the Note Distribution Account, for payment to the Class B Noteholders for amounts due and unpaid on the Class B Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for interest;

     (d) on and prior to the Cross-Over Date, the Class A Noteholders' Principal Distribution Amount will be deposited into the Note Distribution Account, for payment to the Class A Noteholders in the following order of priority:
     (i) to the principal balance of the Class A-1 Notes until the principal balance of the Class A-1 Notes is reduced to zero; (ii) to the principal balance of the Class A-2 Notes until the principal balance of the Class A-2 Notes is reduced to zero; (iii) to the principal balance of the Class A-3 Notes until the principal balance of the Class A-3 Notes is reduced to zero, (iv) to the principal balance of the Class A-4 Notes until the principal balance of the Class A-4 Notes is reduced to zero; (v) to the principal balance of the Class A-5 Notes until the principal balance of the Class A-5 Notes is reduced to zero; (vi) to the principal balance of the Class A-6 Notes until the principal balance of the Class A-6 Notes is reduced to zero; and (vii) to the principal balance of the Class A-7 Notes until the principal balance of the Class A-7 Notes is reduced to zero;

     (e) on and prior to the Cross-Over Date, the Class B Noteholders' Principal Distribution Amount will be deposited into the Note Distribution Account, for payment to the Class B Noteholders until the principal balance of the Class B Notes is reduced to zero;

     (f) the Certificateholders'  Interest Distribution Amount will be deposited
     into  the   Certificate   Distribution   Account,   for   payment   to  the
     Certificateholders for interest;

     (g) on and after the Cross-Over Date, the Certificateholders' Principal Distribution Amount will be deposited into the Certificate Distribution Account, for payment to the Certificateholders for principal;

     (h) if CITSF or one of its affiliates is the Servicer, the Servicing Fee (including any unpaid Servicing Fees for past Distribution Dates) will (to the extent not previously paid to the Servicer) be paid to the Servicer;

     (i) the amount by which the Specified Reserve Amount for the next Distribution Date exceeds the amount on deposit in the Reserve Account will be deposited into the Reserve Account; and

     (j) the balance, if any, will be distributed to the Affiliated Owner.

      For purposes hereof, the following terms shall have the following meanings:

      The "Principal Distribution Amount" on each Distribution Date is equal to the sum of the following amounts with respect to the related Due Period, in each case calculated in accordance with the method specified in each Contract: (i) all payments of principal (including all Principal Prepayments applied during the related Due Period) made on each Contract during the related Due Period,
(ii) the Stated Principal Balance of each Contract which, as of the related Deposit Date, was purchased by CITSF or the Servicer pursuant to the Sale and Servicing Agreement, and (iii) the Stated Principal Balance of each Contract which became a Liquidated Contract during the related Due Period; provided, however, that (x) payments of principal (including Principal Prepayments) with respect to a Liquidated Contract or a Repurchased Contract received after the last day of the Due Period in which the Contract became a Liquidated Contract or a Repurchased Contract shall not be included in the Principal Distribution Amount, and (y) if a Liquidated Contract is purchased by CITSF or the Servicer pursuant to the Sale and Servicing Agreement on the Deposit Date immediately following the Due Period in which it became a Liquidated Contract, no amount will be included with respect to such Contract in the Principal Distribution Amount pursuant to clause (iii) of the definition thereof. The Principal Distribution Amount on the Note Final Scheduled Distribution Date of a class will equal the outstanding principal balance of such class of Notes as of such date, and the Principal Distribution Amount on the Certificate Final Scheduled Distribution Date will equal the Certificate Balance on such date. The Principal Distribution Amount will not exceed the outstanding principal balance of the Notes or, after the Cross-Over Date, the Certificate Balance (or, on the Cross-Over Date, the sum of the principal balance of the Notes and the Certificate Balance).

      The "Stated Principal Balance" of a Contract for any Due Period is its unpaid principal balance at the end of the related Due Period, but without giving effect to any adjustments due to bankruptcy or similar proceedings.

      A "Liquidated Contract" is a defaulted Contract as to which the Servicer has recovered all amounts that it expects to recover either by sale or disposition of the related Financed Boat or otherwise, but in any event a Contract shall be deemed to become a Liquidated Contract no later than the date on which the Servicer has received proceeds from the sale or disposition of such Financed Boat.

      "Principal Prepayment" means a payment or other recovery of principal on a Contract (including insurance proceeds and Net Liquidation Proceeds applied to principal on a Contract) which is received in advance of its due date and applied upon receipt to reduce the outstanding principal amount of such Contract prior to the date or dates on which such principal amount is scheduled to be paid.

      "Net Liquidation Proceeds" means the monies collected (from whatever source) during a Due Period on a Liquidated Contract, net of the sum of (a) Liquidation Expenses, plus (b) any payments required by law to be remitted to the Obligor.

      "Liquidation Expenses" means all reasonable fees of third parties and other expenses incurred by the Servicer in the course of converting any defaulted Contract or Financed Boat into cash proceeds (including, without limitation, expenses relating to recovery, repossession and sale of such Financed Boat).

      The "Available  Amount" on any Distribution Date is equal to the excess of
(A) the sum of (i) all amounts on deposit in the Collection Account attributable to collections or deposits made in respect of the Contracts (including any Late Fees (as defined in the Prospectus)) in the related Due Period and (ii) the Purchase Price for any Contract repurchased by CITSF as a result of breaches of certain representations and warranties or purchased by the Servicer as a result of breaches of certain covenants and any Monthly Advances made by the Servicer, if such Purchase Price or Monthly Advance is paid on the Deposit Date immediately preceding such Distribution Date, over (B) the sum of the following amounts (to the extent that the Servicer has not already withheld such amounts from collections on the Contracts): (i) any repossession profits on Liquidated Contracts, Liquidation Expenses incurred and taxes and insurance advanced by the Servicer in respect of Financed Boats that are reimbursable to the Servicer under the Sale and Servicing Agreement, (ii) any amounts incorrectly deposited in the Collection Account, (iii) net investment earnings on the funds in the Collection Account, and (iv) any other amounts permitted to be withdrawn from the Collection Account by the Servicer (or to be retained by the Servicer from collections on the Contracts) pursuant to the Sale and Servicing Agreement.

      The "Purchase Price" for any Contract will be the remaining principal amount outstanding on such Contract on the date of repurchase, plus thirty days' interest thereon at the Contract Rate plus the reimbursement then due to the Servicer for outstanding Monthly Advances on such Contract.

     "Certificateholders' Distribution Amount" means, for any Distribution Date, the sum of the Certificateholders' Principal Distribution Amount and the Certificateholders' Interest Distribution Amount.

      "Certificateholders' Interest Carryover Shortfall" means, for any Distribution Date, the excess of the Certificateholders' Interest Distribution Amount for the preceding Distribution Date over the amount in respect of interest at the Pass-Through Rate that was actually deposited into the Certificate Distribution Account on such preceding Distribution Date, plus interest on such excess, to the extent permitted by law, at the Pass-Through Rate from and including such preceding Distribution Date to but excluding the current Distribution Date.

     "Certificateholders' Interest Distribution Amount" means, for any Distribution Date, the sum of the Certificateholders' Monthly Interest Amount for such Distribution Date and the Certificateholders' Interest Carryover Shortfall for such Distribution Date.

      "Certificateholders' Monthly Interest Amount" means, for any Distribution Date, one month's interest (or, in the case of the first Distribution Date, interest accrued from and including the Closing Date to but excluding such Distribution Date) at the Pass-Through Rate on the Certificate Balance on such Distribution

Date (or, in the case of the first Distribution Date, the Original Certificate Balance), before giving effect to all distributions of principal to the Certificateholders on such Distribution Date.

      "Certificateholders' Monthly Principal Amount" means, for any Distribution Date prior to the Cross-Over Date, zero; and for any Distribution Date commencing on and after the Cross-Over Date, 100% of the Principal Distribution Amount (less the portion of the Principal Distribution Amount required on the first such Distribution Date to pay the Notes in full).

      "Certificateholders' Principal Carryover Shortfall" means, for any Distribution Date, (a) the excess of (i) the Certificateholders' Principal Distribution Amount for the preceding Distribution Date, over (ii) the amount in respect of principal that was actually deposited into the Certificate Distribution Account on such Distribution Date.

      "Certificateholders' Principal Distribution Amount" means, for any Distribution Date, the sum of (i) the Certificateholders' Monthly Principal Amount for such Distribution Date and (ii) the Certificateholders' Principal Carryover Shortfall for such Distribution Date; provided, that the Certificateholders' Principal Distribution Amount shall not exceed the Certificate Balance. In addition, on the Certificate Final Scheduled Distribution Date, the amount required to be distributed to Certificateholders will be the lesser of (a) any payments of principal due and remaining unpaid on each Contract owned by the Trust as of the last day of the immediately preceding Due Period plus any amounts on deposit in the Reserve Account, or (b) the amount that is necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such Distribution Date and allocable to principal) to reduce the Certificate Balance to zero.

      "Noteholders' Distribution Amount" means, for any Distribution Date, the sum of the Class A Noteholders' Principal Distribution Amount, the Class B Noteholders' Principal Distribution Amount, the Class A Noteholders' Interest Distribution Amount and the Class B Noteholders' Interest Distribution Amount.

      "Class A Noteholders' Interest Carryover Shortfall" means, for any Distribution Date for each class of Class A Notes (other than the initial
Distribution Date), the excess of (i) the Class A Noteholders' Interest Distribution Amount for the preceding Distribution Date for such class of Class A Notes, over (ii) the amount in respect of interest that was actually deposited into the Note Distribution Account in respect of such class of Class A Notes on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A Noteholders of such class on the preceding Distribution Date, to the extent permitted by law, at the applicable Interest Rates borne by such class of Class A Notes.

      "Class A Noteholders' Interest Distribution Amount" means, for any Distribution Date for any class of Class A Notes, the sum of (x) the Class A Noteholders' Monthly Interest Amount for such Distribution Date for such class of Class A Notes and (y) the Class A Noteholders' Interest Carryover Shortfall for such Distribution Date for such class of Class A Notes.

      "Class A Noteholders' Monthly Interest Amount" means, for any Distribution Date for any class of Class A Notes, interest accrued during the related Interest Accrual Period at the applicable Interest Rate on the outstanding principal balance of such class of Class A Notes on such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date) before giving effect to all distributions of principal to the Class A Noteholders on such Distribution Date, calculated on the basis of a 360-day year and (a) the actual number of days elapsed, in the case of the Class A Notes and (b) twelve 30-day months in the case of each other class of Class A Notes.

      "Class A Noteholders' Monthly Principal Amount" means, for any Distribution Date, prior to the Distribution Date on which the Class A Notes have been paid in full, an amount equal to _____% of the Principal Distribution Amount.

      "Class  A  Noteholders'  Principal  Carryover  Shortfall"  means,  for any
Distribution Date, the excess of (x) the Class A Noteholders' Principal Distribution Amount for the preceding Distribution Date over (y) the amount in respect of principal that was actually deposited into the Note Distribution Account for the Class A Notes on such preceding Distribution Date.

      "Class A Noteholders' Principal Distribution Amount" means, for any Distribution Date, the sum of (i) the Class A Noteholders' Monthly Principal Amount for such Distribution Date and (ii) the Class A Noteholders' Principal Carryover Shortfall for such Distribution Date; provided, that the Class A Noteholders' Principal Distribution Amount shall not exceed the outstanding principal balance of the Class A Notes. In addition, on the Note Final Scheduled Distribution Date of each class of Class A Notes, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal balance of the related class of Class A Notes to zero.

      "Class B Noteholders' Interest Carryover Shortfall" means, for any Distribution Date for the Class B Notes (other than the initial Distribution
Date), the excess of (i) the Class B Noteholders' Interest Distribution Amount for the preceding Distribution Date for the Class B Notes, over (ii) the amount in respect of interest that was actually deposited into the Note Distribution Account in respect of such Class B Notes on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class B Noteholders on the preceding Distribution Date, to the extent permitted by law, at the Class B Interest Rate.

      "Class B Noteholders' Interest Distribution Amount" means, for any Distribution Date for the Class B Notes, the sum of (x) the Class B Noteholders' Monthly Interest Amount for such Distribution Date and (y) the Class B Noteholders' Interest Carryover Shortfall for such Distribution Date.

      "Class B Noteholders' Monthly Interest Amount" means, for any Distribution Date for the Class B Notes, interest accrued during the related Interest Accrual Period at the applicable Interest Rate on the outstanding principal balance of the Class B Notes on such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date) before giving effect to all distributions of principal to the Class B Noteholders on such Distribution Date.

      "Class B Noteholders' Monthly Principal Amount" means, for any Distribution Date, prior to the Distribution Date on which the Class A Notes have been paid in full, an amount equal to _____% of the Principal Distribution Amount, and on and after the Distribution Date on which the Class A Notes have been paid in full, 100% of the Principal Distribution Amount (less the portion of the Principal Distribution Amount required on the first such Distribution Date to pay the Class A Notes in full).

      "Class  B  Noteholders'  Principal  Carryover  Shortfall"  means,  for any
Distribution Date, the excess of (x) the Class B Noteholders' Principal Distribution Amount for the preceding Distribution Date over (y) the amount in respect of principal that was actually deposited into the Note Distribution Account for the Class B Notes on such preceding Distribution Date.

      "Class B Noteholders' Principal Distribution Amount" means, for any Distribution Date, the sum of (i) the Class B Noteholders' Monthly Principal Amount for such Distribution Date and (ii) the Class B Noteholders' Principal Carryover Shortfall for such Distribution Date; provided, that the Class B Noteholders' Principal Distribution Amount shall not exceed the outstanding principal balance of the Class B Notes. In addition, on the Class B Note Final Scheduled Distribution Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal balance of the Class B Notes to zero.

      To the extent that the Available Amount is insufficient to pay the Certificateholders' Distribution Amount and the Noteholders' Distribution Amount on any Distribution Date, the Indenture Trustee will withdraw (or cause to be withdrawn) from the Reserve Account, to the extent available, the excess of the sum of the Certificateholders' Distribution Amount and the Noteholders' Distribution Amount over the Available Amount remaining after payment of the Servicer Payment. Any amount so withdrawn from the Reserve Account by or on behalf of the Indenture Trustee will be deposited first into the Note Distribution Account for distribution to the Noteholders in the same order of priority as described above and second into the Certificate Distribution Account for distribution to the Certificateholders in the same order of priority as described above.

      The principal balance of the Class A-1 Notes, to the extent not previously paid, will be due on the Class A-1 Note Final Scheduled Distribution Date; the principal balance of the Class A-2 Notes, to the extent not previously paid, will be due on the Class A-2 Note Final Scheduled Distribution Date; the principal balance of the Class A-3 Notes, to the extent not previously paid, will be due on the Class A-3 Note Final Scheduled Distribution Date; the principal balance of the Class A-4 Notes, to the extent not previously paid, will be due on the Class A-4 Note Final Scheduled Distribution Date; the principal balance of the Class B Notes, to the extent not previously paid, will be due on the Class B Note Final Scheduled Distribution Date. The actual date on which the aggregate outstanding principal amount of any class of Notes is paid may be earlier than the respective Note Final Scheduled Distribution Dates set forth above based on a variety of factors, including those described under "Maturity and Prepayment Considerations--Weighted Average Life of the Securities" herein.

Modification of Contracts

      Consistent with its customary servicing practices and procedures, the Servicer may, in its discretion, arrange with an Obligor to defer, reschedule, extend or modify the payment schedule of a Contract or otherwise to modify the terms of a Contract provided that (i) the maturity of such Contract would not extend beyond the 180th day prior to the Certificate Final Scheduled Distribution Date and (ii) the deferral, rescheduling, extension or other modification of the terms of the Contract would not constitute a cancellation of such Contract and the creation of a new installment sale contract or direct loan. The Servicer may, in accordance with its customary servicing procedures, in its good faith judgment, waive any Late Fees that may be due and payable under any Contract. Notwithstanding the foregoing, in connection with the settlement by the Servicer of a defaulted Contract, the Servicer may forgive a portion of such Contract, if in its discretion it believes that the acceptance of the settlement proceeds from the related Obligor would result in the Trust's receiving a greater amount of collections than the Net Liquidation Proceeds that would result from repossessing and liquidating the related Financed Boat.

Monthly Advances

      With respect to each Contract as to which there has been a Payment Shortfall during the related Due Period (other than a Payment Shortfall arising from a Contract which has been prepaid in full or which has been subject to a Relief Act reduction during the related Due Period), the Servicer shall advance funds in the amount of such Payment Shortfall (each, a "Monthly Advance"), but only to the extent that the Servicer, in its good faith judgment, expects to recover such Monthly Advance from subsequent interest collections on such Contract made by or on behalf of the Obligor thereunder, or from Net Liquidation Proceeds or insurance proceeds with respect to such Contract. The Servicer shall be reimbursed for any Monthly Advance from subsequent interest collections with respect to such Contract. If the Servicer determines in its good faith judgment that an unreimbursed Monthly Advance shall not ultimately be recoverable from subsequent interest collections, the Servicer shall be reimbursed for such Monthly Advance from collections on all Contracts. In determining whether an advance is or will be nonrecoverable, the Servicer need not take into account that it might receive any amounts in a deficiency judgment against an Obligor. The Servicer will not make a Monthly Advance in respect of (i) the principal component of any scheduled payment or (ii) a Payment Shortfall arising from a Contract which has been prepaid in full or which has been subject to a Relief Act Reduction during the related Due Period.

Non-Reimbursable Payments

      The Servicer will not be obligated to make any Non-Reimbursable Payments (as defined in the Prospectus).

Servicing Compensation

      The Servicer will be entitled to receive, out of collections on the Contracts, a monthly fee (the "Servicing Fee") for each Due Period, payable on the following Distribution Date, equal to the sum of (i) one-twelfth of the product of _____% (the "Servicing Fee Rate") and the Pool Balance as of the last day of the second preceding Due Period (or, in the case of the first Distribution Date, as of the Cut-off Date) and

(ii) any investment earnings (net of investment expenses and losses) on amounts on deposit in the Collection Account, the Note Distribution Account and the Certificate Distribution Account; provided, however, if CITSF or an affiliate thereof is not the Servicer, the Servicing Fee Rate shall be a rate determined at the time of the appointment of a successor Servicer but not to exceed _____%. If CITSF or one of its affiliates is the Servicer, the Servicing Fee (including any unpaid Servicing Fees for past Distribution Dates) shall not be included in the Servicer Payment but instead shall be payable to the Servicer on each Distribution Date only from the Available Amount, if any, remaining after the principal and interest payable on the Securities on such Distribution Date have been paid.

Payment of Notes

      Upon the payment in full of all outstanding Notes and the satisfaction and discharge of the Indenture, the Owner Trustee will succeed to all the rights of the Indenture Trustee, and the Certificateholders will succeed to all the rights of the Noteholders under the Sale and Servicing Agreement, except as otherwise provided therein.

Termination

      In order to avoid excessive administrative expenses, CITSF will be permitted at its option to purchase from the Trust, on any Distribution Date on which the Pool Balance as of the last day of the related Due Period is __% or less of the Initial Pool Balance, all remaining Contracts at a price equal to the aggregate Purchase Price for the Contracts (including defaulted Contracts), plus the appraised value of any other property held by the Trust (less Liquidation Expenses) (the "Optional Purchase"). Exercise of such right will effect early retirement of the Securities.

      Within ten days after the first Distribution Date on which the Pool Balance as of the last day of the related Due Period is __% or less of the Initial Pool Balance, the Indenture Trustee (or, if the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, the Owner Trustee) shall solicit bids for the purchase of the Contracts remaining in the Trust (the "Auction Sale"). In the event that satisfactory bids are received as described in the Prospectus, the net sale proceeds (after paying the Servicer Payment) will be distributed to Securityholders on the second Distribution Date succeeding such Due Period. Any purchaser of the Contracts must agree to the continuation of CITSF as Servicer on terms substantially similar to those in the Trust Documents. Any such sale will effect early retirement of the Securities. See "The Certificates--Redemption," "The Notes--Redemption" and "The Purchase Agreements and The Trust Documents--Termination" in the Prospectus.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

Certain Federal Tax Consequences with Respect to the Notes

      Tax Characterization of the Notes and the Trust. Schulte Roth & Zabel LLP has advised the Trust that, based on the terms of the Notes and the transactions relating to the Contracts as set forth herein, the Notes will be treated as debt for Federal income tax purposes. However, there is no specific authority with respect to the characterization for Federal income tax purposes of securities having the same terms as the Notes.

      Schulte Roth & Zabel LLP is also of the opinion that, based on the applicable provisions of the Trust Documents and related documents, for Federal income tax purposes, (i) the Trust will not be classified as an association taxable as a corporation and (ii) the Trust will not be treated as a publicly traded partnership taxable as a corporation. If the IRS were to successfully characterize the Trust as an entity taxable as a corporation for Federal income tax purposes, the income from the Contracts (reduced by deductions, possibly including interest on the Notes) would be subject to Federal income tax at corporate rates, which could reduce the amounts available to make payments on the Notes. Likewise, if the Trust were subject to state or local income or franchise tax, the amount of cash available to make payment on the Notes could be reduced.

      If, contrary to the opinion of Schulte Roth & Zabel LLP, the IRS successfully asserted that the Notes were not debt for Federal income tax purposes, the Notes might be treated as equity interests in the Trust. If so, and if the Trust were taxable as a corporation with the adverse consequences described above, the taxable corporation would not be able to deduct interest on the Notes. The remainder of this discussion assumes that the Notes will be treated as debt and that the Trust will not be taxable as a corporation.

      Interest Income on the Notes. The stated interest on the Notes will be taxable to a Noteholder as ordinary income when received or accrued in accordance with such Noteholder's method of tax accounting. [Some or all of the Notes may be issued with "original issue discount" within the meaning of Section 1273 of the Code ("OID"). The amount of OID on the Notes will equal the difference between the issue price and the principal amount of the Notes unless the OID is less then a statutorily defined de minimis amount.]

      [OID will accrue to the Noteholders over the life of the Notes, taking account of a reasonable prepayment assumption, based on a constant yield to maturity method, using semi-annual compounding, and properly adjusted for actual prepayments on the Contracts. The portion of OID that accrues during the time a Noteholder owns the Notes (i) constitutes interest includable in the Noteholder's gross income for federal income tax purposes and (ii) is added to the Noteholder's tax basis for purposes of determining gain or loss on the maturity, redemption, prior sale, or other disposition of the Notes. Thus, the effect of OID is to increase the amount of taxable income above the actual interest payments during the life of the Notes.]

      Sale or Other Disposition. If a Noteholder sells a Note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular Noteholder will equal the holder's cost for the Note, increased by any [OID,] market discount and gain previously included by such Noteholder in income with respect to the Note and decreased by the amount of any bond premium previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Subject to the rules of the Code concerning market discount on the Notes, any such gain or loss will be capital gain or loss if the Note was held as a capital asset. Capital losses generally may be deducted to the extent the Noteholder has capital gains for the taxable year, and non-corporate Noteholders can deduct a limited amount of such losses in excess of available capital gains.

      Foreign Holders. If interest paid (or accrued) to a Noteholder who is a nonresident alien, foreign corporation or other non-United States person (a "foreign person") is not effectively connected with the conduct of a trade or business within the United States by the foreign person, the interest generally will be considered "portfolio interest," and generally will not be subject to United States Federal income tax and withholding tax, if the foreign person (i) is not actually or constructively a "10 percent shareholder" of the Trust (in this case, a holder of 10% of the capital or profits of the Trust) nor a
"controlled foreign corporation" with respect to which the Trust or the Affiliated Owner is a "related person" within the meaning of the Code and (ii) provides the person otherwise required to withhold U.S. tax with an appropriate statement, signed under penalties of perjury, certifying that the beneficial owner of the Note is a foreign person and providing the foreign person's name and address. If the information provided in the statement changes, the foreign person must so inform the person otherwise required to withhold U.S. tax within 30 days of such change. The statement generally must be provided in the year a payment occurs or in either of the two preceding years. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide a signed statement to the withholding agent. However, in that case, unless, in the case of payments made after December 31, 1998, the clearing organization or financial institution is a foreign entity that has entered into a withholding agreement with the IRS, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the Note. If such interest is not portfolio interest, then any payment of such interest will be subject to United States Federal withholding tax at a rate of 30%, unless reduced or eliminated pursuant to an applicable income tax treaty.

      Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person will be exempt from United States Federal income and withholding tax, provided that (i) the gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign individual is not present in the United States for 183 days or more in the taxable year or does not have a tax home in the United States.

      If the interest, gain or income on a Note held by a foreign person is effectively connected with the conduct of a trade or business in the United States by the foreign person, the holder generally will be subject to United States Federal income tax on the interest, gain or income at regular Federal income tax rates. If a holder provides a Form 4224 indicating that interest, gain or income is effectively connected with the conduct of a trade or business in the United States, the interest, gain or income will be exempt from the withholding tax previously discussed. In addition, if the foreign person is a foreign corporation, it may be subject to a branch profits tax equal to 30% of its "effectively connected earnings and profits" within the meaning of the Code for the taxable year, as adjusted for certain items, unless it qualifies for a lower rate under an applicable income tax treaty (as modified by the branch profits tax rules).

      Under recently issued Treasury Regulations that apply to payments made after December 31, 1998, current IRS Forms W-8 and 4224 will be replaced by a single form called Form W-8.

      Information Reporting and Backup Withholding. The Trust will be required to report annually to the IRS, and to each Noteholder of record, the amount of interest paid on the Notes (and the amount [of accrued OID, if any, and interest] withheld for Federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, individual retirement accounts, or nonresident aliens who provide certification as to their status as nonresidents). Accordingly, each holder (other than exempt holders who are not subject to the reporting requirements) will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct Federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a non-exempt Noteholder fail to provide the required certification, the Trust will be required to withhold 31% of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's Federal income tax liability.

Certain Federal Tax Consequences with Respect to the Certificates

      Tax Characterization of the Trust. The Affiliated Owner and the Servicer have agreed, and the other Certificateholders will agree by their purchase of Certificates, to treat the Trust as a partnership for purposes of Federal income tax, with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Certificateholders and the Notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust, the Certificates, the Notes, the Affiliated Owner, and the Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

      If the Trust were held to be taxable as a corporation for Federal income tax purposes, rather than a partnership, the Trust would be subject to a corporate level income tax. Any such corporate income tax could materially reduce or eliminate cash that would otherwise be distributable with respect to the Certificates (and Certificateholders could be liable for any such tax that is unpaid by the Trust). See also the discussion above under "--Certain Federal Tax Consequences with Respect to the Notes--Tax Characterization of the Notes and the Trust." However, in the opinion of Schulte Roth & Zabel LLP, the Trust will not be taxable as a corporation.

      Nonetheless, because of the lack of cases or rulings on similar transactions, a variety of alternative characterizations are possible in addition to the position to be taken by Certificateholders that the Certificates represent equity interests in a partnership. For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Trust or of the Seller. The remainder of this summary assumes that the Certificates represent equity interests in a partnership that owns the Contracts.

      Partnership Taxation. As a partnership, the Trust will not be subject to Federal income tax, but each Certificateholder will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the Trust. In certain instances, however, the Trust could have an obligation to make payments of withholding tax on behalf of a Certificateholder. See "--Backup Withholding" and "--Tax Consequences to Foreign Owners of Certificates." The Trust's income will consist primarily of interest accrued on the Contracts (including appropriate adjustments for market discount (as discussed below), and any original issue discount and bond premium), investment income from investments in the Collection Account, Note Distribution Account, Reserve Account and Certificate Distribution Account and any gain upon collection or disposition of the Contracts. The Trust's deductions will consist primarily of interest accruing with respect to the Notes, servicing and other fees and losses or deductions upon collection or disposition of the Contracts.

      The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and Related Documents). The Trust Agreement will provide that the Certificateholders will be allocated taxable income, if any, of the Trust for each interest accrual period equal to the sum of (i) the amount of any interest that accrues on the Certificates for such interest accrual period based on the Pass-Through Rate; (ii) an amount equivalent to any overdue interest on the Certificates that accrued during a prior interest accrual period (to the extent that no allocation of taxable income has previously been made for such amount under clause (i) or this clause (ii)); and (iii) any Trust income attributable to discount on the Contracts that corresponds to any excess of the principal amount of the Certificates over their initial issue price. All remaining taxable income of the Trust will be allocated to the Affiliated Owner. It is believed that this allocation will be valid under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificateholders. Moreover, under the foregoing method of allocation, holders may be allocated income greater than the amount of interest accruing on the Certificates based on the Pass-Through Rate or may be allocated income greater than the amount of cash distributed to them.

      An individual taxpayer may generally deduct miscellaneous itemized deductions (which do not include interest expenses) only to the extent they exceed two percent of the individual's adjusted gross income. Those limitations would apply to an individual Certificateholder's share of expenses of the Trust (including fees paid to the Servicer) and might result in such holder having net taxable income that exceeds the amount of cash actually distributed to such holder over the life of the Trust. In addition, Section 68 of the Code provides that the amount of certain itemized deductions otherwise allowable for the taxable year of an individual whose adjusted gross income exceeds an inflation-adjusted threshold amount specified in the Code ($121,200 for taxable years beginning in 1997, in the case of a joint return) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the specified threshold amount or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year.

      The Trust intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each of the Contracts, the Trust might be required to incur additional expense, but it is believed that there would not be a material adverse effect on Certificateholders.

      Market Discount. To the extent that the Contracts are purchased by the Trust for a price that is less than the aggregate stated redemption price at maturity of the Contracts, the Trust must account for "market discount" on the Contracts pursuant to Section 1276 of the Code. Any market discount will be accounted for each of the Contracts on an individual basis, and the Trust will make an election to calculate such market discount as it economically accrues. Any income resulting from the accrual of market discount will be allocated to the Certificateholders as described above.

      Original Issue Discount and Bond Premium. It is believed that the Contracts were not and will not be issued with original issue discount or at a premium, and, therefore, the Trust should not have original issue discount income or amortizable bond premium.

      Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of a Certificate in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificate sold. A Certificateholder's tax basis in a Certificate will generally equal his cost increased by his share of Trust income that is includable in his gross income and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificate and the amount realized on a sale of a Certificate would include the holder's share of the Notes and other liabilities of the Trust. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a pro rata portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

      Any gain on the sale of a Certificate attributable to the holder's share of unrecognized accrued market discount on the Contracts would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Trust does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid these special reporting requirements, the Trust will elect to include any such market discount in income as it accrues.

      If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed miscellaneous itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

      Allocations Between Transferor and Transferee. In general, the Trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificateholders in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect the tax liability and tax basis of the holder) attributable to periods before the actual purchase takes place.

      The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or is allowed only for transfers of less than all of the partner's interest), taxable income or losses of the Trust might be reallocated among the Certificateholders. The Affiliated Owner is authorized to revise the Trust's method of allocation between transferors and transferees to conform to a method permitted by any future authority.

      Section 754 Election. In the event that a Certificateholder sells a Certificate at a profit (or loss), the purchasing Certificateholder will have a higher (or lower) basis in the Certificate than the selling Certificateholder had. The tax basis of the Trust's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust files an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust will not make such an election. As a result, Certificateholders might be allocated a greater or lesser amount of Trust income than would be appropriate based on their own purchase price for Certificates.

      Administrative Matters. The Servicer, on behalf of the Trust, is required to keep or cause to be kept complete and accurate books of the Trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the taxable year of the Trust will be the calendar year. The Affiliated Owner will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust and will report to holders (and to the IRS) each Certificateholder's allocable share of items of Trust income and expense on Schedule K-1. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information returns filed by the Trust or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

      Under Section 6031 of the Code, any person that holds Certificates as a nominee on behalf of another person at any time during a calendar year is required to furnish the Trust with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and taxpayer identification number of such person, (y) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly-owned agency or instrumentality of either of the foregoing and (z) certain information concerning Certificates that were held, acquired or transferred on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act that holds Certificates as a nominee is not required to furnish any such information statement to the Trust. The information referred to above for any calendar year must be furnished to the Trust on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information described above and such nominees will be required to forward such information to the beneficial owners of the Certificates.

      The Affiliated Owner, as the "tax matters partner," will be responsible for representing the Certificateholders in any dispute with the IRS with respect to partnership items. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders, and, under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income and losses of the Trust.

      Backup Withholding. Distributions made on the Certificates and proceeds from the sale of the Certificates may be subject to a "backup" withholding tax of 31% if, in general, the Certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code.

      Tax Consequences to Foreign Owners of Certificates. As discussed below, an investment in a Certificate is not suitable for any non-U.S. person which is not eligible for a complete exemption from U.S. withholding tax on interest under a tax treaty with the United States. Accordingly, no interest in a Certificate should be acquired by or on behalf of any such non-U.S. person.

      No regulations, published rulings or judicial decisions exist that would discuss the characterization for Federal withholding tax purposes with respect to non-U.S. persons of a partnership with activities substantially the same as the Trust. However, it is not expected that the Trust would be considered to be engaged in a trade or business in the United States for purposes of Federal withholding taxes with respect to non-U.S. persons. If the Trust were considered to be engaged in a trade or business in the United States for such purposes, the income of the Trust allocable to a non-U.S. person would be subject to Federal withholding tax at a rate of 35% for persons taxable as a corporation and 39.6% for all other non-U.S. persons. Also, in such cases, a non-U.S. owner of a Certificate that is a corporation may be subject to the branch profits tax. If the Trust is notified that an owner of a Certificate is a foreign person, the Trust may withhold as if it were engaged in a trade or business in the United States in order to protect the Trust from possible adverse consequences of a failure to withhold. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust to change its withholding procedures.

      Each foreign owner of a Certificate might be required to file a U.S. individual or corporate income tax return (including in the case of a corporation, the branch profits tax) on its share of the Trust's income. Each foreign owner of a Certificate must obtain a taxpayer identification number from the IRS and submit that number to the withholding agent on Form W-8 in order to assure appropriate crediting of any taxes withheld. A foreign owner of a Certificate generally would be entitled to file with the IRS a claim for refund with respect to withheld taxes, taking the position that no taxes were due because the Trust was not engaged in a U.S. trade or business. However, interest payments made to (or accrued by) an owner of a Certificate who is a foreign person may be considered guaranteed payments to the extent such payments are determined without regard to the income of the Trust and for that reason or because of the nature of the Contracts, the interest will likely not be considered "portfolio interest." As a result, even if the Trust is not considered to be engaged in a U.S. trade or business, foreign owners of Certificates will likely be subject to United States Federal income tax which must be withheld at a rate of 30 percent on their share of the Trust's income (without reduction for interest expense), unless reduced or eliminated pursuant to an applicable income tax treaty. If the Trust is notified that an owner of a Certificate is a foreign person, the Trust may be required to withhold and pay over such tax, which can exceed the amounts otherwise available for distribution to such owner. A foreign owner would generally be entitled to file with the IRS a refund claim for such withheld taxes, taking the position that the interest was portfolio interest and therefore not subject to U.S. tax. However, the IRS may disagree and no assurance can be given as to the appropriate amount of tax liability. As a result, each potential foreign owner of a Certificate should consult its tax advisor as to whether the tax consequences of holding an interest in a Certificate make it an unsuitable investment. For additional information concerning proposed regulations which would modify the procedures that a beneficial owner of a Certificate must comply with to avoid United States withholding tax on payments to such owner, see the discussion above under "Certain Federal Tax Consequences with Respect to the Notes--Foreign Holders."

                         CERTAIN STATE TAX CONSEQUENCES

      The activities to be undertaken by the Servicer in servicing and collecting the Contracts will take place in Oklahoma. The State of Oklahoma imposes a state income tax on individuals, nonresident aliens (with respect to Oklahoma taxable income), corporations, certain foreign corporations, and trusts and estates with Oklahoma taxable income. No ruling on any of the issues discussed below will be sought from the Oklahoma Tax Commission.

      Because of the variation in each state's tax laws based in whole or in part upon income, it is impossible to predict tax consequences to holders of Notes and Certificates in all of the state taxing jurisdictions in which they are already subject to tax. Noteholders and Certificateholders are urged to consult their own tax advisors with respect to state tax consequences arising out of the purchase, ownership and disposition of Notes and Certificates.

Tax Consequences With Respect to the Notes

      Crowe & Dunlevy, P.C., Oklahoma Tax Counsel to the Seller ("Oklahoma Tax Counsel") will advise the Trust that, assuming the Notes will be treated as debt for federal income tax purposes, the Notes will be treated as debt for Oklahoma income tax purposes, and the Noteholders not otherwise subject to taxation in Oklahoma should not become subject to taxation in Oklahoma solely because of a holder's ownership of Notes. However, a Noteholder already subject to Oklahoma's income tax could be required to pay additional Oklahoma tax as a result of the holder's ownership or disposition of Notes.

Tax Consequences With Respect to the Certificates Issued by a Trust Treated as a Partnership

      Oklahoma Tax Counsel will deliver its opinion that if the arrangement created by the Trust Agreement is treated as a partnership (not taxable as a corporation) for federal income tax purposes, the same treatment should also apply for Oklahoma income tax purposes.

      Under current law, Certificateholders that are nonresidents of Oklahoma and are not otherwise subject to Oklahoma income tax should not be subject to Oklahoma income tax on the income from the Trust because it is unlikely that the Trust has established a nonunitary business or commercial situs in Oklahoma. In any event, classification of the arrangement as a "partnership" would not cause a Certificateholder not otherwise subject to taxation in Oklahoma to pay Oklahoma income tax on income beyond that derived from the Certificates.

                              ERISA CONSIDERATIONS

      Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code prohibit a pension, profit sharing or other employee benefit plan, as well as individual retirement accounts and certain types of Keogh Plans (each, a "Benefit Plan"), from engaging in certain transactions with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to such Benefit Plan. A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Code for such persons.

The Certificates

      An interest in the Certificates may not be acquired by (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section

4975(e)(1) of the Code, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity. Each Certificateholder must represent and warrant that it is not subject to the foregoing limitation.

The Notes

      The acquisition or holding of Notes by or on behalf of a Benefit Plan could be considered to give rise to a prohibited transaction if the Seller, the Trust or any of their respective affiliates is or becomes a party in interest or a disqualified person with respect to such Benefit Plan. Certain exemptions from the prohibited transaction rules could be applicable to the purchase and holding of Notes by a Benefit Plan depending on the type and circumstances of the plan fiduciary making the decision to acquire such Notes. Included among these exemptions are: Prohibited Transaction Class Exemption ("PTCE") 90-1, regarding investments by insurance company pooled separate accounts; PTCE 91-38 regarding investments by bank collective investment funds; PTCE 95-60 regarding investments by life insurance company general accounts; PTCE 96-23 regarding transactions effected by "in-house asset managers"; and PTCE 84-14, regarding transactions effected by "qualified professional asset managers." Any purchaser or holder of the Notes will be deemed to have represented by its purchase and holding thereof that it either (a) is not a Benefit Plan and is not purchasing such Notes on behalf of or with plan assets of any Benefit Plan or (b) is eligible for the exemptive relief available under PTCE 96-23, 95-60, 91-38, 90-1 or 84-14 with respect to such purchase or holding.

      A plan fiduciary considering the purchase of the Notes should consult its tax and/or legal advisors regarding whether the assets of the Trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

                              PLAN OF DISTRIBUTION

      Subject  to the  terms  and  conditions  set  forth  in  the  Underwriting
Agreement (the "Underwriting Agreement") among CITSF, the Company and [underwriters] (the "Underwriters"), the Company has agreed to sell to the Underwriters, and the Underwriters have severally agreed to purchase, the respective principal amount of the Certificates and the Notes offered hereby, as set forth opposite their respective names below:

                                Class A-1 Notes

                                                             Principal Amount
                                                             ----------------

                   ___________.............................      $
                   ___________.............................      $
                   ___________.............................      $
                                                                  --------
                          Total............................      $
                                                                  ========

                                Class A-2 Notes

                                                             Principal Amount
                                                             ----------------

                   ___________.............................      $
                   ___________.............................      $
                   ___________.............................      $
                                                                  --------
                          Total............................      $
                                                                  ========

                                Class A-3 Notes

                                                             Principal Amount
                                                             ----------------

                   ___________.............................      $
                   ___________.............................      $
                   ___________.............................      $
                                                                  --------
                          Total............................      $
                                                                  ========

                                Class A-4 Notes

                                                             Principal Amount
                                                             ----------------

                   ___________.............................      $
                   ___________.............................      $
                   ___________.............................      $
                                                                  --------
                          Total............................      $
                                                                  ========

                                Class A-5 Notes

                                                             Principal Amount
                                                             ----------------

                   ___________.............................      $
                   ___________.............................      $
                   ___________.............................      $
                                                                  --------
                          Total............................      $
                                                                  ========

                                Class A-6 Notes

                                                             Principal Amount
                                                             ----------------

                   ___________.............................      $
                   ___________.............................      $
                   ___________.............................      $
                                                                  --------
                          Total............................      $
                                                                  ========

                                Class A-7 Notes

                                                             Principal Amount
                                                             ----------------

                   ___________.............................      $
                   ___________.............................      $
                   ___________.............................      $
                                                                  --------
                          Total............................      $
                                                                  ========

                                 Class B Notes

                                                             Principal Amount
                                                             ----------------

                   ___________.............................      $
                   ___________.............................      $
                   ___________.............................      $
                                                                  --------
                          Total............................      $
                                                                  ========

                                  Certificates

                                                             Principal Amount
                                                             ----------------

                   ___________.............................      $
                   ___________.............................      $
                   ___________.............................      $
                                                                  --------
                          Total............................      $
                                                                  ========

      The Underwriting Agreement provides that the obligation of the Underwriters to pay for and accept delivery of the Certificates or Notes is subject to the approval of certain legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Certificates and Notes if any are taken.

      The Underwriters have advised the Company that they propose to offer the Certificates and Notes directly to the public at the public offering price set forth on the cover page hereof and to certain dealers at a price that represents a concession not in excess of ___% of the principal balance of the Certificates and not in excess of ____% of the principal amount of the Class A-1 Notes, ___% of the principal amount of the Class A-2 Notes, ____% of the principal amount of the Class A-3 Notes, ____% of the principal amount of the Class A-4 Notes, ____% of the principal amount of the Class A-5 Notes, ____% of the principal amount of the Class A-6 Notes, ____% of the principal amount of the Class A-7 Notes and ____% of the principal amount of the Class B Notes. The Underwriters may allow, and such dealers may reallow, a concession not in excess of ____% of the principal balance of the Certificates and not in excess of ___% of the principal amount of the Class A-1 Notes, ____% of the principal amount of the Class A-2 Notes, ____% of the principal amount of the Class A-3 Notes, ____% of the principal amount of the Class A-4 Notes, ____% of the principal amount of the Class A-5 Notes, ____% of the principal amount of the Class A-6 Notes, ____% of the principal amount of the Class A-7 Notes and ____% of the principal amount of the Class B Notes to certain other dealers. After the initial public offering, the public offering price and concessions and discounts to dealers may be changed by the Underwriters.

      CITSF has agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act or to contribute to payments which the Underwriters may be required to make in respect thereof.

      The Trust may, from time to time, invest the funds of the Trust in Eligible Investments acquired from the Underwriters.

      The closing of the sale of the Notes is conditioned on the closing of the sale of the Certificates, and the closing of the sale of the Certificates is conditioned on the closing of the sale of the Notes.

                                    RATINGS

         It is a condition to the issuance of the Class A Notes that the Class A-1 Notes be rated "A-1+" by Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P") and "P-1" by Moody's Investors Service, Inc. ("Moody's") (each, a "Rating Agency") and that the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes and the Class A-7 Notes be rated "AAA" by S&P and "Aaa" by Moody's . It is a condition to the issuance of the Class B Notes that the Class B Notes be rated at least "A" by S&P and "A2" by Moody's. It is a condition to the issuance of the Certificates that the Certificates be rated at least "BBB" by S&P and "Baa2" by Moody's. The ratings of the Class A Notes will be based primarily on the Contracts, the Reserve Account, and the terms of the Securities, including the subordination provided by the Class B Notes and the Certificates. The ratings of the Class B Notes will be based primarily on the Contracts, the Reserve Account and the terms of the Securities, including the subordination provided by the Certificates. The ratings of the Certificates will be based primarily on the Contracts and the Reserve Account. The ratings of the Securities should be evaluated independently from similar ratings on other types of securities. The ratings do not address the possibility that Securityholders may suffer a lower than anticipated yield. The ratings do not address the likelihood that the Securities will be retired following the sale of the Contracts by the Trustee as described above under "Auction Sale" or "Optional Purchase of the Contracts."

      There can be no assurance that any rating will remain in effect for any given period of time or that a rating will not be lowered or withdrawn by the assigning Rating Agency if, in its judgment, circumstances so warrant. In the event that the rating initially assigned to any of the Securities is subsequently lowered or withdrawn for any reason, no person or entity will be obligated to provide any additional credit enhancement with respect to such Securities. There can be no assurance whether any other rating agency will rate any of the Securities, or if one does, what rating would be assigned by any such other rating agency. A security rating is not a recommendation to buy, sell or hold securities.

                                 LEGAL MATTERS

      Certain legal matters will be passed upon for the Company by Schulte Roth & Zabel LLP, New York, New York, for the Trust by ____________________, ____________________, and for the Underwriters by ____________________,
____________________. The material federal income tax consequences of the Securities will be passed upon for the Company by Schulte Roth & Zabel LLP. The material Oklahoma state income tax consequences of the Securities will be passed upon for the Company by Crowe & Dunlevy, P.C. Certain legal matters will be passed upon for CITSF by its Senior Vice President and General Counsel, Norman
H. Rosen, Esq.

                                     ANNEX I

                        GLOBAL CLEARANCE, SETTLEMENT AND
                          TAX DOCUMENTATION PROCEDURES

      Except in certain limited circumstances, the globally offered Notes of CIT Marine Trust ____-_ (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of DTC, Cedel or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

      Secondary market trading between investors holding Global Securities through Cedel and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

      Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

      Secondary cross-market trading between Cedel or Euroclear and DTC Participants holding Notes will be effected on a delivery-against payment basis through the respective Depositories of Cedel and Euroclear (in such capacity) and as DTC Participants.

      Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their Participants.

Initial Settlement

      All Global Securities will be held in book-entry form by DTC in the name of Cede as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Cedel and Euroclear will hold positions on behalf of their Participants through their respective Depositories, which in turn will hold such positions in accounts as DTC Participants.

      Investors electing to hold their Global Securities through DTC will follow the settlement practices specified by the Underwriters. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

      Investors electing to hold their Global Securities through Cedel or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global securities and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

      Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to insure that settlement can be made on the desired value date.

      Trading between DTC Participants. Secondary market trading between DTC Participants will be settled in same-day funds.

      Trading between Cedel and/or Euroclear Participants. Secondary market trading between Cedel Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

      Trading between DTC Seller and Cedel or Euroclear Purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Cedel Participant or a Euroclear Participant, the purchaser will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. Cedel or Euroclear will instruct the respective Depository, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depository of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Cedel Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Cedel or Euroclear cash debt will be valued instead as of the actual settlement date.

      Cedel Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedel or Euroclear. Under this approach, they may take on credit exposure to Cedel or Euroclear until the Global Securities are credited to their accounts one day later.

      As an alternative, if Cedel or Euroclear has extended a line of credit to them, Cedel Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Cedel Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Cedel Participant's or Euroclear Participant's particular cost of funds.

      Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depository for the benefit of Cedel Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

      Trading between Cedel or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Cedel Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depository, to a DTC Participant. The seller will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. In these cases Cedel or Euroclear will instruct the respective Depository, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Cedel Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New
York). Should the Cedel Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

      Finally, day traders that use Cedel or Euroclear and that purchase Global Securities from DTC Participants for delivery to Cedel Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

            (i) borrowing through Cedel or Euroclear for one day (until the purchase side of the day trade is reflected in their Cedel or Euroclear accounts) in accordance with the clearing system's customary procedures;

            (ii) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Cedel or Euroclear account in order to settle the sale side of the trade; or

            (iii) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Cedel Participant or Euroclear Participant.

Certain U.S. Federal Withholding Taxes and Documentation Requirements

      A beneficial owner of Global Securities through Cedel or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customer's securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and
(ii) such beneficial owners take one of the following steps to obtain an exemption or reduced tax rate:

      Exemption for non-U.S. Persons (Form W-8). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

      Exemption for non-U.S.  Persons with  effectively  connected  income (Form
4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

      Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons that are beneficial owners of Global Securities residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Noteholder or his agent.

      Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

      U.S. Federal Income Tax Reporting Procedure. The holder of a Global Securities or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

      Treasury regulations issued on October 14, 1997, which will be applicable to payments made after December 31, 1998 (with certain transition rules), provide for the unification and simplification of certain current certification procedures. Under these regulations, a new Form W-8 will replace current Forms W-8, 1001 and 4224. Further, pursuant to the new regulations, while a beneficial owner will still be required to submit a Form W-8 to a "qualified intermediary" through which it holds a Global Security, such qualified intermediary (i.e., a foreign clearing organization or financial institution that enters into a withholding agreement with the IRS) generally will not be required to forward the Form W-8 to the withholding agent. Investors are urged to consult their own tax advisors with respect to the application of these new regulations.

      The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate or trust the income of which is includable in gross income for United States tax purposes, regardless of its source. This summary of documentation requirements does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

                            INDEX OF PRINCIPAL TERMS

ABS...........................................................................36
ABS Table.....................................................................36
Affiliated Owner..............................................................51
Auction Sale..................................................................60
Available Amount...........................................................9, 56
Available Reserve Amount..................................................19, 53
Bankruptcy Code...............................................................24
Benefit Plan..................................................................67
Business Day...............................................................9, 46
Cedel...................................................................1, 6, 26
Certificate Balance.......................................................16, 41
Certificate Final Scheduled Distribution Date..............................8, 52
Certificate Pool Factor.......................................................41
Certificateholders' Distribution Amount.......................................56
Certificateholders' Interest Carryover Shortfall..............................56
Certificateholders' Interest Distribution Amount..............................57
Certificateholders' Monthly Interest Amount...................................57
Certificateholders' Monthly Principal Amount..................................57
Certificateholders' Principal Carryover Shortfall.............................57
Certificateholders' Principal Distribution Amount.............................57
Certificates............................................................1, 6, 50
CIT........................................................................5, 24
CITCF-NY...................................................................7, 24
CITSF......................................................................5, 24
Class A Noteholders' Interest Carryover Shortfall.............................57
Class A Noteholders' Interest Distribution Amount.............................57
Class A Noteholders' Monthly Interest Amount..................................57
Class A Noteholders' Monthly Principal Amount.................................58
Class A Noteholders' Principal Carryover Shortfall............................58
Class A Noteholders' Principal Distribution Amount........................14, 58
Class A Notes...........................................................1, 5, 46
Class A-1 Interest Rate...................................................10, 47
Class A-1 Note Final Scheduled Distribution Date...........................9, 48
Class A-1 Notes.........................................................1, 5, 46
Class A-2 Interest Rate...................................................10, 47
Class A-2 Note Final Scheduled Distribution Date...........................9, 48
Class A-2 Notes.........................................................1, 5, 46
Class A-3 Final Scheduled Distribution Date...................................48
Class A-3 Interest Rate...................................................10, 47
Class A-3 Note Final Scheduled Distribution Date...............................9
Class A-3 Notes.........................................................1, 5, 46
Class A-4 Final Scheduled Distribution Date...................................48
Class A-4 Interest Rate...................................................10, 47
Class A-4 Note Final Scheduled Distribution Date...............................9
Class A-4 Notes.........................................................1, 5, 46
Class A-5 Final Scheduled Distribution Date...................................49
Class A-5 Interest Rate...................................................10, 47
Class A-5 Note Final Scheduled Distribution Date...............................9
Class A-5 Notes.........................................................1, 5, 46
Class A-6 Final Scheduled Distribution Date...................................49
Class A-6 Interest Rate...................................................10, 47
Class A-6 Note Final Scheduled Distribution Date...............................9
Class A-6 Notes.........................................................1, 5, 46
Class A-7 Final Scheduled Distribution Date...................................49
Class A-7 Interest Rate...................................................10, 47

Class A-7 Note Final Scheduled Distribution Date...............................9
Class A-7 Notes.........................................................1, 5, 46
Class B Final Scheduled Distribution Date.....................................49
Class B Interest Rate.....................................................10, 47
Class B Note Final Scheduled Distribution Date.................................9
Class B Noteholders' Interest Carryover Shortfall.............................58
Class B Noteholders' Interest Distribution Amount.............................58
Class B Noteholders' Monthly Interest Amount..................................58
Class B Noteholders' Monthly Principal Amount.................................58
Class B Noteholders' Principal Carryover Shortfall............................58
Class B Noteholders' Principal Distribution Amount........................14, 58
Class B Notes...........................................................1, 5, 46
Closing Date...................................................................7
Code..........................................................................23
Commission....................................................................46
Company.................................................................1, 5, 24
Contract Files................................................................28
Contract Pool.................................................................29
Contract Rate.................................................................30
Contracts...................................................................3, 7
Cross-Over Date...............................................................16
Cut-off Date................................................................3, 7
Dealers........................................................................7
Definitive Certificates....................................................7, 51
Deposit Date..................................................................27
Depository....................................................................26
Determination Date.............................................................9
Distribution Date.......................................................3, 8, 46
DTC........................................................................1, 26
Due Period.....................................................................9
ERISA.....................................................................23, 67
Euroclear...................................................................2, 6
Excess Collections........................................................19, 53
Financed Boats..............................................................3, 7
Global Securities.............................................................71
Indenture..................................................................6, 46
Indenture Trustee.......................................................1, 5, 46
Initial Pool Balance......................................................21, 52
Interest Accrual Period...................................................10, 47
Interest Rate..................................................................3
Interest Rates............................................................10, 47
Issuer..................................................................1, 5, 28
Liquidated Contract...........................................................56
Liquidation Expenses..........................................................56
Monthly Advance...........................................................20, 59
Moody's...................................................................22, 69
Net Liquidation Proceeds......................................................56
Net Losses....................................................................45
Note Owner................................................................26, 46
Note Owners....................................................................6
Note Pool Factor..............................................................41
Noteholders' Distribution Amount..............................................57
Notes...................................................................1, 5, 46
Obligor........................................................................8
OID...........................................................................61
Oklahoma Tax Counsel..........................................................66
Optional Purchase.............................................................60
Original Certificate Balance...............................................6, 28

Owner Trustee...........................................................1, 5, 28
Paid-Ahead Period.............................................................35
Paid-Ahead Simple Interest Contract...........................................35
Pass-Through Rate......................................................3, 16, 51
Payment Shortfall.............................................................21
Pool Balance..................................................................34
Principal Distribution Amount.............................................13, 55
Principal Prepayment..........................................................56
Prospectus.....................................................................4
PTCE..........................................................................67
Purchase Agreement.........................................................8, 29
Purchase Price................................................................56
Rating Agency.............................................................22, 69
Record Date....................................................................8
Repurchase Event...............................................................7
Repurchased Contract...........................................................7
Reserve Account...........................................................18, 53
S&P...................................................................22, 26, 69
Sale and Servicing Agreement............................................3, 7, 29
Securities..............................................................1, 5, 46
Seller.........................................................................1
Servicer.......................................................................5
Servicer Payment..............................................................11
Servicing Fee.............................................................21, 60
Servicing Fee Rate........................................................21, 60
Simple Interest Contract......................................................30
Specified Reserve Amount......................................................19
Stated Principal Balance......................................................56
Trust...................................................................1, 5, 28
Trust Agreement........................................................5, 28, 50
Trustees.......................................................................5
Underwriters..................................................................67
Underwriting Agreement........................................................67

INFORMATION   CONTAINED  HEREIN  IS  SUBJECT  TO  COMPLETION  OR  AMENDMENT.   A
REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                   SUBJECT TO COMPLETION: DATED _______, 1997

                                CIT MARINE TRUSTS

                               ASSET-BACKED NOTES

                            ASSET-BACKED CERTIFICATES

               THE CIT GROUP SECURITIZATION CORPORATION II, SELLER

                  THE CIT GROUP/SALES FINANCING, INC., SERVICER

     The Asset-Backed Certificates (the "Certificates") and the Asset-Backed Notes (the "Notes" and, collectively with the Certificates, the "Securities") described herein may be sold from time to time in one or more series, in amounts, at prices and on the terms to be determined at the time of sale and to be set forth in a supplement to this Prospectus (a "Prospectus Supplement"). Each series of Securities will include either (i) one or more classes of Certificates, (ii) one or more classes of Notes or (iii) one or more classes of Certificates and one or more classes of Notes, as set forth in the related Prospectus Supplement.

     Each series of Securities will be issued by a trust (a "Trust") to be formed with respect to such series by The CIT Group Securitization Corporation II (the "Company" or the "Seller").

     The assets of each Trust will primarily include a pool of marine installment sale contracts and direct loans (the "Initial Contracts") secured by the new and used boats, boat motors and boat trailers financed thereby (the "Initial Financed Boats"), certain monies received under the Initial Contracts on and after the Initial Cut-off Date specified in the related Prospectus Supplement (the "Initial Cut-off Date"), an assignment of the security interests in the Initial Financed Boats, the proceeds from claims under certain insurance policies in respect of individual Initial Financed Boats or the related Obligors and certain other property, as more fully described herein and in the related Prospectus Supplement. In addition, if so specified in the related Prospectus Supplement, the assets of each Trust will include specified credit or cash flow enhancement and monies on deposit in one or more trust accounts, which may include a Pre-Funding Account which would be used to purchase from time to time additional marine installment sale contracts and direct loans (the "Subsequent Contracts" and, together with the Initial Contracts, the "Contracts") secured by the new and used boats, boat motors and boat trailers financed thereby (the "Subsequent Financed Boats" and, together with the Initial Financed Boats, the "Financed Boats"), certain monies received under the Subsequent Contracts on and after the related subsequent cut-off dates (each, a "Subsequent Cut-off Date"), an assignment of the security interests in the Subsequent Financed Boats and proceeds from claims under certain insurance policies in respect of individual Subsequent Financed Boats or the related Obligors, to the extent specified in the related Prospectus Supplement.

                                                   (Continued on following page)

     A DISCUSSION OF CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE PURCHASERS OF THE SECURITIES OFFERED HEREBY CAN BE FOUND ON PAGE 23 HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT.

     THE SECURITIES WILL REPRESENT INTERESTS IN OR OBLIGATIONS OF A TRUST AND WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE CIT GROUP SECURITIZATION CORPORATION II, THE CIT GROUP/SALES FINANCING, INC., THE CIT GROUP, INC. OR ANY OF THEIR RESPECTIVE

AFFILIATES (EXCEPT TO THE LIMITED EXTENT, IF ANY, DESCRIBED HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT).

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of securities offered hereby unless accompanied by a Prospectus Supplement.

                  The date of this Prospectus is _______, 1997.

     (continued from preceding page)

     Each Trust will be formed pursuant to either (i) a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") to be entered into among the Seller, The CIT Group/Sales Financing, Inc. (the "Servicer") and the trustee specified in the related Prospectus Supplement (the "Trustee") or (ii) a Trust Agreement (the "Trust Agreement") to be entered into among the Seller, the trustee specified in the related Prospectus Supplement (the "Owner Trustee") and certain other parties as specified in the related Prospectus Supplement. If the Trust is formed pursuant to a Trust Agreement, a Sale and Servicing Agreement (the "Sale and Servicing Agreement") will be entered into among the Seller, the Servicer and such Owner Trustee. The Trustee or Owner Trustee for any Trust will be referred to in this Prospectus as the "Owner Trustee." The Notes, if any, of a series of Securities will be issued and secured pursuant to an Indenture (the "Indenture") between the Trust and the indenture trustee specified in the related Prospectus Supplement (the "Indenture Trustee"). The Certificates, if any, of a series of Securities will represent fractional undivided interests in the related Trust and/or the residual interest in the Trust.

     Except as otherwise provided in the related Prospectus Supplement, each class of Securities of any series will represent the right to receive a specified amount of payments of principal and interest on the related Contracts, in the amounts, at the rates, on the dates and in the manner described herein and in the related Prospectus Supplement. The right of each class of Securities to receive payments may be senior or subordinate to the rights of one or more of the other classes of such series. A series may include two or more classes of Certificates or Notes which differ as to the timing and priority of payment, interest rate or amount of distributions in respect of principal or interest or both. A series may include one or more classes of Certificates or Notes entitled to distributions in respect of principal, with disproportionate, nominal or no interest distributions, or to distributions of interest, with disproportionate, nominal or no distributions in respect of principal. Distributions on Certificates of any series will be subordinated in priority to payments due on the related Notes, if any, to the extent described herein and in the related Prospectus Supplement.

     The rate of distributions in respect of principal on the Securities of any class will depend on the priority of payment of such class and the rate and timing of payments (including prepayments, liquidations and repurchases of Contracts) on the related Contracts.

     If specified in the related Prospectus Supplement, a financial guaranty insurance policy, letter of credit, surety bond, limited guarantee by The CIT Group, Inc. ("CIT"), reserve fund, or other form of credit enhancement, or any combination thereof, may be provided with respect to a Trust or any class of Securities.

     Unless otherwise provided in the related Prospectus Supplement, the Certificates, if any, and the Notes, if any, of any series initially will be represented by certificates and notes registered in the name of Cede & Co. ("Cede"), the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Securities will be represented by book entries on the records of the participating members of DTC and, in the case of the Notes, Cedel Bank, societe anonyme ("Cedel") and the Euroclear System ("Euroclear"). Definitive Securities will be available only under limited circumstances to the extent described herein and in the related Prospectus Supplement.

     There currently is no secondary market for the Securities and there is no assurance that one will develop. The Underwriters expect, but are not obligated, to make a market in the Securities. There is no assurance that any such market will develop or, if one does develop, that it will continue or provide sufficient liquidity.

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICES OF THE SECURITIES AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                             AVAILABLE INFORMATION

     The Company has filed with the Securities and Exchange Commission (the "Commission") on behalf of each Trust a Registration Statement (together with all amendments and exhibits thereto, the "Registration Statement"), of which this Prospectus is a part, under the Securities Act of 1933, as amended, with respect to the Securities offered pursuant to this Prospectus. This Prospectus does not contain all of the information set forth in the Registration Statement, certain parts of which have been omitted in accordance with the rules and regulations of the Commission. For further information, reference is made to the Registration Statement, including exhibits filed as part thereof, which is available for inspection without charge at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and the regional offices of the Commission at Suite 1400 Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661, and Seven World Trade Center, New York, New York 10048. Copies of such information can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Both registrants also file electronically. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of the Commission's Web site is http://www.sec.gov. Statements made in this Prospectus as to the contents of any contract, agreement or other document filed as an exhibit to the Registration Statement, while complete in all material respects, do not necessarily describe all terms or provisions of such contract, agreement or other document. For a complete description, reference is made to each such contract, agreement or other document filed as an exhibit to the Registration Statement. The Servicer, on behalf of each Trust, will also file or cause to be filed with the Commission such periodic reports as are required under The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder. However, in accordance with the Exchange Act and the rules and regulations of the Commission thereunder, the Company expects that each Trust's obligation to file such reports will be terminated following the end of the year in which such Trust is formed. Such reports and other information filed on behalf of each Trust will be available for inspection as set forth above.

                           REPORTS TO SECURITYHOLDERS

     Unless otherwise provided in the related Prospectus Supplement, unless and until Definitive Securities are issued, monthly and annual unaudited reports containing information concerning each Trust will be prepared by the Servicer and sent on behalf of each Trust only to the Owner Trustee for the Certificateholders, the Indenture Trustee for the Noteholders and Cede, as nominee of DTC and registered holder of the Notes and the Certificates.
Securityholders may elect to hold their securities through any of DTC (in the United States) and, in the case of Noteholders, Cedel or Euroclear (in Europe). DTC will forward such reports to Participants, Indirect Participants, Cedel Participants and Euroclear Participants. See "Certain Information Regarding the Securities--Book-Entry Registration" and "--Statements to Securityholders." Certificateholders and Noteholders are collectively referred to herein as the "Securityholders." Certificate Owners or Note Owners may receive such reports, upon written request, together with a certification that they are Certificate Owners or Note Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Owner Trustee, with respect to Certificate Owners, or the Indenture Trustee, with respect to Note Owners, at the addresses specified in the related Prospectus Supplement. Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. Neither the Seller, the Servicer nor CIT intends to send any of its financial statements to Securityholders.

                       DOCUMENTS INCORPORATED BY REFERENCE

     The following documents filed with the Commission by CIT are incorporated by reference in this Prospectus:

          (a) CIT's Annual Report on Form 10-K for the year ended December 31, 1996 together with the report of KPMG Peat Marwick LLP, independent certified public accountants;

          (b) CIT's Quarterly Report on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997;

          (c) CIT's Current Reports on Form 8-K dated January 23, 1997 (as amended by a Form 8-K/A dated February 14, 1997), February 13, 1997, April 17, 1997, July 14, 1997, July 17, 1997, July 23, 1997, September 26, 1997,
     October 14, 1997 and November 12, 1997; and

          (d) CIT's Amendment No. 2 to the Registration Statement on Form S-2 (333-36435) filed on November 12, 1997.

     All documents filed by CIT pursuant to Sections 13(a) and (c), 14, or 15(d) of the Exchange Act after the date hereof and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement.

     Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Prospectus.

     CIT WILL PROVIDE WITHOUT CHARGE TO EACH PERSON TO WHOM THIS PROSPECTUS IS DELIVERED, UPON REQUEST, A COPY OF ANY OR ALL OF THE FOREGOING DOCUMENTS DESCRIBED ABOVE WHICH HAVE BEEN OR MAY BE INCORPORATED BY REFERENCE IN THIS PROSPECTUS OTHER THAN EXHIBITS TO SUCH DOCUMENTS (UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE INTO SUCH DOCUMENTS). SUCH REQUEST SHOULD BE DIRECTED TO:

                                                 CORPORATE SECRETARY
                                                 THE CIT GROUP, INC.
                                                 1211 AVENUE OF THE AMERICAS
                                                 NEW YORK, NEW YORK 10036
                                                 (212) 536-1950

                                     SUMMARY

     This Summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to the Securities contained in the related Prospectus Supplement to be prepared and delivered in connection with the offering of each series of Securities. Certain capitalized terms used in the Summary are defined elsewhere in this Prospectus and in the related Prospectus Supplement. Reference is made to the "Index of Principal Terms" for the location herein of defined terms.

--------------------------------------------------------------------------------

Issuer..........................   With respect to each series of Securities,  a
                                   trust (the "Trust" or the "Issuer"),  will be
                                   formed  by the  Seller  pursuant  to either a
                                   Pooling  and  Servicing  Agreement  among the
                                   Seller,   the   Servicer   and  the   trustee
                                   specified    in   the   related    Prospectus
                                   Supplement, or a Trust Agreement among the Seller, the owner trustee specified in the related Prospectus Supplement and certain other parties as specified in the related
                                   Prospectus Supplement.

Seller..........................   The CIT Group  Securitization  Corporation II
                                   (the   "Company"   or   the   "Seller"),    a
                                   wholly-owned,  limited purpose  subsidiary of
                                   The CIT Group,  Inc.  ("CIT").  If and to the
                                   extent  specified  in the related  Prospectus
                                   Supplement,  a trust of which the  Company is
                                   the depositor (a "Selling Trust") may also be
                                   a  "Seller."  Except  if and  to  the  extent
                                   specified    in   the   related    Prospectus
                                   Supplement,   neither  CIT  nor  any  of  its
                                   affiliates,  including  the Company,  The CIT
                                   Group/Sales Financing, Inc. ("CITSF") and any
                                   Selling Trust, has guaranteed,  insured or is
                                   otherwise   obligated  with  respect  to  the
                                   Securities.    See   "Risk   Factors--Limited
                                   Obligations."

Servicer........................   The CIT Group/Sales Financing,  Inc. (in such
                                   capacity    referred   to   herein   as   the
                                   "Servicer"),  a  wholly-owned  subsidiary  of
                                   CIT. The Servicer will be responsible for managing, administering, servicing and making collections on the Contracts held by each Trust.

Owner Trustee...................   The   Trustee   pursuant  to  a  Pooling  and
                                   Servicing  Agreement  or  the  Owner  Trustee
                                   pursuant to a Trust  Agreement,  in each case
                                   as  specified   in  the  related   Prospectus
                                   Supplement.  The Trustee or Owner Trustee for
                                   any  Trust  will  be   referred  to  in  this
                                   Prospectus  as the "Owner  Trustee." See "The
                                   Trusts--The Trustee(s)."

Indenture Trustee...............   With  respect  to any  series  of  Securities
                                   including  one or more classes of Notes,  the
                                   Indenture  Trustee  specified  in the related
                                   Prospectus    Supplement    (the   "Indenture
                                   Trustee").   The   Owner   Trustee   and  the
                                   Indenture Trustee for a series are referred to herein collectively as the "Trustees."

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Risk Factors...................    Certain    potential    risks    and    other
                                   considerations are particularly relevant to a decision to invest in any securities sold hereunder. See "Risk Factors."

The Certificates................   Each series of Asset-Backed Certificates (the
                                   "Certificates")  will be issued  pursuant  to
                                   the related Trust Documents. The Certificates
                                   will represent fractional undivided interests
                                   in the  related  Trust  and/or  the  residual
                                   interest in the related Trust,  and will have
                                   the  Original  Certificate  Balance,  if any,
                                   specified    in   the   related    Prospectus
                                   Supplement.   If  specified  in  the  related
                                   Prospectus Supplement,  the Company or one of
                                   its affiliates will own the entire beneficial
                                   interest    in   the    Trust.    See    "The
                                   Certificates--General."

                                   Payments in respect of the Certificates will be subordinated to payments on the Notes of the same series to the extent described in the related Prospectus Supplement. See "The Certificates--General."

                                   The Certificates will be issued in the minimum denominations and integral multiples in excess thereof specified in the related Prospectus Supplement; provided, however, that one Certificate of each series may be issued in a denomination other than such integral multiple such that the applicable Affiliated Owner, if any, specified in the related Prospectus Supplement (the "Affiliated Owner") may be issued at least the portion of the Original Certificate Balance specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Certificates will be issued in book-entry form only. Unless otherwise specified in the related Prospectus Supplement, persons ("Certificate Owners") acquiring beneficial interests in the Certificates will hold their interests through The Depository Trust Company ("DTC"). Definitive Certificates will be issued only under the limited circumstances  described  herein  or  in  the
                                   related Prospectus Supplement. Unless and until Certificates of a class are issued in definitive form, all references herein to distributions, notices, reports and statements to and to actions by and effects upon the related Certificateholders will refer to the same actions and effects with respect to DTC or Cede & Co. ("Cede"), as the case may be, for the benefit of the related Certificate Owners in accordance with the DTC procedures. See "Certain Information Regarding the Securities--Book-Entry
                                   Registration" and "--Definitive Securities."

                                   Unless  otherwise  specified  in the  related
                                   Prospectus   Supplement,    each   class   of
                                   Certificates  will have a stated

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                                       7
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                                   Certificate   Balance   (as  defined  in  the
                                   related   Prospectus   Supplement)  and  will
                                   accrue interest on such Certificate Balance at a specified rate (with respect to each
                                   class  of  Certificates,   the  "Pass-Through
                                   Rate"). Each class of Certificates may have a different Pass-Through Rate, which may be a fixed, variable or adjustable Pass-Through Rate, or any combination of the foregoing.
                                   The  related   Prospectus   Supplement   will
                                   specify the Pass-Through Rate for each class of Certificates, or the initial Pass-Through
                                   Rate   and   the   method   for   determining
                                   subsequent changes to the Pass-Through Rate.

                                   A series may include two or more classes of Certificates which differ as to timing of distributions, sequential order, priority of payment, seniority, allocation of losses, Pass-Through Rate or amount of distributions in respect of principal or interest, or as to which distributions in respect of principal or interest on any class may or may not be made upon the occurrence of specified events or on the basis of collections from designated portions of the Contract Pool. In addition, a series may include one or more classes of Certificates ("Stripped Certificates") entitled to (i) distributions in respect of principal with disproportionate, nominal or no interest distributions, or (ii) interest distributions, with disproportionate, nominal or no distributions in respect of principal.

                                   If CITSF exercises its option to purchase the Contracts of a Trust or if the Contracts are sold by the Indenture Trustee (or, if the series did not include Notes or the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, the Owner Trustee) on the terms and conditions described under "The Purchase
                                   Agreements        and        the        Trust
                                   Documents--Termination,"  Certificate  Owners
                                   may  receive  an  amount  in  respect  of the
                                   Certificates as specified in the related Prospectus Supplement. In addition, if the related Prospectus Supplement provides that the property of a Trust will include a Pre-Funding Account (as such term is defined in the related Prospectus Supplement, the "Pre-Funding Account"), Certificate Owners may receive a distribution in respect of principal on or immediately following the end of the funding period specified in the related Prospectus Supplement (the "Funding Period") in an amount and manner specified in the related Prospectus Supplement.

The Notes.......................   Each  series  of   Asset-Backed   Notes  (the
                                   "Notes" and,  together with the Certificates,
                                   the "Securities") will represent  obligations
                                   of a Trust  secured  by assets of such  Trust
                                   (other than the  accounts  or other  property
                                   specified    in   the   related    Prospectus
                                   Supplement). See

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                                       8
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                                   "The Notes--General."

                                   The  Notes  will  be  issued  pursuant  to an
                                   Indenture between the Issuer and the Indenture Trustee (the "Indenture"). See "The Notes--General."

                                   The Notes will be issued in the minimum denominations and integral multiples in excess thereof specified in the related Prospectus Supplement; provided, however, that one Note of each class of each series may be issued in a denomination other than such integral multiple. Unless otherwise specified in the related Prospectus
                                   Supplement, the Notes will be issued in book-entry form only. Unless otherwise specified in the related Prospectus Supplement, persons ("Note Owners") acquiring beneficial interests in the Notes will hold their interests through DTC in the United States or Cedel Bank, societe anonyme ("Cedel") or the Euroclear System ("Euroclear") in Europe, and Definitive Notes will be issued only under the limited circumstances described herein or in the related Prospectus Supplement. Unless and until Notes of a class are issued in definitive form, all references herein to distributions, notices, reports and statements to and to actions by and effects upon the related Noteholders will refer to the same actions and effects with respect to DTC or Cede, as the case may be, for the benefit of the related Note Owners in accordance with the DTC procedures. See "Certain Information Regarding the Securities--Book-Entry Registration" and
                                   "--Definitive Securities."

                                   Unless otherwise specified in the related Prospectus Supplement, each class of Notes will have a stated principal amount and will bear interest at a specified rate or rates (with respect to each class of Notes, the "Interest Rate"). Each class of Notes may have a different Interest Rate, which may be a fixed, variable or adjustable Interest Rate, or any combination of the foregoing. The related Prospectus Supplement will specify the Interest Rate and the method for determining subsequent changes to the Interest Rate.

                                   A series may include two or more classes of Notes which differ as to the timing and priority of payment, seniority, allocations of loss, Interest Rate or amount of payments of principal or interest, or as to which payments of principal may or may not be made upon the occurrence of specified events or on the basis of collections from designated portions of the Contract Pool. In addition, a series may include one or more classes of Notes ("Stripped Notes") entitled to (i) principal payments with disproportionate, nominal or no interest payments or (ii)
                                   interest   payments  with

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                                       9
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                                   disproportionate,  nominal  or  no  principal
                                   payments.

                                   If CITSF exercises its option to purchase the Contracts of a Trust or if the Contracts are sold by the Indenture Trustee (or, if the series did not include Notes or the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, the Owner Trustee) on the terms and conditions described under "The Purchase
                                   Agreements        and        the        Trust
                                   Documents--Termination,"    the   outstanding
                                   Notes, if any, of such series will be redeemed as set forth in the related Prospectus Supplement. In addition, if the related Prospectus Supplement provides that the property of a Trust will include a Pre-Funding Account, all or certain classes of the outstanding Notes, if any, of such series will be subject to partial redemption on or immediately following the end of the Funding Period in an amount and manner specified in the related Prospectus Supplement.

Property of a Trust............    The  property  of  a  Trust  will   primarily
                                   include (i) a pool (the  "Contract  Pool") of
                                   marine  installment sale contracts and direct
                                   loans (the  "Initial  Contracts")  secured by
                                   the new and used boats,  boat motors and boat
                                   trailers   financed   thereby  (the  "Initial
                                   Financed   Boats"),   (ii)   certain   monies
                                   received  under the Initial  Contracts on and
                                   after the Initial  Cut-off Date  specified in
                                   the  related   Prospectus   Supplement   (the
                                   "Initial Cut-off Date"),  (iii) an assignment
                                   of the  security  interests  in  the  Initial
                                   Financed Boats,  (iv) the Collection  Account
                                   and the Paid-Ahead Account, if any, including
                                   all investments  therein, all income from the
                                   investment  of funds therein and all proceeds
                                   thereof,   certain  other  accounts  and  the
                                   proceeds thereof and certain other rights under the Trust Documents specified in the related Prospectus Supplement, and (v) the proceeds from claims under certain insurance policies in respect of individual Initial
                                   Financed Boats or the related Obligors. In addition, if so specified in the related
                                   Prospectus Supplement, the property of a Trust will include specified credit or cash flow enhancement and monies on deposit in a Pre-Funding Account to be established with the Indenture Trustee or the Owner Trustee, which will be used to purchase Subsequent
                                   Contracts from the Seller from time to time during the Funding Period, as well as any Subsequent Contracts so purchased. See "The
                                   Trust Property."

                                   If and to the extent provided in the related Prospectus Supplement, a Trust will be obligated to purchase from the Seller (subject to the satisfaction of certain conditions described in the applicable Trust Documents) from time to time during the Funding Period, from

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                                   monies on deposit in the Pre-Funding Account,
                                   additional marine installment sale contracts and direct loans (the "Subsequent Contracts" and, together with the Initial Contracts, the "Contracts") secured by the new and used boats, boat motors and boat trailers financed thereby (the "Subsequent Financed Boats" and, together with the Initial Financed Boats, the "Financed Boats"), certain monies received under the Subsequent Contracts on and after
                                   the   related    Subsequent   Cut-off   Dates
                                   (specified   in   the   related    Prospectus
                                   Supplement), an assignment of the security interests in the Subsequent Financed Boats,
                                   and  proceeds   from  claims  under   certain
                                   insurance policies in respect of individual Subsequent Financed Boats or the related Obligors. It is expected that the Subsequent Contracts will have an aggregate principal balance approximately equal to the Pre-Funded Amount on the related Closing Date.

                                   CITSF will be obligated to repurchase Contracts (a "Repurchased Contract") upon the occurrence of certain breaches of representations and warranties (a "Repurchase Event"). See "The Purchase Agreements and the Trust Documents--Sale and Assignment of the Contracts" and "--Servicing Procedures."

The Contracts...................   The   property   of  a  Trust  will   consist
                                   primarily   of   marine    installment   sale
                                   contracts   for  boats   originated  by  boat
                                   dealers  ("Dealers") and acquired by CITSF or
                                   The CIT  Group/Consumer  Finance,  Inc.  (NY)
                                   ("CITCF-NY") or other affiliates of CITSF and
                                   marine loans originated  directly by CITSF or
                                   one of its affiliates or acquired by CITSF or
                                   one of its affiliates from unaffiliated third
                                   parties.  On or prior to the date of issuance
                                   of a series of the  Securities  (the "Closing
                                   Date"),  CITCF-NY will sell certain contracts
                                   that will constitute a portion of the Initial
                                   Contracts  to CITSF  pursuant  to a  purchase
                                   agreement,  and CITSF  will sell the  Initial
                                   Contracts  to  the  Company   pursuant  to  a
                                   purchase     agreement     (the     "Purchase
                                   Agreement"),  and the Company (and, if and to
                                   the   extent   specified   in   the   related
                                   Prospectus Supplement,  a Selling Trust) will
                                   sell  the  Initial   Contracts   to  a  Trust
                                   pursuant  to the Trust  Documents.  If and to
                                   the   extent   specified   in   the   related
                                   Prospectus Supplement, CITSF or the Seller or
                                   one of their respective affiliates may retain
                                   the  right  to   receive  a  portion  of  the
                                   interest accruing on some or all of the Contracts sold to a Trust. See "The Purchase
                                   Agreements and the Trust Documents--Sale and Assignment of the Contracts."

                                   The Contracts will generally be prepayable at any time without penalty to the purchaser of the related Financed Boats, the borrower under a loan contract or other

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                                   person or persons who are  obligated  to make
                                   payments   under  the  Contract   (each,   an
                                   "Obligor"). The related Prospectus Supplement will contain certain information with respect to each Contract Pool as of the Initial Cut-off Date or such other date specified therein, including the proportions of each type of Financed Boats, the weighted average
                                   annual   percentage  rate  and  the  weighted
                                   average remaining maturity of the Contracts.

                                   If and to the extent specified in the related Prospectus Supplement, from time to time during the Funding Period, CITSF will be obligated to sell, and the Company will be obligated to purchase, pursuant to a purchase agreement (the "Subsequent Purchase Agreement") subject to the satisfaction of certain conditions described therein, Subsequent Contracts at a purchase price which, unless otherwise specified in the related Prospectus Supplement, will be equal to the aggregate principal amounts thereof as of the first day in the related month of transfer designated by CITSF and the Company (each, a "Subsequent Cut-off Date"). A portion of such Subsequent Contracts may be acquired by CITSF from CITCF-NY or other affiliates of CITSF. Pursuant to one or more subsequent transfer agreements (each, a "Subsequent Transfer Agreement") between the Company and the related Trust, and subject to the satisfaction of certain conditions described therein, the Company will in turn sell the Subsequent Contracts to such Trust at a purchase price equal to the amount paid by the Company to CITSF for such Subsequent Contracts, which purchase price shall be paid from monies on deposit in the Pre-Funding Account. Subsequent Contracts will be transferred from CITSF to the Company and from the Company to such Trust on the Business Day specified by CITSF and the Company during the month in which the related Subsequent Cut-off Date occurs (each, a "Subsequent Transfer Date").

Pre-Funding Account.............   If the Prospectus  Supplement for a series of
                                   Securities  specifies  that a portion  of the
                                   proceeds of the offering will be deposited in
                                   a  Pre-Funding   Account,   the   Pre-Funding
                                   Account  will be  maintained  as an  Eligible
                                   Account, which account may be maintained with
                                   the Owner Trustee or the  Indenture  Trustee,
                                   and the  funds  on  deposit  therein  will be
                                   invested solely in Permitted  Investments (as
                                   defined in the related Prospectus Supplement)
                                   that mature not later than one  Business  Day
                                   prior  to the  next  succeeding  Distribution
                                   Date, until such funds are applied during the
                                   Funding  Period  to pay to  the  Company  the
                                   purchase price for Subsequent Contracts.  See
                                   "The  Purchase   Agreements   and  the  Trust
                                   Documents--Accounts." Monies on deposit in the Pre-Funding Account will not be available to cover losses on

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                                   or in respect of the Contracts.

                                   On the Closing Date, the Pre-Funding Account will be created with an initial deposit, from the proceeds of the Securities, in the amount, if any, specified in the related Prospectus Supplement (the "Pre-Funded Amount"). The Pre-Funded Amount will not exceed one-third of the sum of the Original Certificate Balance and the initial principal amount of the Notes. Unless otherwise specified in the related Prospectus Supplement, the "Funding Period" will be the period from the Closing Date until the earliest to occur of (i) the date on which the amount on deposit in the Pre-Funding Account (exclusive of investment earnings) is less than $100,000, (ii) the date on which an Event of Default occurs under the Indenture (if any), (iii) the date on which an Event of Termination occurs under the Trust Documents,
                                   (iv) the insolvency of the Company, CITSF, CITCF-NY or CIT, or (v) the close of business on the date specified in the related Prospectus Supplement (which date will occur in the third calendar month after the month in which the Closing Date occurred). Unless otherwise specified in the related Prospectus Supplement, during the Funding Period, on one or more Subsequent Transfer Dates, the Pre-Funded Amount will be applied to purchase Subsequent Contracts from the Company. Unless otherwise specified in the related Prospectus Supplement, the Company expects that the Pre-Funded Amount will be reduced to less than $100,000 by the end of the Funding Period, although no assurance can be given that this will in fact occur. Unless otherwise specified in the related Prospectus Supplement, any portion of the Pre-Funded Amount remaining on deposit in the Pre-Funding Account at the end of the Funding Period will be payable as principal to
                                   Noteholders and Certificateholders in accordance with the Pre-Funded Percentage on the first Distribution Date thereafter or, if the end of the Funding Period is on a Distribution Date, then on such date.

Capitalized Interest Account....   If the Prospectus  Supplement for a series of
                                   Securities  specifies  that a portion  of the
                                   proceeds of the offering will be deposited in
                                   a  Capitalized   Interest  Account,   on  the
                                   Closing Date a portion of the  proceeds  from
                                   the  sale  of the  Securities  (in an  amount
                                   specified    in   the   related    Prospectus
                                   Supplement) will be deposited into an account
                                   (the    "Capitalized    Interest    Account")
                                   maintained as an Eligible Account, which account may be maintained with the Owner
                                   Trustee or the Indenture Trustee, and the funds on deposit therein will be invested solely in Permitted Investments that mature no later than one Business Day prior to the next Distribution Date. Amounts deposited in the Capitalized

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                                   Interest   Account   will  be  used  on  each
                                   Distribution Date to pay interest on the Securities, in the amount or in accordance with the formula specified in the related Prospectus Supplement. Monies on deposit in the Capitalized Interest Account will not be available to cover losses on or in respect of the Contracts.

                                   On each Distribution Date any amount remaining in the Capitalized Interest Account in excess of the Required Capitalized Interest Amount (as defined in the related Prospectus Supplement) shall be released to the Affiliated Owner, if any, or other person specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, any amounts remaining in the Capitalized Interest Account on the last day of the Funding Period and not used for such purposes will be deposited in the Collection Account and will be available for distributions, as described herein or in the related Prospectus Supplement, on the first Distribution Date thereafter or, if the end of the Funding Period is on a Distribution Date, then on such date.

Distribution Dates..............   Unless  otherwise  specified  in the  related
                                   Prospectus  Supplement,  payments of interest
                                   and principal on the Securities  will be made
                                   on the fifteenth day of each month or, if any
                                   such day is not a Business  Day,  on the next
                                   succeeding     Business    Day    (each,    a
                                   "Distribution Date"),  commencing on the date
                                   specified    in   the   related    Prospectus
                                   Supplement. Unless otherwise specified in the related Prospectus Supplement, payments on the Securities on each Distribution Date will be made to the holders of record of the related Securities at the close of business on the Business Day immediately preceding such Distribution Date or, in the event
                                   Definitive Securities have been issued, at the close of business on the last Business
                                   Day of the month immediately preceding the month in which such Distribution Date occurs
                                   (each, a "Record Date").

                                   To the extent not previously paid in full prior to such time, the outstanding principal amount of the Notes and the Certificates will be payable on the Distribution Date occurring in the month or months specified in the related Prospectus Supplement (the "Note Final Scheduled Distribution Date" and the "Certificate Final Scheduled Distribution Date").

                                   A "Business Day" is any day other than a Saturday, Sunday or any day on which banking institutions or trust companies in the states of New York, Oklahoma and such other states (if any) specified in the related Prospectus Supplement are authorized by law, regulation

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                                   or executive order to be closed.

Interest Accrual Period.........   Unless  otherwise  specified  in the  related
                                   Prospectus  Supplement,  the period for which
                                   interest is payable on a Distribution Date on
                                   the Securities  shall be the one-month period
                                   from the most recent Distribution Date to but
                                   excluding the following Distribution Date, or
                                   in the case of the initial  Distribution Date
                                   from  the  date   specified  in  the  related
                                   Prospectus Supplement to but excluding the initial Distribution Date (each, an "Interest
                                   Accrual Period").

Due Period......................   With respect to any  Distribution  Date,  the
                                   "Due  Period"  is  the  period  during  which
                                   principal, interest and other amounts will be
                                   collected on the  Contracts  for  application
                                   towards the payment of principal and interest
                                   to the  Securityholders  and the  payment  of
                                   fees  on  such   Distribution   Date.  Unless
                                   otherwise specified in the related Prospectus
                                   Supplement,  the  "Due  Period"  will  be the
                                   calendar  month  immediately   preceding  the
                                   Distribution Date.

Determination Date..............   Unless  otherwise  specified  in the  related
                                   Prospectus  Supplement,   the  "Determination
                                   Date" is the third Business Day prior to each
                                   Distribution   Date.  On  each  Determination
                                   Date,   the  Servicer   will   determine  the
                                   Available  Amount  for  distribution  on  the
                                   related   Distribution  Date,  allocate  such
                                   amounts between the Notes,  the  Certificates
                                   and the  Servicer  Payment,  and  advise  the
                                   Trustees  (or  the  paying  agent   appointed
                                   pursuant  to  the  Trust  Documents)  of  the
                                   amounts  of  the   payments  to  be  made  to
                                   Securityholders,  all as described under "The
                                   Purchase    Agreements    and    the    Trust
                                   Documents--Distributions."    The   "Servicer
                                   Payment" is equal on each Distribution Date to the sum of the reimbursement then due to the Servicer for outstanding Monthly Advances and the Servicing Fee (including any unpaid
                                   Servicing Fees for past Distribution Dates).

                                   Unless otherwise specified in the related Prospectus Supplement, the "Available Amount" with respect to each Trust on any Distribution Date is equal to the excess of
                                   (A) the sum of (i) all amounts on deposit in the Collection Account attributable to collections or deposits made in respect of such Contracts in the related Due Period (including any late fees, prepayment charges, extension fees or other administrative fees or similar charges allowed by applicable law with respect to the Contracts ("Late Fees"), and (ii) the Purchase Price for any Contract repurchased by CITSF as a result of breaches of certain representations and warranties or purchased by the Servicer as a result of breaches of certain covenants and any Monthly Advances and any

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                                   Non-Reimbursable   Payments   made   by   the
                                   Servicer, if such Purchase Price, Monthly Advance or Non-Reimbursable Payment is paid on or prior to the Deposit Date immediately preceding such Distribution Date, over (B) the sum of the following amounts (to the extent that the Servicer has not already withheld such amounts from collections on the Contracts): (i) any repossession profits on liquidated Contracts, Liquidation Expenses (as defined in the Trust Documents) incurred and taxes and insurance advanced by the Servicer in respect of Financed Boats that are reimbursable to the Servicer under the Trust Documents, (ii) any amounts incorrectly deposited in the Collection Account, (iii)
                                   any  amounts   deposited  in  the  Paid-Ahead
                                   Account, if any, during the related Due Period, (iv) net investment earnings on the funds in the Collection Account and the Paid-Ahead Account, if any, and (v) any other amounts permitted to be withdrawn from the
                                   Collection   Account   and   the   Paid-Ahead
                                   Account, if any, by the Servicer (or to be retained by the Servicer from collections on
                                   the   Contracts)   pursuant   to  the   Trust
                                   Documents.

Subordination...................   The  rights  of  the   Certificateholders  to
                                   receive  distributions  with  respect  to the
                                   Contracts will be  subordinated to the rights
                                   of the Noteholders of the same series, to the
                                   extent  described  in the related  Prospectus
                                   Supplement. This subordination is intended to
                                   enhance the  likelihood of timely  receipt by
                                   Noteholders  of the full  amount of  interest
                                   and  principal  required  to be paid to them,
                                   and  to  afford   the   Noteholders   limited
                                   protection against losses in respect of the Contracts.

                                   If and to the extent specified in the related Prospectus Supplement, one or more classes of Notes of a series may be subordinated to the rights of one or more other classes of Notes of the same series.

                                   The protection afforded to the Noteholders by the subordination feature described above will be effected by the preferential right of the Noteholders to receive, to the extent described in the related Prospectus Supplement, current distributions from collections on or in respect of the Contracts prior to the application of such collections to payments in respect of the Certificates or any subordinated Notes.

Enhancement.....................   If and to the extent specified in the related
                                   Prospectus   Supplement  with  respect  to  a
                                   Trust, the enhancement  applicable to a class
                                   of Securities  may include any one or more of
                                   the following: a financial guaranty insurance
                                   policy,  a letter of  credit,  a CIT  Limited
                                   Guarantee,  a  reserve  fund,  a third  party
                                   guarantee,   a  cash  collateral  account,  a
                                   derivative product, a credit facility, a liquidity

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                                       16
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                                   acility,  another form of credit enhancement,
                                   overcollateralization,   or  any  combination
                                   thereof.

                                   A financial guaranty insurance policy may be obtained and maintained for one or more classes of Certificates or Notes of a series of Securities. Such policies generally unconditionally and irrevocably guarantee to Securityholders that the full amount of the distributions of principal and interest, as well as any other amounts specified in the related Prospectus Supplement, will be received by an agent of the Trustee on behalf of Securityholders for distribution by the Trustee to Securityholders. Such policies may have certain limitations set forth in the related Prospectus Supplement, including (but not limited to) limitations on the insurer's obligation to guarantee the Seller's or the Servicer's obligation to repurchase or substitute for any Contracts, to guarantee any specified rate of prepayments or to provide funds to redeem Securities on any specified date.

                                   The enhancement with respect to any class of Securities may be structured to provide protection against delinquencies and/or losses on the Contracts, against changes in interest rates, or other risks, or to supplement the interest rate on specified Contracts, in each case to the extent and under the conditions specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, any form of enhancement will have certain limitations and exclusions from coverage thereunder, which will be described in the related Prospectus Supplement. Further information regarding any provider of credit enhancement, including financial information when material, will be included (or incorporated by reference) in the related Prospectus Supplement. See "The Certificates--Enhancement."

Monthly Advances................   Unless  otherwise  specified  in the  related
                                   Prospectus  Supplement,  with respect to each
                                   Contract as to which there has been a Payment
                                   Shortfall during the related Due Period,  the
                                   Servicer shall advance funds in the amount of
                                   such  Payment  Shortfall  (each,  a  "Monthly
                                   Advance"),  but only to the  extent  that the
                                   Servicer, in its good faith judgment, expects
                                   to  recover   such   Monthly   Advance   from
                                   subsequent  collections on such Contract made
                                   by or on  behalf  of the  Obligor  thereunder
                                   (but only to the extent of expected  interest
                                   collections in the case of a Simple  Interest
                                   Contract) or from net liquidation proceeds or
                                   insurance   proceeds  with  respect  to  such
                                   Contract.  The Servicer  shall be  reimbursed
                                   for  any  Monthly   Advance  from  subsequent
                                   collections with respect to such Contract. If the Servicer determines in its

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                                       17
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                                   good  faith  judgment  that  an  unreimbursed
                                   Monthly   Advance  shall  not  ultimately  be
                                   recoverable from subsequent collections, the Servicer shall be reimbursed for such Monthly Advance from collections on all Contracts. In determining whether an advance is or will be nonrecoverable, the Servicer need not take
                                   into  account  that  it  might   receive  any
                                   amounts in a deficiency judgment against an Obligor. Unless otherwise specified in the related Prospectus Supplement, the Servicer will not make a Monthly Advance in respect of
                                   (i) the principal component of any scheduled payment on a Simple Interest Contract, or
                                   (ii) a Payment Shortfall arising from a Contract which has been prepaid in full or which has been subject to a Relief Act Reduction during the related Due Period. See
                                   "The  Purchase   Agreements   and  the  Trust
                                   Documents--Monthly      Advances."     Unless
                                   otherwise specified in the related Prospectus Supplement, "Payment Shortfall" means (i) with respect to any Simple Interest Contract and any Distribution Date, the excess of (A)
                                   the  product  of  (1)   one-twelfth   of  the
                                   Contract Rate of such Contract and (2) the outstanding principal amount of such Contract as of the last day of the second preceding Due Period (or, in the case of the first Due Period ending after the Contract was acquired by the related Trust, as of the Initial Cut-off Date or the Subsequent Cut-off Date, as the case may be), over (B) the amount of interest, if any, collected on such Contract during the related Due Period and (ii) with respect to any Precomputed Contract and any Distribution Date, the excess of (A) the scheduled payment due on such Contract during the related Due Period, over (B) the amount collected on such Contract (including any amounts allocated from the Paid-Ahead Account with respect to such Due Period) during the related Due Period.

Non-Reimbursable Payments.......   If and to the extent specified in the related
                                   Prospectus  Supplement,  with respect to each
                                   Contract as to which there has been a Payment
                                   Shortfall  with  respect to  interest  in the
                                   related  Due  Period  arising  from  either a
                                   prepayment  in  full of  such  Contract  or a
                                   Relief  Act  Reduction  in  respect  of  such
                                   Contract  during such Due  Period,  the Trust
                                   Documents may require the Servicer to deposit
                                   into the  Collection  Account on the Business
                                   Day   immediately   preceding  the  following
                                   Distribution   Date,  without  the  right  of
                                   subsequent reimbursement,  an amount equal to
                                   such Payment  Shortfall (a  "Non-Reimbursable
                                   Payment").    If   the   related   Prospectus
                                   Supplement does not specify that the Servicer
                                   will  make  Non-Reimbursable   Payments,  the
                                   Servicer will not be obligated to make such payments with respect to the Trust.

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Paid-Ahead Account..............   Early payments by or on behalf of Obligors on
                                   Precomputed  Contracts that do not constitute
                                   scheduled   payments,   full  prepayments  or
                                   certain partial prepayments which result in a reduction of an Obligor's periodic payment below the scheduled payment as of the Initial Cut-off Date or Subsequent Cut-off Date, as the case may be, will be deposited into the Paid-Ahead Account until such time as the
                                   paid-ahead   amount  becomes  due.  See  "The
                                   Contract  Pool" and "The Purchase  Agreements
                                   and    the    Trust     Documents--Paid-Ahead
                                   Precomputed Contracts."

Servicing Fees..................   Unless  otherwise  specified  in the  related
                                   Prospectus  Supplement,  with respect to each
                                   series  of  Securities,  the  Servicer  shall
                                   receive a monthly fee (the "Servicing  Fee"),
                                   payable on each  Distribution  Date, equal to
                                   the sum of (i)  one-twelfth of the product of
                                   the  percentage   specified  in  the  related
                                   Prospectus  Supplement as the  "Servicing Fee
                                   Rate" and the Pool Balance as of the last day
                                   of the second  preceding  Due Period  (or, in
                                   the case of the first  Distribution  Date, as
                                   of the  Initial  Cut-off  Date)  and (ii) any
                                   investment  earnings on amounts on deposit in
                                   the   Collection   Account,   the  Paid-Ahead
                                   Account, if any, the Certificate Distribution
                                   Account,  if any,  and the Note  Distribution
                                   Account, if any; provided,  however, that the
                                   Servicing Fee Rate  applicable to a Trust may
                                   be  increased  to a rate  (or  maximum  rate)
                                   specified    in   the   related    Prospectus
                                   Supplement  if CITSF or an affiliate  thereof
                                   is  not  the  Servicer.   See  "The  Purchase
                                   Agreements and the Trust Documents--Servicing
                                   Compensation."

Optional Purchase of the
  Contracts ....................   Unless  otherwise  specified  in the  related
                                   Prospectus  Supplement,  with respect to each
                                   series of  Securities,  at its option,  CITSF
                                   may purchase all the Contracts in the related
                                   Trust on any  Distribution  Date on which the
                                   aggregate  principal balance of the Contracts
                                   (the  "Pool  Balance")  as of the last day of
                                   the  related  Due  Period is equal to or less
                                   than a  percentage  specified  in the related
                                   Prospectus  Supplement  of the  Initial  Pool
                                   Balance,  at a purchase  price  determined as
                                   described under "The Purchase  Agreements and
                                   the  Trust  Documents--Termination."   Unless
                                   otherwise specified in the related Prospectus
                                   Supplement, the "Initial Pool Balance" equals the sum of (i) the Pool Balance as of the Initial Cut-off Date and (ii) the aggregate principal balance of all Subsequent Contracts added to the related Trust as of their respective Subsequent Cut-off Dates.

Auction Sale....................   Unless  otherwise  specified  in the  related
                                   Prospectus Supplement, with respect to each series of Securities, within ten days after the first Distribution Date on which

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                                   the  Pool  Balance  as of the last day of the
                                   related Due Period is equal to or less than a
                                   percentage    specified    in   the   related
                                   Prospectus Supplement of the Initial Pool Balance, the Indenture Trustee (or, if the series did not include Notes or the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, the Owner Trustee) shall solicit bids for the purchase of the Contracts remaining in the related Trust. In the event that satisfactory
                                   bids  are   received  as  described  in  "The
                                   Purchase    Agreements    and    the    Trust
                                   Documents--Termination,"    the   net    sale
                                   proceeds    will    be     distributed     to
                                   Securityholders,   in  the   same   order  of
                                   priority as collections received in respect of the Contracts, on the second Distribution
                                   Date   succeeding   such   Due   Period.   If
                                   satisfactory bids are not received, such Trustee shall decline to sell the Contracts and shall not be under any obligation to
                                   solicit   any  further   bids  or   otherwise
                                   negotiate any further sale of the Contracts. See "The Purchase Agreements and the Trust Documents--Termination."

Ratings.........................   As a condition of issuance, the Securities of
                                   each   series   offered   pursuant   to  this
                                   Prospectus  will be  rated in one of the four
                                   highest  rating  categories  by at least  one
                                   nationally   recognized   statistical  rating
                                   organization   specified   in   the   related
                                   Prospectus   Supplement   (each,   a  "Rating
                                   Agency").   The  ratings  of  the  Securities
                                   should  be   evaluated   independently   from
                                   similar ratings on other types of securities.
                                   The ratings do not address the possibility that Securityholders may suffer a lower than anticipated yield. The ratings do not address the likelihood that the Securities will be retired following the sale of the Contracts by the Trustee as described above under "--Auction Sale" or "--Optional Purchase of the Contracts." See "Ratings."

                                   There can be no assurance that any rating will remain in effect for any given period of time or that a rating will not be lowered or withdrawn by the assigning Rating Agency if, in its judgment, circumstances so warrant. In the event that the rating initially assigned to any of the Securities is subsequently lowered or withdrawn for any reason, no person or entity will be obligated to provide any additional credit enhancement with respect to such Securities. There can be no assurance whether any other rating agency will rate any of the Securities or, if one does, what rating would be assigned by any such other rating agency. A security rating is not a recommendation to buy, sell or hold securities.

Certain Federal Income Tax
   Considerations ..............   If the related  Prospectus  Supplement states
                                   that a Trust will be treated as a grantor trust, in the opinion of counsel to the Seller, for federal income tax purposes,

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                                   the Trust will be treated as a grantor trust.
                                   In such event, each Certificateholder, by acceptance of a Certificate, will be treated as the owner of an undivided interest in the Contracts included in the Contract Pool and any other assets held by the Trust. If the related Prospectus Supplement does not state that a Trust will be treated as a grantor trust, in the opinion of counsel to the Seller, for federal income tax purposes: (1) the Notes will constitute indebtedness; and
                                   (2)   the   Certificates    will   constitute
                                   interests  in a trust  fund  that will not be
                                   treated  as  an  association   taxable  as  a
                                   corporation    (or    a    publicly    traded
                                   partnership). Each Noteholder, by acceptance of a Note, will agree to treat the Notes as indebtedness, and each Certificateholder, by acceptance of a Certificate, will agree to treat the Trust as a partnership in which the Certificateholders are partners for federal income tax purposes.

                                   Alternative characterizations of the Notes and the Certificates are possible, but would not result in materially adverse tax consequences to Noteholders or Certificateholders. See "Certain Federal Income Tax Consequences."

ERISA Considerations............   Fiduciaries of employee benefit plans subject
                                   to the Employee  Retirement  Income  Security
                                   Act of 1974, as amended  ("ERISA"),  or plans
                                   subject  to  Section  4975  of  the  Internal
                                   Revenue  Code of  1986  (the  "Code")  should
                                   carefully  review with their  legal  advisors
                                   whether  the   purchase  or  holding  of  the
                                   Certificates offered hereby could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code. See
                                   "ERISA Considerations."

                                   The related Prospectus Supplement will provide further information with respect to the eligibility of a class of Securities for purchase by employee benefit plans. See
                                   "ERISA Considerations" herein and in the related Prospectus Supplement.

                                   Subject to certain considerations discussed under "ERISA Considerations" herein and in the related Prospectus Supplement, and unless otherwise specified in the related Prospectus Supplement, the Securities will be eligible for purchase by employee benefit plans that are subject to ERISA.

Legal Investment................   The  appropriate   characterization   of  the
                                   Certificates  and  the  Notes  under  various
                                   legal investment  restrictions  applicable to
                                   the   investment    activities   of   certain
                                   institutions,   and  thus  the   ability   of
                                   investors subject to these restrictions to purchase the Certificates and the

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                                   Notes,   may  be   subject   to   significant
                                   interpretive  uncertainties.   All  investors
                                   whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether, and to what extent, the Certificates and the Notes will constitute legal investments for them.

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                                       22
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                                  RISK FACTORS

     Prospective Securityholders should consider the following risk factors in connection with the purchase of the Securities:

     1. Limited Obligations. The Securities will not represent an interest in or an obligation of The CIT Group, Inc. ("CIT"), The CIT Group Securitization Corporation II (the "Company"), any Affiliated Owner specified in the related Prospectus Supplement, or any Servicer (including The CIT Group/Sales Financing, Inc. ("CITSF")) or any of their respective affiliates. Unless and to the extent otherwise specified in the related Prospectus Supplement, the Securities will not be insured or guaranteed by any government agency or instrumentality, CIT or any of its affiliates (including the Company, any Affiliated Owner, and CITSF), the Underwriters or any of their affiliates, or any other Servicer or any of its affiliates.

     2. Risk of Loss. An investment in the Securities may be affected by, among other things, a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile and historically have affected the delinquency, loan loss and liquidation experience of pools of marine installment sale contracts and direct loans secured by recreational boats. Since the market value of boats generally declines with age and since in certain states the Trustees may not have a first perfected security interest in the Financed Boats, the Servicer may not recover the entire amount owing under a defaulted Contract. See "Certain Legal Aspects of the Contracts." In such a case, the Securityholders may suffer a corresponding loss. The market value of the Financed Boats could be or could become lower than the outstanding principal balances of the related Contracts. Sufficiently high liquidation losses on the Contracts will have the effect of reducing, and could eliminate (a) the protection against loss afforded to the Noteholders by the subordination of the Certificates, if any, or by the Enhancement, if any, applicable to the Notes and
(b) the protection against loss afforded to the Certificateholders by the Enhancement (as specified in the related Prospectus Supplement), if any. If the amount available under the Enhancement, if any, is reduced to zero, holders of the Certificates will bear the risk of loss resulting from default by Obligors and will have to look primarily to the value of the related Financed Boats for recovery of the outstanding principal and unpaid interest on the defaulted Contracts. If the Certificate Balance is reduced to zero, the holders of the Notes will bear the risk of loss resulting from default by Obligors and will have to look primarily to the value of the related Financed Boats for recovery of the outstanding principal and unpaid interest on the defaulted Contracts.

     3. Security Interests and Certain Other Aspects of the Contracts. When originated, each Contract was secured by a security interest in the Financed Boat financed thereby. Each such security interest was required to be perfected under applicable state law and, in the case of certain Financed Boats eligible for federal documentation, under applicable federal law. In connection with the sale of the Contracts to the Trust, the Seller will assign its security interest in each Financed Boat to the Trust. However, due to administrative burden and expense, none of the Seller, the Servicer or the Owner Trustee will amend the certificates of title or file assignments of the UCC-1 financing statements, if any, with respect to the Financed Boats to identify the Trust or the Indenture Trustee as the new secured party. Neither of the Seller or the Owner Trustee will file an assignment of the Preferred Mortgages with respect to any Financed Boats documented or to be documented under federal law. See "Certain Legal Aspects of the Contracts--Security Interests in the Financed Boats" for a description of those Preferred Mortgages that the Seller will be obligated to assign to the Trust subsequent to the Closing Date. In addition, the certificates of title have not and will not be amended and the UCC-1 financing statements have not and will not be assigned with respect to the Financed Boats relating to the Contracts not originated by the Seller to reflect any interim transfers of ownership of the security interest in such Financed Boats. Furthermore, those Preferred Mortgages that will be assigned to the Trust will not have been previously assigned to reflect any interim transfers of ownership of the security interest in such Financed Boats. In a majority of states, the assignment of a Contract together with the related security interest is, as a matter of state law, an effective conveyance of such security interest without amendment of any lien noted on the related certificate of title or any assignment of any UCC-1 financing statements, and the new owner of the Contracts succeeds to the original secured party's rights in the related Financed Boat as against creditors of the Obligor. In certain title states, in the absence of such certificate of title amendment or assignment of record to reflect the successive assignments of the security interest in such Financed Boat, the Seller (if not the secured party of record), the Trust and/or the Indenture Trustee may not have a perfected security interest in the related Financed Boat. Under the Ship Mortgage Act of 1920 (1988 Recodification) ss. 30101 et seq. (the "Ship Mortgage Statutes"), in the absence of an assignment of record of a Preferred Mortgage, the assignment of the related Contract by itself will not convey the perfected preferred mortgage lien on the Financed Boat subject to such Preferred Mortgage, and neither the Seller (if not the secured party of record) nor the Trust and/or the Indenture Trustee will have a perfected preferred mortgage lien on such Financed Boat.

     CITSF will be obligated to repurchase any Contract as to which the Seller has represented that the originator of such Contract has a first perfected security interest in the Financed Boat securing such Contract if a breach of such representation shall materially adversely affect the interest of the Trust in such Contract. If the Trust does not have a perfected security interest in a Financed Boat, it will not be effective as against third parties. In such case, if third party liens equal or exceed the value of the Financed Boat, the only recourse of the Trust would be against the related Obligor on an unsecured basis or (if CITSF, CITCF-NY or, in those Contracts described above, the Trust did not have a perfected security interest in such Financed Boat) against CITSF pursuant to its repurchase obligation.

     To the extent that the Trust's security interest in a Financed Boat is perfected, the Trust will have a prior claim over subsequent purchasers of such Financed Boat and holders of subsequently perfected security interests in such Financed Boat. Under the laws of many states, certain possessory liens for repairs on a boat and storage, as well as certain rights in favor of federal and state governmental authorities arising from the use of a boat in connection with illegal activities, may take priority even over a perfected security interest. Under the Ship Mortgage Statutes, certain preferred maritime liens will have priority over security interests in Financed Boats perfected under federal law. Certain federal tax liens may have priority over the lien of a secured party. In addition, through fraud or negligence, the Trust could lose its security interest or the priority of its security interest in a Financed Boat. If a security interest in a Financed Boat is initially perfected (by titling or UCC filing) under applicable state law and the Financed Boat subsequently is federally documented, the Trust could lose the priority of its security interest in such Financed Boat to a purchaser thereof or to the holder of a subsequently perfected Preferred Mortgage covering such Financed Boat. See "Certain Legal Aspects of the Contracts--Security Interests in the Financed Boats" for a description of CITSF's policies with respect to federal documentation. CITSF shall not have an obligation to repurchase a Contract as to which any of the aforementioned occurrences result in the Trust's losing the priority of its security interest or its security interest in such Financed Boat after the date such security interest was conveyed to the Trust (other than through fraud or negligence of the Seller or the Servicer). See "Certain Legal Aspects of the Contracts--Security Interests in the Financed Boats."

     In addition, numerous federal and state consumer protection laws impose requirements on sellers under marine installment sale contracts and marine installment loan contracts or notes, such as the Contracts, and the failure by the seller of goods to comply with such requirements could give rise to liabilities of assignees for amounts due or paid under such agreements and the right to set-off against claims by such assignees. These laws would apply to a Trust as assignee of the Contracts. From time to time, CITSF has been involved in litigation under consumer or debtor protection laws, some of which have been class actions. The Trust is subject to the risk of similar litigation. With respect to each series of Securities, pursuant to the Trust Documents, CITSF will represent and warrant as of the Initial Cut-off Date with respect to each Initial Contract, and as of the related Subsequent Cut-off Date with respect to each Subsequent Contract, that each Contract complies with all requirements of law and CITSF will provide certain warranties relating to the validity, perfection and priority of the security interest in each Financed Boat securing a Contract. A breach by CITSF of any such warranty that materially and adversely affects the related Trust's interest in any Contract would require CITSF to repurchase such Contract unless such breach is cured. If CITSF does not honor its purchase obligation in respect of a Contract and the Obligor for such Contract were to default, recovery of amounts due on such Contract would be primarily dependent on repossession and resale of the Financed Boat securing such Contract. Certain other factors may limit the ability of the Securityholders to realize upon the Financed Boats or may limit the amount realized to less than the amount due. See "Certain Legal Aspects of the Contracts."

     Under California law and most state vehicle dealer licensing laws, sellers of boats are required to be licensed to sell boats at retail sale. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and assignment of marine installment sale contracts and marine installment loan contracts or notes, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair

Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with the provisions of these laws may affect the enforceability of the related Contract. A Trust and the Company may not have obtained the licenses required under any federal or state consumer laws or regulations, and the absence of such licenses may impede the enforcement of certain rights or give rise to certain defenses in actions seeking enforcement of such rights which may prevent a Trust from collecting amounts due under the Contracts. See "Certain Legal Aspects of the Contracts."

     Any shortfall in payments on or in respect of Contracts, or any liability of a Trust to Obligors, as a result of noncompliance with the laws summarized above and under "Certain Legal Aspects of the Contracts" could result in losses to the Securityholders.

     4. Foreclosure. Applicable law also imposes requirements and restrictions relating to foreclosure sales of boats and on the obtaining of deficiency judgments following such sales. Even if the Financed Boat securing a Contract is successfully repossessed or arrested and sold, the full amount due on the Contract may not be realized because of depreciation, damage or loss of or to the Financed Boat and because the resale value of the Financed Boat may vary significantly due to the limited market for used boats, seasonal factors and other economic and social factors.

     In sum, the Trust may not realize the full amount due on a Contract because of (i) the failure to endorse the certificate of title, failure to file a UCC-1 financing statement or failure to record the assignment of the Preferred
Mortgage, as the case may be, (ii) the application of requirements and restrictions on foreclosure and deficiency judgments, (iii) depreciation, damage or loss of or to a Financed Boat, or (iv) the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, the Securityholders will be subject to delays in payments and losses.

     5. Certain Matters Relating to Insolvency. CITCF-NY, CITSF and the Company intend that transfers of Contracts from CITCF-NY to CITSF, from CITSF to the Company and from the Company (and, if and to the extent specified in the related Prospectus Supplement, a Selling Trust) to the related Trust, constitute sales, rather than pledges, of the Contracts to secure indebtedness. However, if CITCF-NY, CITSF or the Company (or, if and to the extent specified in the related Prospectus Supplement, a Selling Trust) were to become a debtor under Title 11 of the United States Code, 11 U.S.C. ss.101 et seq. (the "Bankruptcy Code"), it is possible that a creditor, receiver, other party in interest or trustee in bankruptcy of such debtor, or such debtor as debtor-in-possession, may contend that the sales of the Contracts by CITCF-NY to CITSF, by CITSF to the Company, or by the Company (or, if and to the extent specified in the related Prospectus Supplement, a Selling Trust) to the related Trust, respectively, were pledges of the Contracts rather than sales and that, accordingly, such Contracts should be part of such assigning entity's bankruptcy estate. Such a position, if presented to a court, even if ultimately unsuccessful, could result in a delay in or reduction of distributions to the Securityholders. See "Certain Legal Aspects of the Contracts--Certain Matters Relating to Insolvency."

     6. Limited Liquidity. There is currently no market for the Securities of any series. Although the Company expects that the underwriters of any particular series will make a secondary market for such Securities, they will have no obligation to do so. There can be no assurance that a secondary market will develop for the Securities of any series or, if it does develop, that it will provide any of the Securityholders with liquidity of investment or that it will continue for the term of any series of Securities. Unless otherwise specified in the related Prospectus Supplement, the Securities will be issued in book-entry, rather than physical, form which may adversely affect the liquidity of the Securities in the secondary market and the ability of the Certificate Owners and Note Owners to pledge the Securities.

     7. The Subsequent Contracts and the Pre-Funding Account. If and to the extent specified in the related Prospectus Supplement, the conveyance of Subsequent Contracts by CITSF during the Funding Period will be subject to the conditions described in the related Prospectus Supplement under "The Contract Pool." If CITSF does not originate contracts satisfying such criteria during the Funding Period, CITSF will have insufficient contracts to sell to the related Trust on Subsequent Transfer Dates, thereby resulting in prepayments of principal to Noteholders and Certificateholders as described below.

     Unless otherwise specified in the related Prospectus Supplement, to the extent that amounts on deposit in the Pre-Funding Account have not been fully applied to the purchase of Subsequent Contracts by the related Trust by the end of the Funding Period, Noteholders and Certificateholders will receive a prepayment of principal in an amount equal to the Pre-Funded Percentage allocable to the Noteholders and the Certificateholders, respectively, of the Pre-Funded Amount remaining in the Pre-Funding Account at such time, which prepayment will be made on the first Distribution Date following the end of the Funding Period or, if the Funding Period ends on a Distribution Date, on such date. Unless otherwise specified in the related Prospectus Supplement, the "Pre-Funded Percentage" with respect to the Notes or the Certificates is the percentage derived from the fraction, the numerator of which is the initial principal balance of the Notes or the Original Certificate Balance, as the case may be, and the denominator of which is the sum of the initial principal balance of the Notes and the Original Certificate Balance. It is anticipated that the principal amount of Subsequent Contracts purchased by the Trust will not be exactly equal to the amount on deposit in the Pre-Funding Account and that therefore there will be at least a nominal amount of principal prepaid to the Noteholders and the Certificateholders at the end of the Funding Period.

     Each Subsequent Contract must satisfy the eligibility criteria specified in the related Prospectus Supplement and the Trust Documents at the time of its sale to the Trust. Unless otherwise specified in the related Prospectus Supplement, the Company (the seller of any Subsequent Contracts to the related Trust) will certify that all such eligibility criteria have been satisfied and CITSF (the seller of any Subsequent Contracts to the Company) will certify that all conditions precedent to the sale of the Subsequent Contracts to the Trust have been satisfied. Unless otherwise specified in the related Prospectus Supplement, it is a condition to the sale of any Subsequent Contracts to the Trust that each Rating Agency, after receiving prior notice of the proposed transfer of Subsequent Contracts to the Trust, shall not have advised the Seller or the Trustees that the conveyance of such Subsequent Contracts will result in a qualification, modification or withdrawal of its then current rating of either the Notes or the Certificates. Following the transfer of Subsequent Contracts to the Contract Pool the aggregate characteristics of the Contracts then held in the Contract Pool may vary from those of the Initial Contracts included therein.

     The ability of a Trust to invest in Subsequent Contracts is entirely dependent upon whether CITSF is able to originate boat contracts that meet the requirements for transfer on a Subsequent Transfer Date under the Trust Documents. The ability of CITSF to originate such contracts may be affected by a variety of economic and social factors. Moreover, such factors may affect the ability of the Obligors thereunder to perform their obligations thereunder, which may cause contracts originated by CITSF or its affiliates to fail to meet the requirements for transfer under the Trust Documents. Economic factors include interest rates, unemployment levels, the rate of inflation and consumer perception of economic conditions generally. However, CITSF is unable to determine and has no basis to predict whether or to what extent economic or social factors will affect CITSF's ability to originate Subsequent Contracts.

     8. Prepayment from the Pre-Funding Account. To the extent specified in the related Prospectus Supplement, if the Pre-Funded Amount has not been fully applied by the related Trust to purchase Subsequent Contracts by the end of the Funding Period, then the Pre-Funded Amount will be payable as principal to Noteholders and Certificateholders in accordance with the Pre-Funded Percentage on the first Distribution Date following the end of the Funding Period, or, if the end of the Funding Period is on a Distribution Date, on such date.

     In the event that amounts remain on deposit in the Pre-Funding Account at the end of the Funding Period and are applied to the payment of principal to the Noteholders and Certificateholders, such partial retirement of the Notes and Certificates may shorten the average life of the Securities and may cause the Noteholders and Certificateholders to experience a lower yield on the Securities. In addition, any reinvestment risk resulting from such partial retirement will be borne by the holders of such Securities.

     9. Limited Assets. Unless otherwise specified in the related Prospectus Supplement, each Trust will covenant to sell the Contracts (a) if directed to do so by the related Indenture Trustee in accordance with the related Indenture following an acceleration of a series of Notes upon an Event of Default, and (b) in other circumstances specified in the related Prospectus Supplement. However, there is no assurance that the market value of the related Contracts will at any time be equal to or greater than the aggregate outstanding principal balance of such Notes. Therefore, upon an Event of Default with respect to such Notes, there can be no assurance that sufficient funds will be available to repay Noteholders in full. In addition, the amount of principal required to be distributed to Noteholders under the Indenture is generally limited to amounts available to be deposited in the Note Distribution Account. Therefore, the failure to pay principal on the Notes may not result in the occurrence of an Event of Default until the Note Final Scheduled Distribution Date. Furthermore, upon a sale by the Trust of the Contracts, the net proceeds from such sale remaining after payment of all amounts due to the Servicer and the Noteholders may not be sufficient to pay the Certificate Balance and interest accrued thereon.

     If and to the extent specified in the related Prospectus Supplement, one or more Enhancements will be available to pay principal and/or interest on the
Notes and/or the Certificates on any Distribution Date. However, unless otherwise specified in the related Prospectus Supplement, the amount of any Enhancement will be limited and will be reduced as the Pool Balance is reduced. If the amounts available under the applicable Enhancement are exhausted, a Trust will depend solely on payments on or with respect to the Contracts, Monthly Advances and Non-Reimbursable Payments to make distributions to the Securityholders.

     10. Ratings of the Securities. It is a condition to the issuance of a series of Securities offered pursuant to this Prospectus that the Securities be rated in one of the four highest rating categories by at least one Rating Agency. The ratings do not address the likelihood that the Securities will be retired following the sale of the Contracts by a Trustee as described under "The Purchase Agreement and the Trust Documents--Termination." There can be no assurance that any rating will remain in effect for any given period of time or that a rating will not be lowered or withdrawn by the Rating Agency if, in its judgment, circumstances so warrant. In the event that the rating initially assigned to the Securities is subsequently lowered or withdrawn for any reason, no person or entity will be obligated to provide any additional credit enhancement with respect to such Securities. There can be no assurance that any other rating agency will rate the Notes or the Certificates or, if one does, what rating would be assigned by any such other rating agency. A security rating is not a recommendation to buy, sell or hold securities.

     11. Book Entry Registration. Unless otherwise specified in the related Prospectus Supplement, the Securities will be offered for purchase in book-entry form only and will be initially registered in the name of the nominee of The Depository Trust Company ("DTC" and, together with any successor depository selected by the Company, the "Depository"). No person acquiring an interest in the Notes through the facilities of DTC (a "Note Owner") will be entitled to receive a Definitive Note representing such person's interest in the Notes, except as set forth under "Certain Information Regarding the Securities--Definitive Securities," and such persons will hold their interests in the Notes through DTC in the United States or Cedel Bank, societe anonyme ("Cedel") or Euroclear in Europe. No person acquiring an interest in the Certificates through the facilities of DTC (a "Certificate Owner") will be entitled to receive a Definitive Certificate representing such person's interest in the Certificates, except as set forth under "Certain Information Regarding the Securities--Definitive Securities," and such persons will hold their interests in the Certificates through DTC. Unless and until Definitive Securities are issued under the limited circumstances described herein and in the related Prospectus Supplement, all references to actions by Securityholders shall refer to actions taken by DTC upon instructions from its Participants, and all references herein to distributions, notices, reports and statements to Securityholders shall refer to distributions, notices, reports and statements to DTC in accordance with DTC procedures. See "Certain Information Regarding The Securities--Definitive Securities."

     12. Risk of Commingling. At any time that the requirements as specified under "The Purchase Agreements and the Trust Documents--Collections," are met, the Servicer may deposit payments on or with respect to the Contracts and proceeds of Contracts into the Collection Account or the Paid-Ahead Account, as applicable, monthly on the Business Day immediately preceding the next Distribution Date (the "Deposit Date"). Pending such a monthly deposit into the Collection Account or the Paid-Ahead Account, as applicable, collections on the Contracts may be invested by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds. If the Servicer were unable to remit such funds or if the Servicer became insolvent, the holders of the Securities could incur a loss with respect to collections not deposited in the Collection Account or the Paid-Ahead Account.

                                   THE TRUSTS

     With respect to each series of Securities, the Seller will establish a Trust pursuant to the related Trust Documents. Prior to the sale and assignment of the related Contracts pursuant to the related Trust Documents, the Trust will have no assets or obligations. After its formation, the related Trust will not engage in any activity other than (i) acquiring, holding and managing the Contracts and the other assets of such Trust and proceeds therefrom, (ii) issuing the Securities of the related series, (iii) making payments on the Securities of the related series, (iv) entering into agreements and transactions in connection with the Enhancement, if any, for the related series of Securities, and (v) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

     Each Certificate, if any, will represent a fractional undivided interest and/or residual interest in the related Trust. Each Note, if any, will represent an obligation of the related Trust.

     If specified in the related Prospectus Supplement, the related Trust will initially be capitalized with equity equal to the "Original Certificate Balance" specified in the related Prospectus Supplement. If specified in the related Prospectus Supplement, Certificates with an aggregate original principal balance of at least the amount specified in the related Prospectus Supplement will be owned by the Affiliated Owner specified in the related Prospectus Supplement (the "Affiliated Owner") and Certificates representing the remainder of the Original Certificate Balance will be sold to third party investors that are expected to be unaffiliated with the Affiliated Owner, the Seller, the Servicer or their affiliates. If specified in the related Prospectus Supplement, the Company or one of its affiliates will own the entire beneficial interest in the Trust. The equity in a Trust, together with the proceeds of the initial sale of the Notes, if any, will be used by the Trust to purchase the Initial Contracts from the Seller pursuant to the Trust Documents and, if specified in the related Prospectus Supplement, to fund the deposit of the Pre-Funded Amount and the deposit to the Capitalized Interest Account and for such other purposes as are specified in the related Prospectus Supplement.

     The Servicer will service the Contracts held by each Trust and will receive fees for such services. See "The Purchase Agreement and the Trust Documents--Servicing Compensation." Unless otherwise specified in the related Prospectus Supplement, CITSF will be appointed as custodian on behalf of each Trust, and will hold the original marine installment sale contracts, marine installment loan contracts (or promissory notes) and Preferred Mortgages as well as copies of documents and instruments relating to each Contract and evidencing the security interest in the Financed Boat securing each Contract (the "Contract Files").

The Trustee(s)

     The Trustee(s) for each Trust will be specified in the related Prospectus Supplement. The Trustee(s) will perform limited administrative functions, including making distributions from the Certificate Distribution Account and/or the Note Distribution Account. A Trustee's liability in connection with the issuance and sale of the Securities is limited solely to the express obligations of such Trustee as set forth in the Trust Documents. A Trustee may appoint a co-trustee to act as co-trustee pursuant to a co-trustee agreement with such Trustee.

     A Trustee may resign at any time, in which event the Servicer will be obligated to appoint a successor trustee. The Servicer may also remove a Trustee if such Trustee ceases to be eligible to continue as Trustee under the related Trust Documents or if such Trustee becomes insolvent. In such circumstances, the Servicer will be obligated to appoint a successor trustee. Any resignation or removal of a Trustee and appointment of a successor trustee will be subject to any conditions or approvals specified in the related Prospectus Supplement and will not become effective until acceptance of the appointment by the successor trustee.

     Unless otherwise specified in the related Prospectus Supplement, the Trust Documents will provide that the Servicer will pay each Trustee's fees. The Trust Documents will further provide that each Trustee will be entitled to indemnification by the Servicer for, and will be held harmless against, any loss, liability or expense incurred by such Trustee not resulting from its own willful misfeasance, bad faith or gross negligence (other than by reason of a breach of any of its representations or warranties set forth in the Trust Documents).

                               THE TRUST PROPERTY

     Each Certificate, if any, will represent a fractional undivided interest and/or residual interest in the related Trust. Each Note, if any, will be an obligation of the related Trust and will be secured by assets of the Trust (other than the Certificate Distribution Account, if any, and other accounts or property specified in the related Prospectus Supplement). The property of each Trust will include, among other things, (i) a pool (the "Contract Pool") of marine installment sale contracts, direct loans and Preferred Mortgages secured by new and used boats, boat motors and boat trailers, consisting of the Initial Contracts and the Subsequent Contracts (if any); (ii) certain monies received under the Initial Contracts on or after the Initial Cut-off Date and the Subsequent Contracts (if any) on or after the related Subsequent Cut-off Date;
(iii) such amounts as from time to time may be held in one or more accounts established and maintained by the Servicer pursuant to the Trust Documents (including all investments in such accounts and all income from the funds therein and all proceeds thereof, other than investment earnings on any account so specified in the related Prospectus Supplement) as described herein; (iv) if specified in the related Prospectus Supplement, specified credit or cash flow enhancement and all monies on deposit in the Pre-Funding Account, the
Capitalized Interest Account and any other account specified in the related Prospectus Supplement (including, unless otherwise specified in the related Prospectus Supplement, all investments in such accounts and all income from the funds therein and all proceeds thereof, other than investment earnings on any account so specified in the related Prospectus Supplement); (v) assignments of the security interests in the Financed Boats and any accessions thereto; (vi) the right to proceeds from physical damage, credit life and disability insurance policies, if any, covering individual Financed Boats or Obligors, as the case may be; (vii) the rights of the Trust under the Trust Documents; and (viii) any and all proceeds of the foregoing.

     Pursuant to agreements between CITSF or CITCF-NY and many of the Dealers, the Dealer is obligated after origination to repurchase from CITSF boat contracts which do not meet certain representations and warranties made by such Dealer. Such representations and warranties relate primarily to the origination of the contracts and the perfection of the security interests in the related boats, and do not typically relate to the creditworthiness of the related Obligors or the collectability of such Contracts. Unless otherwise specified in the related Prospectus Supplement, any Dealer agreement with respect to the Contracts will not be assigned by CITSF or CITCF-NY to the Company or by the Company to the Trust. However, unless otherwise specified in the related Prospectus Supplement, the Trust Documents will authorize CITSF or CITCF-NY to transfer a Contract to a Dealer upon a repurchase by a Dealer pursuant to a Dealer agreement and will require that any recovery of amounts with respect to a Contract by CITSF or CITCF-NY pursuant to Dealer repurchase obligations be deposited in the Collection Account for the related Trust in satisfaction of CITSF's repurchase obligations under the Trust Documents to the extent, if any, that CITSF or CITCF-NY has not already satisfied that obligation. In accordance with its customary servicing practices and procedures, in determining whether to exercise any right of recourse against a Dealer, CITSF and CITCF-NY consider the prior performance of the Dealer and other business and commercial factors, including its own commercial relationship with such Dealer. The assignments by the Dealers of Contracts to CITSF or CITCF-NY do not generally provide for recourse to the Dealer for unpaid amounts in the event of a default by an
Obligor, other than in connection with the breach of the Dealer's representations and warranties.

                                THE CONTRACT POOL

     Each pool of Contracts with respect to a Trust (a "Contract Pool") will consist of marine installment sale contracts, direct loans and Preferred Mortgages (collectively, the "Contracts") to finance the purchase or ownership of new and used boats, boat motors and boat trailers. The Contracts will be originated or acquired by CITSF or its affiliates (including CITCF-NY). Except as otherwise specified in the related Prospectus Supplement, the Contracts will
(i) be fully amortizing, (ii) bear interest at a fixed or variable rate (the "Contract Rate") and (iii) be Simple Interest Contracts or Precomputed Contracts.

     Certain detailed information regarding the Contract Pool as of the Initial Cut-off Date or such other date specified therein for each Trust will be set forth in the related Prospectus Supplement. If specific information with respect to the Contract Pool is not known at the time the related series of Securities initially is offered, more general information will be provided in the related Prospectus Supplement, and specific information will be set forth in a report on a Current Report on Form 8-K to be filed with the Commission within fifteen days after the initial issuance of such Securities. A copy of the Trust Documents with respect to each series of Securities will be attached to the Current Report on Form 8-K and will be available for inspection at the corporate trust office of the Owner Trustee specified in the related Prospectus Supplement. A schedule of the Contract Pool relating to such series will be attached to the Trust Documents delivered to the Owner Trustee upon delivery of the Securities.

Description of Contract Computations

     "Simple Interest Contracts" provide for the allocation of each payment made thereunder to principal and interest in accordance with the "simple interest" method. For Simple Interest Contracts, the principal balance of the Contract is amortized over a series of equal monthly payments. Each monthly interest payment is calculated by multiplying the outstanding principal balance of the loan by the Contract Rate. Such product is then multiplied by a fraction, the numerator of which is the number of days elapsed since the preceding payment of interest was made and the denominator of which is either 365 or 360, depending on applicable state law. Payments received on a Simple Interest Contract are applied first to interest accrued to the date payment is received and second to reduce the unpaid principal balance of the Contract. Accordingly, if an Obligor makes a payment on the Contract less than 30 days after the previous payment, the interest collected for the period since the preceding payment was made will be less than 30 days' interest, and the amount of principal repaid in such month will be correspondingly greater. Conversely, if an Obligor makes a payment on the Contract more than 30 days after the previous payment, the interest collected for the period since the preceding payment was made will be greater than 30 days' interest, and the amount of principal repaid in the month will be correspondingly reduced. As a result, based on the payment characteristics of a particular Obligor, the principal due on the final due date of a Simple Interest Contract may vary from the principal payment that would be made if payments for such Contract were always made on their due dates.

     If an Obligor pays more than one installment on a Simple Interest Contract at a time, the regular installment will be treated as described above. However, the entire amount of the additional installment or installments will be treated as a principal payment and applied to reduce the principal balance of the related Contract. The Obligor will not be required to make any payments on such a Contract (a "Paid-Ahead Simple Interest Contract"), for the number of due dates (the "Paid-Ahead Period") for which it has paid in advance the full installment. However, during the Paid-Ahead Period interest will continue to accrue on the principal balance of such Paid-Ahead Simple Interest Contract, as reduced by the application of the early installment. As a result, when the Paid-Ahead Period ends and the Obligor pays the next required installment, such payment may be insufficient to cover the interest that has accrued since the last payment by the Obligor. Notwithstanding such insufficiency, such Paid-Ahead Simple Interest Contract would be considered to be current. This situation would continue until the monthly installments are once again sufficient to cover all accrued interest and to reduce the principal balance of the Contract. Depending on the principal balance and Contract Rate of the related Contract and on the number of installments paid in advance of their due dates, there may be extended periods of time during which Simple Interest Contracts that are not amortizing are considered current.

     "Precomputed Contracts" consist of actuarial obligations and Rule of 78's obligations. Actuarial obligations provide for amortization of the loan over a series of fixed level payment monthly installments. Each monthly installment, including the monthly installment representing the final payment on the Contract, consists of an amount of interest equal to 1/12th of the related Contract Rate multiplied by the unpaid principal balance of the Contract, and an amount of principal equal to the remainder of the monthly payment. If an actuarial obligation is prepaid in full, the Obligor receives a rebate calculated on the basis of a constant interest rate. Rule of 78's obligations provide for the payment by the related Obligor of a specified total amount of payments, payable in equal monthly installments, which total represents the principal amount financed and add-on interest in an amount calculated based on the Contract Rate. The rate at which such amount of add-on interest is earned and, correspondingly, the amount of each fixed monthly payment allocated to reduction of the outstanding principal are calculated in accordance with the "Rule of 78's". Unless otherwise specified in the related Prospectus Supplement, with respect to any Rule of

78's obligation included as a Contract, the Servicer will calculate the amount of interest paid on a Rule of 78's obligation in the same manner that it calculates such amounts on actuarial obligations.

     If an Obligor with respect to any Precomputed Contract, in addition to making his or her regularly scheduled payment, makes one or more additional scheduled payments in any Due Period (such Contract being a "Paid-Ahead Precomputed Contract"), the additional scheduled payments made in such Due Period will be deposited into the Paid-Ahead Account and applied on subsequent Deposit Dates as described under "The Purchase Agreements and the Trust Documents--Paid-Ahead Precomputed Contracts." Since the Servicer will deposit paid-ahead amounts on Paid-Ahead Precomputed Contracts into the Paid-Ahead Account, these additional payments will not cause shortfalls of interest or principal payments in the Contract Pool.

     Unless otherwise specified in the related Prospectus Supplement, each Contract provides that an Obligor may prepay its Contract, in whole or in part, at any time, without a prepayment premium.

Description of the Financed Boats

     The Financed Boats will consist of runabouts (together with boat motors and boat trailers), motor yachts, bass boats, pontoon boats, fishing skiffs, sport fishing boats, cabin cruisers, sailboats, and personal watercraft.

          Runabouts typically range from 12 to 27 feet in length and are equipped primarily for fishing.

          Motor yachts typically range from 40 to 70 feet in length and are used for cruising and fishing in large bodies of water.

          Bass boats are powered with outboard engines, range from 17 to 21 feet in length and are primarily used for fresh water fishing on inland waters.

          Pontoon boats range from 16 to 22 feet in length. They provide a smooth ride and are used for sight seeing.

          Fishing skiffs range from 16 to 22 feet in length and can accommodate two to three people. In a fishing skiff, the fisherman can walk from side to side without rocking the boat.

          Sporting boats range from 25 to 50 feet in length, and have longer cruising range than the bass boats or fishing skiffs. Sporting boats are generally used in salt water for larger game fishing.

          Cabin cruisers are motor boats that typically range from 25 to 50 feet in length which include sleeping and galley accommodations.

          Sailboats are wind powered crafts that typically range from 27 to 50 feet in length which can accommodate more than one person.

          Personal watercraft are water-jet propelled vehicles seating one to three people, which are used for entertainment and short distance travel.

     The Financed Boats do not include houseboats used as primary residences, competitive racing boats, or commercial fishing boats.

                       YIELD AND PREPAYMENT CONSIDERATIONS

     Unless otherwise specified in the related Prospectus Supplement, each Contract provides that it is prepayable, without premium, by the Obligor at any time. Prepayments (or, for this purpose, equivalent payments to a Trust) also may result from liquidations due to default, receipt of proceeds from insurance policies, repurchases by CITSF due to breach of a representation or warranty or breach of a covenant in the Trust Documents, or as a result of CITSF exercising its option to purchase the Contract Pool. See "The Purchase Agreements and the Trust Documents." The rate of prepayments on the Contracts may be influenced by a variety of economic, social and other factors. No assurance can be given that prepayments on the Contracts will conform to any estimated or actual historical experience, and no prediction can be made as to the actual prepayment rates which will be experienced on the Contracts. Certificateholders and Noteholders will bear all reinvestment risk resulting from the timing of payments of principal on the Certificates or the Notes, as the case may be.

                                  POOL FACTORS

     Unless otherwise specified in the related Prospectus Supplement, the "Certificate Pool Factor" for each class of Certificates, if any, is a seven-digit decimal which the Servicer will compute each month indicating the remaining Certificate Balance as of the Distribution Date, as a fraction of the Original Certificate Balance. The Certificate Pool Factor will be 1.0000000 as of the Initial Cut-off Date, and thereafter will decline to reflect reductions in the outstanding principal balance of the Certificates. A Certificateholder's portion of the aggregate outstanding Certificate Balance is the product of (i) the original denomination of the Certificateholder's Certificate and (ii) the Certificate Pool Factor.

     Unless otherwise specified in the related Prospectus Supplement, the "Note Pool Factor" for each class of Notes, if any, is a seven-digit decimal which the Servicer will compute each month indicating the remaining outstanding principal balance of the Notes as of the Distribution Date, as a fraction of the initial outstanding principal balance of the Notes. The Note Pool Factor will be
1.0000000 as of the Initial Cut-off Date, and thereafter will decline to reflect reductions in the outstanding principal balance of the Notes. A Noteholder's portion of the aggregate outstanding principal balance of the Notes is the product of (i) the original denomination of the Noteholder's Note, and (ii) the Note Pool Factor.

     With respect to each Trust and pursuant to the related Trust Documents, unless otherwise specified in the related Prospectus Supplement, on each Distribution Date, the Securityholders will receive monthly reports concerning the payments received on the Contracts, the Pool Balance, the Certificate Pool Factor, if any, the Note Pool Factor, if any, and various other items of information. Securityholders of record (which in most cases will be Cede) during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law. Certificate Owners, if any, and Note Owners, if any, may receive such reports, upon written request, together with a certification that they are Certificate Owners or Note Owners, as the case may be, and payment of any expenses associated with the distribution of such reports, from the Owner Trustee and the Indenture Trustee (if any) at the addresses specified in the related Prospectus Supplement. See "Certain Information Regarding the Securities--Statements to Securityholders."

                                 USE OF PROCEEDS

     Unless otherwise specified in the related Prospectus Supplement, each Seller will sell the Initial Contracts to a Trust concurrently with the sale of the Securities and the net proceeds from the sale of the Securities will be applied by such Trust to the purchase of the Initial Contracts, to the payment of certain expenses connected with pooling the Contracts and issuing the Securities, to the deposit of the Pre-Funded Amount in the Pre-Funding Account, if any, to the deposit of the initial amount into the Capitalized Interest Account, if any, and to the deposit of the initial amount, if any, into a Reserve Fund, if any. Such net proceeds less the payment of such expenses, the Pre-Funded Amount, if any, the initial deposit into the Capitalized Interest Account, if any, and the Reserve Fund, if any, represent the purchase price paid by a Trust to the Company for the sale of the Initial Contracts to such Trust. Such amount will be determined as a result of the pricing of the Securities, through the offering described in the related Prospectus Supplement. The net proceeds to be received by the Company from the sale of the Initial Contracts to a Trust will be paid by the Company to CITSF as the purchase price for the Contracts and will be added to CITSF's general funds and will be available for general corporate purposes, including the purchase of new marine installment sale contracts and the payment of the purchase price to CITCF-NY for any Contracts acquired by CITSF from CITCF-NY. The net proceeds to be received by a Selling Trust from the sale of the Initial Contracts to a Trust will be applied to pay indebtedness and other obligations of such Selling Trust.

                               THE CIT GROUP, INC.

     CIT, a Delaware corporation, is a leading diversified finance organization offering secured commercial and consumer financing primarily in the United States to smaller, middle-market and larger businesses and to individuals through a nationwide distribution network. CIT commenced operations in 1908. CIT has developed a broad array of "franchise" and strategic business units that focus on specific industries, asset types and markets which are balanced by client, industry and geographic diversification.

     The Dai-Ichi Kangyo Bank, Limited ("DKB") owns eighty percent (80%) of the issued and outstanding shares of common stock of CIT. DKB purchased a sixty percent (60%) common stock interest in CIT from Manufacturers Hanover Corporation ("MHC") at year-end 1989 and acquired an additional twenty percent (20%) common stock interest in CIT on December 15, 1995 from CBC Holding (Delaware) Inc. ("CBC Holding"), a wholly-owned subsidiary of The Chase Manhattan Corporation ("CMC"). DKB had an option to purchase the remaining twenty percent (20%) common stock interest from CBC Holding. On November 18, 1997, CIT completed its initial public offering of 36,225,000 shares of its common stock. The proceeds from the offering (other than the proceeds received from the exercise of the over-allotment option of the underwriters) were used to acquire DKB's option to purchase the 20% interest in CIT owned by CBC Holding, and to exercise such option. The proceeds received from the exercise of the underwriters' over-allotment option will be used for general corporate purposes and for potential acquisitions. As a consequence of the completion of the offering, DKB will continue to own a majority of the issued and outstanding shares of common stock of CIT. CMC is no longer a stockholder.

     CIT is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports and other information with the Commission. Such reports and other information can be inspected and copied at the offices of the Commission and at the offices of the New York Stock Exchange, Inc. See "Additional Information."

               THE CIT GROUP SECURITIZATION CORPORATION II, SELLER

     The Company was incorporated in the State of Delaware on June 24, 1994, and is a wholly-owned, limited purpose finance subsidiary of CIT. The Company maintains its principal office at 650 CIT Drive, Livingston, New Jersey 07039. Its telephone number is (973) 535-3514.

     As described herein, the obligations of the Company with respect to the Securities are limited. The Company will make no representations or warranties with respect to the Contracts and will have no ongoing servicing obligations or responsibilities with respect to the Contract Pool. CITSF is an affiliate of the Company. The Company will acquire the contracts which it will sell to a Trust in a privately negotiated transaction from CITSF.

     Unless otherwise  specified in the related Prospectus  Supplement,  neither
CIT nor any of its affiliates, including the Company and CITSF, will be obligated with respect to the Securities. Accordingly, the Company has determined that financial statements of CITSF and the Company are not material to the offering of the Securities.

                  THE CIT GROUP/SALES FINANCING, INC., SERVICER

General

     CITSF, a Delaware corporation, is a wholly-owned subsidiary of CIT. It has its principal executive office at 650 CIT Drive, Livingston, New Jersey 07039, and its telephone number is (973) 740-5000.

     CITSF originates, purchases, sells and services retail installment sale contracts for recreation vehicles, manufactured housing, recreational boat products and other consumer goods throughout the United States. CITSF has been a lender to the recreational marine industry for more than five years. CITSF has a centralized asset service facility (the "Asset Service Center") in Oklahoma City, Oklahoma. Working through marine dealers and manufacturers, CITSF offers retail installment credit. CITSF also originates marine loans directly. In addition to purchasing marine contracts from dealers on an individual basis, CITSF makes bulk purchases of marine contracts. These bulk purchases may be from the portfolios of other lending institutions or finance companies or the portfolios of other entities that purchase and hold marine contracts.

     The Asset Service Center of CITSF services consumer credit transactions in 50 states and the District of Columbia. It provides full servicing for recreation vehicle, home equity, recreational boat and manufactured housing retail installment contracts. The servicing portfolio includes both loans originated or purchased by CITSF, as well as loans originated or purchased by CITSF and subsequently securitized with servicing retained. The servicing portfolio also includes loans owned by third parties that are serviced by CITSF for a fee on a "contract" basis. The Asset Service Center is supplemented by outside collectors and field remarketers located throughout the United States. In addition to expected growth in its serviced portfolio, in 1997 CITSF entered into an agreement to provide servicing for approximately 42,000 recreation vehicle and recreational boat consumer contracts for another financial institution, which CITSF is also servicing at its Asset Service Center. The addition of these contracts to its servicing portfolio required CITSF to increase staffing levels at the Asset Service Center to support these contracts. The effect of this increase on CITSF's performance as a servicer or subservicer cannot be determined at this time.

     CITSF's general policies with regard to the origination of marine installment sale contracts are described under "--Contract Origination" and "--CITSF's Underwriting Guidelines." See "--Servicing" for a description of certain of CITSF's servicing policies.

Contract Origination

     In accordance with CITSF's marine underwriting criteria, CITSF purchases marine retail installment sale contracts and loans to finance the purchases of new and used boats and motors and trailers for boats from boat dealers, manufacturers and financial intermediaries who regularly originates and sells such contracts to CITSF pursuant to the terms of approved dealer agreements. CITSF also makes direct marine loans to obligors secured by recreational boats. Although CITSF does purchase marine installment sale contracts and marine installment loans or notes in bulk from other lenders, unless otherwise specified in the related Prospectus Supplement, all of the Contracts have been originated by CITSF or CITCF-NY through the purchase of such Contracts from dealers, manufacturers and intermediaries or through direct loan originations by CITSF or CITCF-NY.

     Through their Regional Business Centers, CITSF and CITCF-NY arrange to purchase marine installment sale contracts and marine installment loans or notes from marine dealers located throughout the United States. Regional Business Center personnel contact the dealers located in their territories and explain CITSF's available financing plans, terms, prevailing rates and credit and financing policies. If the dealer wishes to use CITSF's available customer financing, the dealer must make an application for dealer approval. Upon satisfactory results of the investigation of the dealer's creditworthiness and general business reputation, CITSF or CITCF-NY and the dealer execute a dealer agreement. In the assignment agreement relating to any contracts which a dealer sold to CITSF or CITCF-NY, each dealer makes representations and warranties concerning the obligors on such contracts and the security interests in the financed boats relating thereto. These representations and warranties typically include, among others, that (i) the obligor was of legal age and competent to execute the contract; (ii) the documentation submitted by the dealer evidenced a bona fide sale contract; (iii) the contract was genuine, legally valid and enforceable for the sale price; (iv) the financed boat was fully and correctly described in the contract and had been delivered to and accepted by the obligor; (v) the dealer had clear title to the financed boat and to the contract; (vi) the dealer had complied with all applicable laws, regulations and rules in connection with the contract; (vii) the obligor had not asserted a right of rescission, cancellation, claim, defense, set-off or counterclaim of any kind relating to the contract; (viii) any down payment was paid in cash and the dealer received in trade any property shown for the allowance stated in the contract; (ix) the dealer had fully performed the terms of any purchase agreement with the obligor at the time CITSF or CITCF-NY funded the transaction; and (x) application had been made for a certificate of title or other ownership documents in the name of the obligor with the security interest of the CITSF or CITCF-NY noted as a lien thereon, or appropriate UCC financing statements had been filed, or the dealer had followed the assignee's instructions with respect to financed boats subject to federal documentation, to the extent applicable. CITSF and CITCF-NY may enter into assignment agreements in which dealers do not make such representations.

     CITSF and CITCF-NY also purchase marine loan agreements from certain financial intermediaries who originate and fund such transactions within CITSF's marine underwriting guidelines. These financial intermediaries operate under agreements with CITSF or CITCF-NY under which the intermediary generally makes many of the representations and warranties concerning the documentation and the obligor made by an assigning dealer. Material breaches of any such representation or warranty generally will also trigger a right of CITSF or CITCF-NY to demand the repurchase of the contract.

     Upon material breach of any representation or warranty with respect to a contract made by a dealer or financial intermediary, CITSF or CITCF-NY will have a right of recourse against such dealer or intermediary to require it to purchase or repurchase such contract. Historically, in determining whether to exercise any right of recourse, CITSF and CITCF-NY have considered the prior performance of the dealer or intermediary and other business and commercial factors. The Servicer will be obligated to determine whether or not to enforce such rights under the dealer or intermediary agreements relating to the Contracts in accordance with its customary practices, and the right to any proceeds received upon such enforcement will be conveyed to the Trust pursuant to the Sale and Servicing Agreement. The Seller, CITSF and CITCF-NY will make no representations as to the financial condition of any dealer or intermediary to which any of them may have recourse, and there can be no assurance as to the ability of any such dealer or intermediary to perform its obligations under a dealer agreement, an intermediary agreement or an assignment agreement.

     CITSF solicits potential direct marine loan borrowers through targeted direct marketing programs. CITSF also solicits potential marine loan borrowers through leads generated by a nationwide network of referral brokers. These referral brokers usually do not have a written contract with CITSF. If their referral results in the closing of a direct marine loan transaction with CITSF and a customer located by the referral broker, CITSF pays the referral broker a commission after the loan transaction occurs. Generally, the obligor under such a direct loan transaction will submit his or her application directly to CITSF or CITCF-NY. Accordingly, dealer or intermediary warranties on documentation will not apply to these direct loan transactions.

     CITSF or CITCF-NY underwrites on an individual basis each contract which it purchases from dealers or originates directly in accordance with CITSF's marine underwriting guidelines. CITSF may not individually underwrite each transaction in a portfolio of contracts which it purchases from other lenders. Unless otherwise specified in the related Prospectus Supplement, all Contracts were individually underwritten by CITSF.

     If CITSF believes that an obligor on a marine contract is likely to refinance the contract as a result of interest rate changes or other reasons, CITSF may in its discretion attempt to retain such obligor as a customer by soliciting the obligor to refinance the contract with CITSF. CITSF may continue to apply this practice with respect to the Contracts.

CITSF's Underwriting Guidelines

     All marine contracts that are purchased by CITSF from dealers are written on forms provided or approved by CITSF and are purchased on an individually approved basis. With respect to each marine contract to be purchased from a dealer or financial intermediary, CITSF's general practice is to have the dealer or financial intermediary submit the customer's credit application, manufacturer's invoice (if the contract is for a new boat) and certain other information relating to the contract to the applicable Regional Business Center. Personnel at the Regional Business Center analyze the creditworthiness of the customer and other aspects of the proposed transaction.

     With respect to marine loan contracts originated directly, the customer will submit his or her credit application, verification of the boat's value and certain other information directly to the National Business Center at the Asset Service Center. Generally, personnel at the National Business Center will analyze the creditworthiness of the customer and the value of the financed boat. If the amount financed is $35,000 or higher and the financed boat is used, CITSF's marine underwriting guidelines require that the customer supply a survey appraising the value of the financed boat. This guideline applies to direct loan business and to contracts originated by dealers or financial intermediaries. CITSF will determine the acceptability of the survey and will usually check a published valuation guide to confirm the accuracy of its valuation. Credit underwriters at the National Business Center may waive or apply stricter standards to valuation guidelines based upon the applicant's credit score and the amount financed. On direct marine loan transactions, CITSF underwrite, prepare documentation and close such transactions directly, either in person, by mail or through a third party closing agent.

     All credit applications are entered into an application processing system. During 1997, CITSF installed a new application processing system designed to enhance productivity and provide greater control over the quality of credits approved through the use of "decision rules" that alert analysts to further investigate certain conditions. The new system also requires the proper level of authority to approve transactions over an individual's dollar limits or transactions which involve exceptions to underwriting policy. CITSF's underwriting guidelines require that a credit officer at a Regional Business Center with the appropriate level of credit authority examine each applicant's credit history, residence history, employment history and debt-to-income payment ratio. Although CITSF has certain minimum requirements with respect to these criteria, as described below, CITSF's management does not believe that these minimum requirements are sufficient to warrant automatic credit approval of an applicant. Thus, CITSF will not approve a credit application for a marine transaction without review by a credit officer. Based on credit score and other risk factors, each applicant is either approved, declined or, if appropriate, referred to a credit officer with a higher credit authority.

     The retail customer generally has had a five year history of residence, employment and credit history, with no less than two years at the current residence and at least three years in his or her present job, a debt ratio (the ratio of total installment debt and housing expenses to gross monthly income) of 40% or less, a down payment of at least 10% and an overall satisfactory credit profile. Self-employed applicants should be established in business for a minimum of five years. The appropriate level credit officer may approve, on a case by case basis, applications of customers which do not meet the above-described retail customer profile. Such approval, if granted, is based on the applicant's length and likelihood of continued employment, ability to pay, and a review of the applicants' paying habits. No guarantors, endorsers or co-signers are considered in determining whether to accept or reject an application. The maximum amount CITSF will advance to such customers is (i) in the case of a new boat, 110% of the invoice if the amount financed is less than $100,000 and 100% of the invoice if the amount financed is $100,000 or more, and
(ii) in the case of a used boat (a) 85% of the B.U.C. Book "low retail" value or 110% of NADA wholesale book value for amounts financed up to $35,000, and (b) 85% of the assessed marine survey value plus freight, tax, license, insurance, warranty, and dealer installed options if the amount financed is over $35,000. CITSF may waive certain credit requirements, including income verification, job verification or valuation, in certain specialized underwriting programs or if a credit score, balance or other factors provide sufficient support to underwrite the transaction.

     Funding of a transaction is authorized after verification of the conditions of approval of the application and satisfactory delivery of the related boat or other proof of ownership and condition of the collateral.

     In 1992, CITSF's credit criteria were changed to permit greater reliance on credit scores and overall evaluation instead of using specific disqualifying criteria (e.g., a minimum of two years of employment). In August 1994, CITSF initiated an underwriting program to provide for the approval of a broader range of credit scores with appropriate pricing intended to compensate for the risk in customers with lower credit profiles. Accordingly, the interest rate charged on each marine contract originated since August 1994 reflects CITSF's evaluation of the relative risk associated with an individual's application.

     The credit review and approval practices of each Regional Business Center are subject to internal reviews and internal audits that, through sampling, examine the quality of the underwriting; the verification of key data such as income and employment, if required; and the accuracy and completeness of the documentation.

     Unless otherwise specified in the related Prospectus Supplement, almost all of the Contracts are marine installment sale contracts and direct loans originated in accordance with CITSF's marine underwriting criteria. In substantially all cases, CITSF or CITCF-NY did not fund or purchase a Contract until CITSF or CITCF-NY had reviewed and approved a completed customer file, including the credit application of the customer, in accordance with CITSF's underwriting procedures.

     The underwriting guidelines of CITSF described above may change in the future.

Servicing

     Through its Asset Service Center, CITSF services recreation vehicle, manufactured housing, recreational boat, home equity and other consumer loans. CITSF services all of the marine contracts it originates or purchases, whether on an individual basis or in bulk (except those it has sold to third parties on a servicing released basis). CITSF is actively seeking arrangements pursuant to which it will service marine contracts held by other entities, including contracts which were not purchased by CITSF or sold to such other entities by CITSF. Generally, such servicing responsibilities are, and would be, also carried out through the Asset Service Center. Servicing responsibilities include collecting principal and interest payments, taxes, insurance premiums, where applicable, and other payments from obligors and, where such contracts have been sold, remitting principal and interest payments to the holders thereof, to the extent such holders are entitled thereto. Collection procedures include repossession and resale of boats securing defaulted contracts and, if deemed advisable by CITSF, entering into workout arrangements with obligors under certain defaulted contracts. Although decisions as to whether to repossess any boat are made on an individual basis, CITSF's general policy is to institute repossession procedures promptly after Asset Service Center personnel determine that it is unlikely that a defaulted contract will be brought current, and thereafter to diligently pursue the resale of such boat if the market is favorable. Geographic location, condition and market govern the method of sale used to sell collateral. CIT uses site auctions, pool auctions, individual bids on site, brokers, retail sale outlets, newspaper advertisements and telemarketing. The liquidation team uses computer generated data bases to maximize their effectiveness in the correct method of sale. The sales strategies are reviewed at regular staff meetings, and potential markets for the collateral and the sales plan for each unit are designed. Field personnel recommend to the internal remarketers and managers the most effective disposition method of the collateral i.e., move to consignment dealer for retail, move to storage facility for wholesale, obtain as is/where is bids, or move to auction facility. The remarketer and/or manager review the recommendation and based on product knowledge and economic conditions make the decision in the resale of the collateral.

Insurance Procedures

     Each Contract requires the Obligor to obtain insurance against loss by fire, theft, comprehensive and collision or full boat damage with respect to the related Financed Boat. The dealer agreements include a representation and warranty that each Financed Boat was subject to such insurance at the time of origination of the Contract. Since Obligors may choose their own insurers to provide the required coverage, the specific terms and conditions of their policies vary.

     The Servicer does not, under its customary servicing practices and procedures, obtain Force-Placed Insurance when the principal balance of the related Contract falls below the level or levels periodically established in accordance with such customary servicing practices and procedures. In accordance with such customary servicing practices and procedures, the Servicer may periodically readjust such levels, suspend Force-Placed Insurance or arrange other methods of protection of the Financed Boats that it deems necessary or advisable, provided that the Servicer determines that such actions do not materially and adversely affect the interests of the Securityholders. Historically, CITSF has force-placed insurance on a relatively small percentage of its marine contracts. Unless otherwise specified in the related Prospectus Supplement, the Servicer may, but will not be obligated to, enforce its rights under the Contracts to require the Obligors to maintain physical damage insurance, in accordance with the Servicer's customary practices and procedures with respect to comparable new or used boats financed by installment sale contracts or loans that it services for itself or others. If CITSF purchases physical damage insurance on behalf of an Obligor, the Obligor's premium payment obligations will not be included in the Principal Balance of the related Contracts and will not be the property of the Trust. The historical delinquency and loss experience included in a Prospectus Supplement will include Contracts as to which CITSF has force-placed insurance.

     Unless otherwise specified in the related Prospectus Supplement, the Trust Documents will permit the Servicer or any affiliate of the Servicer, to the extent permitted by law, to (i) enter into agreements with one or more insurers or other persons pursuant to which the Servicer or such affiliate will earn commissions and fees in connection with any insurance policy purchased by an Obligor including, without limitation, any physical damage insurance policy (whether or not such physical damage insurance policy is force-placed pursuant to the provisions of any Contract), or any other insurance policy whatsoever, and (ii) in connection with the foregoing, to solicit, or permit and assist any insurer or any agent thereof to solicit (including, without limitation, providing such insurer or agent a list of Obligors including name, address or other information) any Obligor.

Delinquency and Loan Loss Experience

     Each Prospectus Supplement will include information on CITSF's loss and delinquency experience with respect to its servicing portfolio of marine contracts. However, there can be no assurance that such experience will be indicative of the performance of the Contracts included in a particular Contract Pool. Unless otherwise specified in the related Prospectus Supplement, the tables setting forth the delinquency experience for the portfolio of marine contracts originated and serviced by CITSF will exclude contracts acquired by CITSF through portfolio purchases and contracts in repossession.

                                THE CERTIFICATES

General

     A series of Securities may include one or more classes of Asset-Backed Certificates (the "Certificates") issued pursuant to the Trust Documents to be entered into among the Seller, the Servicer and the Owner Trustee, forms of which have been filed as exhibits to the Registration Statement of which this Prospectus forms a part. Payments in respect of the Certificates will be subordinated to payments on the Notes, if any, to the extent described in the related Prospectus Supplement. The following summary describes certain terms of the Certificates and the Trust Documents. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Certificates and the Trust Documents, and the following summary will be supplemented in whole or in part by the related Prospectus Supplement. Where this summary refers to particular provisions or terms used in the Trust Documents, the actual provisions (including definitions of terms) are incorporated by reference as part of such summary.

     The Certificates will be issued in the minimum denominations and integral multiples in excess thereof specified in the related Prospectus Supplement;
provided, however, that one Certificate of each series may be issued in a denomination other than such integral multiple such that the applicable Affiliated Owner specified in the related Prospectus Supplement, if any, may be issued at least the portion of the Original Certificate Balance specified in the related Prospectus Supplement. If specified in the related Prospectus Supplement, the Company or one of its affiliates will own the entire beneficial interest in the Trust. Unless otherwise specified in the related Prospectus Supplement, the Certificates will be issued in book-entry form only. Unless otherwise specified in the related Prospectus Supplement, each class of the Certificates will initially be represented by a single Certificate registered in the name of the nominee of DTC, except as provided below. Unless otherwise specified in the related Prospectus Supplement, DTC's nominee will be Cede & Co. ("Cede"). No person acquiring an interest in the Certificates through the facilities of DTC (a "Certificate Owner") will be entitled to receive a Certificate representing such person's interest in the Certificates, except as set forth under "Certain Information Regarding The Securities--Definitive Securities." Unless and until Definitive Certificates are issued under the limited circumstances described in the related Prospectus Supplement and herein, all references to actions by Certificateholders shall refer to actions taken by DTC upon instructions from its Participants, and all references herein to distributions, notices, reports and statements to Certificateholders shall refer to distributions, notices, reports and statements to DTC in accordance with DTC procedures. See "Certain Information Regarding The Securities--Definitive Securities." If specified in the related Prospectus Supplement, one or more classes of Certificates will be issued and sold privately.

Distribution of Principal and Interest on the Certificates

     The Certificates will bear interest at the rate specified in the related Prospectus Supplement (the "Pass-Through Rate"). The timing and priority of distributions, seniority, allocations of loss, Pass-Through Rate and amount of or method of determining distributions with respect to principal and interest (or, where applicable, with respect to principal only or interest only) on the Certificates of any series will be described in the related Prospectus Supplement. Distributions of interest on the Certificates will be made on the dates specified in the related Prospectus Supplement (each, a "Distribution Date") and, unless otherwise specified in the related Prospectus Supplement, will be made prior to distributions with respect to principal. A series may include one or more classes of Stripped Certificates entitled to (i) distributions in respect of principal with disproportionate, nominal or no interest distributions, or (ii) interest distributions, with disproportionate, nominal or no distributions in respect of principal. Each class of Certificates may have a different Pass-Through Rate, which may be a fixed, variable or adjustable Pass-Through Rate (and which may be zero for certain classes of Stripped Certificates), or any combination of the foregoing. The related Prospectus Supplement will specify the Pass-Through Rate for each class of Certificates, or the initial Pass-Through Rate and the method for determining the Pass-Through Rate. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Unless otherwise specified in the related Prospectus Supplement, distributions in respect of the Certificates will be subordinate to payments in respect of the Notes, if any, as more fully described in the related Prospectus Supplement. Distributions in respect of principal of any class of Certificates will be made on a pro rata basis among all of the Certificateholders of such class.

     In the case of a series of Certificates which includes two or more classes of Certificates, the timing, sequential order, priority of payment or amount of distributions in respect of principal, and any schedule or formula or other provisions applicable to the determination thereof, of each such class shall be as set forth in the related Prospectus Supplement.

     Unless otherwise specified in the related Prospectus Supplement, payments of interest and principal on the Certificates will be made on the fifteenth day of each month or, if any such day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), commencing on the date specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, with respect to any Distribution Date, the Due Period will be the calendar month preceding the month of such Distribution Date. Unless otherwise specified in the related Prospectus Supplement, payments on the Certificates on each Distribution Date will be made to the holders of record of the related Certificates on the day immediately preceding such Distribution Date or, in the event Definitive Certificates have been issued, at the close of business of the last day of the month immediately preceding the month in which such Distribution Date occurs (each, a "Record Date"). A "Business Day" is any day other than a Saturday, Sunday or any day on which banking institutions or trust companies in the states of New York, Oklahoma and such other states (if any) specified in the related Prospectus Supplement are authorized or required by law, regulation or executive order to be closed.

                                    THE NOTES

General

     A series of Securities may include one or more classes of Asset-Backed Notes (the "Notes" and, together with the Certificates, the "Securities") issued pursuant to an Indenture (as amended and supplemented from time to time, the "Indenture") between a Trust and an Indenture Trustee specified in the related Prospectus Supplement (the "Indenture Trustee"), a form of which has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The following summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Notes and the Indenture, and the following summary will be supplemented in whole or in part by the related Prospectus Supplement. Where this summary refers to particular provisions or terms used in the Indenture, the actual provisions (including definitions of terms) are incorporated by reference as part of such summary.

     The Notes will be issued in the minimum denominations and integral multiples in excess thereof specified in the related Prospectus Supplement; provided, however, that one Note of each class of each series may be issued in a denomination other than such integral multiple. Unless otherwise specified in the related Prospectus Supplement, the Notes will be issued in book-entry form only. Unless otherwise specified in the related Prospectus Supplement, each class of Notes will initially be represented by a single Note registered in the name of Cede, the nominee of DTC, except as provided below. No person acquiring an interest in the Notes through the facilities of DTC (a "Note Owner" and, together with a Certificate Owner, a "Security Owner") will be entitled to receive a Note representing such person's interest in the Notes, except as set forth under "Certain Information Regarding The Securities--Definitive Securities" and such persons will hold their interests in the Notes through DTC in the United States or Cedel or Euroclear in Europe. Unless and until Definitive Notes are issued under the limited circumstances described in the related Prospectus Supplement and herein, all references to actions by Noteholders shall refer to actions taken by DTC upon instructions from its Participants, and all references in the related Prospectus Supplement and herein to distributions, notices, reports and statements to Noteholders shall refer to distributions, notices, reports and statements to DTC in accordance with DTC procedures. See "Certain Information Regarding The Securities--Definitive Securities." If specified in the related Prospectus Supplement, one or more classes of Notes will be issued and sold privately.

Payment of Principal and Interest on the Notes

     The timing and priority of payment, seniority, allocations of loss, Interest Rate and amount of or method of determining payments of principal and interest on each class of Notes will be described in the related Prospectus Supplement. The right of holders of any class of Notes to receive payments of principal and interest may be senior or subordinate to the rights of holders of any class or classes of Notes of such series, or any class of Certificates, as described in the related Prospectus Supplement. Unless otherwise provided in the related Prospectus Supplement, payments of interest on the Notes will be made prior to payments of principal thereon. A series may include one or more classes of Stripped Notes entitled to (i) principal payments with disproportionate, nominal or no interest payment, or (ii) interest payments with disproportionate, nominal or no principal payments. Each class of Notes may have a different Interest Rate, which may be a fixed, variable or adjustable Interest Rate (and which may be zero for certain classes of Stripped Notes), or any combination of the foregoing. The related Prospectus Supplement will specify the Interest Rate for each class of Notes, or the initial Interest Rate and the method for determining the Interest Rate. One or more classes of Notes of a series may be redeemable under the circumstances specified herein and in the related Prospectus Supplement.

     Unless otherwise specified in the related Prospectus Supplement, payments in respect of interest to Noteholders of all classes within a series will have the same priority. Under certain circumstances, the amount available for such payments could be less than the aggregate amount of interest payable on the Notes on any of the dates specified for payments in the related Prospectus Supplement, in which case each class of Noteholders will receive its ratable share (based upon the aggregate amount of interest due to such class of Noteholders) of the aggregate amount then available to be distributed in respect of interest on the Notes. In the case of a series of Securities which includes two or more classes of Notes, the sequential order and priority of payment in respect of principal and interest, and any schedule or formula or other provisions applicable to the determination thereof, of each such class will be set forth in the related Prospectus Supplement.

     Unless otherwise specified in the related Prospectus Supplement, payments of interest and principal on the Notes will be made on each Distribution Date, commencing on the date specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, with respect to any Distribution Date, the Due Period will be the calendar month preceding the month of such Distribution Date. Unless otherwise specified in the related Prospectus Supplement, payments on the Notes on each Distribution Date will be made to the holders of record of the related Notes on the related Record Date.

The Indenture

     A form of Indenture has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. CITSF will provide a copy of the applicable Indenture (without exhibits) upon request to a holder of Notes issued thereunder.

     Modification of Indenture without Noteholder Consent. With respect to each Trust, the Issuer and the related Indenture Trustee may, without consent of the Noteholders, enter into one or more supplemental indentures for any of the following purposes: (i) to correct or amplify the description of the collateral or add additional collateral; (ii) to provide for the assumption of the Notes and the Indenture obligations by a permitted successor to the Trust; (iii) to add additional covenants for the benefit of the related Noteholders, or for the Trust to surrender any rights or power conferred upon it; (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee; (v) to cure any ambiguity or correct or supplement any provision which may be inconsistent with any other provision; (vi) to provide for the acceptance of the appointment of a successor Indenture Trustee or to add to or change any provision as shall be necessary and permitted to facilitate the administration by more than one trustee; (vii) to modify, eliminate or add any provision in order to comply with the Trust Indenture Act of 1939, as amended; or (viii) to add, change in any manner, or eliminate any provision, or modify in any manner the rights of Noteholders; provided that any action specified in this clause
(viii) shall not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any Noteholder unless Noteholder consent is otherwise obtained as described in the Indenture. Any action specified in clause
(viii) shall be taken only upon satisfaction of the Rating Agency Condition. "Rating Agency Condition" with respect to any action means the condition that the Rating Agency or Agencies specified in the related Prospectus Supplement shall have notified the Seller, the Servicer and the Issuer in writing that such action will not result in the downgrade or withdrawal of the then current ratings of the Securities.

     Modification of Indenture with Noteholder Consent. With respect to each Trust, with the consent of the holders of not less than a majority of the aggregate outstanding principal amount of the Notes, and with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee may execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the Indenture, or modify in any manner the rights of the related Noteholders.

     Without the consent of the holder of each outstanding related Note affected thereby, however, no supplemental indenture may: (i) change the due date of any installment of principal of or interest on any Note or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where or the coin or currency in which any Note or any interest thereon is payable; (ii) impair the right to institute suit for the enforcement of certain provisions of the Indenture regarding payment; (iii) reduce the percentage of the aggregate principal amount of the outstanding Notes the consent of the holders of which is required for any such supplemental indenture or the consent of the holders of which is required for any waiver of compliance with certain provisions of the Indenture or of certain defaults thereunder and their consequences as provided for in the Indenture; (iv) modify or alter the provisions of the Indenture regarding the voting of Notes held by the related Trust, any other obligor on the Notes, the Seller or an affiliate of any of them; (v) reduce the percentage of the aggregate outstanding amount of the Notes the consent of the holders of which is required to direct the Indenture Trustee to sell or liquidate the Contracts if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding Notes; (vi) decrease the percentage of the aggregate principal amount of the Notes required to amend the sections of the Indenture which specify the applicable percentage of aggregate principal amount of the Notes necessary to amend the Indenture or certain other related agreements; or (vii) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any of the collateral for the Notes or, except as otherwise permitted or contemplated in the Indenture, terminate the lien of the Indenture on any such collateral or deprive the holder of any Note of the security afforded by the lien of the Indenture.

     Events of Default; Rights Upon Event of Default. With respect to each Trust, unless otherwise specified in the related Prospectus Supplement, "Events of Default" under the Indenture will consist of: (i) any failure to pay interest on any Note as and when the same becomes due and payable, which failure continues unremedied for five days; (ii) except as set forth in (iv) below, any failure to make any installment of the principal of any Note as and when the same becomes due and payable which failure continues unremedied for thirty days after the giving of written notice of such failure to the Issuer and the Seller (or the Servicer, as applicable) by the Indenture Trustee or to the Issuer and the Seller (or the Servicer, as applicable) and the Indenture Trustee by the holders of not less than 25% of the aggregate outstanding principal amount of the Notes; (iii) any default in the observance or performance in any material respect of any other covenants or agreements in the Indenture, which failure materially and adversely affects the rights of Noteholders, and which failure continues unremedied for thirty days after the giving of written notice of such failure to the Issuer and the Seller (or the Servicer, as applicable) by the Indenture Trustee or to the Issuer and the Seller (or the Servicer, as applicable) and the Indenture Trustee by the holders of not less than 25% of the aggregate outstanding principal amount of the Notes; (iv) any failure to pay in full the outstanding principal balance of any Notes on or prior to the applicable Note Final Scheduled Distribution Date; and (v) certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings and certain actions by the Trust indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations. However, unless otherwise specified in the related Prospectus Supplement, the amount of principal required to be paid to Noteholders under the Indenture will generally be limited to amounts available to be deposited in the Note Distribution Account. Therefore, unless otherwise specified in the related Prospectus Supplement, the failure to pay principal on a class of Notes generally will not result in the occurrence of an Event of Default until the Note Final Scheduled Distribution Date for such class of Notes.

     Unless otherwise specified in the related Prospectus Supplement, if an Event of Default should occur and be continuing with respect to the Notes of any series, the related Indenture Trustee or holders of not less than a majority in aggregate outstanding principal amount of the Controlling Notes may declare the principal of the Notes to be immediately due and payable. Such declaration may, under certain circumstances, be rescinded by the holders of not less than a majority of the aggregate outstanding principal amount of such Controlling Notes.

     "Controlling Notes" means (i) if there is only one class of Notes, such class of Notes and (ii) if there is more than one class of Notes (a) all Notes of the most senior class of Notes then outstanding voting together as a single class until such class of Notes have been paid in full, and (b) from and after the payment in full of such senior class of Notes then outstanding, all Notes of the next most senior class of Notes voting together as a single class until such class of Notes have been paid in full.

     Unless otherwise specified in the related Prospectus Supplement, if the Notes of any series are due and payable following an Event of Default with respect thereto, the related Indenture Trustee may institute proceedings to collect amounts due or foreclose on Trust property, exercise remedies as a secured party under the related Contracts, sell the related Contracts or elect to have the Trust maintain possession of such Contracts and continue to apply collections on such Contracts as if there had been no declaration of acceleration. Unless otherwise specified in the related Prospectus Supplement, the Indenture Trustee, however, is prohibited from selling the related Contracts following an Event of Default unless (i) the holders of all the outstanding related Notes consent to such sale, (ii) the proceeds of such sale are sufficient to pay in full the principal of and the accrued interest on such outstanding related Notes at the date of such sale, or (iii) the Indenture Trustee determines that the proceeds of the Contracts would not be sufficient on an ongoing basis to make all payments on the Notes as such payments would have become due if such obligations had not been declared due and payable, and the Indenture Trustee obtains the consent of the holders of not less than 66 2/3% of the aggregate outstanding principal amount of the Controlling Notes. Unless otherwise specified in the related Prospectus Supplement, following a declaration upon an Event of Default that the Notes are immediately due and payable, (i) Noteholders will be entitled to ratable repayment of principal on the basis of their respective unpaid principal balances, and (ii) repayment in full of the accrued interest on and unpaid principal balances of the Notes will be made prior to any further payment of interest on the Certificates or in respect of the Certificate Balance (other than payments of the "Principal Liquidation Loss Amount" (as defined in the related Prospectus Supplement) and other payments from the Enhancement (if any) applicable to the Certificates).

     Subject to the provisions of the Indenture relating to the duties of the Indenture Trustee, if an Event of Default occurs and is continuing with respect to a series of Notes, the Indenture Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of such Notes, if the Indenture Trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with such request. Subject to the provisions for indemnification and certain limitations contained in the Indenture, the holders of not less than a majority in aggregate outstanding principal amount of the Controlling Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee and the holders of not less than a majority in aggregate outstanding principal amount of such Controlling Notes may, in certain cases, waive any past default with respect thereto, except a default (i) in the payment of principal of or interest on any of the Notes or (ii) in respect of a covenant or provision of the Indenture that cannot be modified or amended without the consent of the holder of each Note.

     No holder of a Note of any series will have the right to institute any proceeding with respect to the related Indenture unless (i) such holder previously has given to the Indenture Trustee written notice of a continuing Event of Default, (ii) the holders of not less than 25% in aggregate outstanding principal amount of the Controlling Notes have made written request of the Indenture Trustee to institute such proceeding, (iii) such holder or holders have offered the Indenture Trustee reasonable indemnity, (iv) the Indenture Trustee has for sixty days after its receipt of such notice, request and offer of indemnity failed to institute such proceeding, and (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty-day period by the holders of not less than a majority in aggregate outstanding principal amount of such Controlling Notes.

     If an Event of Default occurs and is continuing and if it is known to the Indenture Trustee, the Indenture Trustee will mail to each Noteholder notice of the Event of Default within ninety days after it occurs. Except in the case of a failure to pay principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as it determines in good faith that withholding the notice is in the interests of Noteholders.

     In addition, each Indenture Trustee and the related Noteholders, by accepting the related Notes, will covenant that they will not, for a period of one year and one day after the termination of the Indenture, institute against the Affiliated Owner, if any, the Company or the related Trust any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

     Neither the Indenture Trustee in its individual capacity nor the Owner Trustee in its individual capacity, nor any holder of a Certificate including, without limitation, the Affiliated Owner (if any) or the Company, nor any of their respective owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of the principal of or interest on the related Notes or for the agreements of the related Trust contained in the Indenture.

     Certain Covenants. Unless otherwise specified in the related Prospectus Supplement, each Indenture will provide that the related Trust may not consolidate with or merge with or into any other entity, unless (i) the entity formed by or surviving such consolidation or merger is organized under the laws of the United States, any state or the District of Columbia, (ii) such entity expressly assumes the Trust's obligation to make due and timely payments upon the Notes and the performance or observance of every agreement and covenant of the Trust under the Indenture, (iii) no Event of Default shall have occurred and be continuing immediately after such merger or consolidation, (iv) the Trust has been advised that the rating of the related Notes or Certificates then in effect would not be reduced or withdrawn by the Rating Agencies as a result of such merger or consolidation, (v) any action as is necessary to maintain the lien and security interest created by the Indenture shall have been taken, and (vi) the Trust has received an opinion of counsel to the effect that such consolidation or merger will have no material adverse tax consequences to the Trust or to any related Noteholder or Certificateholder.

     Unless otherwise specified in the related Prospectus Supplement, each Trust will covenant that it will not, among other things, (i) except as expressly permitted by the Indenture, the Purchase Agreements or the Trust Documents (collectively, the "Related Documents"), sell, convey, transfer, exchange or otherwise dispose of any of the assets of the Trust, (ii) claim any credit on or make any deduction from the principal or interest payable in respect of the related Notes (other than amounts withheld under the Code or applicable state law) or assert any claim against any present or former holder of such Notes because of the payment of taxes levied or assessed upon the Trust, (iii) dissolve or liquidate in whole or in part, (iv) permit the validity or effectiveness of the related Indenture to be impaired or permit the lien of the Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any person to be released from any covenants or obligations with respect to the related Notes under such Indenture except as may be expressly permitted thereby or (v) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of the Indenture) to be created on or extend to or otherwise arise upon or burden the assets of the Trust or any part thereof, or any interest therein or the proceeds thereof.

     No Trust will incur, assume or guarantee any indebtedness other than indebtedness incurred pursuant to the related Notes and the related Indenture or otherwise in accordance with the Related Documents.

     Annual Compliance Statement. Each Trust will be required to file annually with the related Indenture Trustee a written statement as to the fulfillment of its obligations under the Indenture.

     Indenture Trustee's Annual Report. The Indenture Trustee will be required to mail each year to all related Noteholders a brief report relating to its eligibility and qualification to continue as Indenture Trustee under the related Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of certain indebtedness owing by the Trust to the Indenture Trustee in its individual capacity, the property and funds physically held by the Indenture Trustee as such and any action taken by it that materially affects the Notes and that has not been previously reported.

     Satisfaction and Discharge of Indenture. An Indenture will be discharged with respect to the assets of the Trust securing the related Notes upon the delivery to the related Indenture Trustee for cancellation of all such Notes or, with certain limitations, upon deposit with the Indenture Trustee of funds sufficient for the payment in full of all of such Notes.

     The Indenture Trustee. The Indenture Trustee for a series of Notes will be specified in the related Prospectus Supplement. The Indenture Trustee may resign at any time, in which event the Servicer, or its successor, will be obligated to appoint a successor trustee. The Servicer may also remove the Indenture Trustee if the Indenture Trustee ceases to be eligible to continue as such under the Indenture or if the Indenture Trustee becomes insolvent. In such circumstances, the Servicer will be obligated to appoint a successor trustee. Any resignation or removal of the Indenture Trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee and will be subject to any conditions or approvals, if any, specified in the related Prospectus Supplement.

     In addition, the Indenture Trustee shall agree that if for any reason it shall cease to be an approved trustee under the Ship Mortgage Act, it shall immediately give notice thereof to the Servicer and shall cause a successor indenture trustee to be appointed. Any such successor indenture trustee must be an approved trustee under the Ship Mortgage Act and must also be an eligible servicer or an affiliate of an eligible servicer, which eligible servicer is willing to act as servicer upon a servicing transfer.

     The Trust Documents will provide that the Servicer will pay the Indenture Trustee's fees. The Trust Documents will further provide that the Indenture
Trustee will be entitled to indemnification by the Servicer for, and will be held harmless against, any cost, loss, liability, claim, damage or expense incurred by the Indenture Trustee in connection with the acceptance or performance of the trusts and duties contained in the Indenture in accordance with the terms and conditions therein, not resulting from its own willful misfeasance, bad faith or gross negligence (other than by reason of a breach of any of its representations or warranties set forth in the Indenture).

     Trust Indenture Act. Each Indenture will comply with all applicable provisions of the Trust Indenture Act of 1939, as amended.

                                   ENHANCEMENT

     General. The Prospectus Supplement for a series of Securities will specify whether there is Enhancement for any class of the Securities of a series and, if so, the material terms of such Enhancement. Any Enhancement may be intended (i) to enhance the likelihood of receipt by the Certificateholders, if any, and/or the Noteholders, if any, of the full amount of principal and interest due thereon, and to decrease the likelihood that the Certificateholders, if any, and/or the Noteholders, if any, will experience losses, or (ii) to provide protection against changes in interest rates or against other risks, or (iii) to supplement the interest rate on the Contracts, in each case to the extent and under the conditions specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, any Enhancement for a class of Securities will not provide protection against all risks of loss and will not guarantee repayment of the entire principal and interest thereon. If losses occur which exceed the amount covered by any Enhancement or which are not covered by any Enhancement, Securityholders will bear their allocable share of such losses. In addition, if a form of Enhancement covers more than one class of Securities of a series, Securityholders of any such class will be subject to the risk that such Enhancement will be exhausted by the claims of Securityholders of other classes.

     Subordination. Unless otherwise specified in the related Prospectus Supplement, the rights of Certificateholders to receive distributions of interest and principal are subordinated to the rights of Noteholders to receive payment in full of all amounts of interest and principal which the Noteholders are entitled to receive on the related Distribution Date. Consequently, unless otherwise specified in the related Prospectus Supplement, no distribution will be made to the Certificateholders on any Distribution Date in respect of (i) interest until the full amount of interest and principal on the Notes payable on such Distribution Date has been distributed to the Noteholders, other than payments from the applicable Enhancement, if any, and (ii) principal until the Notes have been paid in full, other than distributions in respect of the Principal Liquidation Loss Amount to the extent, if any, set forth in the related Prospectus Supplement.

     If and to the extent specified in the related Prospectus Supplement, the rights of one or more classes of Notes of a series to receive distributions of interest and principal may be subordinated to the rights of one or more other classes of Notes of the same series to receive payment in full of all amounts of interest and principal which are payable thereon on each Distribution Date.

     Other Enhancement. The amounts and types of credit or cash flow enhancement arrangements (each, an "Enhancement"), if any, with respect to each class of Securities will be set forth in the related Prospectus Supplement. If and to the extent provided in the related Prospectus Supplement, Enhancement may be in the form of a financial guaranty insurance policy, letter of credit, CIT Limited Guarantee, reserve fund, third party guarantee, cash collateral account, derivative product, credit facility, yield supplement agreement, overcollateralization, guaranteed investment contract, guaranteed rate agreement, other agreements with respect to third party payments or other support, or other form of credit or cash flow enhancement, or any combination thereof, as may be described in the related Prospectus Supplement. If specified in the related Prospectus Supplement, Enhancement for a class of Securities of a series may cover one or more other classes of Securities in such series. Further information regarding providers of Enhancement, including financial information when material, will be included in the related Prospectus Supplement.

     Financial Guaranty Insurance Policy. If so specified in the related Prospectus Supplement, a financial guaranty insurance policy (each, a "Financial Guaranty Insurance Policy") may be obtained and maintained for one or more classes of Certificates or Notes of a series. The issuer of any Financial Guaranty Insurance Policy (a "Financial Guaranty Insurer") will be described in the related Prospectus Supplement. A copy of any such Financial Guaranty Insurance Policy will be attached as an exhibit to the related Prospectus Supplement.

     Unless otherwise specified in the related Prospectus Supplement, Financial Guaranty Insurance Policies generally unconditionally and irrevocably guarantee to Securityholders that an amount equal to each full and complete Insured Payment will be received by an agent of the Trustee on behalf of Securityholders, for distribution by the Trustee to each Securityholder. The "Insured Payment" will equal the full amount of the distributions of principal and interest to which Securityholders are entitled plus any other amounts specified in the related Prospectus Supplement.

     The specific terms of any Financial Guaranty Insurance Policy will be as set forth in the related Prospectus Supplement. Financial Guaranty Insurance Policies may have limitations including (but not limited to) limitations on the Financial Guaranty Insurer's obligation to guarantee the Seller's or the Servicer's obligation to repurchase or substitute for any Contracts, to guarantee any specified rate of prepayments or to provide funds to redeem Securities on any specified date.

     The Financial Guaranty Insurer may be subrogated to the rights of each Securityholder to receive payments under the Securities to the extent of any payments by such Financial Guaranty Insurer under the related Financial Guaranty Insurance Policy.

     Reserve Fund or Reserve Account. If so specified in the related Prospectus Supplement, an account (a "Reserve Fund" or "Reserve Account") may be established and funded by any combination of cash, one or more irrevocable letters of credit, Eligible Investments, one or more derivative products, amounts otherwise distributable to one or more classes of Securityholders or to the owners of any Retained Yield, or any other instrument satisfactory to the Rating Agency or Agencies. A Reserve Fund may be funded from the Available Amount remaining on each Distribution Date after all amounts then due have been paid to the Securityholders, the Servicer, and any provider of Enhancement. In addition, with respect to any series of Securities as to which Enhancement includes a letter of credit or a derivative product, if so specified in the related Prospectus Supplement, under certain circumstances the remaining amount of the letter of credit may be drawn by the Owner Trustee or the termination payment under a derivative product may be demanded by the Owner Trustee, and in each case deposited in a Reserve Fund. Funds in a Reserve Fund will be applied, invested and maintained in the manner and under the conditions specified in such Prospectus Supplement. Amounts in a Reserve Fund may be distributed to Securityholders, applied to reimburse the Servicer for outstanding advances, or may be used for other purposes, in the manner and to the extent specified in the related Prospectus Supplement. In the event that a Reserve Fund is funded through the application of the Available Amount remaining on each Distribution Date after all amounts then due have been paid to the Securityholders, the Servicer and any provider of Enhancement, it may be referred to as a "Spread Account" or "Reserve Account." In the event that a Reserve Fund is applied to supplement the monthly interest payments on certain Contracts, it may be referred to as a "Yield Supplement Account." In the event that the Reserve Fund is funded through the proceeds of a loan to the Trust by a third party lender, it may be referred to as a "Cash Collateral Account." The related Prospectus Supplement will specify whether any Reserve Fund will be established as part of the Trust or held outside the Trust by a collateral agent or similar third party (who may be a Trustee acting in a different capacity). The related Prospectus Supplement will describe the required levels of funding of a Reserve Fund, the circumstances under which a Reserve Fund may be applied to make distributions on a class of Securities, and the circumstances in which funds in a Reserve Fund may be released to persons other than Securityholders. A Trust may contain more than one Reserve Fund, each of which may apply only to a specified class of Securities or to specified Contracts.

     The Seller or the Affiliated Owner, if any, may at any time, without consent of the Securityholders, sell, transfer, convey or assign in any manner its rights to and interests in distributions from the Reserve Fund provided that
(i) the Rating Agency Condition is satisfied, (ii) the Seller or the Affiliated Owner, as the case may be, provides to the Trustees an opinion from independent counsel that such action will not cause the related Trust to be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes, and (iii) such transferee or assignee agrees in writing to take positions for federal income tax purposes consistent with the federal income tax positions agreed to be taken by the Seller or the Affiliated Owner, as the case may be.

     Limited Guarantee. If specified in the related Prospectus Supplement, certain payments on a class of the Securities of a series, certain deficiencies in principal or interest payments on the Contracts, or certain liquidation losses on the Contracts, may be covered by a limited guarantee or other similar instrument (the "Limited Guarantee"), limited in scope and amount, issued by CIT. If not so specified, the Securityholders will have no recourse to CIT for any amounts due on the Securities. If so specified, CIT may be obligated to take one or more of the following actions in the event the Company fails to do so: make deposits to an account, make advances, or purchase defaulted Contracts. Any such Limited Guarantee will be limited in amount and a portion of the coverage of any such Limited Guarantee may be separately allocated to certain events. The scope, amount and, if applicable, the allocation of any Limited Guarantee will be described in the related Prospectus Supplement.

     Credit Facility. With respect to a series of Securities, one or more classes may be entitled to the benefit of one or more letters of credit, guarantees, limited guarantees, surety bonds or similar credit facilities (each, a "Credit Facility"). Each such Credit Facility may be in an amount greater than, equal to or less than the Certificate Balance of the Certificates of each class (or the principal balance of the Notes of each class) entitled to the benefits thereof, and may be subject to reduction or be limited as to duration, all as described in the related Prospectus Supplement. To the extent specified in the related Prospectus Supplement, amounts realized under a Credit Facility supporting any class of Securities may be used for the same purposes as amounts on deposit in a Reserve Fund. A Credit Facility may be held by a Trustee as part of the related Trust or may be held by a collateral agent or other third party (who may be a Trustee acting in a different capacity). The related Prospectus Supplement will contain a description of the material terms of any Credit Facility and any arrangement pursuant to which the Credit Facility is held outside of the Trust and will state whether the Trust, the Seller, the Servicer or a third party will pay the fees of the provider of the Credit Facility (the "Credit Facility Provider"). Such Prospectus Supplement will also contain certain information concerning the Credit Facility Provider, which information will have been provided to the Seller by the Credit Facility Provider for use in such Prospectus Supplement. CIT, CITSF or an affiliate thereof may be a Credit Facility Provider.

     If specified in the related Prospectus Supplement, a Credit Facility, rather than guaranteeing distributions of particular amounts to the holders of Securities of particular classes, may instead guarantee certain collections on the related Contract Pool. These guaranteed collections may be attributable to all or a portion of the amounts due on Contracts in liquidation, all or a portion of the scheduled monthly payments due on the Contracts or other amounts. The extent to which any such collections are guaranteed under a Credit Facility which functions in this manner will be described in the related Prospectus Supplement.

     Liquidity Facility. With respect to a series of Securities, one or more classes may be entitled to the benefit of one or more purchase agreements or other liquidity facilities (each, a "Liquidity Facility"), pursuant to which the provider of such Liquidity Facility (the "Liquidity Facility Provider") will provide funds to be used to purchase some or all of such Securities. Unless otherwise specified in the related Prospectus Supplement, a Liquidity Facility will be held outside of the Trust by a third party (which may be a Trustee acting in another capacity). The related Prospectus Supplement will contain a description of the material terms of any such Liquidity Facility and any arrangement pursuant to which it is held outside of the Trust, and will contain certain information concerning the Liquidity Facility Provider, which information will have been provided to the Seller by the Liquidity Facility Provider for use in such Prospectus Supplement. CIT, CITSF or an affiliate thereof may be a Liquidity Facility Provider. If specified in the related Prospectus Supplement, a Reserve Fund or Credit Facility may also serve as a Liquidity Facility.

     Replacement. If specified in the related Prospectus Supplement, the Seller may replace the Enhancement for any class of Securities with another form of Enhancement without the consent of Securityholders, provided the Rating Agency Condition is satisfied.

                  CERTAIN INFORMATION REGARDING THE SECURITIES

Book-Entry Registration

     Unless otherwise specified in the related Prospectus Supplement, persons acquiring beneficial ownership interests in the Notes may hold their interests through DTC in the United States or Cedel or Euroclear in Europe and persons acquiring beneficial ownership interests in the Certificates may hold their interests through DTC. Unless otherwise specified in the related Prospectus Supplement, Securities will be registered in the name of Cede as nominee for DTC. Cedel and Euroclear will hold omnibus positions with respect to the Notes on behalf of Cedel Participants and Euroclear Participants, respectively, through customers' securities accounts in Cedel's and Euroclear's name on the books of their respective depositories (collectively, the "Depositories") which in turn will hold such positions in customers' securities accounts in the Depositories' names on the books of DTC.

     DTC is a  limited-purpose  trust  company  organized  under the laws of the
State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC accepts securities for deposit from its participating organizations ("Participants") and facilitates the clearance and settlement of securities transactions between Participants in such securities through electronic book-entry changes in accounts of its Participants, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

     Security Owners who are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of Securities may do so only through Participants or Indirect Participants (unless and until Definitive Securities are issued). In addition, Security Owners will receive all distributions of principal and interest on the Securities through DTC and its Participants. Under a book-entry format, Security Owners will receive payments after the related Distribution Date because such payments will be forwarded by the Trustees on the Distribution Date to Cede, as nominee for DTC. DTC will forward such payments to its Participants which thereafter will forward them to Indirect Participants or Security Owners. It is anticipated that the only "Holder" or "Securityholder," as such terms are used herein, will be Cede, as nominee of DTC. Security Owners will not be recognized by the Trustees as Securityholders, as such term will be used, in the Trust Documents. Security Owners will only be permitted to exercise the rights of Securityholders or to communicate with other Securityholders indirectly through DTC and its
Participants which in turn will exercise their rights through DTC. Security Owners will not have access to the list of Security Owners of a series, which may impede the ability of Security Owners to communicate with each other. Security Owners will not receive or be entitled to receive Definitive Notes or Definitive Certificates representing their respective interests in the Securities, except under the limited circumstances described below and such other circumstances, if any, as may be specified in the related Prospectus Supplement.

     Transfers between Participants will occur in accordance with DTC Rules. Transfers between Cedel Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Due to time zone differences, credits of securities received in Cedel or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Cedel Participant on such business day. Cash received in Cedel or Euroclear as a result of sales of Securities by or through a Cedel Participant or Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Cedel or Euroclear cash account only as of the business day following settlement in DTC.

     Cross-market transfers between persons directly or indirectly holding Notes through DTC, on the one hand, and directly or indirectly through Cedel Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC Rules on behalf of the relevant European international clearing system by its Depository; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadline (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depository to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedel Participants and Euroclear Participants may not deliver instructions directly to the Depositories.

     With respect to any series of Securities, while the Securities are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "DTC Rules"), DTC will be required to make book-entry transfers among Participants on whose behalf it acts with respect to the Notes and Certificates and will be required to receive and transmit distributions of principal and interest on the Securities. Participants and Indirect Participants with which Security Owners have accounts with respect to the Securities will be similarly required to make book-entry transfers and receive and transmit such payments on behalf of their respective Security Owners.

     Since DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants, the ability of a Security Owner to pledge Notes or Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Securities, may be limited due to the lack of physical certificates for such Securities. Issuance of the Securities in book-entry form may reduce the liquidity of such Securities in the secondary market since certain potential investors may be unwilling to purchase Securities for which they cannot obtain physical certificates.

     Cedel is incorporated under the laws of Luxembourg as a professional depository. Cedel holds securities for its participating organizations ("Cedel Participants") and facilitates the clearance and settlement of securities transactions between Cedel Participants through electronic book-entry changes in accounts of Cedel Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Cedel in any of 28 currencies, including United States dollars. Cedel provides to its Cedel Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedel interfaces with domestic markets in several countries. As a professional depository, Cedel is subject to regulation by the Luxembourg Monetary Institute. Cedel Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Cedel is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedel Participant, either directly or indirectly.

     The Euroclear System was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. The Euroclear System includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. The Euroclear System is operated by the Brussels, Belgium Office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator" or "Euroclear"), under contract with Euroclear Clearance Systems, S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for the Euroclear System on behalf of dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through, or maintain a custodial relationship with, a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within the Euroclear System, withdrawals of securities and cash from the Euroclear System, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants and has no record of or relationship with persons holding through Euroclear Participants.

     Distributions with respect to Notes held through Cedel or Euroclear will be credited to the cash accounts of Cedel Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by its Depository. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Cedel or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a beneficial holder of Notes under the Indenture on behalf of a Cedel Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to its Depository's ability to effect such actions on its behalf through DTC.

     Unless and until Definitive Securities are issued, Security Owners who are not Participants may transfer ownership of Notes and Certificates only through Participants by instructing such Participants to transfer such Notes and
Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Securities, which account is maintained with their respective Participants. Under the DTC Rules and in accordance with DTC's normal procedures, transfers of ownership of Securities will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the respective Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Securities Owners.

     DTC has advised the Company that, unless and until Definitive Securities are issued, DTC will take any action permitted to be taken by a Securityholder under the Trust Documents only at the direction of one or more Participants to whose DTC accounts the Securities are credited. Additionally, DTC has advised the Company that it will take such actions with respect to specified percentages of a class of the Securities only at the direction of Participants whose holdings include principal amounts of the Securities that satisfy such percentages. DTC may take conflicting actions with respect to other principal amounts of the Securities to the extent that such actions are taken on behalf of Participants whose holdings include such principal amounts.

     NEITHER THE TRUST, THE SELLER, THE SERVICER, CIT, ANY AFFILIATED OWNER, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, NOR ANY OF THE UNDERWRITERS WILL HAVE ANY RESPONSIBILITY OR OBLIGATION TO ANY PARTICIPANTS, CEDEL PARTICIPANTS OR EUROCLEAR PARTICIPANTS OR SECURITY OWNERS WITH RESPECT TO (1) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC, CEDEL, EUROCLEAR OR ANY PARTICIPANT, (2) THE PAYMENT BY DTC, CEDEL, EUROCLEAR OR ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY SECURITY OWNER IN RESPECT OF THE PRINCIPAL AMOUNT OF, OR INTEREST ON, THE SECURITIES, (3) THE DELIVERY BY ANY PARTICIPANT, CEDEL PARTICIPANT OR EUROCLEAR PARTICIPANT OF ANY NOTICE TO ANY SECURITY OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE INDENTURE OR THE TRUST DOCUMENTS TO BE GIVEN TO SECURITYHOLDERS OR (4) ANY OTHER ACTION TAKEN BY DTC AS THE SECURITYHOLDER.

Definitive Securities

     With respect to any series of Securities, unless otherwise specified in the related Prospectus Supplement, the Notes and Certificates will be issued in fully registered, certificated form ("Definitive Notes" and "Definitive

Certificates," respectively, and together, "Definitive Securities") to Security Owners or their nominees, rather than to DTC or its nominee, only if (i) the Servicer advises the Trustees in writing that DTC is no longer willing or able to discharge properly its responsibilities as Depository with respect to the Securities and the Servicer is unable to locate a qualified successor, (ii) the Servicer, at its option, elects to terminate the book-entry system through DTC or (iii) after the occurrence of an Event of Default or an Event of Termination, Note Owners or Certificate Owners representing in the aggregate not less than a majority of the outstanding principal balance of the Notes of a series or the Certificate Balance of the Certificates of a series advise DTC through Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interest of such Note Owners or Certificate Owners.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the related Trustees are required to notify DTC of the availability of Definitive Securities. Upon surrender by DTC of the global notes and global certificates representing the Notes and Certificates of a series and instructions for re-registration, the Trustees will issue the Notes of a series as Definitive Notes and the Certificates of a series as Definitive Certificates, and thereafter the Trustees will recognize the holders of such Definitive Notes and Definitive Certificates as Noteholders and Certificateholders, respectively, under the Trust Documents ("Noteholders" and "Certificateholders" respectively, and together, "Securityholders" or "Holders").

     Unless otherwise specified in the related Prospectus Supplement, distributions of principal of the Securities and interest on the Securities thereafter will be made by the related Trustees directly to Holders in accordance with the procedures set forth herein and in the Trust Documents. Distributions of principal and interest on each Distribution Date will be made to Holders in whose names the Definitive Securities were registered on the Record Date. Such distributions will be made by check mailed to the address of such Holder as it appears on the register maintained by such Trustees or other person appointed pursuant to the Trust Documents. The final payment on any Securities, however, will be made only upon presentation and surrender of such Note or Certificate at the office or agency specified in the notice of final distribution to Holders.

     Unless otherwise specified in the related Prospectus Supplement, Definitive Securities will be transferable and exchangeable at the offices of the related Trustees. No service charge will be imposed for any registration of transfer or exchange, but such Trustees may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

List of Securityholders

     Unless otherwise specified in the related Prospectus Supplement, if Definitive Certificates have been issued, the related Owner Trustee will, upon written request by three or more Certificateholders or by holders of Certificates evidencing not less than 25% of the Certificate Balance, within five Business Days after receipt of such request, afford such Certificateholders access during normal business hours to the current list of Certificateholders for purposes of communicating with other Certificateholders with respect to their rights under the Purchase Agreements and the Trust Documents provided such Certificateholders (i) state that they wish to communicate with other Certificateholders with respect to their rights under the Purchase Agreements, the Trust Documents or the Certificates and (ii) provide the Owner Trustee and the Servicer with a copy of the proposed communication. The Purchase Agreements and Trust Documents will not provide for the holding of any annual or other meetings of Certificateholders.

     Unless otherwise specified in the related Prospectus Supplement, if Definitive Notes have been issued, the Indenture Trustee will, upon written request by three or more Noteholders within five Business Days after receipt of such request, afford such Noteholders access during business hours to the current list of Noteholders for purposes of communicating with other Noteholders with respect to their rights under the Indenture provided such Noteholders (i) state that they wish to communicate with other Noteholders with respect to their rights under the Indenture and (ii) provide the Indenture Trustee and the Servicer with a copy of the proposed communication. The Indenture will not provide for the holding of any annual or other meetings of Noteholders.

Statements to Securityholders

     On each Distribution Date, the Servicer will prepare and provide to the Trustees a statement, to be delivered on the Distribution Date to each Securityholder. Unless otherwise specified in the related Prospectus Supplement, the statement will set forth at least the following information for the related Due Period:

          (i) the amount of collections on the Contracts during the immediately preceding Due Period;

          (ii) the Available Amount for payment of all amounts distributable in respect of the Securities and the Servicer Payment;

          (iii) the amount of the distribution allocable to principal of the Notes (if applicable) and to the Certificate Balance of the Certificates (if applicable), including any overdue principal;

          (iv) the amount of the distribution allocable to interest on or with respect to each class of Securities, including any overdue interest;

          (v) the Pool Balance, the Note Pool Factor (if applicable) and the Certificate Pool Factor (if applicable) as of the end of the related Due Period;

          (vi) the Servicer Payment for such Distribution Date;

          (vii) the amount of Monthly Advances and Non-Reimbursable Payments, if any, on such date;

          (viii) the amount, if any, withdrawn from any Enhancement (if applicable) and distributed to the Securityholders with respect to such Distribution Date;

          (ix) the amount available under any Enhancement (if applicable), after giving effect to any deposit to or withdrawal from the Enhancement with respect to such Distribution Date, and such amount expressed as a percentage of the Pool Balance;

          (x) the aggregate principal balance of all Contracts which were delinquent 30, 60 and 90 days or more as of the last day of the related Due Period;

          (xi) the amount of investment earnings, net of losses and investment expenses, on amounts on deposit in the Collection Account;

          (xii) during the Funding Period, if any, the amount of funds on deposit in the Pre-Funding Account;

          (xiii) during the Funding Period, if any, the number and aggregate principal balance of Subsequent Contracts;

          (xiv) during the Funding Period, if any, the number and aggregate principal balance of Subsequent Contracts purchased by the Trust since the preceding Distribution Date;

          (xv) during the Funding Period, if any, the amount, if any, withdrawn from the Capitalized Interest Account, if any, to make payments of interest on the Securities;

          (xvi) during the Funding Period, if any, the amount remaining on deposit in the Capitalized Interest Account, if any;

          (xvii) during the Funding Period, if any, the amount of investment earnings, net of losses and investment expenses, on amounts on deposit in the Pre-Funding Account;

          (xviii) during the Funding Period, if any, the amount of investment earnings, net of losses and investment expenses, on amounts on deposit in the Capitalized Interest Account, if any;

          (xix) on the Distribution Date immediately following the end of the Funding Period (or if the Funding Period ends on a Distribution Date on such Distribution Date), if any, the aggregate principal amount and percentage of each of the Notes, if any, and Certificates, if any, which are being redeemed;

          (xx) the aggregate principal balance of all Contracts which became either "Defaulted Contracts" or "Liquidated Contracts" (as defined in the related Prospectus Supplement) during the related Due Period (if the related Prospectus Supplement includes definitions of such term or terms);

          (xxi) the number and aggregate principal amount of Contracts which were prepaid, in part or in whole, during the related Due Period;

          (xxii) the aggregate outstanding principal balance of the Notes (if applicable) as of such Distribution Date (after giving effect to any distributions thereon and reductions thereto on such Distribution Date);

          (xxiii)  the   Certificate   Balance  (if   applicable)   as  of  such
     Distribution Date (after giving effect to any distributions thereon and reductions thereto on such Distribution Date);

          (xxiv) the amount, if any, by which the amount due to be distributed to Noteholders (if applicable) and Certificateholders (if applicable) exceeds the actual amount distributed on the related Distribution Date to Noteholders (if applicable) and Certificateholders (if applicable), respectively;

          (xxv) if applicable, the amount of surplus to be distributed to the Affiliated Owner, if any, after all payments have been made in respect of the Securities, the Servicer Payment has been paid and all deposits to any Reserve Fund and payments to a Credit Facility Provider have been made;

          (xxvi) if applicable, the balance of the Paid-Ahead Account; and

          (xxvii) such other information as may be specified in the related Prospectus Supplement.

     If a Limited Guarantee is issued by CIT with respect to a series of Securities, the monthly and annual reports will include a statement to the following effect: CIT is subject to the requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission. As a result of the limited guarantee by CIT, information relating to CIT which is material will be available through such reports and other information.

     Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law (where applicable law specifies such date), the Trustee will mail to each person who at any time during such calendar year shall have been a Securityholder, and received any payment on its Security, a statement containing the relevant amounts described above for such calendar year for the purposes of such Securityholder's preparation of federal income tax returns. See "Certain Federal Income Tax Consequences."

     Unless and until Definitive Certificates or Definitive Notes are issued, such reports with respect to a series of Securities will be sent on behalf of the related Trust to the Trustees and Cede, as registered holder of the Certificates and the Notes and the nominee of DTC. Certificate Owners and Note Owners may receive copies of such reports upon written request, together with a certification that they are Certificate Owners or Note Owners, as the case may be, and payment of reproduction and postage expenses associated with the distribution of such reports, from the Owner Trustee or the Indenture Trustee, as applicable. See "--Statements to Securityholders" and "--Book-Entry Registration" above.

                 THE PURCHASE AGREEMENTS AND THE TRUST DOCUMENTS

     Unless otherwise specified in the related Prospectus Supplement, the following summary describes certain terms of the Purchase Agreement and any Subsequent Purchase Agreement (together, the "Purchase Agreements") and the Sale and Servicing Agreement, any Subsequent Transfer Agreements and the Trust Agreement or the Pooling and Servicing Agreement (collectively, the "Trust Documents"). Forms of the Purchase Agreements and the Trust Documents have been filed as exhibits to the Registration Statement of which this Prospectus forms a part. CITSF will provide a copy of such agreements (without exhibits) upon request to a holder of Securities described therein. This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all of the provisions of the Purchase Agreements and the Trust Documents, and the following summary will be supplemented in whole or in part by the related Prospectus Supplement. Where this summary refers to particular provisions or terms used in the Purchase Agreements or Trust Documents, the actual provisions (including definitions of terms) are incorporated by reference as part of such summary.

Sale and Assignment of the Contracts

     On or prior to the Closing Date for a series of Securities and on each Subsequent Transfer Date, if any, pursuant to the Purchase Agreement or a Subsequent Purchase Agreement, as the case may be, between CITSF and the Company, CITSF will sell and assign to the Company, without recourse, its entire interest in and to the Initial Contracts and Subsequent Contracts, respectively, including its security interests in the related Financed Boats. On the Closing Date and each Subsequent Transfer Date, the Seller will sell and assign to the Trust, without recourse, all of its right, title and interest in and to the Contracts, including its security interests in the Financed Boats. Unless otherwise specified in the related Prospectus Supplement, certain of the Contracts will be purchased by CITSF from CITCF-NY before they are sold to the Company. The Company established a Selling Trust in 1996, and the Company and its affiliates may in the future establish one or more additional Selling Trusts. The Company has sold and assigned Contracts to the existing Selling Trust, without recourse, which the Company purchased from CITSF, without recourse (and which, in some cases, CITSF purchased from CITCF-NY, without recourse). In the future, the Company may sell and assign Contracts, without recourse, to the existing Selling Trust and one or more additional Selling Trusts. The existing Selling Trust has funded its purchases of Contracts through its issuance of securities secured by a security interest in the Contracts. A Selling Trust will make no representations with respect to its Contracts, and will have no obligations with respect to the Securities.

     Each Contract will be identified in a schedule appearing as an exhibit to the relevant Purchase Agreement and the Trust Documents (the "List of Contracts") which includes, among other things, the Contract Rate, Initial Cut-off Date Principal Balance and date of the last scheduled payment for each Contract. The Owner Trustee or its designated agent will, concurrently with the sale and assignment of the Initial Contracts to the Trust, either (i) execute, authenticate and deliver the Securities to the Company in exchange for the Initial Contracts transferred by the Company and/or the Selling Trsut (or the Company on behalf of the Company and/or the Selling Trust) to the Trust, in which event the Company and/or the Selling Trust will sell all or a portion of the Securities to the Underwriters or (ii) execute, authenticate and deliver the Securities to the Underwriters in exchange for the price specified in the related Prospectus Supplement, and transfer to the Company and the Selling Trust the respective prices for the Initial Contracts transferred by the Company and the Selling Trust, respectively, to the Trust.

     CITSF  will  make  certain  representations  and  warranties  in the  Trust
Documents with respect to each Initial Contract as of the Closing Date, including, unless otherwise specified in the related Prospectus Supplement, that
(i) as of the Initial Cut-off Date, the most recent scheduled payment of principal and interest was made by or on behalf of the related Obligor or was not delinquent more than sixty days, unless otherwise specified in the related Prospectus Supplement; (ii) no provision of a Contract has been waived, altered or modified in any respect, except by instruments or documents contained in the Contract File; (iii) each Contract is a legal, valid and binding obligation of the related Obligor and is enforceable in accordance with its terms (except as may be limited by laws affecting creditors' rights generally); (iv) no Contract is or will be subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and, to the knowledge of CITSF, no such right has been asserted with respect to any Contract; (v) the Obligor on each Contract is required to maintain physical damage insurance covering the related Financed Boat in accordance with CITSF's normal requirements or, if the related Financed Boat is not so covered by an Obligor's insurance, it is covered by a blanket insurance policy maintained by CITSF or the Servicer; (vi) no Contract was originated in or is subject to the laws of any jurisdiction whose laws would prohibit (A) the transfer of the Contract to the Company under the Purchase Agreements, (B) the transfer of the Contract to the Trust pursuant to the Trust Documents, or (C) the ownership of the Contracts by the Trust; (vii) each Contract complies with all requirements of law in all material respects; (viii) no Contract has been satisfied, subordinated in whole or in part or rescinded, and no Financed Boat has been released from the security interest of the related Contract in whole or in part; (ix) each Contract creates a valid and enforceable first priority security interest in favor of CITSF, CITCF-NY, or the related Dealer or financial intermediary in the Financed Boat covered thereby (which security interest, if in favor of the related Dealer or CITCF-NY, has been assigned to CITSF), such security interest has been assigned by CITSF to the Company and by the Company (and, if and to the extent specified in the related Prospectus Supplement, a Selling Trust) to the Trust, and all necessary action with respect to such Contract has been taken to perfect the security interest in the related Financed Boat in favor of CITSF or CITCF-NY; (x) all parties to each Contract had capacity to execute such Contract; (xi) no Contract has been sold, assigned or pledged by CITSF to any person other than the Company (or by the Company (or, if and to the extent specified in the related Prospectus Supplement, a Selling Trust) to any person other than the Trust) and, prior to the transfer of the Contracts by CITSF to the Company and the transfer of the Contracts by the Company (and, if and to the extent specified in the related Prospectus Supplement, a Selling Trust) to the Trust, CITSF or the Company, respectively, had good and marketable title to each Contract, free and clear of any lien, encumbrance, equity, loan, pledge, charge, claim or security interest, and was the sole owner and had full right to transfer such Contract to the Company and the Trust, respectively; (xii) as of the Initial Cut-off Date, there was no default, breach, violation or event permitting acceleration under any Contract, and no event which with notice and/or the expiration of any grace or cure period would constitute a default, breach, violation or event permitting acceleration under such Contract (except for payment delinquencies permitted by clause (i) above), and CITSF has not waived any of the foregoing (except for payment delinquencies permitted by clause (i) above); (xiii) there are no liens or claims which have been filed for work, labor or materials affecting a Financed Boat securing a Contract, which are or may be liens prior to or equal or coordinate with the security interest of the Contract; (xiv) each Contract is a fully-amortizing loan with interest at the stated Contract Rate and provides for level payments over the term of such Contract; (xv) each Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral of the benefits of the security (except as may be limited by creditors' rights generally); (xvi) the description of each Contract set forth in the List of Contracts is true and correct as of its date;
(xvii) no Obligor is the United States of America or any state or any agency, department, instrumentality or political subdivision thereof; (xviii) if the Obligor is in the military (including an Obligor who is a member of the National Guard or is in the reserves) and the Contract is subject to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Soldiers' and Sailors' Civil Relief Act"), or the California Military Reservist Relief Act of 1991 (the "Military Reservist Relief Act"), such Obligor has not made a claim to CITSF that (A) the amount of interest on the Contract should be limited to 6% pursuant to the Soldiers' and Sailors' Civil Relief Act during the period of such Obligor's active duty status, or (B) payments on the Contract should be delayed pursuant to the Military Reservist Relief Act, in either case unless a court has ordered otherwise upon application of CITSF; (xix) there is only one original executed copy of each Contract, which, immediately prior to the execution of the Trust Documents, was in the possession of CITSF; (xx) the Contract is "chattel paper" as defined in the New Jersey UCC; (xxi) the Contract satisfies the selection criteria set forth in the related Prospectus Supplement; (xxii) all of the right, title and interest of CITSF, the Company and, if applicable, CITCF-NY in the Contract has been validly sold, transferred and assigned to the Trust and all filings necessary to evidence such sale, transfer and conveyance have been made in all appropriate jurisdictions; and (xxiii) no adverse selection procedure was utilized in selecting the Contracts for sale by CITSF to the Company.

     Unless otherwise specified in the related Prospectus Supplement, the Trust Documents will require CITSF to make on each Subsequent Transfer Date the same representations and warranties with respect to each individual Subsequent Contract as it is required to make with respect to each Initial Contract sold to the Trust except that each such representation and warranty shall be made as of the Subsequent Cut-off Date relating to such Subsequent Contract. In addition, no Subsequent Contract will be sold to the Trust on a Subsequent Transfer Date unless such Subsequent Contract satisfies the criteria described in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Subsequent Financed Boats will consist of new and used boats, boat motors and boat trailers.

     Unless otherwise specified in the related Prospectus Supplement, under the terms of the Trust Documents and subject to certain conditions specified in the Trust Documents, CITSF will be obligated to repurchase from the Trust for the Purchase Price (as defined below) any Contract (a "Repurchased Contract") not later than ninety days after CITSF becomes aware, or eighty-five days after CITSF's receipt of written notice from a Trustee or the Servicer, of a breach of any representation or warranty by CITSF in the Trust Documents that materially and adversely affects the Trust's interest in such Contract if such breach has not been cured. CITSF shall effect such repurchase from the Trust by depositing the Purchase Price for such Contract in the Collection Account on the Deposit Date immediately following the determination that such Purchase Price is owed. Unless otherwise specified in the related Prospectus Supplement, the "Purchase Price" for any Contract will be the remaining principal amount outstanding on such Contract on the date of repurchase, plus thirty days' interest thereon at the Contract Rate on the Contract, and (ii) accrued and unpaid Servicing Fees thereon at the Servicing Fee Rate to the date of such repurchase. Upon such repurchase, the Trust shall transfer all right, title and interest in the Contract to CITSF, free and clear of the lien of the applicable Trust Documents. Unless otherwise specified in the related Prospectus Supplement, this repurchase obligation constitutes the sole remedy available to the Trust and the Securityholders for a breach of a representation and warranty under the Trust Documents with respect to the Contracts (but not with respect to any other breach by CITSF of its obligations under the Trust Documents).

     Unless otherwise specified in the related Prospectus Supplement, CITSF, the Company and the Trust will treat each of the transfers of the Contracts from CITSF to the Company and from the Company (and, if and to the extent specified in the related Prospectus Supplement, a Selling Trust) to the Trust as a sale. As a result of the sale of the Contracts by CITSF to the Company and by the Company (and, if and to the extent specified in the related Prospectus Supplement, a Selling Trust) to the Trust, the Contracts should not be part of the assets of either CITSF or the Company and should not be available to their respective creditors. However, in the event of the insolvency of CITSF or the Company, it is possible that a trustee in bankruptcy, conservator or receiver for, or a creditor of, CITSF or the Company, as the case may be, may assert that the transaction between CITSF and the Company or between the Company (and, if and to the extent specified in the related Prospectus Supplement, a Selling Trust) and the Trust, as the case may be, was a pledge of the Contracts to secure a loan, rather than a true sale. This position, if asserted, could prevent timely receipt by the Trust of payments of amounts due on the Contracts and, if accepted by a court, may result in delays or reductions in distributions of principal and interest on the Securities. Since the Contracts will remain in CITSF's possession and will not be stamped or otherwise marked to reflect the sale and assignment to the Trust, the Trust's interest in the Contracts could be defeated if a subsequent purchaser were to take physical possession of the Contracts without knowledge of the sale and assignment. See "Certain Legal Aspects of the Contracts."

     If specified in the related Prospectus Supplement, the terms of the sale of some or all of the Contracts from CITSF or the Seller or a Selling Trust or any of them to the related Trust may provide for the retention by CITSF or the Seller or such Selling Trust, as the case may be, of the right to receive a portion of the interest accruing thereon (the "Retained Yield").

Custody of Contract Files

     Unless otherwise specified in the related Prospectus Supplement, to reduce administrative costs, each Trust will appoint CITSF as initial custodian of the Contracts. Prior to the appointment of any custodian other than CITSF, the Trust and such proposed successor custodian specified in the related Prospectus Supplement shall enter into a custodian agreement pursuant to which such successor custodian will agree to hold the Contract Files on behalf of the related Trust. Any such custodian agreement may be terminated by the Trust on thirty days' notice to such successor custodian.

     Unless otherwise specified in the related Prospectus Supplement, to facilitate servicing and reduce administrative costs, the documents will not be physically segregated from other similar documents which are in

CITSF's possession. UCC financing statements will be filed in New Jersey and Oklahoma reflecting the sale and assignment of the Contracts to the Owner Trustee, and CITSF's accounting records and computer systems will also reflect such sale and assignment. The Contracts will not be stamped or otherwise marked to reflect the transfer of the Contracts by CITSF to the Company and by the Company (and, if and to the extent specified in the related Prospectus Supplement, a Selling Trusts) to the Trust, and will not be segregated from the other installment sale contracts of CITSF. The Obligors under the Contracts will not be notified of the transfer of the Contracts to the Company or to the Trust. If, through inadvertence or otherwise, any of the Contracts were sold to another party (or a security interest therein were granted to another party) that purchased (or took such security interest in) any of such Contracts in the ordinary course of its business and took possession of such Contracts, the purchaser (or secured party) would acquire an interest in the Contracts superior to the interest of the related Trust if the purchaser (or secured party) acquired (or took a security interest in) the Contracts for new value and without actual knowledge of such Trust's interest. See "Certain Legal Aspects of the Contracts."

Accounts

     For each Trust, the Servicer will establish and maintain with a Trustee one or more accounts, in the name of such Trustee on behalf of the Securityholders (the "Collection Account"), into which all payments made (after the Initial Cut-off Date or the Subsequent Cut-off Date, as applicable) on or with respect to the Contracts in the related Contract Pool will be deposited by the Servicer. See "--Collections." The Servicer will establish and maintain with a Trustee (or its designated agent) an account in the name of such Trustee on behalf of the Certificateholders, if any, into which amounts released from the Collection Account and any Enhancement for payment to the Certificateholders will be deposited and from which distributions to the Certificateholders will be made (the "Certificate Distribution Account"). The Servicer will establish and maintain with the Indenture Trustee (or its designated agent) an account in the name of the Indenture Trustee on behalf of the Noteholders, if any, into which amounts released from the Collection Account and from any Enhancement for payment to the Noteholders will be deposited and from which distributions to the Noteholders will be made (the "Note Distribution Account"). If the related Prospectus Supplement provides that the Contract Pool contains Precomputed Contracts, the Servicer will establish and maintain with a Trustee (or its designated agent) an account in the name of such Trustee on behalf of the Securityholders, into which early payments by or on behalf of Obligors on Precomputed Contracts which do not constitute scheduled payments, full prepayments or certain partial prepayments that result in a reduction of an Obligor's periodic payment below the scheduled payment as of the Initial Cut-off Date or Subsequent Cut-off Date, as the case may be, will be deposited (the "Paid-Ahead Account").

     Amounts held in the Certificate Distribution Account and in such other accounts as may be specified in the related Prospectus Supplement will not be available to make payments of amounts due on the Notes, if any, and will not be pledged to the Indenture Trustee as collateral security for the Notes.

     Each Account will be an Eligible Account maintained with the Owner Trustee, the Indenture Trustee and/or other depository institutions. "Eligible Account" means any account which is (i) an account maintained with an Eligible Institution; (ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; (iii) a "segregated trust account" maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of a Trustee, which depository institution or trust company has capital and surplus (or, if such depository institution or trust company is a subsidiary of a bank holding company system, the capital and surplus of the bank holding company) of not less than $50,000,000 and the securities of such depository institution (or, if such depository institution is a subsidiary of a bank holding company system and such depository institution's securities are not rated, the securities of the bank holding company) have a credit rating from each Rating Agency in one of its generic credit rating categories which signifies investment grade; or (iv) an account that will not cause any Rating Agency to downgrade or withdraw its then-current rating assigned to the Securities of such series, as confirmed in writing by each Rating Agency. "Eligible Institution" means any depository institution organized under the laws of the United States or any state, the deposits of which are insured to the full extent permitted by law by the Bank Insurance Fund (currently administered by the Federal Deposit

Insurance Corporation), whose short-term deposits have been rated in one of the two highest rating categories or such other rating category as will not adversely affect the ratings assigned to the Securities of such series.

     Unless otherwise specified in the related Prospectus Supplement, all amounts held in each of the accounts established by the Servicer on behalf of a Trust shall be invested in Eligible Investments that mature not later than the Business Day preceding the Distribution Date next succeeding the date of investment. "Eligible Investments" are limited to investments, specified in the applicable Trust Documents, which meet the criteria of each Rating Agency from time to time as being consistent with their then-current ratings of the Securities. Investment earnings on amounts on deposit in the Collection Account, Paid-Ahead Account, if any, Certificate Distribution Account, if any, Note Distribution Account, if any, and any cash collateral account will not be available to make payments on the Securities, unless otherwise specified in the related Prospectus Supplement.

Servicing Procedures

     The Servicer will make reasonable efforts, consistent with the customary servicing practices and procedures employed by the Servicer with respect to Contracts owned or serviced by it, to collect all payments due with respect to the Contracts and, in a manner consistent with the Trust Documents, will continue such normal collection practices and procedures as it follows with respect to comparable marine installment sale contracts that it services for itself and others. See "Certain Legal Aspects of the Contracts." The Servicer may sell the related Financed Boat securing a defaulted Contract at a public or private sale, or take any other action permitted by applicable law. See "Certain Legal Aspects of the Contracts." The proceeds of such realization (net of expenses) will be deposited in the Collection Account.

     Unless otherwise specified in the related Prospectus Supplement, the Servicer shall keep in force throughout the term of the Trust Documents a fidelity bond. Such fidelity bond shall have such deductibles, and be in such form and amount as is generally customary among persons which service a portfolio of marine contracts having an aggregate principal amount of $100,000,000 or more and which are generally regarded as servicers acceptable to institutional investors.

Purchase by the Servicer

     A breach of certain covenants made by the Servicer in the Trust Documents that materially and adversely affects the Trust's interest in any Contract will require the Servicer to purchase such Contract for the Purchase Price, unless such breach is cured within the period specified in the Trust Documents. Unless otherwise specified in the related Prospectus Supplement, such covenants will obligate the Servicer not to, except as permitted by the Trust Documents and in accordance with the terms of such Contract and applicable law (i) release the Financed Boat securing such Contract from the security interest granted by such Contract, (ii) impair the rights of the Trust in such Contract or take any action inconsistent with the Trust's ownership of such Contract, (iii) increase the number of payments under such Contract, nor increase the principal amount of such Contract which is used to finance the purchase price of the related Financed Boat, nor extend or forgive payments on such Contract, and (iv) fail to comply with the provisions of any insurance policy covering such Contract, if the failure to comply would impair the protection or benefit to be afforded by such insurance policy.

Modification of Contracts

     Consistent with its customary servicing practices and procedures, the Servicer may, in its discretion, arrange with an Obligor to defer, reschedule, extend or modify the payment schedule of a Contract or otherwise to modify the terms of a Contract provided that (i) the maturity of such Contract would not extend beyond the 180th day prior to the Certificate Final Scheduled Distribution Date and (ii) the deferral, rescheduling, extension or other modification of the terms of the Contract would not constitute a cancellation of such Contract and the creation of a new installment sale contract or direct loan. The Servicer may, in accordance with its customary servicing procedures, in its good faith judgment, waive any Late Fees that may be due and payable under any Contract.

Notwithstanding the foregoing, in connection with the settlement by the Servicer of a defaulted Contract, the Servicer may forgive a portion of such Contract if in its discretion it believes that the acceptance of the settlement proceeds from the related Obligor would result in the Trust's receiving a greater amount of collections than the Net Liquidation Proceed that would result from repossessing and liquidating the related Financed Boat.

Removal of Contracts

     Except as otherwise specified herein or in the related Prospectus Supplement, neither the Seller nor the Servicer will have the right to remove any Contracts from the Contract Pool after the Closing Date. In certain circumstances, CITSF or the Servicer may have the obligation to repurchase, or CITSF may have the option to purchase, a Contract from the Trust, but all such repurchases or purchases will be made at the Purchase Price.

Paid-Ahead Precomputed Contracts

     Early payments by or on behalf of Obligors on Paid-Ahead Precomputed Contracts which do not constitute scheduled payments, full prepayments, or certain partial prepayments that result in a reduction of the Obligor's periodic payment below the scheduled payment as of the Initial Cut-off Date or Subsequent Cut-off Date, as the case may be, will be deposited into the Paid-Ahead Account until such time as the paid-ahead payment becomes due. Until such time as payments are transferred from the Paid-Ahead Account to the Collection Account, they will not constitute collected interest or collected principal and will not be available for distribution to the Securityholders. Unless otherwise specified in the related Prospectus Supplement, paid-ahead amounts with respect to Paid-Ahead Precomputed Contracts may be retained by the Servicer until the applicable Deposit Date so long as the requirements for monthly deposits as described under "ACollections" are met.

Servicing Compensation

     With respect to each series of the Securities, the Servicer will be entitled to receive, out of collections on the Contracts, a monthly fee (the "Servicing Fee") for each Due Period, payable on the following Distribution Date, equal, unless otherwise specified in the related Prospectus Supplement, to the sum of (i) one-twelfth of the product of the percentage specified in the related Prospectus Supplement (the "Servicing Fee Rate") and the Pool Balance as of the last day of the second preceding Due Period (or, in the case of the first Distribution Date, as of the Initial Cut-off Date) and (ii) any investment earnings (net of investment expenses and losses) on amounts on deposit in the Collection Account, the Paid-Ahead Account, if any, the Note Distribution Account, if any, and the Certificate Distribution Account, if any; provided, however, that the Servicing Fee Rate applicable to a Trust may be increased to a rate (or maximum rate) specified in the related Prospectus Supplement if CITSF or an affiliate thereof is not the Servicer. Payments to the Servicer of such amounts will compensate the Servicer for performing the functions of a third party servicer of marine contracts as an agent for the Trust, including collecting and posting all payments, responding to inquiries of Obligors, investigating delinquencies, reporting federal income tax information to Obligors, monitoring the collateral in cases of Obligor default and handling the foreclosure or other liquidation of the Financed Boat in appropriate instances (subject to reimbursement of its expenses incurred in connection with such foreclosure, liquidation or other realization on the Contracts).

     The Servicing Fee also will compensate the Servicer for administering the Contracts, including reimbursing the Servicer for accounting for collections, furnishing monthly and annual statements to the Owner Trustee with respect to distributions and generating federal income tax information. The Servicing Fee also will compensate the Servicer for accounting fees, outside auditor fees and data processing costs incurred in connection with administering and servicing the Contracts.

Collections

     With respect to each series of the Securities, the Servicer will deposit all payments on or with respect to the Contracts and all proceeds of Contracts collected during each Due Period into the Collection Account or the Paid-


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

Ahead Account, as applicable, not later than two Business Days after receipt. Notwithstanding the foregoing, unless otherwise specified in the related Prospectus Supplement, the Servicer may make such deposits into the Collection Account or the Paid-Ahead Account, as applicable, monthly on the Deposit Date following the last day of each Due Period, provided that (i) the Servicer or the direct or indirect parent of the Servicer has and maintains a short-term debt rating of at least "A-1" by Standard & Poor's Ratings Group (if it is a Rating Agency for the series of Securities), and a short-term debt rating of at least "P-1" by Moody's Investors Service, Inc. (if it is a Rating Agency for the series of Securities) (the "Required Servicer Ratings"), or (ii) the Servicer obtains a letter of credit, surety bond or insurance policy (the "Servicer Letter of Credit") as will be provided for in the related Trust Documents, under which demands for payment may be made to secure timely remittance of monthly collections to the Collection Account or the Paid-Ahead Account, as applicable, and, in the case of clause (ii) above, the Trustees are provided with a letter from each Rating Agency to the effect that the utilization of such alternative remittance schedule will not result in a qualification, reduction or withdrawal of its then-current rating of the Securities. As of the date of this Prospectus, CITSF, as Servicer, will be permitted to remit collections to the Collection Account and the Paid-Ahead Account, as applicable, on a monthly basis by virtue of clause (i) above. In the event that the Servicer is permitted to make remittances of collections to the Collection Account and the Paid-Ahead Account, if any, on a monthly basis pursuant to satisfaction of clause (ii) above, the Trust Documents will be modified, to the extent necessary, without the consent of any Securityholder. Pending such a monthly deposit into the Collection Account and the Paid-Ahead Account, if any, collections on the Contracts may be invested by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds. See "Risk Factors--Risk of Commingling."

     CITSF or the Servicer, as the case may be, will remit the aggregate Purchase Price of any Contracts to be purchased from the Trust into the Collection Account on or before the next succeeding Deposit Date.

     Unless otherwise specified in the related Prospectus Supplement, the Servicer will not be required to deposit in the Collection Account or the Paid-Ahead Account, as applicable, amounts relating to the Contracts attributable to the following: (a) amounts received with respect to each Contract (or property acquired in respect thereof) which has been purchased by CITSF or the Servicer pursuant to the Trust Documents, (b) net investment earnings on funds deposited in the Collection Account, the Paid-Ahead Account, if any, the Note Distribution Account, if any, and the Certificate Distribution Account, if any, (c) amounts to be reimbursed to the Servicer in respect of nonrecoverable Monthly Advances, (d) amounts received in respect of the amounts, if any, of insurance premiums added to the principal balance of a Contract after the Initial Cut-off Date for each such Initial Contract, or after the related Subsequent Cut-off Date for each such Subsequent Contract, (e) amounts received as liquidation proceeds, to the extent the Servicer is entitled to reimbursement of liquidation expenses related thereto, and (f) repossession profits on liquidated Contracts.

Monthly Advances

     Unless otherwise specified in the related Prospectus Supplement, with respect to each Contract as to which there has been a Payment Shortfall during the related Due Period, the Servicer shall advance funds in the amount of such Payment Shortfall (each, a "Monthly Advance"), but only to the extent that the Servicer, in its good faith judgment, expects to recover such Monthly Advance from subsequent collections on such Contract made by or on behalf of the obligor thereunder (the "Obligor") (but only to the extent of expected interest collections in the case of a Simple Interest Contract), or from net liquidation proceeds or insurance proceeds with respect to such Contract. The Servicer shall be reimbursed for any Monthly Advance from subsequent collections with respect to such Contract. If the Servicer determines in its good faith judgment that an unreimbursed Monthly Advance shall not ultimately be recoverable from such collections, the Servicer shall be reimbursed for such Monthly Advance from collections on all Contracts. In determining whether an advance is or will be nonrecoverable, the Servicer need not take into account that it might receive any amounts in a deficiency judgment. Unless otherwise specified in the related Prospectus Supplement, the Servicer will not make a Monthly Advance in respect of (i) the principal component of any scheduled payment on a Simple Interest Contract or (ii) a Payment Shortfall arising from a Contract which has been prepaid in full or which has been subject to a Relief Act Reduction during the related Due Period.


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

     Unless otherwise specified in the related Prospectus Supplement, "Payment Shortfall" means (i) with respect to any Simple Interest Contract and any Distribution Date, the excess of (A) the product of (1) one-twelfth of the Contract Rate of such Contract and (2) the outstanding principal amount of such Contract as of the last day of the second preceding Due Period (or, in the case of the first Due Period ending after the Contract was acquired by the related Trust, as of the Initial Cut-off Date or the Subsequent Cut-off Date, as the case may be) over (B) the amount of interest, if any, collected on such Contract during the related Due Period and (ii) with respect to any Precomputed Contract and any Distribution Date, the excess of (A) the scheduled payment due on such Contract during the related Due Period, over (B) the amount collected on such Contract (including any amounts allocated from the Paid-Ahead Account with respect to such Due Period) during the related Due Period.

     Unless otherwise specified in the related Prospectus Supplement, the Servicer will remit any Monthly Advance with respect to each Due Period into the Collection Account not later than the Deposit Date following the Due Period.

Non-Reimbursable Payment

     When a payment of principal is made on or in respect of a Simple Interest Contract, interest is paid on the unpaid principal balance of such Contract only to the date of such payment. If and to the extent specified in the related Prospectus Supplement, with respect to each Contract as to which there has been a Payment Shortfall with respect to interest in the related Due Period arising from either a prepayment in full of such Contract or a Relief Act Reduction in respect of such Contract during such Due Period, the Trust Documents will require the Servicer to deposit into the Collection Account on the Business Day immediately preceding the following Distribution Date, without the right of subsequent reimbursement, an amount equal to such Payment Shortfall (a "Non-Reimbursable Payment"). If the related Prospectus Supplement does not specify that the Servicer will make Non-Reimbursable Payments, the Servicer will not be obligated to make such payments with respect to the Trust.

Distributions

     With respect to each Trust, on or before each Determination Date, the Servicer will make a determination and inform the Trustees of the following amounts with respect to the preceding Due Period: (i) the aggregate amount of collections on the Contracts; (ii) the aggregate amount of Monthly Advances to be remitted by the Servicer (if any); (iii) the aggregate Purchase Price of Contracts to be purchased by CITSF or the Servicer (if any); (iv) if applicable, the aggregate amount to be distributed as principal and interest on the Notes on the related Distribution Date; (v) if applicable, the aggregate amount to be distributed as principal and interest on the Certificates on the related Distribution Date; (vi) the Servicing Fee; (vii) the aggregate amount of Non-Reimbursable Payments (if any); (viii) the amounts required to be withdrawn from the Enhancement (if any) for such Distribution Date; (ix) the amount which is payable to the provider of the Enhancement (if any) or the Affiliated Owner (if any); (x) the amounts to be deposited into the accounts established pursuant to the Trust Documents; and (xi) the aggregate amount of unreimbursed Monthly Advances to be reimbursed to the Servicer (if any).

     Unless otherwise specified in the related Prospectus Supplement, the "Available Amount" with respect to each Trust on any Distribution Date is equal to the excess of (A) the sum of (i) all amounts on deposit in the Collection Account attributable to collections or deposits made in respect of such Contracts (including any late fees, prepayment charges, extension fees or other administrative fees or similar charges allowed by applicable law with respect to the Contracts ("Late Fees")) during the Due Period preceding the Distribution Date, and (ii) the Purchase Price for any Contract repurchased by CITSF as a result of breaches of certain representations and warranties or purchased by the Servicer as a result of breaches of certain covenants and any Monthly Advances and any Non-Reimbursable Payments made by the Servicer, if such Purchase Price, Monthly Advance or Non-Reimbursable Payment is paid on or prior to the Deposit Date immediately preceding such Distribution Date, over (B) the sum of the following amounts (to the extent that the Servicer has not already withheld such amounts from collections on the Contracts): (i) any repossession profits on liquidated Contracts, Liquidation Expenses (as defined in the Trust Documents) incurred and taxes and insurance advanced by the Servicer in respect of Financed Boats that are reimbursable to the Servicer under the Trust Documents; (ii) any amounts incorrectly deposited in the Collection


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

Account; (iii) any amounts deposited in the Paid-Ahead Account, if any, during the related Due Period; (iv) net investment earnings on the funds in the Collection Account and the Paid-Ahead Account, if any; and (v) any other amounts permitted to be withdrawn from the Collection Account and the Paid-Ahead Account, if any, by the Servicer (or to be retained by the Servicer from collections on the Contracts) pursuant to the Trust Documents.

     With respect to each Trust, beginning on the Distribution Date specified in the related Prospectus Supplement, distributions of principal and interest (or, where applicable, of principal or interest only) on each class of Securities entitled thereto will be made by the Owner Trustee or the Indenture Trustee, as applicable, to the Certificateholders, if any, and the Noteholders, if any, from the Available Amount. Unless otherwise specified in the related Prospectus Supplement, the Servicing Fee and any additional servicing compensation will be paid from the Available Amount prior to distributions to the Securityholders. The timing, calculation, allocation, order, source, priorities of and requirements for all distributions to each class of Certificateholders, if any, and all payments to each class of Noteholders, if any, will be set forth in the related Prospectus Supplement.

Net Deposits

     Unless otherwise specified in the related Prospectus Supplement, as an administrative convenience, the Servicer will be permitted to make deposits of collections, Monthly Advances, Non-Reimbursable Payments and the aggregate Purchase Price of Contracts for, or with respect to, a Due Period net of distributions to be made to the Servicer with respect to such Due Period (including, without limitation, the Servicing Fee, reimbursement of nonrecoverable Monthly Advances and amounts to be deducted in the definition of "Available Amount" set forth under "--Distributions" above). The Servicer, however, will account to the Trustees and to the Securityholders as if all such deposits and distributions were made on an aggregate basis for each type of payment or deposit.

Statements to Trustees and Trust

     Unless otherwise specified in the related Prospectus Supplement, on or before each Determination Date, the Servicer will provide to the Trustees, any paying agent and the Affiliated Owner (if any) as of the close of business on the last day of the preceding Due Period, a statement setting forth substantially the same information as is required to be provided in the periodic reports provided to Securityholders described above under "Certain Information Regarding The Securities--Statements to Securityholders." Each such report will be accompanied by a statement from an appropriate officer of the Servicer certifying the accuracy of such report and stating that the Servicer has not defaulted in the performance of its obligations under the Trust Documents (or, if such default has occurred, describing each such default).

     Unless otherwise specified in the related Prospectus Supplement, the Trust Documents will require that on or before March 31 of each year, the Servicer will deliver to the Owner Trustee a report of independent public accountants which opines on, at a minimum, the servicing entity's compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers (in accordance with the 1995 revisions made thereto). The Trust Documents will require that such examination and report of independent public accountants be prepared in accordance with the requirements set forth in the Uniform Single Attestation Program for Mortgage Bankers (in accordance with the 1995 revisions made thereto).

     The Servicer, on request of the Trustees, will furnish to the Trustees such reasonably pertinent underlying data on the Contracts as can be generated by the Servicer's existing data processing system without undue modification or expense.

Certain Matters Regarding the Servicer

     Unless otherwise specified in the related Prospectus Supplement, the Trust Documents will provide that the Servicer may not resign from its obligations and duties as Servicer thereunder, except upon a determination that the Servicer's performance of such duties is no longer permissible under applicable law. Such resignation will not


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

become effective until the Owner Trustee or a successor Servicer has assumed the Servicer's servicing obligations and duties under the Trust Documents.

     Unless otherwise specified in the related Prospectus Supplement, the Trust Documents will further provide that neither the Servicer nor the Company nor any of their shareholders, affiliates, directors, officers, employees and agents shall be under any liability to the Trustees, the Trust or the Securityholders for taking any action or for refraining from taking any action pursuant to the Trust Documents or for errors in judgment; provided, however, that neither the Servicer nor any such person will be protected against any liability which otherwise would be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason or reckless disregard of obligations and duties thereunder. In addition, unless otherwise specified in the related Prospectus Supplement, the Trust Documents will provide that the Servicer is under no obligation to appear in, prosecute or defend any legal action which arises under the Trust Documents and that, in its opinion, may cause it to incur any expense or liability. The Servicer may, however, undertake any reasonable action that it may deem necessary or desirable in respect of the Trust Documents and the rights and duties of the parties thereto and the interests of the Securityholders thereunder. In the event that the Servicer or the Company, in its discretion, undertakes any action which it deems necessary or desirable in connection with its rights and duties under the Trust Documents or the interests of the Securityholders thereunder, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust, and the Servicer and the Company will be entitled to be reimbursed therefor out of the Collection Account.

     Unless otherwise specified in the related Prospectus Supplement, any corporation or other entity into which the Servicer may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Servicer is a party, or any corporation or other entity succeeding to the business of the Servicer, which corporation or other entity assumes the obligations of the Servicer, will be the successor of the Servicer under the Trust Documents.

     The Servicer may sell, transfer, assign or convey its rights as Servicer to any entity qualified to act as servicer under the Trust Documents, upon written notice to the Trustees and the Rating Agencies, without the consent of the Securityholders, provided that the Rating Agency Condition is satisfied.

Physical Damage Insurance

     Unless otherwise specified in the related Prospectus Supplement, the Servicer may, but will not be obligated to, enforce its rights under the Contracts to require the Obligors to maintain physical damage insurance, in accordance with the Servicer's customary practices and procedures with respect to comparable new or used boats financed by installment sale contracts or loans that it services for itself or others. Unless otherwise specified in the related Prospectus Supplement, if an Obligor fails to maintain such insurance, the Servicer will not be obligated to obtain such physical damage insurance and advance such premiums for such insurance on behalf of such Obligor. If the Servicer obtains such physical damage insurance and advances such premiums for such insurance on behalf of such Obligor, such insurance policy will name the Servicer as an additional insured and loss payee (such insurance being referred to herein as "Force-Placed Insurance"). Such Force-Placed Insurance and any commissions or finance charges collected by the Servicer in connection therewith shall be, to the extent permitted by law, in an amount in accordance with customary servicing practices and procedures, but in no event in an amount greater than the outstanding principal balance of the related Contract or, if such insurance also covers the interest of the related Obligor in the Financed Boat, no greater than the greater of the outstanding principal balance of the related Contract and the value of the Financed Boat, or such lesser amount permitted by applicable law. The Servicer shall be required to disclose to the related Obligor all information with respect to such Force-Placed Insurance, commissions and finance charges as required by applicable law.

     The Servicer does not, under its customary servicing practices and procedures, obtain Force-Placed Insurance when the principal balance of the related Contract falls below the level or levels periodically established in accordance with such customary servicing practices and procedures. In accordance with such customary servicing practices and procedures, the Servicer may periodically readjust such levels, suspend Force-Placed Insurance or


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

arrange other methods of protection of the Financed Boats that it deems necessary or advisable, provided that the Servicer determines that such actions do not materially and adversely affect the interests of the Securityholders.

     The Servicer may elect to make advances ("Insurance Advances") to an Obligor to finance insurance premiums related to the Financed Boat. Any such Insurance Advances may be secured by the related Financed Boat.

     Any portion of the principal balance of a Contract attributable to Insurance Advances or premiums for Force-Placed Insurance acquired after the Initial Cut-off Date or the Subsequent Cut-off Date, as the case may be, will not be owned by the Trust, and amounts allocable thereto will not be available for distribution in respect of the Securities. Unless otherwise designated by the Obligor, the Servicer will not allocate payments by the Obligor to pay Insurance Advances or Force-Placed Insurance premiums added to the Contracts after the Initial Cut-off Date or Subsequent Cut-off Date, as the case may be, if any amount of principal or interest is due but unpaid on the Contracts. The Servicer shall not deposit payments posted with respect to such Insurance Advances or Force-Placed Insurance in the Collection Account and shall instead promptly pay such amounts to an account of the Servicer maintained for that purpose. In the event that an Obligor under a Contract with respect to which the Servicer has made Insurance Advances or obtained Force-Placed Insurance makes scheduled payments under the Contract, but fails to make scheduled payments of such Insurance Advances or Force-Placed Insurance as due, and the Servicer has determined that eventual payment of such amount is unlikely, the Servicer may, but shall not be required to, take any action available to it, including determining that the related Contract is a defaulted Contract; provided, however, that any net liquidation proceeds with respect to such Contract shall be applied first to the accrued and unpaid interest at the Contract Rate, then to the principal amount outstanding, and the remainder, if any, to repayment of any such Insurance Advances or Force-Placed Insurance premiums added to the Initial Contracts after the Initial Cut-off Date or to any Subsequent Contracts after the related Subsequent Cut-off Date.

Event of Termination

     Unless otherwise specified in the related Prospectus Supplement, an "Event of Termination" under the Trust Documents will consist of (i) any failure by the Servicer to make any deposit into an account required to be made under the Trust Documents which failure continues unremedied for five (5) Business Days after the Servicer becomes aware that such deposit was required; (ii) any failure by the Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Trust Documents (other than those described in clause (i)) which materially and adversely affects the rights of the Securityholders and which continues unremedied for 60 days after the giving of written notice of such failure; (iii) any assignment or delegation by the Servicer of its duties or rights under the Trust Documents, except as specifically permitted under the Trust Documents, or any attempt to make such an assignment or delegation; (iv) certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings regarding the Servicer; or (v) any disqualification of the Servicer as an Eligible Servicer (as defined in the Trust Documents). "Notice" as used herein means notice to the Servicer by the Trustees or the Company, or to the Company, the Servicer and the Trustees by the Noteholders holding not less than 25% of the aggregate outstanding principal amount of the Controlling Notes issued by such Trust (or, if no Notes of such series are outstanding, the Certificateholders holding not less than 25% of the outstanding Certificate Balance of such Trust).

Rights Upon Event of Termination

     Unless otherwise specified in the related Prospectus Supplement, as long as an Event of Termination under the Trust Documents remains unremedied, the Indenture Trustee (or, if no Notes of the series are outstanding, the Owner Trustee) may, and at the written direction of the holders of related Notes evidencing not less than a majority of the aggregate outstanding principal amount of the Notes issued by such Trust (or, if no Notes of such series are outstanding, the holders of related Certificates evidencing not less than a majority of the Certificate Balance of such Trust), will, unless prohibited by applicable law, terminate all (but no less than all) of the rights and obligations of the Servicer with respect to a Trust under the Trust Documents and in and to the Contracts, and the proceeds thereof, whereupon (subject to applicable law) all authority and power of the Servicer under the Trust Documents, whether with respect to the Contracts, the Contract Files or otherwise, will pass to and be vested in the Indenture


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Trustee (or, if no Notes of the series are outstanding, such authority will pass to and be vested in the Owner Trustee); provided, however, that neither the Indenture Trustee (or, if no Notes of the series are outstanding, the Owner Trustee) nor any successor servicer will assume any obligation of CITSF to repurchase Contracts for breaches of representations or warranties, and the Indenture Trustee (or, if no Notes of the series are outstanding, the Owner Trustee) or the successor Servicer will not be liable for any acts or omissions of the Servicer occurring prior to a transfer of the Servicer's servicing and related functions or for any breach by the Servicer of any of its obligations contained in the Trust Documents. Notwithstanding such termination, the Servicer will be entitled to payment of certain amounts payable to it for services rendered prior to such termination. No such termination will affect in any manner CITSF's obligation to repurchase certain Contracts for breaches of representations or warranties under the Trust Documents. In the event that the Owner Trustee would be obligated to succeed the Servicer but is unwilling or unable so to act, it may appoint, or petition to a court of competent jurisdiction for the appointment of, a Servicer which meets the requirements for an Eligible Servicer under the Trust Documents. Pending such appointment, such Trustee is obligated to act in such capacity, unless it is prohibited by law from so acting. The Indenture Trustee (or, if no Notes of the series are outstanding, the Owner Trustee) and such successor may agree upon the servicing compensation to be paid, which in no event, without written consent of not less than 66 2/3% in principal amount of the related Securityholders, may be greater than the compensation to CITSF as Servicer under the Trust Documents.

Waiver of Past Defaults

     With respect to any series of Securities, unless otherwise specified in the related Prospectus Supplement, the holders of Notes evidencing not less than a majority of the aggregate outstanding principal amount of the Controlling Notes (or the holders of the Certificates evidencing not less than a majority of the Certificate Balance of such series, in the case that all of the Notes have been paid in full and the Indenture has been discharged in accordance with its terms) may, on behalf of all such Noteholders and Certificateholders, waive any default by the Servicer in the performance of its obligations under the Trust Documents and its consequences, except an Event of Termination in making any required deposits to or payments from any of the accounts in accordance with the Trust Documents. No such waiver will impair such Noteholders' or Certificateholders' right with respect to subsequent defaults.

Amendment

     Unless otherwise specified in the related Prospectus Supplement, the Trust Documents may be amended by the parties thereto and, in the event that such amendment affects the Indenture Trustee, the Indenture Trustee, without prior notice to or the consent of the related Securityholders (i) to correct manifest error or cure any ambiguity; (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein; (iii) to add or amend any provision as requested by the Rating Agencies to maintain or improve the rating of the Securities; (iv) to add to the covenants, restrictions or obligations of the Company, the Servicer or the Owner Trustee or to provide for the delivery of or substitution for an Enhancement or a Servicer Letter of Credit; (v) to evidence and provide for the acceptance of the appointment of a successor trustee with respect to the property owned by the related Trust and add to or change any provisions as shall be necessary to facilitate the administration of the trusts under the Trust Documents by more than one trustee;
(vi) to add, change or amend any provision to maintain the related Trust as an entity not subject to federal income tax; or (vii) to add, change or eliminate any other provisions, provided that an amendment pursuant to this clause (vii) will not, in the opinion of counsel (which may be internal counsel to the Company or the Servicer), adversely affect in any material respect the interests of the Trust or the Securityholders. Unless otherwise specified in the related Prospectus Supplement, the Trust Documents may also be amended by the parties thereto, with the consent of the holders of not less than a majority in principal amount of such then outstanding Notes and the holders of such Certificates evidencing not less than a majority of the Certificate Balance of such series for the purpose of adding any provisions to or changing in any manner or eliminating any provisions of the Trust Documents, or of modifying in any manner the rights of such Noteholders or Certificateholders, respectively; except that no such amendment may except as described above, increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made on any related Note or


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

Certificate, the related Pass-Through Rate or the Interest Rate. Any action specified in clauses (v) and (vii) shall be taken only upon satisfaction of the Rating Agency Condition.

Termination

     Unless otherwise specified in the related Prospectus Supplement, the obligations of the Servicer, the Company, the Affiliated Owner, if any, and the Trustees pursuant to the Trust Documents for a series of the Securities will terminate upon the earliest to occur of (i) the maturity or other liquidation of the last related Contract and the disposition of any amounts received upon liquidation of any property remaining in the related Trust, (ii) the payment to Securityholders of the series of all amounts required to be paid to them pursuant to the Trust Documents, (iii) the occurrence of either event described below, and (iv) as otherwise required by law, as described in the Trust Documents.

     Unless otherwise specified in the related Prospectus Supplement, with respect to each series of Securities, in order to avoid excessive administrative expenses, CITSF will be permitted at its option to purchase from the Trust, on any Distribution Date on which the Pool Balance as of the last day of the related Due Period is less than or equal to a percentage specified in the related Prospectus Supplement of the Initial Pool Balance, all remaining related Contracts at a price equal to the aggregate Purchase Price for the Contracts (including defaulted Contracts), plus the appraised value of any other property held by the Trust (less liquidation expenses). CITSF will give notice to the Trustees and the Depository of the exercise of such option no later than the Determination Date succeeding such Due Period and will deposit the amount required to purchase such Contracts on the Deposit Date succeeding such Due Period. Exercise of such right will effect early retirement of the Securities. Unless otherwise specified in the related Prospectus Supplement, the "Initial Pool Balance" equals the sum of (i) the Pool Balance as of the Initial Cut-off Date, and (ii) the aggregate principal balance of all Subsequent Contracts added to the Trust as of their respective Subsequent Cut-off Dates.

     Unless otherwise specified in the related Prospectus Supplement, within ten days after the first Distribution Date on which the Pool Balance as of the last day of the related Due Period is less than or equal to a percentage specified in the related Prospectus Supplement of the Initial Pool Balance, the Indenture Trustee (or, if the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, the Owner Trustee) shall solicit bids for the purchase of the Contracts remaining in the Trust. In the event that satisfactory bids are received as described below, the sale proceeds will be distributed to Securityholders on the second Distribution Date succeeding such Due Period. Any purchaser of the Contracts must agree to the continuation of CITSF as Servicer on terms substantially similar to those in the Trust Documents. Any such sale will effect early retirement of the Securities.

     Unless otherwise specified in the related Prospectus Supplement, such Trustee must receive at least two bids from prospective purchasers that are considered at the time to be competitive participants in the market for marine installment sale contracts. The highest bid may not be less than the fair market value of such Contracts and must equal or exceed the sum of (i) the greater of
(a) the aggregate Purchase Price for the Contracts (including defaulted Contracts) plus the appraised value of any other property held by the Trust (less liquidation expenses), or (b) an amount that when added to amounts on deposit in the Collection Account available for distribution to Securityholders for such second succeeding Distribution Date would result in proceeds sufficient to distribute to Securityholders the amounts of interest due to Securityholders for such Distribution Date and any unpaid interest payable to the Securityholders with respect to one or more prior Distribution Dates and the outstanding principal amount of the Notes, if any, and the Certificate Balance, if any, and (ii) the sum of (a) an amount sufficient to reimburse the Servicer for any unreimbursed Monthly Advances for which it is entitled to reimbursement, and (b) the Servicing Fee payable on such final Distribution Date, including any unpaid Servicing Fees with respect to one or more prior Due Periods. Such Trustee may consult with financial advisors, including any Underwriter, to determine if a bid is equal to or greater than the fair market value of such Contracts. Upon the receipt of such bids, such Trustee shall sell and assign such Contracts to the highest bidder and the Securities shall be retired on such Distribution Date. If any of the foregoing conditions are not met, such Trustee shall decline to consummate such sale and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of


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

Contracts remaining in the Trust. In such event, however, such Trustee may from time to time solicit bids in the future for the purchase of such Contracts upon the same terms described above.

     Unless otherwise specified in the related Prospectus Supplement, such Trustee will give written notice of termination to each Securityholder of record. The final distribution to each Securityholder will be made only upon surrender and cancellation of such holder's Securities at any office or agency of such Trustee specified for such purpose. Any funds remaining in the Trust, after such Trustee has taken certain measures to locate a Securityholder and such measures have failed, will be distributed to the Affiliated Owner, if any, or as specified in the related Prospectus Supplement.

                     CERTAIN LEGAL ASPECTS OF THE CONTRACTS

     The following discussion contains summaries of certain legal aspects of marine contracts, which are general in nature. Since such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the Contracts is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Contracts.

General

     As a result of the assignment of the Contracts to the Trust, each Trust will succeed collectively to the rights (including the right to receive payment on the Contracts), and will assume the obligations, of CITSF under the related Contracts. Each Contract evidences both (a) the obligation of the obligor to repay the loan evidenced thereby, and (b) the grant of a security interest in the Financed Boat to secure repayment of such loan. Certain aspects of both features of the Contracts are described more fully below.

     The Contracts are "chattel paper" as defined in the Uniform Commercial Code (the "UCC") as in effect in the various states of origination of the Contracts. Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the Trust Documents, the Servicer will retain possession of the Contracts as custodian for the Owner Trustee, and will make an appropriate filing of a UCC financing statement in New Jersey to perfect the sale of the Contracts by the Company (and, if and to the extent specified in the related Prospectus Supplement, a Selling Trust) to the Owner Trustee. The Contracts and the related certificates of title will not be stamped to reflect their assignment from CITCF-NY to CITSF, from CITSF to the Company or from the Company to the Trust. The Contract Files will not be physically segregated from the contract files for contracts owned by CITSF. If, through inadvertence or otherwise, another party in good faith purchases (or takes a security interest in) the Contracts for new value in the ordinary course of its business, without actual knowledge of the Trust's interest, and takes possession of the Contracts, such purchaser or secured party may acquire an interest in the Contracts superior to the interest of the Trust.

     Under the Trust Documents, the Servicer will be obligated from time to time to take such actions as are necessary to continue the perfection of the Trust's interest in the Contracts and the proceeds thereof. CITSF will warrant in the Trust Documents, with respect to each Contract, as of the Closing Date for each Initial Contract, and as of the related Subsequent Transfer Date for each Subsequent Contract, if any, that the Contract has not been sold, assigned or pledged by CITSF to any person other than the Company, that immediately prior to the transfer and assignment of the Contract to the Company, CITSF had good and marketable title thereto, free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest and, immediately upon the transfer thereof, the Company will have good and marketable title to the Contract, free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest and that the transfer has been perfected under applicable law. In the event of an uncured breach of any such warranty that materially adversely affects the interest of the Trust in a Contract transferred by the Company to the Trust, the only recourse of the Certificateholders, the Trustees, or the Trust would be to require CITSF to repurchase such Contract.

Security Interests in the Financed Boats

     General. The Contracts are installment sale contracts that evidence the credit sale of boats by Obligors. The Contracts also constitute personal property security agreements and include grants of security interests in the related boats under the UCC. Perfection rules relating to security interests in boats are governed in a majority of states under state boat certificate of title statutes. In states in which perfection of a security interest in a particular boat is not governed by a certificate of title statute, perfection is usually accomplished by filing pursuant to the provisions of the UCC. Each Contract prohibits the sale or transfer of the related Financed Boat without the consent of CITSF.

     Perfection of Sale. Pursuant to the Purchase Agreement, CITSF will sell and assign its interests in the Contracts, including the security interests in the Financed Boats granted thereunder, to the Company and, pursuant to the Trust Documents, the Company (and, if and to the extent specified in the related Prospectus Supplement, a Selling Trust) will sell and assign its interest in the Contracts, including the security interests in the Financed Boats granted thereunder, to the Owner Trustee. UCC financing statements will be filed to perfect the sale of (i) CITSF's interests in the Contracts to the Company and
(ii) the Company's interests (and, if and to the extent specified in the related Prospectus Supplement, the interest of such Selling Trust) in the Contracts to the Trust.

     Perfection of CITSF's or CITCF-NY's Security Interest in the Financed Boats. The Contracts represent marine retail installment sale contracts and direct loans that finance the sale or ownership of Financed Boats. When originated, each Contract was secured by a security interest in the Financed Boat financed thereby. Each such security interest was required to be perfected under applicable state law and, in the case of certain Financed Boats described below, under applicable federal law. Generally, security interests in boats may be perfected in one of three ways: (i) in "title" states, by notation of the secured party's lien on the certificate of title issued by an applicable state motor vehicle or wildlife department or other appropriate state agency; (ii) in non-title states, by filing a UCC-1 financing statement; and (iii) in respect of a boat eligible for documentation under federal law, by filing all documents necessary to create a first preferred Ship Mortgage (a "Preferred Mortgage") under the Ship Mortgage Act of 1920 (1988 Recodification) ss. 30101 et seq. (the "Ship Mortgage Statutes"). Vessels that meet the federal five net ton standard qualify for documentation under federal law ("U.S. Documentable Boats"). However, federal documentation of vessels used exclusively for recreational purposes is discretionary.

     CITSF has policies and procedures in place to ensure that all actions necessary under the laws of the states in which the Financed Boats were located at the time of origination of the Contracts were taken to perfect the originators' security interests in the Financed Boats. In addition, it is CITSF's practice to require that substantially all Financed Boats of 27 feet or more in length be federally documented and that a Preferred Mortgage on each such boat be filed. CITSF's policy also requires prior perfection of a security interest in any such boat under applicable state law in order to protect itself prior to completion of federal documentation. If a security interest in a boat is initially perfected by a UCC-1 filing or notation on a title under state law and such boat subsequently becomes a federally documented vessel, the holder of such security interest could lose the priority of its security interest in such boat under state law to the holder of a subsequently perfected Preferred Mortgage covering such boat.

     In the event that the originator of a Contract failed to perfect the security interest in a Financed Boat (for example, by complying with the UCC rather than the applicable certificate of title statute, or by failing to comply with applicable state title law, or the Ship Mortgage Statutes or applicable United States Coast Guard (the "Coast Guard") regulations), such originator would not have a perfected first priority security interest in such Financed Boat. In this event, if third party liens equal or exceed the value of the Financed Boat, the only recourse of the Trust would be against the Obligor on an unsecured basis, if applicable, against a Dealer or financial intermeddiary pursuant to its repurchase obligation or against the Seller.

     Pursuant to the terms of the Sale and Servicing Agreement, the Seller will assign its security interest in the Financed Boat to the Trust and the Trust will pledge its security interest in the Financed Boats to the Indenture Trustee. However, due to administrative burden and expense, none of the Seller, the Servicer, the Trust or any previous owner of the Contract will amend the certificates of title or file assignments of the UCC-1 financing statements with respect to the Financed Boats to identify the Trust or the Indenture Trustee as the new secured party, nor will the Seller or the Owner Trustee execute or file any transfer instruments with the appropriate governmental authorities. In a majority of states, the assignment of a Contract together with the related security interest is, as a matter of state law, an effective conveyance of such security interest without amendment of any lien noted on the related certificates of title or of any UCC-1 financing statements or the filing of any transfer instruments with the appropriate governmental authorities, and the new owner of the Contract succeeds to the original secured party's rights as owner of the Contract against creditors of the Obligor. In certain title states, in the absence of such certificate of title amendment or assignment of record to reflect the successive assignments of the security interest in the Financed Boat, the related Seller (if not the secured party of record), the Trust and/or the Indenture Trustee may not have a perfected security interest in the related Financed Boat. Under the Ship Mortgage Statutes, in the absence of an assignment of record of a Preferred Mortgage, the assignment of the related Contract by itself will not convey the perfected preferred mortgage lien on the Financed Boat subject to such Preferred Mortgage and neither the Seller (if not the secured party of record) nor the Trust will have a perfected security interest in such Financed Boat.

     Due to administrative burden and expense, assignments will not be made of all Preferred Mortgages relating to the Contracts. Under the Ship Mortgage Statutes, in the absence of an assignment of a Preferred Mortgage, or in the event an assignment of a Preferred Mortgage is not effective, the Trust will not have a perfected security interest in the related Financed Boat. In such case, if third party liens equal or exceed the value of such Financed Boat, the only recourse of the Trust would be against the related Obligor on an unsecured basis.

     Except as described above, in the absence of fraud or forgery by a boat owner or administrative error by state recording officials or the Coast Guard, the notation of the lien of the originator of each Contract on the certificate of title with respect to the related Financed Boat, the filing of a UCC-1 financing statement against the Obligor or the filing of an assignment of the related Preferred Mortgage, if any, as described above will be sufficient to protect the Trust against the rights of subsequent purchasers of such Financed Boat or subsequent lenders who take a security interest in such Financed Boat. If there are any Financed Boats as to which the originator of the related Contract has failed to perfect the security interest assigned to the Trust, (i) such security interest would be subordinate to, among others, holders of perfected security interests in such Financed Boats and (ii) subsequent purchasers of such Financed Boats would take possession free and clear of such security interest. There is also a risk that, in not identifying the Trust as the new secured party on the certificates of title or executing and filing of transfer instruments with the Coast Guard or assignments of UCC-1 financing statements with state officials, the security interest of the Trust or Indenture Trustee could be released through fraud or negligence.

     A security interest perfected by a Preferred Mortgage has a nationwide scope and no further action is necessary when an obligor moves or the related boat is relocated. Actions must be taken to maintain the perfection of security interests in boats perfected under state law if the boat (in the case of a "title" state) or the Obligor (in the case of a "UCC" state) moves to a state other than the state in which such security interest was originally perfected. Under the laws of most states, a perfected security interest in a Financed Boat continues for four months after the Financed Boat is relocated in a new state (from the state in which a financing statement was properly filed initially to perfect the security interest or in which the certificate of title was issued) and thereafter until the owner re-registers such Financed Boat in the new state. Many "title" states require surrender of a certificate of title to re-register a Financed Boat. Accordingly, to allow re-registration the Servicer must surrender possession if it holds the certificate of title to a Financed Boat or, in the case of a Financed Boat registered in a state which provides for notation of liens on certificates of title but not possession of the certificates of title by the lienholder, the Servicer would typically receive notice of surrender if the security interest in the Financed Boat is noted on the certificate of title. Accordingly, in such cases, the Servicer should have the opportunity to re-perfect the security interest in the Financed Boat in the state of relocation. In states that do not issue a certificate of title at registration of a Financed Boat, re-registration in a different state could defeat perfection. In the ordinary course of servicing its portfolio of marine loans, the Servicer takes steps to effect such re-perfection upon receipt of notice of re-registration or information from the Obligor as to relocation. Similarly, when an Obligor sells a titled Financed Boat showing a lienholder, unless the Servicer surrenders possession of the certificate of title, it generally will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related Contract before release of the lien. Under the Sale and Servicing Agreement, the Servicer is obligated to take such steps, at the Servicer's expense, as are necessary to maintain perfection of security interests in the Financed Boats.

     Under the laws of many states, certain possessory liens for repairs performed on a Financed Boat and storage, as well as certain rights in favor of federal and state governmental authorities arising from the use of a boat in connection with illegal activities, may take priority over a security interest perfected under state law. Certain U.S. federal tax liens may also have priority over the lien of a secured party. Under the Ship Mortgage Statutes, a Preferred Mortgage supersedes a perfected state law security interest, a state created lien or forfeiture rights (so long as the secured party is innocent of wrongdoing) but is subordinate to preferred maritime liens. The Seller will represent in the Sale and Servicing Agreement that, as of the Initial Cut-off Date or Subsequent Cut-off Date, as the case may be, it has no knowledge of any such liens with respect to any Financed Boat related to a Contract. However, such liens could arise at any time during the term of a Contract. No notice will be given to the Owner Trustee or the Indenture Trustee in the event such a lien arises.

     Possible Loss of Perfection or Priority of Trust's Security Interest in Financed Boats or Proceeds Thereof. The certificate of title names CITSF (or CITCF-NY) as the secured party. Because of the administrative burden and expense, neither CITCF-NY, CITSF, the Company nor the Trust will amend any certificate of title to note the lien of the Trust as the new secured party on the certificate of title relating to the Financed Boat nor will any such entity execute and file any transfer instruments (including, among other instruments, UCC-3 assignments). In some states, in the absence of such an amendment or execution, the assignment to the Trust of a security interest in Financed Boats may not be perfected, such assignment of the security interest to the Trust may not be effective against creditors or a trustee in bankruptcy of CITSF or CITCF-NY, which continue to be specified as lienholder on any certificates of title or as secured party of any UCC filing.

     (i) California. A security interest in a boat registered in the State of California (in which the greatest number of Financed Boats are currently registered) may be perfected only by depositing with the Department of Motor Vehicles a properly endorsed certificate of title for the boat showing the secured party as "legal owner" thereon or if the boat has not been previously registered, an application in usual form for an original registration together with an application for registration of the secured party as "legal owner." However, under the California Vehicle Code, a transferee of a security interest in a boat is not required to reapply to the Department of Motor Vehicles for a transfer of registration when the interest of the transferee arises from the transfer of a security agreement by the "legal owner" to secure payment or performance of an obligation. Accordingly, under California law, an assignment such as that under each of the Purchase Agreement and the Trust Documents is an effective conveyance of CITSF's and the Company's perfected security interest, as the case may be, without such re-registration, and under the Purchase Agreement the Company will succeed to CITSF's, and under the Trust Documents the Trust will succeed to the Company's, rights as secured party.

     (ii) Other States. In most states, assignments such as those under the Purchase Agreement and the Trust Documents are an effective conveyance of a security interest without amendment of any lien noted on a boat's certificate of title, and the assignee succeeds thereby to the assignor's rights as secured party. However, in some states the Trust's security interest will be unperfected because the Trust will not be noted as the secured party on the certificates of title to the Financed Boats, and therefore the Trust's security interest would be subordinate to, among others, subsequent purchasers of such Financed Boats and holders of prior perfected security interests therein. However, in the absence of fraud, forgery or administrative error, the notation of CITSF's or CITCF-NY's lien on the certificates of title will be sufficient in most states to protect the Trust against the rights of subsequent purchasers of a Financed Boat, judgment creditors or other creditors who take a security interest in a Financed Boat.

     Continuity of Perfection. Under the laws of most states, a perfected security interest in a boat continues for four months after the boat is moved to a new state (from the state in which a financing statement was properly filed initially to perfect the security interest or in which the certificate of title was issued) and thereafter until the owner re-registers such boat in the new state. A majority of states require surrender of a certificate of title to obtain a new certificate of title for the boat. In those states (including California) that call for return of the certificate of title to the holder of the first security interest noted thereon, the secured party would learn of the re-registration through the request from the obligor under the related marine installment sale contract to surrender possession of the certificate of title. In the case of boats registered in states providing for perfection of a lien by notation of the lien on the certificate of title without possession of the certificate of title by the secured party, the secured party would receive notice of surrender from the state of re-registration if the security interest were noted on the certificate of title. Thus, the secured party would have the opportunity to re-perfect its security interest in the boat in the state to which the boat is moved. However, these procedural safeguards will not protect the secured party if through fraud, forgery or administrative error, the debtor somehow procures a new certificate of title that does not note the secured party's lien. Additionally, in states that do not require a certificate of title for registration of a boat, re-registration could defeat perfection.

     In the ordinary course of servicing the Contracts, CITSF will take steps to effect re-perfection upon receipt of notice of re-registration or information from the Obligor as to relocation. Similarly, when an Obligor sells a Financed Boat, CITSF must surrender possession of the certificate of title or will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related Contract before release of the lien. Under the Trust Documents, the Servicer will be obligated to take appropriate steps, at its own expense, to maintain perfection of a security interest in the Financed Boats.

     In most states, CITSF, as Servicer, will hold certificates of title relating to the Financed Boats in its possession as custodian for the Trust pursuant to the Trust Documents. In some states, the certificate of title is held by the Obligor, but only after it is endorsed by the state motor vehicle department with a notation of CITSF's lien. In the Trust Documents, CITSF, as Servicer, will covenant that it will not release its security interest in the Financed Boat securing any Contract except as contemplated by the Trust Documents. CITSF, as Servicer, will also covenant that it will not impair the rights of the Trust in the Contacts or take any action inconsistent with the Trust's ownership of the Contracts, except as permitted by the Trust Documents. A breach of either such covenant that materially and adversely affects the Trust's interest in any Contract, would require the Servicer to purchase such Contract unless such breach is cured within the period specified in the Trust Documents.

     Priority of Certain Liens Arising by Operation of Law. Under the laws of California and of most states, liens for repairs performed on a boat and liens for certain unpaid taxes take priority over even a first perfected security interest in such boat. The Internal Revenue Code of 1986, as amended, also grants priority to certain federal tax liens over the lien of a secured party. The laws of certain states and federal law permit the confiscation of boats by governmental authorities under certain circumstances if used in unlawful activities, which may result in the loss of a secured party's perfected security interest in a confiscated boat. A Preferred Mortgage supersedes a perfected state law security interest. However, under the Ship Mortgage Act, a Preferred Mortgage is subordinate to preferred maritime liens. Therefore, certain preferred maritime liens will have priority over security interests in Boats perfected under state and federal law. CITSF will represent and warrant in the Trust Documents that, as of the Closing Date, there were no liens or claims which have been filed for work, labor or materials affecting a Financed Boat securing a Contract which are or may be liens prior or equal to the lien of the Contract. However, liens for repairs or taxes could arise at any time during the term of a Contract. No notice will be given to the Trustees or Securityholders in the event such a lien or confiscation arises and any such lien or confiscation arising after the date of initial issuance of the Securities would not give rise to an obligation of CITSF to purchase the Contract under the Trust Documents.

Repossession

     In the event of default by an obligor, the holder of the related marine installment sale contract has all the remedies of a secured party under the UCC, except where specifically limited by other state laws. The UCC remedies of a secured party include the right to repossession by self-help means, unless such means would constitute a breach of the peace. Self-help repossession is the method employed by the Servicer in most cases and is accomplished simply by taking possession of the related boat. In cases where the obligor objects or raises a defense to repossession, or if otherwise required by applicable state law, a court order must be obtained from the appropriate state court, and the boat must then be recovered in accordance with that order. In some jurisdictions (not including California), the secured party is required to notify the debtor of the default and the intent to repossess the collateral and the debtor must be given a time period within which to cure the default prior to repossession. In most states (including California), under certain circumstances after the boat has been repossessed, the obligor may reinstate the related contract by paying the delinquent installments and other amounts due.


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

Notice of Sale; Redemption Rights

     In the event of default by the Obligor, some jurisdictions (not including California) require that the Obligor be notified of the default and be given a time period within which to cure the default prior to repossession. Generally, this right of cure may only be exercised on a limited number of occasions during the term of the related Contract.

     The UCC and other state laws require the secured party to provide the obligor with reasonable notice of the date, time and place of any public sale and/or the date after which any private sale of the collateral may be held. The obligor has the right to redeem the collateral prior to actual sale by paying the secured party (i) the unpaid principal balance of the obligation, accrued interest thereon plus reasonable expenses for repossessing, holding and preparing the collateral for disposition and arranging for its sale, plus, in some jurisdictions, reasonable attorneys' fees or (ii) in some states, the delinquent installments or the unpaid principal balance of the related obligation.

     Under federal law, to transfer title in a non-judicial sale, a seller of a Financed Boat subject to a Preferred Mortgage must give prior notice of the sale to (i) the owner of a Financed Boat subject to a Preferred Mortgage, (ii) any other lienholders who have filed notice with the Coast Guard and (iii) the Coast Guard.

Deficiency Judgments and Excess Proceeds

     The proceeds of resale of the Financed Boats generally will be applied first to the expenses of resale and repossession and then to the satisfaction of the related indebtedness. While some states impose prohibitions or limitations on deficiency judgments if the net proceeds from resale do not cover the full amount of the indebtedness, a deficiency judgment can be sought in California and certain other states that do not prohibit or limit such judgments. In addition to the notice requirement, the UCC requires that every aspect of the sale or other disposition, including the method, manner, time, place and terms, be "commercially reasonable." Some courts have held that when a sale is not "commercially reasonable," the secured party loses its right to a deficiency judgment and courts in some other states have held that when a sale is not "commercially reasonable" there is a rebuttable presumption that there is no deficiency. In addition, the UCC permits the debtor or other interested party to recover for any loss caused by noncompliance with the provisions of the UCC. Also, prior to a sale, the UCC permits the debtor or other interested person to restrain the secured party from disposing of the collateral if it is established that the secured party is not proceeding in accordance with the "default" provisions under the UCC. A deficiency judgment is a judgment against the obligor or guarantor for the shortfall; however, a defaulting obligor or guarantor may have very little capital or sources of income available following repossession. Therefore, in many cases, it may not be useful to seek a deficiency judgment or, if one is obtained, it may be settled at a significant discount or be uncollectible.

     Occasionally, after resale of a boat and payment of all expenses and indebtedness, there is a surplus of funds. In that case, the UCC requires the creditor to remit the surplus to any holder of a subordinate lien with respect to such boat or, if no such lienholder exists, to the former owner of the boat.

Certain Matters Relating to Insolvency

     CITSF, CITCF-NY and the Company intend that the transfers of Contracts from CITCF-NY to CITSF, from CITSF to the Company and from the Company (and, if and to the extent specified in the related Prospectus Supplement, a Selling Trust) to the Trust, constitute sales, rather than pledges, of the Contracts to secure indebtedness. However, if CITCF-NY, CITSF or the Company (or, if and to the extent specified in the related Prospectus Supplement, a Selling Trust) were to become a debtor under Title 11 of the United States Code, 11 U.S.C. ss.101 et seq. (the "Bankruptcy Code"), it is possible that a creditor, receiver, other party in interest or trustee in bankruptcy of such debtor, or such debtor as debtor-in-possession, may contend that the sales of the Contracts by CITCF-NY to CITSF, by CITSF to the Company, or by the Company (and, if and to the extent specified in the related Prospectus Supplement, a Selling Trust) to the Trust, respectively, were pledges of the Contracts rather than sales and that, accordingly, such Contracts should be part of such assigning entity's bankruptcy estate. Such a


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

position, if presented to a court, even if ultimately unsuccessful, could result in a delay in or reduction of distributions to the Securityholders.

     The Company has taken steps in structuring the transactions described herein that are intended to make it unlikely that the voluntary or involuntary application for relief by or against CIT under the Bankruptcy Code or similar applicable state laws (collectively, "Insolvency Laws") would result in consolidation of the assets and liabilities of the Company with those of CIT. These steps include the creation of the Company as a wholly-owned, limited purpose subsidiary of CIT pursuant to a certificate of incorporation containing certain limitations (including a requirement that the Company have at least one "independent director" and restrictions on the nature of the Company's business). Additionally, the Company's certificate of incorporation prohibits merger, consolidation and the sale of all or substantially all of its assets in certain circumstances or the commencement of a voluntary case or proceeding under any insolvency law, without the prior affirmative unanimous vote of its directors including any independent director. Notwithstanding the foregoing, in the event that (i) a court concluded that the assets and liabilities of the Company should be consolidated with those of CIT (or one of its affiliates) in the event of the application of applicable insolvency laws to CIT (or one of its affiliates) or following the bankruptcy or insolvency of CIT (or one of its affiliates) the security interest in the Contracts granted by the Company to the Trust should be avoided; (ii) a filing were made under any insolvency law by or against the Company, or (iii) an attempt were made to litigate any of the foregoing issues, delays in payments on the Securities and possible reductions in the amount of such payments could occur.

Consumer Protection Laws

     Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon creditors and servicers involved in consumer finance. These laws include the Truth in Lending Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act, the Military Reservist Relief Act, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, state retail installment sales acts and other similar laws. Also, the laws of California and of certain other states impose finance charge ceilings and other restrictions on consumer transactions and require contract disclosures in addition to those required under federal law. These requirements impose specific statutory liabilities upon creditors which fail to comply with their provisions. In some cases, this liability could affect the ability of an assignee such as the Trust to enforce consumer finance contracts such as the Contracts.

     The so-called "Holder-in-Due-Course Rule" of the Federal Trade Commission (the "FTC Rule") has the effect of subjecting any assignee of the seller in a consumer credit transaction to all claims and defenses which the obligor in the transaction could assert against the seller of the goods. Liability under the FTC Rule is limited to the amounts paid by the obligor under the contract, and the holder of the contract may also be unable to collect any balance remaining due thereunder from the obligor. The FTC Rule is generally duplicated by the Uniform Consumer Credit Code, other state statutes or the common law in certain states. Most of the Contracts will be subject to the requirements of the FTC Rule. Accordingly, the Trust, as holder of the Contracts, will be subject to any claims or defenses that the purchaser of the related Financed Boat may assert against the seller of the Financed Boat. Such claims are limited to a maximum liability equal to the amounts paid by the Obligor under the related Contracts.

     Under California law and most state vehicle dealer licensing laws, sellers of boats are required to be licensed to sell boats at retail sale. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and assignment of marine installment sale contracts and marine installment loan contracts or notes, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with the provisions of these laws may affect the enforceability of the related Contract. The Trust and the Company and, if specified in the Prospectus Supplement, the Selling Trust, may not have obtained all licenses required under any federal or state consumer laws or regulations, and the absence of such licenses may impede the enforcement of certain rights or give rise to certain defenses in enforcement actions.

     Courts have applied general equitable principles to secured parties pursuing repossession or litigation involving deficiency balances. These equitable principles may have the effect of relieving an obligor from some or all of the legal consequences of a default and be used as a defense to repayment of the obligation.

     In several cases, consumers have asserted that the self-help remedies of secured parties under the UCC and related laws violate the due process protections of the Fourteenth Amendment to the Constitution of the United States of America. Courts have generally either upheld the notice provisions of the UCC and related laws as reasonable or have found that the creditor's repossession and resale do not involve sufficient state action to afford constitutional protection to consumers.

     CITSF will represent and warrant under the Trust Documents that each Contract complies with all requirements of law in all material respects. A breach of such representation and warranty that materially adversely affects the interests of the Trust in any Contract will create an obligation of CITSF to purchase such Contract. See "The Purchase Agreements and the Trust Documents--Sale and Assignment of the Contracts."

Other Limitations

     In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a creditor to realize upon collateral or enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the federal bankruptcy law, a court may prevent a creditor from repossessing a boat, and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the boat at the time of bankruptcy (as determined by the court), leaving the party providing financing as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under the related contract or change the rate of interest and time of repayment of the indebtedness.

     Under the terms of the Soldiers' and Sailors' Civil Relief Act, an Obligor who enters the military service after the origination of such Obligor's Contract (including an Obligor who is a member of the National Guard or is in reserve status at the time of the origination of the Obligor's contract and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such Obligor's active duty status, unless a court orders otherwise upon application of the lender. In addition, pursuant to the Military Reservist Relief Act, under certain circumstances California residents called into active duty with the reserves can delay payments on marine installment sale contracts, including the Contracts, for a period, not to exceed 180 days, beginning with the order to active duty and ending 30 days after release. It is possible that the foregoing could have an effect on the ability of the Servicer to collect full amounts of interest on certain of the Contracts. In addition, the Relief Acts impose limitations which would impair the ability of the Servicer to repossess a Financed Boat subject to an affected Contract during the Obligor's period of active duty status. Thus, in the event that such a Contract goes into default, there may be delays and losses caused by the inability to realize upon the related Financed Boat in a timely fashion.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Set forth below and in the related Prospectus Supplement for each series of the Securities is a summary of certain federal income tax consequences of the purchase, ownership and disposition of the Securities, applicable to initial purchasers of the Securities. This summary does not deal with all aspects of federal income taxation applicable to all categories of holders of the Securities, some of which may be subject to special rules or special treatment under the federal income tax laws. For example, it does not discuss the specific tax treatment of Securityholders that are insurance companies, banks and certain other financial institutions, regulated investment companies, individual retirement accounts, tax-exempt organizations or dealers in securities. Furthermore, this summary is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the


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

regulations promulgated thereunder, and judicial or ruling authority, all of which are subject to change, which change may be retroactive. Moreover, there are no cases or Internal Revenue Service ("IRS") rulings on similar transactions involving a trust that issues debt and equity interests with terms similar to those of the Notes and the Certificates. As a result, the IRS may disagree with all or part of the discussion below and in the related Prospectus Supplement.

     Prospective investors are advised to consult their own tax advisors with regard to the federal income tax consequences of the purchase, ownership and disposition of the Securities, as well as the tax consequences arising under the laws of any state, foreign country or other jurisdiction. Each Trust will be provided with an opinion of Schulte Roth & Zabel LLP, counsel for the Seller, regarding certain of the federal income tax matters discussed below and in the related Prospectus Supplement. An opinion of counsel, however, is not binding on the IRS, and no ruling on any of the issues discussed below will be sought from the IRS. For purposes of the following summary, references to the Trust, the Notes, the Certificates and related terms, parties and documents will be deemed to refer, unless otherwise specified herein, to each Trust and the Notes, Certificates and related terms, parties and documents applicable to such Trust.

     The federal income tax consequences to Certificateholders will vary depending on whether the Trust is intended to be treated as a grantor trust or a partnership under the Code or is intended to be given an alternative characterization for federal income tax purposes. The related Prospectus Supplement for each series of Certificates will specify whether the Trust is intended to be treated as a grantor trust or a partnership for federal income tax purposes or how the Trust is otherwise intended to be treated.

Scope of the Tax Opinions

     If the related Prospectus Supplement states that a Trust will be treated as a grantor trust, it is expected that Schulte Roth & Zabel LLP will deliver its opinion that, for federal income tax purposes, the Trust will be treated as a grantor trust. In such event, each Certificateholder, by acceptance of a Certificate, will be treated as the owner of an undivided interest in the Contracts included in the Contract Pool and any other assets held by the Trust.

     If the related Prospectus Supplement does not state that a Trust will be treated as grantor trust, it is expected that Schulte Roth & Zabel LLP will deliver its opinion that, for federal income tax purposes: (1) the Notes will constitute indebtedness; and (2) the Certificates will constitute interests in a trust fund that will not be treated as an association taxable as a corporation (or a publicly traded partnership). Each Noteholder, by acceptance of a Note, will agree to treat the Notes as indebtedness, and each Certificateholder, by acceptance of a Certificate, will agree to treat the Trust as a partnership in which the Certificateholders are partners for federal income tax purposes.

     In addition, Schulte Roth & Zabel LLP will render its opinion that it has reviewed the statements herein and in the related Prospectus Supplement under the heading "Certain Federal Income Tax Consequences," and is of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion for the possible effects of the classification of the Trust as a partnership, as a grantor trust or other classification, as the case may be, for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to the investor's specific tax circumstances that would be provided by an investor's own tax adviser. Accordingly, each investor is advised to consult its own tax advisers with regard to the tax consequences to it of investing in the Securities.

Other Tax Consequences

     No advice has been received as to local income, franchise, personal property, or other taxation in any state or locality, or as to the tax effect of ownership of the Securities in any state or locality. Securityholders are advised to consult their own tax advisors with respect to any state or local income, franchise, personal property, or other tax consequences arising out of their ownership of the Securities.

Alternative Tax Treatment

     In the event that, as a result of a change in applicable laws or regulations or the interpretation thereof, the federal income tax characteristics of the Notes or the Certificates are not anticipated to be as described above, the related Prospectus Supplement will include a discussion of the anticipated federal income tax treatment of the Notes or Certificates.

                         CERTAIN STATE TAX CONSEQUENCES

     The activities to be undertaken by the Servicer in servicing and collecting the Contracts will take place in Oklahoma. The State of Oklahoma imposes a state income tax on individuals, nonresident aliens (with respect to Oklahoma taxable income), corporations, certain foreign corporations, and trusts and estates with Oklahoma taxable income. No ruling on any of the issues discussed below will be sought from the Oklahoma Tax Commission.

     Because of the variation in each state's or locality's tax laws, it is impossible to predict tax consequences to Securityholders in all of the other state and local taxing jurisdictions. Securityholders are urged to consult their own tax advisors with respect to state and local tax consequences arising out of the purchase, ownership and disposition of Securities.

Tax Consequences with Respect to the Notes

     Crowe and Dunlevy, P.C., Oklahoma tax counsel to the Sellers ("Oklahoma Tax Counsel") will advise the Trust that, assuming the Notes will be treated as debt for federal income tax purposes, the Notes will be treated as debt for Oklahoma income tax purposes, and the Noteholders not otherwise subject to taxation in Oklahoma should not become subject to taxation in Oklahoma solely because of a holder's ownership of Notes. However, a Noteholder already subject to Oklahoma's income tax could be required to pay additional Oklahoma tax as a result of the holder's ownership or disposition of Notes.

Tax Consequences with Respect to the Certificates Issued by a Trust Treated as a Partnership

     Oklahoma Tax Counsel will advise the Trust that if the arrangement created by the Trust Agreement is treated as a partnership (not taxable as a corporation) for U.S. federal income tax purposes, the same treatment should also apply for Oklahoma income tax purposes; under current law,
Certificateholders that are nonresidents of Oklahoma and are not otherwise subject to Oklahoma income tax should not be subject to Oklahoma income tax on the income from the Trust because it is unlikely that the Trust has established a nonunitary business or commercial situs in Oklahoma. In any event, classification of the arrangement as a "partnership" would not cause a Certificateholder not otherwise subject to taxation in Oklahoma to pay Oklahoma income tax on income beyond that derived from the Certificates.

                              ERISA CONSIDERATIONS

     Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code prohibit a pension, profit sharing or other employee benefit plan, as well as individual retirement accounts and certain types of Keogh Plans (each a "Benefit Plan"), from engaging in certain transactions with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to such Benefit Plan. A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Code for such persons.

The Certificates

     An interest in the Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the

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

Code, or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (other than an insurance company purchasing the Certificates for its general accounts). By its acceptance of a Certificate or its acquisition of an interest in a Certificate through a Participant or DTC, each Certificateholder or Certificate Owner will be deemed to have represented and warranted that it is not subject to the foregoing limitation.

     A plan fiduciary considering the purchase of the Certificates should consult its tax and or legal advisors regarding whether the assets of the Trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

The Notes

     The acquisition or holding of Notes by or on behalf of a Benefit Plan could be considered to give rise to a prohibited transaction if the Seller, the Trust or any of their respective affiliates is or becomes a party in interest or a disqualified person with respect to such Benefit Plan. Certain exemptions from the prohibited transaction rules could be applicable to the purchase and holding of Notes by a Benefit Plan depending on the type and circumstances of the plan fiduciary making the decision to acquire such Notes. Included among these exemptions are: Prohibited Transaction Class Exemption ("PTCE") 90-1, regarding investments by insurance company pooled separate accounts; PTCE 91-38 regarding investments by bank collective investment funds; and PTCE 84-14, regarding transactions effected by "qualified professional asset managers."

     A plan fiduciary considering the purchase of the Notes should consult its tax and or legal advisors regarding whether the assets of the Trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

                              PLAN OF DISTRIBUTION

     On the terms and conditions set forth in an underwriting agreement (the "Underwriting Agreement") with respect to each Trust, either the Company or the Trust will agree to sell to each of the underwriters (the "Underwriters") named therein and in the related Prospectus Supplement, and each of such Underwriters will severally agree to purchase from the Company or the Trust, as applicable, the principal amount of each class of Securities of the related series set forth therein and in the related Prospectus Supplement.

     In each Underwriting Agreement, the several Underwriters will agree, subject to the terms and conditions set forth therein, to purchase all the Securities described therein which are offered hereby and by the related Prospectus Supplement if any of such Securities are purchased. In the event of a default by any such underwriter, each Underwriting Agreement will provide that, in certain circumstances, purchase commitments of the nondefaulting Underwriters may be increased, or the Underwriting Agreement may be terminated.

     Each Prospectus Supplement will either (i) set forth the price at which each class of Securities being offered thereby will be offered to the public and any concessions that may be offered to certain dealers participating in the offering of such Securities or (ii) specify that the related Securities are to be resold by the Underwriters in negotiated transactions at varying prices to be determined at the time of such sale. After the initial public offering of any Securities, the public offering price and such concessions may be changed.

     Each Underwriting Agreement will provide that CITSF and/or the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

     A Trustee may, from time to time, invest the funds of the Trust in Eligible Investments acquired from the Underwriters.

                              FINANCIAL INFORMATION

     The Company has determined that its financial statements are not material to the offering made hereby.

     Each Trust will be formed to own the related Contracts and the other Trust assets and to issue the related Securities. Each Trust will have had no assets or obligations prior to the issuance of the Securities and will not engage in any activities other than those described herein and in the related Prospectus Supplement. Accordingly, no financial statements with respect to each Trust are included in this Prospectus or in the related Prospectus Supplement.

                                     RATINGS

     It is a condition to the issuance of any class of Securities offered pursuant to this Prospectus that the Securities be rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization rating such series of Securities (each, a "Rating Agency"). The foregoing ratings do not address the likelihood that the Securities will be retired following the sale of the Contracts by the Trust. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. The security ratings of the Securities should be evaluated independently of similar security ratings assigned to other kinds of securities.

                                  LEGAL MATTERS

     Certain legal matters will be passed upon for the Company by Schulte Roth & Zabel LLP, New York, New York. The material federal income tax consequences of the Securities will be passed upon for the Company by Schulte Roth & Zabel LLP. Certain legal matters will be passed upon for CITSF, CITCF-NY and the Company by Norman H. Rosen, Esq., Senior Vice President and General Counsel of CITSF. If the Enhancement for a class of Securities includes a CIT Limited Guarantee, certain legal matters will be passed upon for CIT by its Executive Vice
President and General Counsel, Ernest D. Stein, Esq. If a Trust is formed pursuant to the laws of the State of Delaware, certain legal matters will be passed upon for the Trust by its special Delaware counsel named in the related Prospectus Supplement.

                                     EXPERTS

     The consolidated balance sheets of CIT as of December 31, 1996 and 1995 and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1996 in CIT's Amendment No. 2 to the Registration Statement on Form S-2 have been incorporated by reference herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, also incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                            INDEX OF PRINCIPAL TERMS

Affiliated Owner...........................................................6, 26
Asset Service Center..........................................................31
Available Amount..........................................................14, 56
Bankruptcy Code...........................................................23, 66
Benefit Plan..................................................................70
Business Day..............................................................13, 34
Capitalized Interest Account..................................................12
Cash Collateral Account.......................................................41
CBC...........................................................................30
CBC Holding...................................................................30
Cede.......................................................................6, 33
Cedel...................................................................3, 8, 25
Cedel Participants............................................................44
Certificate Distribution Account..............................................51
Certificate Final Scheduled Distribution Date.................................13
Certificate Owner.........................................................25, 33
Certificate Owners.............................................................6
Certificate Pool Factor.......................................................29
Certificateholders............................................................45
Certificates............................................................2, 6, 33
CIT.....................................................................3, 5, 21
CITCF-NY..................................................................10, 21
CITSF......................................................................5, 21
Closing Date..................................................................10
CMC...........................................................................30
Code......................................................................19, 68
Collection Account............................................................51
Commission.....................................................................3
Company.................................................................2, 5, 21
Contract Files................................................................26
Contract Pool..............................................................9, 27
Contract Rate.................................................................27
Contracts...............................................................2, 9, 27
Cooperative...................................................................44
Credit Facility...............................................................41
Credit Facility Provider......................................................42
Dealers...................................................................10, 21
Definitive Certificates.......................................................45
Definitive Notes..............................................................45
Definitive Securities.........................................................45
Deposit Date..................................................................25
Depositories..................................................................42
Depository....................................................................25
Determination Date............................................................14
Distribution Date.........................................................13, 34
DKB...........................................................................30
DTC.....................................................................3, 6, 25
DTC Rules.....................................................................43
Due Period....................................................................14

Eligible Account..............................................................52
Eligible Institution..........................................................52
Eligible Investments..........................................................52
Enhancement...................................................................40
ERISA.....................................................................19, 70
Euroclear...............................................................3, 8, 44
Euroclear Operator............................................................44
Euroclear Participants........................................................44
Event of Termination..........................................................59
Events of Default.............................................................36
Financed Boats..............................................................2, 9
Financial Guaranty Insurance Policy...........................................40
Financial Guaranty Insurer....................................................40
Force-Placed Insurance........................................................58
FTC Rule......................................................................67
Funding Period.........................................................7, 11, 12
Holder........................................................................43
Holders.......................................................................45
Indenture...............................................................3, 7, 34
Indenture Trustee....................................................3, 5, 6, 34
Indirect Participants.........................................................43
Initial Contracts...........................................................2, 9
Initial Cut-off Date........................................................2, 9
Initial Financed Boats......................................................2, 9
Initial Pool Balance......................................................18, 61
Insolvency Laws...............................................................66
Insurance Advances............................................................58
Insured Payment...............................................................40
Interest Accrual Period...................................................13, 14
Interest Rate..................................................................8
IRS...........................................................................68
Issuer.........................................................................5
Late Fees.................................................................14, 56
Limited Guarantee.............................................................41
Liquidity Facility............................................................42
Liquidity Facility Provider...................................................42
List of Contracts.............................................................49
MHC...........................................................................30
Military Reservist Relief Act.................................................50
Monthly Advance...........................................................16, 55
Non-Reimbursable Payment..................................................17, 55
Note Distribution Account.....................................................51
Note Final Scheduled Distribution Date........................................13
Note Owner................................................................25, 35
Note Owners....................................................................8
Note Pool Factor..............................................................29
Noteholders...................................................................45
Notes...................................................................2, 7, 34
Notice........................................................................59
Obligor...................................................................10, 55
Oklahoma Tax Counsel..........................................................70
Original Certificate Balance..................................................26
Owner Trustee..................................................................5
Paid-Ahead Account............................................................52

Paid-Ahead Period.............................................................28
Paid-Ahead Precomputed Contract...............................................28
Paid-Ahead Simple Interest Contract...........................................28
Participants..................................................................42
Pass-Through Rate.......................................................6, 7, 34
Payment Shortfall.....................................................16, 17, 55
Pool Balance..................................................................18
Pooling and Servicing Agreement................................................3
Precomputed Contracts.........................................................28
Preferred Mortgage........................................................22, 63
Pre-Funded Amount.............................................................11
Pre-Funded Percentage.........................................................23
Pre-Funding Account............................................................7
Prospectus Supplement..........................................................2
PTCE..........................................................................70
Purchase Agreement............................................................10
Purchase Agreements...........................................................48
Purchase Price................................................................50
Rating Agency.............................................................19, 71
Rating Agency Condition.......................................................36
Record Date...............................................................13, 34
Registration Statement.........................................................3
Related Documents.............................................................38
Repurchase Event..............................................................10
Repurchased Contract......................................................10, 50
Required Servicer Ratings.....................................................54
Reserve Account...............................................................41
Reserve Fund..................................................................41
Retained Yield................................................................51
Sale and Servicing Agreement...................................................3
Securities..............................................................2, 7, 34
Security Owner................................................................35
Securityholder................................................................43
Securityholders...............................................................45
Seller......................................................................2, 5
Selling Trust..................................................................5
Servicer....................................................................3, 5
Servicer Letter of Credit.....................................................54
Servicer Payment..............................................................14
Servicing Fee.........................................................17, 18, 53
Servicing Fee Rate....................................................17, 18, 54
Ship Mortgage Act.........................................................22, 63
Simple Interest Contracts.....................................................27
Soldiers' and Sailors' Civil Relief Act.......................................50
Spread Account................................................................41
Stockholders Agreement........................................................30
Stripped Certificates..........................................................7
Stripped Notes.................................................................8
Subsequent Contracts........................................................2, 9
Subsequent Cut-off Date....................................................2, 11
Subsequent Financed Boats...................................................2, 9
Subsequent Purchase Agreement.................................................11
Subsequent Transfer Agreement.................................................11
Subsequent Transfer Date......................................................11

Terms and Conditions..........................................................44
Trust.......................................................................2, 5
Trust Agreement................................................................3
Trust Documents...............................................................48
Trustee.....................................................................3, 5
Trustees....................................................................5, 6
UCC.......................................................................21, 62
Underwriters..................................................................71
Underwriting Agreement........................................................71
Yield Supplement Account......................................................41

No dealer, salesperson or other person has been authorized to give any information or to make any representation not contained in this Prospectus Supplement and the accompanying Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Company, CITSF or any Underwriter. This Prospectus Supplement and the accompanying Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus Supplement or the accompanying Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that the information herein is correct as of any time subsequent to the date hereof or that there has been no change in the affairs of the Company since such date.

                                 --------------

                                Table of Contents

                              Prospectus Supplement

                                                                            Page
                                                                            ----
Summary ................................................................... S-3
Risk Factors .............................................................. S-19
Structure of the Transaction .............................................. S-23
The Trust Property ........................................................ S-24
The Contract Pool ......................................................... S-25
Maturity and Prepayment Considerations .................................... S-29
Yield and Prepayment Considerations ....................................... S-34
Pool Factors .............................................................. S-34
Use of Proceeds ........................................................... S-35
The CIT Group/Sales Financing, Inc., Servicer ............................. S-35
The Certificates .......................................................... S-39
The Notes ................................................................. S-41
Enhancement ............................................................... S-43
The Purchase Agreements and the Trust Documents ........................... S-45
Certain Federal Income Tax Consequences ................................... S-47
Plan of Distribution ...................................................... S-47
Ratings ................................................................... S-48
Legal Matters ............................................................. S-48
Annex I ................................................................... S-49
Index of Principal Terms .................................................. S-52

                                   Prospectus

Available Information .....................................................    3
Reports to Securityholders ................................................    3
Documents Incorporated by Reference .......................................    4
Summary ...................................................................    5
Risk Factors ..............................................................   21
The Trusts ................................................................   25
The Trust Property ........................................................   26
The Contract Pool .........................................................   26
Yield and Prepayment Considerations .......................................   28
Pool Factors ..............................................................   29
Use of Proceeds ...........................................................   29
The CIT Group, Inc. .......................................................   30
The CIT Group Securitization Corporation II, Seller .......................   30
The CIT Group/Sales Financing, Inc., Servicer .............................   31
The Certificates ..........................................................   33
The Notes .................................................................   34
Enhancement ...............................................................   39
Certain Information Regarding the Securities ..............................   42
The Purchase Agreements and the Trust Documents ...........................   48
Certain Legal Aspects of the Contracts ....................................   61
Certain Federal Income Tax Consequences ...................................   67
Certain State Tax Consequences ............................................   68
ERISA Considerations ......................................................   68
Plan of Distribution ......................................................   69
Financial Information .....................................................   70
Ratings ...................................................................   70
Legal Matters .............................................................   70
Experts ...................................................................   70
Index of Principal Terms ..................................................    i

Until ninety days after the date of this Prospectus Supplement, all dealers effecting transactions in the Securities, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and the Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus Supplement and the Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.



$-----------
(Approximate)

CIT Marine
Trust ____-_

$----------  --%
Asset-Backed Notes

$________ ___% Asset-Backed
Certificates

The CIT Group
Securitization
Corporation II,
Seller

The CIT Group/Sales
Financing, Inc.,
Servicer

[Underwriters]

Prospectus

Dated

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.

     The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.

         SEC registration fee................................ $ 350.00
         Attorney's fees and expenses .......................        *
         Accounting fees and expenses .......................        *
         Blue sky fees and expenses .........................        *
         Rating agency fees .................................        *
         Trustee's fees and expenses ........................        *
         Printing expenses ..................................        *
         Miscellaneous fees and expenses ....................        *
             Total...........................................        *

*To be completed by amendment.

Item 15.  Indemnification of Directors and Officers.

     Subsection (a) of Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation except that no indemnification may be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     Section 145 further provides that to the extent a director, officer, employee, or agent of a corporation has been successful in the defense of any action, suit, or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of any person acting in any of the capacities set forth in the second preceding paragraph against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under
Section 145.

     The Registrants' By-Laws provide for indemnification of directors and officers of each Registrant to the full extent permitted by Delaware law.

     Article X of the By-laws of CIT and Article VIII of the By-laws of the Company provide, in effect, that, in addition to any rights afforded to an officer, director or employee of such Registrant by contract or operation of law, such Registrant may indemnify any person who is or was a director, officer, employee, or agent of such Registrant, or of any other corporation which he served at the request of such Registrant, against any and all liability and reasonable expense incurred by him in connection with or resulting from any claim, action, suit, or proceeding (whether brought by or in the right of such Registrant or such other corporation or otherwise), civil or criminal, in which he may have become involved, as a party or otherwise, by reason of his being or having been such director, officer, employee, or agent of such Registrant or such other corporation, whether or not he continues to be such at the time such liability or expense is incurred, provided that such person acted in good faith and in what he reasonably believed to be the best interests of such Registrant or such other corporation, and, in connection with any criminal action proceeding, had no reasonable cause to believe his conduct was unlawful.

     Such Articles further provide that any person who is or was a director, officer, employee, or agent of each Registrant or any director or indirect wholly-owned subsidiary of each Registrant shall be entitled to indemnification as a matter of right if he has been wholly successful, on the merits or otherwise, with respect to any claim, action, suit, or proceeding of the type described in the foregoing paragraph.

     In addition, the Registrants maintain directors' and officers' reimbursement and liability insurance pursuant to standard form policies with aggregate limits of $90,000,000. The risks covered by such policies do not exclude liabilities under the Securities Act of 1933.

     Pursuant to the form of Underwriting Agreement, the Underwriters will agree, subject to certain conditions, to indemnify the Registrants, their directors, certain of their officers and persons who control the Registrants within the meaning of the Securities Act of 1933 against certain liabilities.

Item 16.  Exhibits and Financial Statement Schedules.

          a.  Exhibits:

             1.1*   Form of Underwriting Agreement
             3.1    Certificate of Incorporation,  as amended,  of The CIT Group
                    Securitization  Corporation  II,  incorporated  by reference herein to Exhibit 3.1 to Registration Statement 33-65057
             3.2    By-laws  of The CIT  Group  Securitization  Corporation  II,
                    incorporated   by   reference   herein  to  Exhibit  3.2  to
                    Registration Statement 333-07249
             4.1*   Form of  Indenture  between  the  Trust  and  the  Indenture
                    Trustee
             4.2*   Form of Trust  Agreement  between  the Company and the Owner
                    Trustee
             4.3*   Form of Sale and  Servicing  Agreement  among  the  Company,
                    CITSF and the Trust
             4.5*   Form of Limited Guarantee
             4.6*   Form of Pooling and Servicing Agreement
             5.1* Opinion of Schulte Roth & Zabel LLP with respect to legality 8.1* Opinion of Schulte Roth & Zabel LLP with respect to tax matters
             8.2*   Opinion of Crowe & Dunlevy PC with  respect to Oklahoma  tax matters
            10.1*   Form of Purchase Agreement
            10.2*   Form of Subsequent Purchase Agreement
            23.1*   Consent of  Schulte  Roth & Zabel LLP  (included  as part of
                    Exhibit 5.1)
            23.2*   Consent  of Crowe and  Dunlevy,  P.C.  (included  as part of
                    Exhibit 8.2) 23.3** Consent of KPMG Peat Marwick LLP
            24.1**  Powers  of   Attorney   of  The  CIT  Group   Securitization
                    Corporation  II  (included  on page II-4)
            24.2**  Powers of Attorney of The CIT Group, Inc.

------------
* To be filed by amendment.
** Filed herewith.

         b. Financial Statement Schedules:

         Not applicable.

Item 17. Undertakings.

         The Registrants hereby undertake:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Act");

          (ii) To reflect in the prospectus any fact or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     (2) That, for the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrants undertake that, for purposes of determining any liability under the Act, each filing of the Registrants' annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     The undersigned Registrants hereby agree to provide to the underwriter at the closing specified in the underwriting agreement, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

     Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrants pursuant to the foregoing provisions, or otherwise, the Registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Livingston, State of New Jersey, on December 24, 1997.

                                    THE CIT GROUP SECURITIZATION CORPORATION II

                                    By:  /s/ JAMES J. EGAN, JR.
                                         --------------------------------------
                                         Name:  James J. Egan, Jr.
                                         Title: President

                               POWER OF ATTORNEY

     Each person whose signature to this Registration Statement appears below hereby constitutes and appoints Norman H. Rosen, James J. Egan, Jr. and Richard
W. Bauerband, or any of them (with the full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, with full power of substitution, to sign on his behalf individually and in the capacity stated below and to perform any acts necessary to be done in order to file all amendments and post-effective amendments to this Registration Statement, and any and all instruments or documents filed as part of or in connection with this Registration Statement or the amendments thereto, and each of the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitutes, shall do or cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                Title                       Date
---------                                -----                       ----

/s/ JAMES J. EGAN, JR.         President and Director          December 24, 1997
---------------------------    (principal executive officer)


/s/ RICHARD W. BAUERBAND       Executive Vice President        December 24, 1997
---------------------------    and Director


/s/ JOSEPH J. CARROLL          Director                        December 24, 1997
---------------------------


/s/ FRANK GARCIA               Vice President                  December 24, 1997
---------------------------    (principal financial and
                               accounting officer)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on December 24, 1997.

                                          THE CIT GROUP, INC.

                                          By:  /s/ DONALD R. RAPSON
                                               ---------------------------------
                                               Donald J. Rapson
                                               Senior Vice President,
                                               Assistant General
                                               Counsel and Secretary

Counsel and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

          Signature and Title                                           Date
          -------------------                                           ----

        Albert R. Gamper, Jr.*
-------------------------------------
President, Chief Executive Officer,
           and Director
   (Principal executive officer)

            Hisao Kobayashi*
-------------------------------------
              Director

           Takasuke Kaneko*
-------------------------------------
              Director

           Joseph A. Pollicino*      *By /s/ DONALD J. RAPOSN December 24, 1997
-------------------------------------    -------------------
              Director                   Donald J. Rapson
                                         Attorney-in-fact

           Paul N. Roth*
-------------------------------------
              Director

          Peter J. Tobin*
-------------------------------------
              Director

          Yukiharu Uno*
-------------------------------------
              Director

           Yoshiro Aoki*
-------------------------------------
             Director

            Keiji Torii*
-------------------------------------
             Director

           Tohru Tonoike*
-------------------------------------
              Director


         /s/ JOSEPH M. LEONE
-------------------------------------
           Joseph M. Leone                                    December 24, 1997
   Executive Vice President and Chief
            Financial Officer
principal financial and accounting officer)

     Original powers of attorney authorizing Albert R. Gamper, Jr., Ernest D. Stein, and Donald J. Rapson and each of them to sign the Registration Statement and amendments thereto on behalf of the directors and officers of the Registrant indicated above are held by The CIT Group, Inc. and available for examination pursuant to Item 302(b) of Regulation S-T.


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